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                                  ANNUAL REPORT


                                DECEMBER 31, 2002


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              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
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                             LETTER TO SHAREHOLDERS
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DEAR SHAREHOLDERS:

This report contains important information relating to your investments, including market commentary and financial information for each of the Harris Insight Funds.

Trying to find positive returns in the capital markets was very difficult for investors during 2002. Asset classes that had drawn minimal investor attention for the past several years -- government bonds and municipal bonds -- turned out to be excellent choices in 2002.

Within the Harris Insight Funds, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund would have been strong investment choices, with each of those Funds providing investors with top-quartile performance or better in their respective Lipper categories for the year ended December 31, 2002. For investors with less tolerance for principal risk, each of the Money Market Funds performed well in their peer groups and certainly provided competitive rates of return.

As we informed you in November, the Harris Insight Convertible Securities Fund is changing its investment objective and strategy effective January 2, 2003, to those of a high-yield bond fund. At the same time, the Fund was renamed the Harris Insight High Yield Select Bond Fund. This Fund invests its investable assets in the Harris Insight High Yield Bond Fund which began operation as a mutual fund in 2002. The Harris Insight High Yield Select Bond Fund now benefits from broader diversification and access to a greater range of fixed-income securities to meet its objectives.

As we look forward to the new year, we believe that change will continue in all of the markets, driven by the behavior of investors, developments in the economy, and geopolitical eruptions. It is our belief that the Fund family is positioned to do well in a changing environment.

We thank you for your support and the confidence you have placed with us. We value the relationship we have with you and encourage you to contact us with any comments or suggestions as to how we may better serve your future investing needs.


Sincerely,

/s/  PETER P. CAPACCIO

Peter P. Capaccio
President
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS


INVESTMENT ADVISER:                         HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                                PFPC DISTRIBUTORS, INC.








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                                TABLE OF CONTENTS
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                   LETTER TO SHAREHOLDERS           PAGE    1

                   THE MARKET ENVIRONMENT
              Fixed Income Markets Review           Page    4
                    Equity Markets Review           Page    5

              PORTFOLIO MANAGEMENT REVIEW
                           Fund Summaries           Page    6-26

          TAX INFORMATION -- EQUITY FUNDS           PAGE    27

                        STATEMENTS OF NET
          ASSETS/SCHEDULES OF INVESTMENTS
                      MONEY MARKET FUNDS:
             Government Money Market Fund           Page    28
                        Money Market Fund           Page    29
             Tax-Exempt Money Market Fund           Page    33

                      FIXED INCOME FUNDS:
             Short/Intermediate Bond Fund           Page    38
                                Bond Fund           Page    43
        Intermediate Government Bond Fund           Page    48
                     High Yield Bond Fund           Page    51
        Intermediate Tax-Exempt Bond Fund           Page    53
                     Tax-Exempt Bond Fund           Page    58
              Convertible Securities Fund           Page    61

                            EQUITY FUNDS:
                              Equity Fund           Page    62
                       Equity Income Fund           Page    65
                         Core Equity Fund           Page    68
               Small-Cap Opportunity Fund           Page    71
                     Small-Cap Value Fund           Page    74
                               Index Fund           Page    77
         Large-Cap Aggressive Growth Fund           Page    85
         Small-Cap Aggressive Growth Fund           Page    87
                          Technology Fund           Page    89
                            Balanced Fund           Page    92
                       International Fund           Page    99
                    Emerging Markets Fund           Page    101

                 STATEMENTS OF OPERATIONS           PAGE    104

      STATEMENTS OF CHANGES IN NET ASSETS           PAGE    108

                     FINANCIAL HIGHLIGHTS           PAGE    116

            NOTES TO FINANCIAL STATEMENTS           PAGE    134

        REPORT OF INDEPENDENT ACCOUNTANTS           PAGE    158

                          FUND MANAGEMENT           PAGE    159


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                             THE MARKET ENVIRONMENT
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                           FIXED INCOME MARKETS REVIEW
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Though bond investors experienced strong nominal returns in 2002 -- particularly relative to weak equity markets -- the year is not likely to be remembered fondly by most portfolio managers. The market was fraught with numerous credit catastrophes, extreme valuation levels, and overall volatility that made for a very challenging environment.

Start with the general level of rates. Coming out of the prior year's brief recession with economic fundamentals firming modestly, most investors expected rates to rise. Rates fell sharply to levels not seen for 40 years. Similarly, moving out of recession, most would expect corporate bond prices to improve along with corporate cash flows. Corporates lagged dramatically. And, with record low rates, homeowners were given the opportunity to refinance their mortgages at their grandparents' interest rates. The resulting record levels of prepayments would normally roil the mortgage market -- yet mortgages were the best performing sector!

To what might we attribute these uncharacteristic bond market actions? In a phrase, it was a "flight to quality". More and more, U.S. Treasury bonds are seen worldwide as the safe haven of last resort; the "gold market" of the current generation of investors. As geopolitical tensions rose alarmingly and stories of corporate malfeasance and accounting gimmicks became commonplace, monies poured from stocks and other risky assets into Treasury bonds. Government agency-backed mortgages and municipal securities benefited. Corporate bonds, with their dependence on suspect corporate cash flows, were shunned.


Are these effects behind us? Certainly we expect this year's regulatory filings and financial statements of publicly-held companies to be the most thoroughly reviewed in some time. We hope the geopolitical situation does not have to worsen before it gets better. Some resolution should allow rates to move up toward more typical valuations. Our fixed-income portfolios are positioned to benefit from both those trends.


MARK E. NEWLIN, C.F.A.
Director of Fixed Income Management
Harris Investment Management, Inc.


4
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                              EQUITY MARKETS REVIEW
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We began the year with economists and Wall Street strategists projecting better times following an economic slowdown and two years of back-to-back declines in the equity markets. Unfortunately, their optimism was not realized. The economy continued its sub-par growth as businesses continued to reduce employees and forego capital expenditures. Only the consumer, bolstered by incremental spending that was power-driven by a wave of refinancing of mortgages, provided the necessary drive to fuel Gross National Product growth.

For the year the broad market, as measured by the S&P 500(R), declined 22.1%. From 2000 to 2002 the market declined about 40%, the most in the last 60 years. It was another year for value to outperform growth. Using the Russell indices, large value outperformed large growth by over 1200 basis points, and smaller capitalization value outperformed small growth by over 1800 basis points. The major declines were reported by the former high-flyers of the late 1990's. The NASDAQ Composite declined 31.5% while the average technology and telecommunication mutual funds declined 43% and 41%, respectively. It was a very difficult year to find a winning strategy, as all ten sectors of the S&P 500(R) declined and only gold funds provided positive returns.

Ignored by the markets was progress on several fronts. The economy emerged from a slowdown or recession following the September 2001 attack and the excesses of the late 1990's. Corporate balance sheets were improving, as were corporate profits. Our banking system remained strong and productivity continued to improve.

Despite these positives, equities and corporate bonds were under relentless pressure for most of the year. Risk aversion became the order of the day. Driving concerns were bankruptcies, lower than anticipated earnings, accounting irregularities and geopolitical risks.

2002 may well be viewed as the year the giants fell. WorldCom, with over $100 billion in assets, was the largest company ever to file for Chapter 11 bankruptcy. Also seeking relief through bankruptcy filings were other notables such as Global Crossing, Conseco, Adelphia Communications and UAL. When the year closed, companies with over $400 billion in assets had filed for bankruptcies, the largest ever on record.

In the post-Enron environment, the mere mention of an SEC investigation or a dispute over accounting methods has been enough to cause a company's stock to fall dramatically. These situations have spiraled, affecting investor psychology and, at their peak, led to a great deal of skepticism about corporate governance and accounting credibility. Each of these elements of doubt dominated the press during the course of the year. Fortunately, timely responses from Congress, the SEC and non-governmental entities such as accounting boards, NYSE, and corporate boards of directors, has caused corporate governance issues to diminish from investors' focus.

With three years of negative returns from equities, although such a view is difficult, investors should focus on the positives as we enter the year 2003 in which equities should once again become the asset class offering the most potential return. Relative valuations have improved by over 25% from the start of last year. While not absolute bargains, equities are reasonably priced, given current levels of interest rates and inflation. Corporate profits will show steady progress as earnings reports become more transparent. Government policy would appear to be a major positive influence, as stimulative measures are enacted to speed economic activity and enhance the attractiveness of equities through changes in tax law eliminating the double taxation of dividends and providing a more favorable treatment of capital gains. The greatest unknown is what will transpire in the geopolitical arena.



WILLIAM O. LESZINSKE
President and Chief Investment Officer
Harris Investment Management, Inc.



                                                                               5
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                           PORTFOLIO MANAGEMENT REVIEW
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                               MONEY MARKET FUNDS
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                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in short-term securities issued by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities, that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: The stability of overnight yields obscured the significant variability of money-market rates during the year. The Federal Reserve's Open Market Committee maintained the Fed Funds level at 1.75% throughout the year until November, when they lowered the target to 1.25%. This relative stability is in sharp contrast to the volatility experienced by one-year securities.

     The year began with renewed economic optimism. Investors became convinced that the economy was rebounding sharply and that rates would rise dramatically over the coming months. By the end of March, one-year Treasuries were yielding over 2.70% and reflected a series of Fed Funds Rate increases. The Fund exploited this opportunity to increase yield by buying one-year securities.

     The remainder of the year was characterized by a continuous decline in one-year-security yields. The fall in rates is attributable to a series of events that had little to do with actual economic performance but dampened investor confidence in a strong economic recovery: A series of corporate accounting scandals and high-profile bankruptcies forced market participants into short-maturity bonds as a safe haven. A significant increase in geopolitical tensions continued the flight to quality and resulted in even lower money market yields. By year-end, the one-year Treasury rate was at an all-time low of 1.30%.

     For the year ended December 31, 2002, the N Shares class ranked in the top 30% of its Lipper universe, while the Institutional Shares class ranked in the top 21% of its Lipper universe. The Institutional Shares class retained its top quartile rankings for the three- and five-year periods ended December 31, 2002. The N Shares class currently is ranked in the 2nd quartile over the three-, five-, and ten-year periods ended December 31, 2002.


                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: The stability of overnight yields obscured the significant variability of money-market rates during the year. The Federal Reserve's Open Market Committee maintained the Fed Funds level at 1.75% throughout the year until November, when they lowered the target to 1.25%. This relative stability is in sharp contrast to the volatility experienced by one-year securities.

     The year began with renewed economic optimism. Investors became convinced that the economy was rebounding sharply and that rates would rise dramatically over the coming months. By the end of March, one-year LIBOR was yielding over 3.00% and reflected a series of Fed Funds Rate increases. The Fund exploited this opportunity to increase yield by buying one-year securities.


6
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     The remainder of the year was characterized by a continuous decline in one-year-security yields. The fall in rates is attributable to a series of events that had little to do with actual economic performance but dampened investor confidence in a strong economic recovery. A series of corporate accounting scandals and high-profile bankruptcies forced market participants into short-maturity bonds as a safe haven. A significant increase in geopolitical tensions continued the flight to quality and resulted in even lower money market yields. By year-end, the 12-month LIBOR rate was at an all-time low of 1.40%.

     Through all of this, the Fund enjoyed another year of exceptional performance. For the year ended December 31, 2002, as rated by Lipper Analytical Services, the N Shares class ranked in the top 10% and the Institutional Shares class ranked in the top 3% of their respective peer groups. The Institutional Shares class remained in the top decile for the three- and five-year periods ended December 31, 2002. The N Shares class continued in the top quartile over the three-, five- and ten-year periods ended December 31, 2002.


                          TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: The good performance of the Fund continued throughout 2002. For the year ended December 31, 2002, the Fund's N Shares class ranked in the top 24th percentile and the Institutional Shares class ranked in the top 17th percentile of their respective Lipper universes. Both the Institutional Shares and the N Shares remain in the second quartile for the three- and five-year performance periods ended December 31, 2002, as ranked by Lipper.

     The Fund experienced large cash inflows during the first quarter of 2002. These cash flows were invested primarily in variable-rate instruments. This positioned the Fund to handle easily the outflows that occur when corporate and individual tax payments are due. During the first half of the year, market sentiment indicated that the economy was on the verge of turning around. This perspective changed by the end of the third quarter. At that point, the market anticipated a Fed easing, which ultimately occurred at the November 6 Fed meeting.

     The market experienced record-high note issuance. This was a result of low rates and municipal funding needs. The supply of tax-exempt paper continued to escalate through the fourth quarter. This increase in supply met with relatively flat demand, a scenario that resulted in high short-term yields. At one point, tax-free yields were higher than taxable yields. The Fund overweighted the variable sector in order to take advantage of these inflated yields.

     Going forward, we anticipate tax-exempt yields will adjust relative to the taxable yields as typical January cash flows will increase demand for short-term municipal product. The yields on the variable-rate securities should decline dramatically as we start the new year. In order to temper the impact that this will have on the Fund, we will look to purchase commercial paper and short-term notes in order to help eliminate some of the volatility and extend the average days-to-maturity on the Fund.

                                                                               7
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                          SHORT/INTERMEDIATE BOND FUND
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PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Corporate Bond
Index -- a weighted composite of (I) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (II) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS: Investors will remember 2002 as a year of surprises. Risk aversion, a flight to quality, higher-than-anticipated bond returns, below-imagined stock returns; it was a year when excesses reigned and records were set. What should have happened did not (the Federal Reserve, which was expected to tighten, in fact eased) and what should not have happened did (the "too big to fail" WorldCom defaulted). Bond yields reached new lows, credit spreads hit new highs, and, in all, it was a wild year which left most participants wondering how such volatility could ever be correctly forecast.
     Indeed, it was the year's stable of surprises which proved to have the biggest impact on the Fund. Incorrectly anticipating that 2002 would mark the end of the Federal Reserve's easing cycle, the Fund was positioned defensively for most of the year. The fundamental economic forecasting tools, which in the past worked in the Fund's favor in guiding its duration posture, could not capture the exogenous factors that drove rates to 40-year lows. Nonetheless, versus its peer group, the Fund still performed admirably, earning a WALL STREET JOURNAL "B" rating for the one-year period ended December 31, 2002. Moreover, for longer time periods, the Fund retains its solid performance ranking, with a WALL STREET JOURNAL "A" rating for both the three- and five-year periods ended December 31, 2002. While, in the short run, Fund results were negatively affected by an overweight to corporate bonds (and in particular above-benchmark exposures to cable and telecom bonds), the Fund's longer-term strategy of overweighting the securitized sectors (mortgage- and asset-backed securities) worked to its favor as the flight-to-quality trade extended to these less credit-sensitive sectors.
     Going forward, the Fund is positioned for a rise in rates. While geopolitical risk remains high, fiscal stimulus will be a strong force driving rates higher in 2003. Within the Fund, exposure to the mortgage sector has been reduced as the end of the refinancing cycle extends the duration or interest-rate sensitivity of the sector. In its place, exposure to corporates has been increased with a focus on high-quality names and an eye toward opportunities within underperforming sub-sectors.


   GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX FROM INCEPTION
              THROUGH OR FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX      INSTITUTIONAL SHARES
Feb-96              $10,000           $10,000
Dec-96              $10,439           $10,361
Dec-97              $11,260           $11,102
Dec-98              $12,208           $11,881
Dec-99              $12,256           $11,978
Dec-00              $13,496           $13,223
Dec-01              $14,705           $14,263
Dec-02              $16,152           $15,176

                     INDEX            N SHARES         A SHARES       B SHARES
1-Jan-93            $10,000           $10,000          $10,000        $10,000
Dec-93              $11,106           $10,991          $10,628        $10,963
Dec-94              $10,716           $10,849          $10,470        $10,795
Dec-95              $12,778           $12,355          $11,924        $12,259
Dec-96              $13,149           $12,789          $12,342        $12,655
Dec-97              $14,183           $13,670          $13,192        $13,488
Dec-98              $15,377           $14,592          $14,082        $14,360
Dec-99              $15,437           $14,674          $14,161        $14,402
Dec-00              $16,999           $16,160          $15,595        $15,814
Dec-01              $18,522           $17,388          $16,780        $16,943
Dec-02              $20,345           $18,455          $17,810        $17,849


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR         10 YEAR/INCEPTION**
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Institutional Shares          6.40%          6.45%               6.27%
N Shares                      6.14%          6.19%               6.32%
A Shares                      2.46%          5.43%               5.94%
B Shares                      0.35%          5.44%               5.96%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.


8
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                                    BOND FUND
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PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities
Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS: Within the fixed-income arena, 2002 will go down as yet one more textbook example of the flight-to-quality movement. While returns for the highest-quality bond issuers far surpassed initial forecasts, relative results for the more credit-sensitive issuers were a shocking disappointment. A weak economy, heightened geopolitical risk, plunging equity valuations and headline-grabbing episodes of corporate impropriety were to blame for investors' heightened risk aversion and the sharp increase in financial market volatility.
     Incorrectly anticipating that 2002 would mark the end of the Federal Reserve's easing cycle, the Fund was positioned defensively for most of the year. The fundamental economic forecasting tools, which in the past worked to the Fund's favor in guiding its duration posture, could not capture the exogenous factors that drove rates to 40-year lows. Indeed, maintaining a duration shorter than the Fund's benchmark was the primary detractor from relative results. Similarly, on the sector and security selection fronts, our credit review process could not forecast the non-systemic events which shocked the investment-grade bond market (i.e., corporate fraud). The Fund's corporate overweight, combined with above-index exposures to the cable and telecom industries, accounted for the balance of the Fund's relative underperformance. Nonetheless, for longer time periods, the Fund still retains its solid performance ranking.
     Going forward, the Fund is positioned for a rise in interest rates. While geopolitical risk remains high, fiscal stimulus will be a strong force driving rates higher in 2003. Within the Fund, exposure to the mortgage sector has been reduced as the end of the refinancing cycle extends the duration or interest-rate sensitivity of the sector. In its place, exposure to both corporate and asset-backed bonds has been increased, with a focus on high quality names and an eye toward opportunities within underperforming sub-sectors.


    GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS
         AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INDEX     INSTITUTIONAL SHARES    N SHARES    A SHARES    B SHARES
Apr-96      $10,000           $10,000          $10,000     $10,000     $10,000
Dec-96      $10,609           $10,540          $10,527     $10,054     $10,507
Dec-97      $11,636           $11,532          $11,489     $10,972     $11,435
Dec-98      $12,645           $12,354          $12,276     $11,725     $12,187
Dec-99      $12,541           $12,241          $12,134     $11,589     $12,011
Dec-00      $14,000           $13,839          $13,685     $13,070     $13,506
Dec-01      $15,182           $14,991          $14,787     $14,122     $14,528
Dec-02      $16,740           $16,067          $15,808     $15,098     $15,416


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR             INCEPTION**
--------------------------------------------------------------------------

Institutional Shares          7.18%          6.86%               7.32%
N Shares                      6.91%          6.59%               7.07%
A Shares                      2.13%          5.62%               6.34%
B Shares                      1.12%          5.84%               6.67%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares, A Shares and B Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

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                        INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- an index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

INVESTMENT RESULTS: The year 2002 will be remembered for record-setting defaults, the demise of Arthur Andersen LLP, unethical corporate CEO behavior and a stock market posting its third consecutive negative year for the first time since 1941. Global investors, spooked by the severity of corporate malfeasance, equity declines and looming geopolitical risk, found a safe haven in the U.S. fixed-income market, government securities in particular. This flight-to-quality resulted in generational lows in interest rates and another year of strong positive returns. More specifically, ten-year Treasuries fell 125 basis points for the year, ending at a 3.81% yield. The yield curve, as measured by the slope of 2- to 30-year bond yields, widened to 318 basis points, a very wide level by most standards.
     Mimicking the equity market, corporate credits suffered under the close scrutiny of aggressive rating agencies and wary investors. As a result, this sector underperformed the Treasury market by 187 basis points. Yet, the high quality of the residential and commercial mortgage sectors offered investors positive excess returns of 173 and 210 basis points, respectively.
     The Fund was a beneficiary of the global market chaos as it posted gains of 0.87% for the fourth quarter and 10.39% for the year. The Fund's allocation to mortgage-backs, both residential and commercial, as well as correct issue selection in the asset-backed sector, provided positive returns. The Fund's duration strategy, however, served as a drag on performance. The Fund was poised to take advantage of a recovering economy due to significant monetary policy stimulus by managing duration at 90% of the index for most of the year. The non-fundamental market shocks, however, lowered Treasury yields further, making this an incorrect strategy. The Fund continues to rank well in its Lipper category for both the quarter and year, but modestly lagged its benchmark in 2002. Longer term, the Fund's Lipper ranking should remain strong.
     Looking ahead, the Fund's allocation to Treasuries may be shifted to higher-yielding governmental issues. Duration will remain defensive due to the potential for increased Treasury funding needs.


GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE
   LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INDEX    INSTITUTIONAL SHARES    N SHARES    A SHARES    B SHARES
1-Jan-93     $10,000          $10,000          $10,000     $10,000     $10,000
Dec-93       $10,818          $10,826          $10,810     $10,432     $10,732
Dec-94       $10,629          $10,646          $10,601     $10,231     $10,448
Dec-95       $12,163          $12,079          $11,989     $11,570     $11,726
Dec-96       $12,657          $12,570          $12,452     $12,016     $12,085
Dec-97       $13,634          $13,554          $13,393     $12,924     $12,951
Dec-98       $14,790          $14,564          $14,355     $13,853     $13,841
Dec-99       $14,862          $14,447          $14,205     $13,708     $13,657
Dec-00       $16,418          $16,350          $16,036     $15,475     $15,371
Dec-01       $17,800          $17,616          $17,234     $16,632     $16,419
Dec-02       $19,516          $19,447          $18,979     $18,315     $17,947


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                            1 YEAR         5 YEAR               10 YEAR
-----------------------------------------------------------------------

Institutional Shares         10.39%          7.49%               6.88%
N Shares                     10.12%          7.22%               6.62%
A Shares                      6.27%          6.46%               6.24%
B Shares                      4.30%          6.43%               6.02%

* Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50%, 0.75%, 0.75% and 1.50%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                              HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Merrill Lynch U.S. High Yield Master Cash Pay Only Index -- an index comprised of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. "Yankee" bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating. Qualifying bonds must have at least one year remaining term to maturity, a minimum amount outstanding of $100 million, and a fixed coupon schedule.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

INVESTMENT RESULTS: The high-yield market turned in another disappointing performance in 2002, despite an incredible fourth-quarter rally. The high-yield market has now underperformed the broader fixed-income market for three consecutive years. Factors that contributed to the poor performance were a weaker-than-expected economy, heightened geopolitical risk, equity-market volatility, and corporate accounting concerns.
     The Fund was conservatively positioned at the start of the fourth quarter, just as its predecessor collective fund had been prior to the Fund's commencement of operations on September 23, 2002. This had resulted in the predecessor fund's outperformance, through September 20, 2002, of about 3%. However, the Fund's defensive structure prevented it from keeping pace with the tremendous market rally during the fourth quarter, especially in the final two months. The Fund was underweighted in the riskiest "CCC" tier of the market, which returned 11.8% in the fourth quarter. The Fund was also underweighted in the distressed telecommunications, cable, and electric utilities industries, which respectively returned 17.7%, 11.3%, and 11.8%, during the final two months of the year.
     Going forward, the Fund will continue to be positioned for an improving economy. Once the situation in Iraq is resolved and a fiscal stimulus plan is implemented, economic growth and corporate earnings are poised to accelerate. Within the Fund, exposure to the more defensive sectors, such as gaming and energy, are being reduced, while exposure to the more economically sensitive sectors, such as cyclical industrials, is being increased. In addition, the anticipated yield of the Fund is being increased by lowering the average credit quality.


GROWTH OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND FUND AND THE MERRILL LYNCH
 U.S. HIGH YIELD MASTER CASH PAY ONLY INDEX FROM INCEPTION THROUGH DECEMBER 31,
                                     2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX     INSTITUTIONAL SHARES
Jul-99              $10,000           $10,000
Dec-99               $9,982           $10,265
Dec-00               $9,604           $10,882
Dec-01              $10,200           $11,755
Dec-02              $10,084           $11,765


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR       INCEPTION**
-----------------------------------------------------

Institutional Shares          0.09%          4.78%

* Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions.

** The inception date for the Fund's performance with respect to the Institutional Shares is July 12, 1999. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the High Yield Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.61%, the estimated expense ratio of the Institutional Shares, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                        INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Index -- an index comprised of 31,231 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

INVESTMENT RESULTS: Municipal bonds posted another strong year in 2002. Prices improved significantly along the yield curve, while gains were most pronounced in shorter maturities. The decline in interest rates was spurred by geopolitical events, concern over equity valuations and corporate reporting. The municipal yield curve steepened in 2002 to near-record levels. New-issue supply surged to a record $357 billion as issuers dealt with budget imbalances, resulting in the widening of credit spreads. The best performing sectors included essential-purpose revenue and pre-refunded bonds.
     The Fund registered another good year, ranking in the top 12% of all intermediate tax-exempt bond funds as measured by Lipper for the year ended December 31, 2002. In addition, we ranked 5th of 102 funds in the Fund's Lipper group for the 3-year period ended December 31, 2002. The Fund also outperformed its benchmark for the 1-, 3-, and 5-year periods. Healthcare outperformance contributed to our positive total return. Several of our holdings were pre-refunded as low short-term rates allowed municipalities to replace higher outstanding coupons with lower ones, enhancing performance.
     Going forward, we will continue to emphasize our past successes in quality security selection combined with premium bond structures in the intermediate maturity range. The two most significant determinants of the direction of interest rates should be the potential for military conflict in Iraq and the inverse correlation between equity and bond prices. Volatility should remain extremely high as the financial markets balance the flight-to-quality bid with signs of economic growth. However, longer-term rates could rise as investors demand a real return more in line with historical relationships. The Fund is well positioned for 2003, with overweights in premium structures and specialty states that should outperform in a rising-rate environment.


                        GROWTH OF A $10,000 INVESTMENT IN
                      THE INTERMEDIATE TAX-EXEMPT BOND FUND
                     AND THE LEHMAN BROTHERS 3-15 YEAR BLEND
                     MUNICIPAL INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INDEX      INSTITUTIONAL SHARES   N SHARES    A SHARES   B SHARES
1-Jan-93     $10,000           $10,000          $10,000     $10,000    $10,000
Dec-93       $10,991           $10,855          $10,828     $10,449    $10,747
Dec-94       $10,598           $10,520          $10,468     $10,101    $10,312
Dec-95       $12,222           $11,748          $11,661     $11,253    $11,402
Dec-96       $12,767           $12,107          $11,988     $11,568    $11,694
Dec-97       $13,830           $12,883          $12,724     $12,278    $12,392
Dec-98       $14,710           $13,519          $13,319     $12,852    $12,952
Dec-99       $14,641           $13,460          $13,228     $12,765    $12,844
Dec-00       $16,095           $14,970          $14,675     $14,161    $14,218
Dec-01       $16,943           $15,805          $15,455     $14,914    $14,936
Dec-02       $18,580           $17,357          $16,931     $16,338    $16,217


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR          5 YEAR             10 YEAR
-----------------------------------------------------------------------

Institutional Shares          9.82%          6.14%               5.67%
N Shares                      9.55%          5.88%               5.41%
A Shares                      5.67%          5.13%               5.03%
B Shares                      3.58%          5.20%               4.95%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80%, 1.05%, 1.05% and 1.80%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                              TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 42,102 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS: Municipal bonds posted another strong year in 2002. Prices improved significantly along the yield curve, while gains were most pronounced in shorter maturities. The decline in interest rates was spurred by geopolitical events, concern over equity valuations and corporate reporting. The municipal yield curve steepened in 2002 to near-record levels. New-issue supply surged to a record $357 billion as issuers dealt with budget imbalances resulting in the widening of credit spreads. The best-performing sectors included essential-purpose revenue and pre-refunded bonds.
     The Fund posted another outstanding year, ranking second of 287 general municipal funds as measured by Lipper for the year ended December 31, 2002, while ranking first in its Lipper group for the 3- and 5-year periods ended December 31, 2002. In addition, the Fund significantly outperformed its benchmark for the 1-, 3-, and 5-year periods ended December 31, 2002. The Fund's top relative performance is regularly recognized by major business publications, including THE WALL STREET JOURNAL. Our overweight in premium bonds in the longer intermediate maturity range enhanced performance. Several holdings were pre-refunded as low short-term rates allowed municipalities to replace higher outstanding coupons with lower ones, enhancing performance.
     Going forward, we will continue to emphasize our past successes in quality security selection combined with premium bond structures in the intermediate maturity range. The two most significant determinants of the direction of interest rates should be the potential for military conflict in Iraq and the inverse correlation between equity and bond prices. Volatility should remain extremely high as the financial markets balance the flight-to-quality bid with signs of economic growth. However, longer-term rates could rise as investors demand a real return more in line with historical relationships. The Fund is well positioned for calendar 2003, with overweights in premium structures and specialty states that should outperform in a rising-rate environment.


                      GROWTH OF A $10,000 INVESTMENT IN THE
                  TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS
         MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INDEX     INSTITUTIONAL SHARES  N SHARES    A SHARES    B SHARES
1-Jan-93    $10,000           $10,000        $10,000     $10,000     $10,000
Dec-93      $11,228           $11,295        $11,267     $10,760     $11,183
Dec-94      $10,648           $10,470        $10,418      $9,950     $10,263
Dec-95      $12,506           $11,983        $11,894     $11,359     $11,629
Dec-96      $13,060           $12,433        $12,302     $11,749     $11,998
Dec-97      $14,260           $13,495        $13,320     $12,721     $12,968
Dec-98      $15,184           $14,154        $13,935     $13,309     $13,544
Dec-99      $14,871           $13,719        $13,473     $12,868     $13,072
Dec-00      $16,608           $15,696        $15,376     $14,685     $14,885
Dec-01      $17,460           $16,641        $16,262     $15,531     $15,647
Dec-02      $19,136           $18,541        $18,073     $17,261     $17,261


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR               10 YEAR
Institutional Shares         11.42%          6.56%               6.37%
N Shares                     11.15%          6.29%               6.10%
A Shares                      6.11%          5.31%               5.61%
B Shares                      5.32%          5.57%               5.61%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80%, 1.05%, 1.05% and 1.80%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                           CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Credit Suisse First Boston Convertible Securities Index -- an index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S.-domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into, or provide an option to purchase, common stocks.

INVESTMENT RESULTS: For the year, the Fund finished down 12.12%, a result that trailed both its benchmark and peer group. The causes of the underperformance were twofold. First, the fund had a more aggressive Delta (the change in a fund's yield if the underlying security holdings move 1%) than either its peer group or its benchmark, spending most of the year with a Delta between 60 and 65 compared to a far more conservative average of 35 for the peer group. This meant that the bonds in the Fund replicated approximately 60% of the movement of the underlying stocks, while the peer group moved far less. Second, the Fund had a more aggressive sector allocation than most of the peer group. While this paid off in the fourth quarter, it was not enough to overcome the underperformance of the year's first three quarters.
     In accordance with information provided to shareholders, the Fund's holdings were liquidated prior to year-end, and the proceeds will be used to purchase securities in accordance with the Fund's new objective and strategy as a high yield bond fund.


GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND AND THE CREDIT
    SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2002.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX     INSTITUTIONAL SHARES    N SHARES       A SHARES
1-Jan-93            $10,000           $10,000          $10,000        $10,000
Dec-93              $11,477           $11,384          $11,352        $10,841
Dec-94              $11,228           $11,032          $10,971        $10,477
Dec-95              $13,806           $13,148          $13,047        $12,460
Dec-96              $15,414           $15,916          $15,758        $15,048
Dec-97              $17,629           $18,888          $18,645        $17,805
Dec-98              $18,784           $18,548          $18,264        $17,442
Dec-99              $26,728           $24,496          $24,062        $22,979
Dec-00              $24,635           $22,908          $22,452        $21,442
Dec-01              $23,076           $19,391          $18,958        $18,103
Dec-02              $21,198           $17,085          $16,661        $15,908


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR          5 YEAR              10 YEAR
------------------------------------------------------------------------

Institutional Shares        -11.89%         -1.99%               5.50%
N Shares                    -12.12%         -2.23%               5.24%
A Shares                    -16.09%         -3.12%               4.75%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Convertible Securities Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Convertible Securities Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92%, 1.17% and 1.17%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Convertible Securities Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                   EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS: There has not been an up-year for stocks since the Second Millennium. As hard as it is for most investors to believe, stocks globally have been in bear markets since March 2000. The euphoria of 1999 seems so very far away.
     Last year was the worst of this bear market, with the S&P 500(R) down 22.1%. That kind of major sell-off should have been good for the relative performance of the Fund, but it did not work out that way. As a result of disappointing performance in the fourth quarter, the Fund barely broke even with the S&P 500(R) for the year -- down 20.99%.
     Until the fourth quarter, the Fund had been consistently ahead of the market. Then the "wheels came off". Sears, our largest holding in the retail merchandising sector, announced major credit-card losses only ten days after issuing very optimistic fourth-quarter earnings projections. Capital One Financial, the blue chip of the credit-card industry, was savaged by investors as some of its competitors reported big write-downs. Intel scaled back its earnings projections in the face of weak sales and price-cutting. Lockheed-Martin shares, which had rewarded us handsomely for two years, slumped, as investors suddenly became optimistic that there would be no war in Iraq. And so it went.
     Looking forward, we believe the Fund is well-positioned for a year in which stock prices will finally break their losing streak. The Fund has above-market weighting in dividend-paying stocks, and they should solidly outperform if President Bush's attempts to mitigate the double taxation of dividends bear fruit. It will probably be a year of war and of a falling value for the dollar. Neither of those conditions bodes well for stocks, but the economic recovery should continue, giving stocks a modest boost.


     GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S&P 500 STOCK INDEX FROM INCEPTION THROUGH OR FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX      INSTITUTIONAL SHARES
Feb-96              $10,000           $10,000
Dec-96              $11,785           $11,366
Dec-97              $15,716           $15,445
Dec-98              $20,208           $17,577
Dec-99              $24,460           $17,302
Dec-00              $22,232           $18,770
Dec-01              $19,591           $18,207
Dec-02              $15,261           $14,386

                     INDEX            N SHARES         A SHARES       B SHARES
Jan-93              $10,000           $10,000          $10,000        $10,000
Dec-93              $10,999           $11,823          $11,126        $11,713
Dec-94              $11,143           $11,581          $10,834        $11,364
Dec-95              $15,314           $15,780          $14,690        $15,346
Dec-96              $18,847           $19,591          $18,215        $18,902
Dec-97              $25,134           $26,536          $24,605        $26,055
Dec-98              $32,317           $30,096          $27,879        $29,153
Dec-99              $39,116           $29,572          $27,379        $28,362
Dec-00              $35,553           $31,992          $29,617        $30,408
Dec-01              $31,329           $30,917          $28,649        $29,143
Dec-02              $24,405           $24,395          $22,590        $22,809


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR         10 YEAR/INCEPTION**
------------------------------------------------------------------------------

Institutional Shares        -20.99%         -1.41%               5.45%
N Shares                    -21.10%         -1.67%               9.33%
A Shares                    -25.51%         -2.80%               8.49%
B Shares                    -25.65%         -2.85%               8.60%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                               EQUITY INCOME FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS: The year started out with optimistic economic expectations. Monetary and fiscal policies enacted after September 11, 2001 to stimulate and jumpstart the sluggish U.S. economy prompted strategists to forecast moderate economic and earnings growth. However, as 2002 closed, the two main investor concerns remained the economy and earnings. It was a difficult period for the market as numerous news events affected investor confidence. Points of concern included heightened geopolitical risk, particularly in relation to terrorism and Iraq, and doubts about the viability of the current economic recovery. Economic concerns included the possibility for a double-dip recession and deflation; high consumer-debt levels, the negative-wealth effect caused by the stock market pullback, unemployment, and a jobless economic recovery; the housing-price bubble; the lack of pent-up consumer demand for goods and services; and businesses' lack of capital spending, overcapacity, quality of earnings, the impact of stock options, unfunded pensions, and the quality of corporate governance. Through it all, the economy continued its sub-par positive growth as business continued to reduce costs and postpone capital spending. The consumer, bolstered by a wave of refinancing of residential mortgages, continued to provide incremental strength for the economy.
     The effect on the broad market was clearly felt. For 2002, the Fund's benchmark declined 22.1%; its worst performance since 1974. In the last three years, the market has declined about 38%; the largest three-year decline in 60 years. Value-style investing repeated its out-performance of growth investing. In addition, smaller-capitalization issues marginally outperformed larger-capitalization issues. It was a very difficult year to find a winning strategy, as all ten sectors of the S&P 500(R) declined in value. For the Fund, issue selection in the financials, industrials, utilities, consumer discretionary and consumer staples sectors contributed strongly to overall performance. The Fund was negatively affected by issue selection in the technology and healthcare sectors.
     Looking forward, economic growth is expected to continue to improve as 2003 unfolds. With inflation near a 50-year low, a proposed fiscal stimulus package is expected to promote a moderate recovery while causing little inflationary concern. Current discussions about eliminating double taxation of dividends should materially benefit many of the issues in the Fund. We continue to expect our larger-capitalization, core-value style of investing to generate competitive market returns. The market environment should provide our process the opportunity to find inexpensive issues with improving earnings. We continue to believe that the Fund is properly positioned to generate competitive relative performance.


 GROWTH OF A $10,000 INVESTMENT IN THE EQUITY INCOME FUND AND THE S&P 500 STOCK
                INDEX FROM INCEPTION THROUGH DECEMBER 31, 2002.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INDEX     INSTITUTIONAL SHARES    N SHARES    A SHARES   B SHARES
Jan-94     $10,000           $10,000          $10,000     $10,000    $10,000
Dec-94     $10,131            $9,957           $9,934      $9,375     $9,855
Dec-95     $13,923           $13,625          $13,559     $12,783    $13,352
Dec-96     $17,135           $16,071          $15,949     $14,958    $15,568
Dec-97     $22,851           $21,198          $20,978     $19,600    $20,327
Dec-98     $29,383           $26,068          $25,731     $23,978    $24,768
Dec-99     $35,564           $28,641          $28,221     $26,293    $27,109
Dec-00     $32,324           $27,688          $27,213     $25,356    $25,914
Dec-01     $28,484           $24,055          $23,578     $21,968    $22,310
Dec-02     $22,189           $18,782          $18,347     $17,110    $17,239


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR             INCEPTION**
--------------------------------------------------------------------------

Institutional Shares        -21.92%         -2.39%               7.26%
N Shares                    -22.19%         -2.65%               6.98%
A Shares                    -26.41%         -3.78%               6.15%
B Shares                    -26.54%         -3.59%               6.24%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares, A Shares and B Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93%, 1.18%, 1.28% and 1.93%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Equity Income Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                CORE EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS: While the S&P 500(R) ended its third consecutive down year, it did so with the broad markets rebounding in the fourth quarter, led by sectors that had lagged significantly over the past periods (technology and telecommunications). The positive relative performance of these sectors was based not so much upon indications of improvement in broad company-specific fundamentals, as upon expectations that these "avoided sectors" were "cheap."
     As investors evaluate expectations for economic improvement and corporate earnings opportunities for 2003 and discount these forward expectations into the markets, we will continue to focus on our investment process. This disciplined investment process seeks stocks that are attractive relative values in the marketplace, are experiencing positive earnings changes, and show price action that reflects the market's recognition of fundamental improvement. This investment evaluation process rewards and places emphasis on companies with solid fundamentals, earnings growth, revenues and visibility.
     Overall, in view of the actions of the Federal Reserve over the last several quarters and the repositioning of businesses within this economic environment, the equity market's level of attractiveness has improved. While it is likely that the U.S. economy has established a base and the markets appear to have bounced off their multi-year lows of the third quarter, the recovery throughout 2003 can be expected to exhibit starts and stops. The above-average volatility the markets have experienced can also be expected to continue, reflecting the uncertain economic and global backdrop facing investors.
     Going forward, improvement in top-line growth and margins will be needed to drive earnings growth and the economy. Recently, a significant portion of earnings growth has come from cost controls. The overall slow pace of economic activity and the low inflationary environment makes it difficult to drive sequential earnings growth. That being said, select companies have shown year-over-year improvements, and a continuation of positive earnings reports should build confidence in the consensus numbers through 2003.


  GROWTH OF A $10,000 INVESTMENT IN THE CORE EQUITY FUND AND THE S&P 500 STOCK
                 INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INDEX     INSTITUTIONAL SHARES    N SHARES     A SHARES     B SHARES
Jan-93     $10,000           $10,000          $10,000      $10,000      $10,000
Dec-93     $10,999           $10,621          $10,596      $10,001      $10,463
Dec-94     $11,143           $10,616          $10,564       $9,960      $10,283
Dec-95     $15,314           $14,483          $14,383      $13,556      $13,887
Dec-96     $18,847           $18,672          $18,497      $17,430      $18,853
Dec-97     $25,134           $24,797          $24,517      $23,091      $23,216
Dec-98     $32,317           $31,003          $30,566      $28,782      $28,686
Dec-99     $39,116           $36,138          $35,525      $33,465      $33,070
Dec-00     $35,553           $33,364          $32,720      $30,822      $30,226
Dec-01     $31,329           $29,259          $28,609      $26,961      $26,254
Dec-02     $24,405           $22,371          $21,821      $20,580      $19,881


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                            1 YEAR         5 YEAR               10 YEAR
-----------------------------------------------------------------------

Institutional Shares        -23.54%         -2.40%               8.38%
N Shares                    -23.73%         -2.30%               8.12%
A Shares                    -27.88%         -3.38%               7.48%
B Shares                    -28.00%         -3.35%               7.11%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Core Equity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Core Equity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10%, 1.35%, 1.45% and 2.10%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Core Equity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                           SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $60 million, whereas the largest company has a market capitalization of $1.82 billion. The total adjusted market capitalization of the Russell 2000 Index was $855 billion at the time of reconstruction in June 2001.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller capitalization companies.

INVESTMENT RESULTS: Despite a rise of 6.16% for the Russell 2000 during the fourth quarter, that index fell 20.48% for the full year. Value dominated growth for the third straight year, declining 11.43% in 2002 as compared with a drop of 30.26% for growth. The smallest stocks in the Russell 2000 finished down 31.08% in 2002, while the largest names were off 19.72%; the middle-market-cap quintile held up the best, declining 16.09% for the year. For the year, the financials sector posted the best performance by far, falling only 0.5%. The financials sector was followed by two other value sectors, with both utilities and energy down 9% each. Leading the way down were telecom services (-65%), technology (-45%) and healthcare (-36%).
     For the full year, the Fund fell 14.58% but outperformed its benchmark by 590 bps. The Fund was consistently overweight healthcare, technology and consumer discretionary stocks and underweight financials, industrials and utilities. Stock selection was a positive in seven of the ten sectors, especially in healthcare and technology which together contributed 960 bps to Fund performance.
     Looking forward, we are beginning to see the first signs of weakening consumer demand, which has been the primary source of economic activity during the past two years. We note that real-wage growth continues to slow and that there may be a high probability it will soon turn negative, ending the longest period of increasing consumer purchasing power in 25 years. Consumer spending is likely to weaken when housing prices and/or interest rates stabilize. It would take continued sharp gains in housing prices and continued declines in interest rates to keep the savings rate and the pace of mortgage equity withdrawal at their current levels. Even if housing prices and interest rates merely stabilize, the savings rate is likely to increase and consumption is likely to weaken. Outright declines in housing prices and/or a significant rise in interest rates would sharpen this conclusion further. Consumer discretionary sectors whose revenues have held up well so far are likely to suffer.
     Given the likely slowdown in consumption, we expect to reduce our consumer discretionary sector exposure to market weight during 2003. We look to move toward technology and telecom stocks with sustainable businesses as buying opportunities materialize. We remain especially comfortable with our overweight in healthcare service companies, a group that can generally deliver predictability and consistency in this uncertain environment. We remain focused on picking winning companies in this issue-selective market.


                      GROWTH OF A $10,000 INVESTMENT IN THE
                 SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL 2000
          SMALL STOCK INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INDEX     INSTITUTIONAL SHARES    N SHARES    A SHARES    B SHARES
Jan-92     $10,000           $10,000          $10,000     $10,000     $10,000
Dec-93     $11,888           $11,519          $11,485     $10,849     $11,420
Dec-94     $11,670           $11,091          $11,031     $10,409     $10,884
Dec-95     $14,990           $14,008          $13,897     $13,102     $13,614
Dec-96     $17,462           $16,642          $16,473     $15,517     $16,486
Dec-97     $21,367           $20,881          $20,614     $19,398     $20,584
Dec-98     $20,822           $21,123          $20,818     $19,579     $20,624
Dec-99     $25,249           $29,601          $29,094     $27,410     $28,604
Dec-00     $24,486           $31,600          $30,988     $29,181     $30,200
Dec-01     $25,096           $28,550          $27,942     $26,312     $27,027
Dec-02     $19,956           $24,388          $23,793     $22,418     $22,857


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                            1 YEAR          5 YEAR              10 YEAR
-----------------------------------------------------------------------

Institutional Shares        -14.58%          3.15%               9.32%
N Shares                    -14.85%          2.91%               9.05%
A Shares                    -19.47%          1.77%               8.41%
B Shares                    -19.66%          1.82%               8.62%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20%, 1.45%, 1.55% and 2.20%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                              SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller capitalizations that the portfolio management agent believes are conservatively valued in the marketplace.

INVESTMENT RESULTS: This was an interesting year across the board for stocks. Not a single Russell benchmark finished the year in the black. Value outperformed growth, with the Russell 2000 Value Index down slightly over 11% and the Russell 2000 Growth Index off approximately 30%. In comparison, the Fund finished the year down 12.76%.
     For the year, the largest stocks in the Russell 2000 Value Index were off 13% while the smallest stocks were off 36% and the middle quintile was off 5%. So, for the year, it paid to be at the median. Our universe definition makes this difficult to achieve because we define small-cap as market capitalization of $250,000 to $1,750,000, whereas the middle quintile has a market capitalization of $300,000. On a P/E ratio basis, cheaper stocks outperformed the more expensive stocks for the year, and stocks with slower long-term earnings growth rates outperformed those with faster long-term earnings. The Fund's strategy results in a portfolio with faster long-term growth rates than the benchmark but at lower multiples. Financials, utilities and energy were the best-performing sectors for the benchmark, while technology, telecom and healthcare were the worst. The Fund lagged the benchmark in energy, technology and utilities but outperformed the benchmark in consumer discretionary, materials and financials.
     The new year will likely be a stockpickers market. This should play into the strengths of our bottom-up approach. We are confident that the Fund's style and portfolio will do well in the coming year.


   GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP VALUE FUND AND THE RUSSELL
           2000 VALUE INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             INDEX     INSTITUTIONAL SHARES    N SHARES    A SHARES    B SHARES
1-Jan-93    $10,000           $10,000          $10,000     $10,000     $10,000
Dec-93      $12,377           $11,496          $11,468     $10,831     $11,385
Dec-94      $12,186           $11,126          $11,074     $10,448     $10,911
Dec-95      $15,324           $14,147          $14,039     $13,235     $13,735
Dec-96      $18,599           $16,276          $16,117     $15,175     $15,649
Dec-97      $24,510           $21,090          $20,805     $19,583     $19,989
Dec-98      $22,929           $20,261          $19,941     $18,757     $18,962
Dec-99      $22,587           $20,361          $19,985     $18,797     $18,822
Dec-00      $27,744           $27,375          $26,809     $25,216     $25,048
Dec-01      $31,636           $28,900          $28,246     $26,555     $26,204
Dec-02      $28,020           $25,212          $24,579     $23,110     $22,629


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR              10 YEAR
-----------------------------------------------------------------------

Institutional Shares        -12.76%          3.64%               9.69%
N Shares                    -12.98%          3.39%               9.41%
A Shares                    -17.76%          2.20%               8.74%
B Shares                    -17.93%          2.17%               8.51%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24%, 1.34% and 2.00%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

   Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                   INDEX FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS: The year 2002 was the third consecutive year in which the S&P 500(R) Index posted losses for the year. The benchmark ended the year off 22.10%. In comparison, the Fund was off 22.21%, while its Lipper peer group was off 22.60%. For a second year the Fund had a positive tracking error before fees, owing primarily to a fortuitous trade made possible when S&P removed all foreign-domiciled companies from the Index. In addition, the Fund was not required to pay out capital gains this year.
     Since the investment objective of the Fund is to provide the risk and return characteristics of the S&P 500(R) Index, the Fund does not overweight or underweight specific sectors. The benchmark is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the Index.


    GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S&P(R) 500 STOCK
                 INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX     INSTITUTIONAL SHARES    N SHARES       B SHARES
Jan-93              $10,000           $10,000          $10,000        $10,000
Dec-93              $10,999           $10,950          $10,923        $10,842
Dec-94              $11,143           $11,036          $10,981        $10,817
Dec-95              $15,314           $15,115          $15,002        $14,669
Dec-96              $18,847           $18,548          $18,373        $17,838
Dec-97              $25,134           $24,629          $24,345        $23,508
Dec-98              $32,317           $31,579          $31,134        $29,924
Dec-99              $39,116           $38,020          $37,403        $35,795
Dec-00              $35,553           $34,474          $33,833        $32,262
Dec-01              $31,329           $30,233          $29,581        $28,078
Dec-02              $24,405           $23,518          $22,947        $21,624


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                            1 YEAR         5 YEAR               10 YEAR
-----------------------------------------------------------------------

Institutional Shares        -22.21%         -0.92%               8.93%
N Shares                    -22.43%         -1.18%               8.66%
B Shares                    -26.75%         -1.99%               8.02%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45%, 0.70% and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares and B Shares of the Index Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                        LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 1000 Growth Index -- an index of the 1,000 largest stocks in the Russell 3000 Index.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that are believed to offer superior prospects for aggressive growth.

INVESTMENT RESULTS: A great deal of uncertainty remained in the broader market as 2002 again posted a negative return, the third year in a row. Throughout the year, geopolitical pressures, corporate governance, quality of earnings and concerns about the strength of the consumer's ability to continue spending heightened investor pessimism. The Federal Reserve's accommodative monetary policy did allow many consumers to strengthen their balance sheets by refinancing home mortgages. For growth-oriented issues, primarily in technology and telecommunications, the slowdown in business capital spending negatively affected performance.
     All sectors of the Fund's benchmark posted negative returns for the year, even though the 4th quarter saw a sharp rebound in performance. Sectors that detracted most from relative performance were technology, utilities (telecommunications), consumer discretionary and healthcare. Value-oriented sectors, such as financials, materials and consumer staples, although they detracted from absolute performance, generated better relative performance. For the Fund, issue selection in healthcare and consumer discretionary holdings contributed strongly to return. The Fund's overweights in industrials and materials also contributed to returns. The Fund was negatively affected by sector under-weights in consumer staples and a sector overweight in technology.
     The economy is expected to be modestly stronger and to provide more consistent gains than in 2002. Important to our Fund's growth mandate is a recovery in capital spending. With the breadth of earnings growth improving in the broader market and the high operating leverage within corporate entities, any broad-based growth in profits should lead to a material rebound in earnings. Earnings are required for a sustained pick-up in capital spending. We are slowly seeing signs of improvement in capital spending. Continued support is expected from accommodative monetary policy, potential fiscal policy initiatives and a low inflation outlook. This market environment should provide our process the opportunity to find attractive growth opportunities with improving earnings. We continue to expect higher-than-average market volatility in the markets so that issue selection will be critical.


 GROWTH OF A $10,000 INVESTMENT IN THE LARGE-CAP AGGRESSIVE GROWTH FUND AND THE
      RUSSELL 1000 GROWTH INDEX FROM INCEPTION THROUGH DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX          INSTITUTIONAL
Dec-00              $10,000           $10,000
Jun-01               $8,576            $7,080
Dec-01               $7,957            $6,120
Jun-02               $6,304            $4,750
Dec-02               $5,738            $4,080

                     INDEX            B-SHARES
Jul-01              $10,000           $10,000
Sep-01               $8,266            $7,908
Dec-01               $9,517            $9,298
Mar-02               $9,271            $9,008
Jun-02               $7,540            $7,176
Sep-02               $6,405            $5,908
Dec-02               $6,863            $5,892


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                            1 YEAR       INCEPTION**
----------------------------------------------------

Institutional Shares        -33.33%        -35.97%
B Shares                    -37.29%        -30.82%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is December 28, 2000 with respect to the Institutional Shares and July 26, 2001 with respect to the B Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                        SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 2000 Growth Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a higher price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that fall in the lowest 75% of U.S. publicly traded companies (determined by market capitalization) and are believed to offer superior prospects for aggressive growth.

INVESTMENT RESULTS: The Fund had another solid year in 2002. The Fund was down 20.66% which compares well to its Lipper group which was down 29.72% and to the benchmark which was down 30.26%.
     For the year, the Fund was overweight the materials, consumer discretionary, telecom and utilities sectors, while underweight the energy, industrials, consumer staples and technology sectors. The Fund outperformed in all its sectors except energy, materials, and consumer staples. The Fund's best performance was in technology and healthcare.
     The Fund seeks to buy stocks which have attracted increased market interest, as evidenced by price momentum. Also, the Fund is looking for an increase in business prospects, as evidenced by actual earnings increases, increases in earnings estimates, and earnings surprise and net margin increases.
     Going forward, we strongly believe that the fourth quarter was an indication that the economy is going to rebound in 2003 and that stock selection is going to have an advantage over index performance. The average market capitalization for securities in the Fund is slightly larger than that of the benchmark. This should help as investors search for liquidity in unstable times. The securities in the Fund have a smaller price/earnings ratio and a slightly lower-than-market Beta versus the benchmark, while our ROE and EPS growth are higher than those of the benchmark.


   GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP AGGRESSIVE GROWTH FUND AND
     THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION THROUGH DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX         INSTITUTIONAL
1-Jan-01            $10,000           $10,000
Jun-01              $10,004           $10,510
Dec-01               $9,077            $9,680
Jun-02               $7,502            $8,770
Dec-02               $6,330            $7,680

                     INDEX            B-SHARES
Dec-01              $10,000           $10,000
Mar-02               $9,804           $10,481
Jun-02               $8,265            $9,327
Sep-02               $6,486            $7,853
Dec-02               $6,973            $7,876


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                            1 YEAR       INCEPTION**
----------------------------------------------------

Institutional Shares        -20.66%        -12.49%
B Shares                    -25.41%        -21.43%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is January 9, 2001 with respect to the Institutional Shares and December 20, 2001 with respect to the B Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                 TECHNOLOGY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Merrill Lynch 100 Technology Index -- an index that equally weights the 100 largest technology companies based on market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that are believed to offer superior prospects for growth and that are principally engaged in the research, development, manufacturing, or distribution of various technological products, services, processes, advances, or improvements, or that may benefit significantly from scientific or technological advances.

INVESTMENT RESULTS: 2002 proved a difficult year for technology investors as continued concerns about the economic slowdown weighed on investor confidence. Softness in earnings, corporate governance issues, the potential for armed conflict with Iraq, rising oil prices, lower financial asset return expectations and waning consumer/business confidence heightened investor pessimism. Investor sentiment hopped from recession to boom and back again several times during the year. Issues that generated stable and consistent historical growth and profits, such as mature technology issues and issues selling at low valuations, performed best during the year. Future-expected-high-growth issues continued to underperform on a relative basis as their growth estimates were lowered, except during the 4th quarter.
     Technology issues continued to be challenged in terms of the capital spending outlook. Expectations are for longer-term capital spending to trend lower than the substantially higher rate of a few years ago. Weak growth and restrained capital spending are expected to help eliminate excess capacity in the industry. Capital spending, going forward, will be more selective, with software, hardware and services as the primary beneficiaries. Near term, the macroeconomic drivers affecting the technology industry continue to be uneven and slower to materialize than expected. With cost cutting benefits largely exhausted, strong sales growth and pricing power are needed for margin expansion. As corporate profits improve, capital spending will revive. Early signs of improving technology capital spending are starting to appear. The outlook is improving as year-over-year corporate earnings are up 10%, and there have been four consecutive quarters of positive GDP growth.
     Looking forward, we continue to expect improving but sluggish economic growth though many risks remain. Although the U.S. and global economies have shown remarkable resilience in wake of the 9/11 attacks, many CEOs are still reporting either a weak or non-existent recovery. To successfully exit a recession, consumer spending must give way to business investment. The aging technology stock will become an important factor in driving demand in 2003. The technology industry needs an improvement in capital spending. Slowly, we are seeing signs of improvement. Companies are cautiously stepping up purchases again. According to the U.S. Commerce department, companies increased tech spending 10.3% in the latter half of the year. With the breath of earnings growth improving in the broader market and the high operating leverage within corporate entities, any broad-based growth in profits should lead to a material rebound in earnings. Earnings are required for a sustained pick-up in capital spending. We continue to construct a highly diversified portfolio of technology issues and believe the Fund is properly positioned to generate strong competitive relative performance.


   GROWTH OF A $10,000 INVESTMENT IN THE TECHNOLOGY FUND AND THE MERRILL LYNCH
         100 TECHNOLOGY INDEX FROM INCEPTION THROUGH DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX         INSTITUTIONAL
Dec-00              $10,000           $10,000
Jun-01               $8,091            $7,300
Dec-01               $6,755            $5,870
Jun-02               $4,549            $3,820
Dec-02               $3,954            $3,220

                     INDEX            B-SHARES
Jul-01              $10,000           $10,000
Sep-01               $6,502            $6,641
Dec-01               $9,183            $8,875
Mar-02               $8,910            $8,116
Jun-02               $6,484            $5,760
Sep-02               $4,241            $3,982
Dec-02               $5,375            $4,640


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR       INCEPTION**
-----------------------------------------------------

Institutional Shares        -45.15%        -43.03%
B Shares                    -48.27%        -41.97%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is December 27, 2000 with respect to the Institutional Shares and August 6, 2001 with respect to the B Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  BALANCED FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
     Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT RESULTS: After posting positive returns in 2000 and 2001 as the equity markets declined, the Fund registered a negative return in 2002 as stocks fell for the third consecutive year. Although the Fund declined 9% for the year, it continued to perform very well relative to its peer group, outperforming over 75% of comparable balanced funds. Over the past three years while the broad equity market dropped over 35%, the Fund achieved positive returns and ranked in the top 10% of its peer group as measured by Lipper for the period ending December 31, 2002.
     The Fund's above-average 2002 returns resulted from a favorable blend of fixed income, large-cap value and growth stocks, and small-cap value issues. Fixed-income securities played a prominent role and have, for the past several years, benefited from the significant decline in interest rates to generational lows as the 10-year treasury yield fell below 4% for the first time since the early 1960s. As falling interest rates were pushing bond prices higher, weakening economic conditions and heightened concerns over accounting irregularities and corporate governance were taking a toll on the credit markets. The Fund's bond holdings, although prematurely short duration versus its benchmark and experiencing some credit challenges, still managed to post strong absolute gains helping to offset, to some degree, declining stock prices.
     Throughout the stock market decline from the beginning of 2000, the Fund has maintained an emphasis on value-oriented equities, both large and small. A concerted effort was made to overweight small-cap value names. This strategy proved beneficial as growth stocks plummeted from the lofty valuations of the late 1990s and small-cap value stocks actually generated positive returns over this time period. Entering the fall of 2002, the valuation gap between growth and value, and large and small stocks, narrowed such that a shift in asset allocation toward large-cap growth stocks was thought appropriate. As the markets rallied in October and November, this increased large-cap growth orientation aided returns.
     Entering 2003, we expect a positive year for equities and question the likelihood of competitive returns from bonds as interest rates start the year at historically low levels. Although fundamentals might argue for a more aggressive posture toward equities, we are cognizant of geopolitical risks and thus feel a slightly above-peer group median exposure to equities is appropriate.


    GROWTH OF A $10,000 INVESTMENT IN THE BALANCED FUND, S&P 500 STOCK INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31,
                                     2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             LEHMAN BROTHERS
               AGGREGATE             S&P 500        INSTITUTIONAL
               BOND INDEX          STOCK INDEX          SHARES
Mar-97           $10,000             $10,000            $10,000
Dec-97           $11,030             $12,996            $12,024
Dec-98           $11,986             $16,710            $13,059
Dec-99           $11,888             $20,226            $12,889
Dec-00           $13,271             $18,383            $14,476
Dec-01           $14,391             $16,199            $14,650
Dec-02           $15,868             $12,619            $13,329




                 N SHARES        A SHARES       B SHARES
Mar-97           $10,000         $10,000        $10,000
Dec-97           $12,172         $11,426        $12,102
Dec-98           $13,181         $12,270        $13,003
Dec-99           $12,980         $12,074        $12,684
Dec-00           $14,542         $13,520        $14,092
Dec-01           $15,669         $13,652        $14,084
Dec-02           $13,323         $12,388        $12,609


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR             INCEPTION**
--------------------------------------------------------------------------

Institutional Shares         -9.02%          2.08%               5.10%
N Shares                     -9.18%          1.82%               5.15%
A Shares                    -14.27%          0.49%               3.82%
B Shares                    -14.25%          0.67%               4.14%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date of the Fund's Institutional Shares is March 24, 1997 and for the N Shares, A Shares, and B Shares is April 16, 1997. Inception for the Index begins on the month-end closest to the inception date of the fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                               INTERNATIONAL FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: MSCI EAFE Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS: 2002 was a story of four distinct seasons for global stock markets: the ecstasy of spring, the meltdown of summer, the fear in fall, and guarded nervousness in winter. Picking up the pieces of a "post-9/11" world, global stock markets staged a good upturn until May. The aggressive interest-rate cuts by the Federal Reserve Board and good economic numbers led by continued U.S. consumption appeared to help assure investors that a global "double-dip" economic recession was not on the horizon. However, this assurance proved to be short-lived. Contributing factors which led to a summer decline were deteriorating unemployment numbers in the U.S., continued sluggishness in Germany (the single largest economy within the Euro zone) and more inertia in Japan. Value stocks were the "last shoe to drop" as investors withdrew from equities -- irrespective of traditional valuation metrics such as price/earnings ratio and dividend yield. While equity markets have rebounded approximately 13% from October lows, the Fund's benchmark ended down 15.7% for the year, and it is clear that investors remain wary about the near future. Published year-end headline statistical reports indicating this is the first time in 61 years that the equity markets have seen three consecutive years of negative returns are certainly not helping the investment rationale for equities as an asset class.
     While uncertainty over the near-term outlook for global economic growth persists, we believe that corporate cost-cutting measures and lower finance charges will translate into higher corporate profits in the coming months. Looking past nebulous "top down" economic data and ongoing geopolitical issues, at the company level the weakness of the past several years has provided long-term investors with an opportunity to invest in high-quality businesses at bargain prices. Currently, the Fund has significant exposure (approximately 35%) to companies in the industrial, materials, and consumer discretionary sectors, which should benefit from moderate economic growth. The Fund also retains a substantial holding in the more "defensive" sectors such as consumer staples, utilities, healthcare, and financials. The Fund also has about 20% exposure to telecommunication services and information technology, two previously badly battered sectors. Not only are we finding attractive valuations in both telecom and technology, but after three poor years, we also believe that many companies are seeing an improved fundamental outlook. We also continue to have a significant exposure to emerging markets, the best performing region this past year, reflecting our enthusiasm for the well-managed and inexpensive companies that happen to be headquartered in those emerging countries.


GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE INDEX
                    FOR THE 10 YEARS ENDED DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INSTITUTIONAL
              INDEX       SHARES         N SHARES       A SHARES       B SHARES
1-Jan-93    $10,000       $10,000        $10,000        $10,000        $10,000
Dec-93      $13,294       $12,461        $12,436        $11,742        $12,249
Dec-94      $14,365       $12,996        $12,947        $12,216        $12,634
Dec-95      $16,024       $13,539        $13,448        $12,674        $12,977
Dec-96      $17,043       $14,232        $14,105        $13,274        $13,452
Dec-97      $17,394       $13,539        $13,370        $12,568        $12,572
Dec-98      $20,930       $12,911        $12,723        $11,923        $11,758
Dec-99      $26,644       $16,440        $16,134        $15,119        $14,782
Dec-00      $22,924       $14,904        $14,601        $13,683        $13,275
Dec-01      $18,062       $12,029        $11,759        $11,019        $10,618
Dec-02      $15,233       $10,296        $10,021         $8,905         $8,998


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR              10 YEAR
-----------------------------------------------------------------------

Institutional Shares        -14.41%         -5.33%               0.29%
N Shares                    -14.79%         -5.60%               0.02%
A Shares                    -23.61%         -7.71%              -1.15%
B Shares                    -19.49%         -6.85%              -1.05%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40%, 1.65%, 1.75% and 2.40%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the International Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

INVESTMENT RESULTS: Emerging markets outperformed the developed markets for the third straight year. Last year, we said that it was our belief emerging markets had entered a period of sustained outperformance, which continued in 2002. We believe investors finally recognize the improvements made by many emerging economies, which continue to post faster economic growth rates than the developed world, with solid underlying fundamentals. Though 2002 had its share of problem spots, the markets were able to shake off individual country crises for the most part and differentiate their performance.
     The Eastern Europe, Africa and the Middle East (EMEA) region posted the best performance of the three regions, returning 7.44% for the year. The Fund maintained an underweight position in South Africa most of the year, which hurt performance as this market posted a strong positive return in U.S. Dollar terms. Overweight positions in other markets that performed very well (Czech Republic, Hungary and Russia), as well as underweight positions in countries that performed poorly (Israel and Turkey) were not enough to offset the large weight differential with South Africa. The region continues to show important economic and political stability, with the exception of Israel.
     Asian holdings in the Fund had positive performance for the year, outperforming the benchmark's regional component, which ended the year in negative territory. The Fund's strong performance in this area came primarily from good issue selection. The Fund increased its exposure to Asia from an underweight position in 2001 to a slight overweight position at the end of 2002. The Fund remains underweight the Korean market and has its largest overweight in the Hong Kong/China markets. The main theme in Asia is the increased strength of domestic consumption. Real income levels in U.S. Dollar terms have risen throughout most of Asia and have led to strong growth in earnings of consumption related stocks this year.
     Latin America had the worst performance of the three regions, declining by over 22% for the year. However, the Fund's holdings in that region handily beat the regional component of the benchmark, outperforming it by nearly 16%. Increasing political uncertainty in Brazil, caused by concerns over the October Presidential election and its potential effect on the country's high debt levels, gave way to pressure on the currency and interest rates, both of which weakened throughout most of the year. Both Argentina and Venezuela saw marked declines in their economic output, as part of major political crises in each country. Mexico, in spite of a relatively quiet political year and continued macro stability that resulted in confirmation of its investment grade status, lost approximately 12% of its value as a result of a weaker Peso.
     We continue to believe that emerging markets represent an exciting opportunity in international investing. Apart from the improved economic performance and other macro considerations, we remain convinced that many companies from the emerging regions are prime beneficiaries of these factors and will continue to be important global and regional players.


    GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND AND THE MSCI
      EMERGING MARKETS FREE INDEX FROM INCEPTION THROUGH DECEMBER 31, 2002.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INSTITUTIONAL
            INDEX       SHARES         N SHARES       A SHARES       B SHARES
Oct-97    $10,000       $10,000        $10,000        $10,000        $10,000
Dec-97     $9,867        $8,550         $8,540         $8,072         $8,522
Dec-98     $7,367        $5,885         $5,850         $5,510         $5,797
Dec-99    $12,259        $9,683         $9,598         $9,072         $9,420
Dec-00     $8,507        $6,918         $6,813         $6,458         $6,638
Dec-01     $8,305        $6,876         $6,790         $6,410         $6,551
Dec-02     $7,807        $6,750         $6,629         $6,268         $6,294


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/02

                             1 YEAR         5 YEAR            INCEPTION**
-------------------------------------------------------------------------

Institutional Shares         -1.84%         -4.62%              -7.28%
N Shares                     -2.36%         -4.94%              -7.60%
A Shares                     -7.56%         -6.00%              -8.60%
B Shares                     -7.80%         -6.07%              -8.52%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION
--------------------------------------------------------------------------------
                                   (UNAUDITED)


For the year ended December 31, 2002, the following Harris Insight Funds declared dividends from net realized capital gains:

                                                              LONG-TERM CAPITAL
                                                              GAIN, PER SHARE*
                                                              -----------------
EQUITY FUNDS:                                                       6/24/02
                                                              -----------------
Equity Income Fund ........................................        $0.152 (1)
Core Equity Fund ..........................................         0.278 (1)
Small-Cap Value Fund ......................................         0.306
Index Fund ................................................         0.350 (1)

*   Long-term capital gains paid during 2002 are taxable at the rate of 20%.

(1) Also qualified 5-year gain amount per share.

FOR CORPORATE SHAREHOLDERS ONLY:

The percentage of dividends from net investment income declared for the year ended December 31, 2002, which qualify for the corporate dividends received deduction is as follows:

Equity Fund ..........................................................      100%
Equity Income Fund ...................................................      100%
Small-Cap Value Fund .................................................      100%
Core Equity Fund .....................................................      100%
Index Fund ...........................................................      100%


FOR SHAREHOLDERS OF THE INTERNATIONAL FUND AND EMERGING MARKETS FUND:

For the year ended December 31, 2002, the International Fund and Emerging Markets Fund distributed $934,256 and $214,416, respectively, of foreign source income on which the International Fund and Emerging Markets Fund paid foreign taxes of $380,336 and $94,952, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------


ANNUALIZED                                               PAR
YIELD/RATE                            MATURITY          (000)        VALUE+
----------                            --------         -------   ------------

AGENCY OBLIGATIONS -- 32.5%
FEDERAL HOME LOAN BANK -- 6.2%
     5.125%                           01/13/03         $ 7,000   $  7,006,352
     2.510%                           03/25/03          20,000     19,998,181
     1.800%                           09/15/03          20,470     20,459,790
                                                                 ------------
                                                                   47,464,323
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.6%
     4.750%                           03/15/03          20,000     20,091,370
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 23.7%
     1.280%                           01/22/03         130,000    129,902,933
     1.290%                           02/25/03          25,000     24,950,729
     5.750%                           04/15/03          25,000     25,196,574
                                                                 ------------
                                                                  180,050,236
                                                                 ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $247,605,929)                                             247,605,929
                                                                 ------------
VARIABLE RATE OBLIGATIONS++ -- 30.9%
FEDERAL FARM CREDIT BANK -- 12.5%
     1.280%                           01/07/03*         20,000     20,000,000
     1.309%                           01/07/03*         25,000     24,986,962
     1.320%                           01/10/03*         25,000     24,992,801
     1.740%                           01/29/03*         25,000     24,995,454
                                                                 ------------
                                                                   94,975,217
                                                                 ------------
FEDERAL HOME LOAN BANK -- 8.5%
     1.273%                           01/17/03          25,000     24,999,650
     1.275%                           03/08/03*         20,000     19,997,942
     1.240%                           03/17/03*         20,000     19,993,606
                                                                 ------------
                                                                   64,991,198
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.9%
     1.253%                           01/03/03          30,000     29,999,956
     1.223%                           02/07/03*         20,000     19,998,189
     1.248%                           02/19/03          25,000     24,999,875
                                                                 ------------
                                                                   74,998,020
                                                                 ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $234,964,435)                                             234,964,435
                                                                 ------------
REPURCHASE AGREEMENTS -- 36.2%
Bank of Tokyo N.A.
  1.220%
  Agreement dated 12/31/02,
  proceeds at maturity $138,074,877
  (Collateralized by $115,444,000
  FHLMC 6.750%, due 03/15/31. The
  market value is $140,827,250.)      01/02/03         138,066    138,065,519
Lehman Brothers Holdings, Inc.
  1.200%
  Agreement dated 12/31/02,
  proceeds at maturity $138,009,200
  (Collateralized by $126,265,000
  FNMA 5.500%, due 03/15/11. The
  market value is $140,720,030.)      01/02/03         138,000    138,000,000
                                                                 ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $276,065,519)                                             276,065,519
                                                                 ------------
TEMPORARY INVESTMENTS -- 0.3%
AIM Short-Term Investment Trust
  Treasury Portfolio                                 1,983,354   $  1,983,354
BlackRock Provident Institutional Funds -
  T-Fund                                               392,330        392,330
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,375,684)                                                 2,375,684
                                                                 ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $761,011,567)                                             761,011,567
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Interest receivable and other assets                                1,467,394
Dividends payable                                                    (633,831)
Accrued expenses                                                     (436,802)
                                                                 ------------
                                                                      396,761
                                                                 ------------
NET ASSETS -- 100.0%
Applicable to 261,476,150 Institutional Shares,
  302,118,617 N Shares, and 197,788,505
  Service Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                          $761,408,328
                                                                 ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES AND SERVICE SHARES                                   $1.00
                                                                        =====

------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/02.
*  Date of next interest rate reset.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

ASSET-BACKED SECURITIES -- 4.4%
Americredit Automobile Receivables Trust
  Series 2002-B, Class A1
     1.908%                           01/06/03        $ 13,438   $ 13,438,432
Americredit Automobile Receivables Trust
  Series 2002-C, Class A1
     1.713%                           01/06/03          17,762     17,759,532
CIT Equipment Collateral Trust Series
  2002-VT1, Class A1
     1.960%                           01/21/03           3,419      3,419,119
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MA
     1.480%                           01/27/03*         50,000     50,000,000
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MB
     1.470%                           01/27/03*         60,000     60,000,000
Household Automotive Trust Series 2002-1,
  Class A1
     1.870%                           01/17/03           8,165      8,164,983
Mitsubishi Motors Credit Automobile Trust
  Series 2002-3, Class A1
     1.748%                           01/15/03          18,493     18,491,783
ONYX Acceptance Automobile Trust
  Series 2002-C, Class A1
     1.860%                           01/15/03           9,422      9,422,116
Permanent Financing P.L.C. Series 1,
  Class 1A
     1.411%                           01/10/03*        140,000    140,000,000
WFS Financial Owner Trust Series 2002-2,
  Class A1
     1.937%                           02/20/03           8,803      8,803,754
WFS Financial Owner Trust Series 2002-3,
  Class A1
     1.733%                           01/21/03          64,223     64,223,050
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $393,722,769)                                             393,722,769
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
Residential Mortgage Securities Corp.
  Series 12A 144A, Class A1
  (Cost $62,584,056)
     1.453%                           01/13/03*         62,584     62,584,056
                                                                 ------------
COMMERCIAL PAPER -- 41.7%
Alaska Housing Finance Corp.
     1.440%                           01/08/03          42,690     42,678,047
Amstel Funding Corp.
     1.400%                           02/19/03          55,016     54,911,164
     1.400%                           02/20/03          68,725     68,591,368
     1.400%                           02/24/03          65,248     65,110,979
ASAP Funding, Ltd.
     1.500%                           01/08/03           5,000      4,998,542
     1.520%                           01/08/03         141,000    140,958,327
     1.550%                           01/10/03          37,044     37,029,645
     1.500%                           01/24/03          54,579     54,526,695
Barclays Bank P.L.C.
     1.400%                           01/06/03          11,870     11,867,692
Beta Finance, Inc.
     1.400%                           01/13/03           1,750      1,749,183


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

COMMERCIAL PAPER (CONTINUED)
Bishops Gate Residential Mortgage
  Funding Corp.
     1.390%                           01/10/03        $ 30,000   $ 29,989,575
     1.400%                           01/10/03          18,000     17,993,700
     1.400%                           01/22/03          56,000     55,954,267
     1.400%                           01/24/03          75,000     74,932,917
     1.400%                           01/30/03          65,000     64,926,694
Compass Securitization Corp.
     1.380%                           01/10/03         185,000    184,936,175
     1.380%                           01/15/03          24,540     24,526,830
Corporate Receivables Corp.
     1.380%                           01/08/03          89,000     88,976,118
     1.400%                           01/16/03          10,000      9,994,167
     1.400%                           01/21/03           1,385      1,383,923
     1.400%                           01/28/03           4,894      4,888,861
Delaware County, Pennsylvania TECP
     1.400%                           01/10/03          14,000     13,998,118
Falcon Asset Securitization Corp.
     1.380%                           01/10/03          35,662     35,649,697
     1.380%                           01/13/03          17,077     17,069,145
     1.400%                           01/14/03          33,200     33,183,215
     1.380%                           01/15/03          43,800     43,776,494
     1.380%                           01/16/03          27,000     26,984,475
     1.380%                           01/17/03          50,000     49,969,333
     1.380%                           01/21/03          30,269     30,245,794
     1.400%                           01/22/03          42,300     42,265,455
Florida Power & Light Co.
     1.400%                           01/09/03          22,734     22,726,927
     1.420%                           01/10/03          27,845     27,835,115
     1.420%                           01/13/03          41,500     41,480,357
     1.420%                           01/24/03          24,000     23,978,227
     1.400%                           01/29/03          42,000     41,954,267
Giro Funding Corp.
     1.380%                           01/07/03          40,000     39,990,800
Giro Multi-Funding Corp.
     1.390%                           01/02/03          21,311     21,310,177
     1.400%                           01/21/03         300,000    299,766,667
Goldman Sachs Group, Inc. Series 144A
     1.450%                           03/24/03         100,000    100,000,000
Ivory Funding Corp.
     1.340%                           01/03/03          10,455     10,454,222
     1.400%                           01/06/03          37,200     37,192,767
     1.390%                           01/07/03          20,023     20,018,361
     1.400%                           01/07/03           1,000        999,767
     1.380%                           01/13/03          46,450     46,428,633
     1.400%                           01/14/03          35,000     34,982,305
     1.400%                           01/15/03          15,020     15,011,822
     1.400%                           01/17/03          10,005      9,998,775
     1.400%                           01/22/03           1,000        999,183
     1.500%                           01/27/03          26,357     26,328,447
     1.400%                           02/10/03          45,315     45,244,510
Lower Colorado River Authority TECP
     1.460%                           01/08/03          13,200     13,200,000
Market Street Funding Corp.
     1.380%                           01/10/03          29,017     29,006,989
     1.380%                           01/13/03         138,523    138,459,279
     1.380%                           01/15/03          50,068     50,041,130
     1.380%                           01/22/03          84,198     84,130,221
     1.420%                           01/27/03          30,000     29,969,233


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  -------------

COMMERCIAL PAPER (CONTINUED)
Mont Blanc Capital Corp.
     1.380%                           01/06/03        $ 40,894  $   40,886,162
     1.380%                           01/15/03          57,214      57,183,295
Municipal Electrical Authority, Georgia
  TECP
     1.460%                           01/08/03          48,891      48,891,000
Paradigm Funding Corp. L.L.C.
     1.400%                           01/06/03          39,800      39,792,261
     1.400%                           01/08/03         161,000     160,956,172
     1.380%                           01/16/03          27,000      26,984,475
     1.430%                           01/22/03          29,388      29,364,000
Sheffield Receivables Corp.
     1.400%                           01/21/03         287,066     286,842,726
     1.400%                           01/22/03             505         504,588
     1.400%                           01/23/03           2,542       2,539,825
Thames Asset Global Securitization, Inc.
     1.380%                           01/13/03          30,000      29,986,200
     1.400%                           01/21/03         306,365     306,126,716
Transmission Authority of Northern
  California Series A TECP
     1.640%                           01/09/03           6,325       6,325,000
White Pine Finance Corp. L.L.C.
     1.400%                           01/07/03           4,014       4,013,063
     1.400%                           01/21/03           4,967       4,963,137
Windmill Funding Corp.
     1.400%                           01/06/03          22,000      21,995,722
     1.400%                           01/17/03         100,000      99,937,778
                                                                --------------
TOTAL COMMERCIAL PAPER
  (Cost $3,712,866,896)                                          3,712,866,896
                                                                --------------
CORPORATE BONDS -- 6.7%
Beta Finance, Inc.
     2.500%                           01/06/03          72,000      71,999,947
CC USA, Inc. Series 144A
     2.960%                           04/16/03          25,000      24,996,718
Countrywide Home Loans, Inc.
     6.970%                           03/28/03           5,000       5,042,795
     5.250%                           05/22/03          84,092      84,864,722
Heller Financial, Inc.
     6.400%                           01/15/03          45,000      45,065,504
K2 L.L.C. Series 144A
     2.775%                           06/13/03          65,000      65,000,000
Key Bank N.A.
     3.100%                           04/22/03          44,000      44,000,000
Lehman Brothers Holdings, Inc.
     7.250%                           04/15/03           7,500       7,621,714
     7.000%                           05/15/03          10,626      10,786,708
Liberty Lighthouse U.S. Capital Co.
  Series 144A
     2.515%                           02/12/03          21,000      20,999,762
     2.940%                           04/11/03         131,000     131,000,000
Merrill Lynch & Co., Inc.
     6.000%                           02/12/03          48,000      48,244,800
Morgan Stanley Dean Witter & Co.
     7.375%                           04/15/03          29,000      29,339,718


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  -------------

CORPORATE BONDS (CONTINUED)
National Rural Utilities Cooperative
  Finance Corp.
     7.375%                           02/10/03        $  6,000  $    6,030,891
                                                                --------------
TOTAL CORPORATE BONDS
  (Cost $594,993,279)                                              594,993,279
                                                                --------------
MUNICIPAL BONDS -- 3.8%
Alaska State Housing Finance Corp.
  Revenue Bonds Series B VR
     1.420%                           01/02/03          10,000      10,000,000
Atlanta, Georgia, Water & Wastewater
  Revenue Bonds Series B VR
     1.550%                           01/02/03          53,900      53,900,000
Atlanta, Georgia, Water & Wastewater
  Revenue Bonds Series C VR
     1.700%                           01/01/03          15,000      15,000,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series 1,
  Class A1 VR
     1.450%                           01/02/03          12,600      12,600,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-1 VR
     1.450%                           01/02/03          15,000      15,000,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-2 VR
     1.450%                           01/02/03          50,000      50,000,000
Connecticut State Housing Finance
  Authority Revenue Bonds VR
     1.400%                           01/02/03           8,861       8,861,000
Farmington, New Mexico, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series B VR
     1.700%                           01/01/03          23,300      23,300,000
Madison, Wisconsin, Community
  Development Authority Revenue Bonds
  VR
     1.600%                           01/02/03           8,625       8,625,000
Massachusetts State General Obligation
  Bonds Series B VR
     1.500%                           01/02/03          71,000      70,998,580
New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Bonds Series C-3 VR
     1.700%                           01/01/03          54,350      54,350,000
Oakland-Alameda County, California,
  Coliseum Authority Lease Revenue
  Bonds VR
     1.720%                           01/02/03          13,200      13,200,000
Pennsylvania Economic Development
  Finance Authority Revenue Bonds VR
     1.600%                           01/02/03           5,100       5,100,000
                                                                --------------
TOTAL MUNICIPAL BONDS
  (Cost $340,934,580)                                              340,934,580
                                                                --------------


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------  --------------

VARIABLE RATE OBLIGATIONS++ -- 30.0%
American Express Centurion Bank
     1.420%                           01/14/03*       $ 50,000  $   50,000,000
     1.420%                           01/21/03*         75,000      75,000,000
     1.399%                           01/24/03*        100,000      99,996,904
American Express Credit Corp.
     1.476%                           01/10/03*         12,490      12,494,491
     1.370%                           01/16/03*         96,000      95,994,255
     1.470%                           01/17/03*         10,000      10,005,175
American General Finance Corp.
     1.990%                           01/13/03*          4,000       4,009,229
Bank of America Securities L.L.C.
  Series 144A
     1.459%                           01/02/03*        150,000     150,000,000
Beta Finance, Inc. Series 144A
     1.390%                           01/14/03*        100,000      99,995,658
CFM International
     1.500%                           01/06/03*         39,905      39,905,000
CIT Group, Inc.
     2.210%                           01/07/03*         18,600      18,599,918
     1.770%                           02/28/03          28,900      28,897,047
Corsair Trust Series 1 144A, Class 1007
     2.080%                           01/08/03*        100,000     100,000,000
Countrywide Home Loans, Inc.
     2.075%                           01/15/03*          1,500       1,500,002
     1.820%                           02/24/03*         30,000      30,021,450
     1.675%                           03/03/03*          1,000         999,608
FleetBoston Financial Corp.
     1.610%                           03/27/03           1,500       1,500,657
General Electric Capital Corp.
     1.464%                           01/09/03*         15,000      15,000,000
Goldman Sachs Group, Inc. Series 144A
     1.450%                           01/15/03*        100,000     100,000,000
     1.650%                           01/15/03*         49,000      49,000,000
     2.110%                           01/16/03          20,000      20,002,749
     1.850%                           01/27/03          75,000      75,000,000
Heller Financial, Inc.
     1.934%                           01/08/03*          7,000       7,011,760
Key Bank N.A.
     1.470%                           01/02/03*         40,000      40,005,325
     1.459%                           01/03/03*         61,000      61,000,779
     1.787%                           02/03/03*         25,000      25,006,542
     1.473%                           03/19/03*         15,000      15,003,039
Lehman Brothers Holdings, Inc.
     2.340%                           01/02/03*          5,150       5,169,839
     2.170%                           01/06/03*         72,750      72,813,613
     2.095%                           01/13/03          40,000      40,003,840
     1.986%                           02/03/03*         20,700      20,718,560
     2.047%                           02/03/03*          8,000       8,013,986
Liberty Lighthouse U.S. Capital Co.
  Series 144A
     1.330%                           03/05/03*         35,000      34,991,201
Merrill Lynch & Co., Inc.
     1.419%                           01/02/03*        100,000      99,990,011
     1.600%                           03/26/03*          9,000       9,006,650
Money Market Trust  Series A-1 144A
     1.570%                           01/16/03*         96,000      96,000,000
Morgan Stanley Dean Witter & Co.
     1.520%                           01/15/03*         38,200      38,200,000
     1.510%                           03/19/03*         25,000      25,017,757


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------  --------------

VARIABLE RATE OBLIGATIONS++(CONTINUED)
Nationwide Building Society Series 144A
     1.420%                           01/14/03*       $  4,340  $    4,339,898
Northern Rock P.L.C. Series 144A
     1.440%                           01/21/03*        199,000     199,000,000
PNC Bank N.A.
     1.630%                           01/06/03*        105,000     105,085,411
     1.880%                           01/07/03*         10,000      10,003,200
Racers Trust Series 2002-07-MM 144A
     1.570%                           01/15/03*        129,000     129,000,000
Racers Trust Series 2002-18-C 144A
     1.370%                           01/15/03*         75,000      74,952,090
Racers Trust Series 2002-32-C 144A
     1.410%                           01/06/03*        100,000      99,839,619
Rural Electric Cooperative Grantor Trust
  (Kansas Electric Power Cooperative)
     1.400%                           01/01/03*         11,440      11,440,000
Salomon Smith Barney Holdings, Inc.
     2.120%                           01/24/03*          7,000       7,011,788
     2.080%                           01/28/03*          1,660       1,661,387
     1.645%                           02/18/03*          7,000       7,014,862
Structured Asset Vehicle Trust
  Series 2002-2 144A
     1.550%                           01/02/03*         75,000      75,000,000
Verizon Global Funding Corp. Series 144A
     1.470%                           03/17/03*        121,000     121,000,093
White Pine Finance Corp. L.L.C.
  Series 144A
     1.419%                           01/02/03*         46,000      45,991,673
     1.411%                           01/10/03*         15,000      14,998,412
     1.400%                           01/13/03*         40,000      39,996,866
     1.399%                           01/22/03*         50,000      49,991,090
                                                                --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $2,672,201,434)                                          2,672,201,434
                                                                --------------
YANKEE BONDS -- 0.1%
Quebec Province
  (Cost $10,160,362)
     8.800%                           04/15/03          10,000      10,160,362
                                                                --------------


                                                     SHARES
                                                  ------------
TEMPORARY INVESTMENTS -- 10.0%
AIM Short-Term Investment Co. Liquid
  Assets Prime Portfolio                           442,157,341     442,157,341
Dreyfus Cash Management Plus #719                  444,719,635     444,719,635
                                                                --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $886,876,976)                                              886,876,976
                                                                --------------
TOTAL INVESTMENTS -- 97.4%
  (Cost $8,674,340,352)                                          8,674,340,352
                                                                --------------
OTHER ASSETS AND LIABILITIES -- 2.6%
Interest receivable and other assets                                18,117,345
Receivable for securities sold                                     228,338,512
Dividends payable                                                   (9,144,999)
Accrued expenses                                                    (3,064,905)
                                                                --------------
                                                                   234,245,953
                                                                --------------


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%
Applicable to 4,909,299,437 Institutional
  Shares, 1,297,394,359 N Shares, 15,113
  B Shares, 1,434,522,527 Exchange Shares,
  and 1,267,896,772 Service Shares of
  beneficial interest outstanding,
  $.001 par value (Note 9)                                      $8,908,586,305
                                                                ==============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES, B SHARES, EXCHANGE
  SHARES, AND SERVICE SHARES                                             $1.00
                                                                         =====

------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/02.
*  Date of next interest rate reset.
VR -- Variable rate demand note; interest rate in effect on 12/31/02.
      Maturity date is the later of the next interest rate change or exercise of the demand feature.
TECP -- Tax-Exempt Commercial Paper.


                       See Notes to Financial Statements.
32

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS -- 98.1%
ALABAMA -- 3.2%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) VR
     1.800%                           01/07/03         $ 3,595  $    3,595,000
Jefferson County, Alabama Sewer
  Revenue Bonds Class A VR
     1.610%                           01/02/03           9,830       9,830,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-2 VR
     1.700%                           01/02/03          12,000      12,000,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-4 VR
     1.700%                           01/02/03          10,000      10,000,000
                                                                --------------
                                                                    35,425,000
                                                                --------------
ALASKA -- 5.0%
Alaska State Housing Financial Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
     1.650%                           01/07/03          29,700      29,700,000
Anchorage, Alaska, Electric Utility
  Revenue Bonds Series D VR
     1.500%                           01/07/03           7,300       7,300,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Exxon Pipeline Co. Project) VR
     1.700%                           01/01/03          18,000      18,000,000
                                                                --------------
                                                                    55,000,000
                                                                --------------
ARIZONA -- 0.9%
Salt River Project, Arizona, Agricultural
  Improvement & Power District Electrical
  Systems Revenue Bonds Class A VR
     1.610%                           01/02/03           9,900       9,900,000
                                                                --------------
CALIFORNIA -- 3.2%
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series C-12 VR
     1.800%                           01/01/03          10,000      10,000,000
California State Trust Receipts TRANS
     1.400%                           06/20/03          25,000      25,000,000
                                                                --------------
                                                                    35,000,000
                                                                --------------
COLORADO -- 4.8%
Colorado Health Facilities Authority
  Revenue Bonds (Catholic Health)
  Series B VR
     1.700%                           01/07/03          11,000      11,000,000
Colorado Health Facilities Authority
  Revenue Bonds (Sisters of Charity) VR
     1.650%                           01/07/03           5,000       5,000,000
Colorado Housing & Finance Authority
  Revenue Bonds (Multifamily Project-
  Class I) Series A-4 VR
     1.600%                           01/02/03           8,145       8,145,000


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
Moffat County, Colorado, Pollution Control
  Revenue Bonds (National Rural Utilities
  Co-Op) VR
     1.800%                           01/07/03         $29,135  $   29,135,000
                                                                --------------
                                                                    53,280,000
                                                                --------------
FLORIDA -- 1.6%
Dade County, Florida, Industrial
  Development Authority Exempt Facilities
  Revenue Bonds (Florida Power & Light
  Co.) VR
     1.400%                           01/01/03           2,750       2,750,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (National Royal Utility Seminole
  Electric Co-Op, Inc.)
     1.600%                           03/15/03           5,000       5,000,000
St. Lucie County, Florida, Pollution Control
  Revenue Bonds (Florida Power & Light
  Co.) VR
     1.400%                           01/01/03          10,000      10,000,000
                                                                --------------
                                                                    17,750,000
                                                                --------------
GEORGIA -- 3.7%
Atlanta, Georgia, Water & Wastewater
  Revenue Bonds Series C VR
     1.700%                           01/01/03           1,900       1,900,000
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Vogtle
  Project) 1st Series PS
     1.750%                           03/03/03           6,000       6,000,000
Georgia State Municipal Electric Authority
  (Project 1-A) TECP
     1.100%                           01/08/03          10,000      10,000,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co.) 2nd Series VR
     1.850%                           01/01/03          13,800      13,800,000
Putnam County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Branch
  Project) VR
     1.850%                           01/01/03           9,500       9,500,000
                                                                --------------
                                                                    41,200,000
                                                                --------------
HAWAII -- 0.9%
ABN Amro Munitops Certificates Trust
  (Hawaii) Series 11 PS
     1.500%                           04/09/03           9,980       9,980,000
                                                                --------------
ILLINOIS -- 18.8%
ABN Amro Munitops Certificates Trust
  (Multistate) Series 2 VR
     1.680%                           01/07/03          10,000      10,000,000
ABN Amro Munitops Certificates Trust
  (Multistate) Series 3 VR
     1.680%                           01/07/03          15,000      15,000,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Cary, Illinois, Special Tax Revenue Bonds
  (Foxford Special Service Area No. 2) VR
     1.700%                           01/07/03         $ 6,730  $    6,730,000
Chicago, Illinois, General Obligation Notes
  (Neighborhoods Alive 21-B) VR
     1.550%                           01/07/03          20,000      20,000,000
Chicago, Illinois, Metropolitan Water
  Reclamation District Greater Chicago
  General Obligation Bonds Series A VR
     1.450%                           01/07/03           7,000       7,000,000
Cook County, Illinois, General Obligation
  Bonds (Capital Improvement)
  Series B VR
     1.230%                           01/07/03          10,000      10,000,000
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest Academy)
  VR
     1.700%                           01/07/03           4,000       4,000,000
Illinois Development Finance Authority
  Revenue Bonds (McGaw YMCA
  Evanston Project) VR
     1.650%                           01/02/03           4,000       4,000,000
Illinois Development Finance Authority
  Revenue Bonds (North Park University)
  VR
     1.650%                           01/07/03          23,000      23,000,000
Illinois Development Finance Authority
  Revenue Bonds (Presbyterian Home
  Lake) Series A VR
     1.700%                           01/07/03          28,000      28,000,000
Illinois Educational Facilities Authority
  Revenue Bonds (Field Museum of
  Natural History) VR
     1.550%                           01/07/03          15,400      15,400,000
Illinois Educational Facilities Authority
  Revenue Bonds (Northwestern
  University) VR
     1.600%                           01/07/03           2,900       2,900,000
Illinois Health Facilities Authority
  (Evanston Hospital) TECP
     1.100%                           03/27/03          12,500      12,500,000
Illinois Health Facilities Authority Revenue
  Bonds (Northwestern Memorial
  Hospital) VR
     1.750%                           01/01/03           2,400       2,400,000
Illinois Health Facilities Authority Revenue
  Bonds (Resurrection Healthcare)
  Series A VR
     1.800%                           01/01/03          16,000      16,000,000
Illinois Health Facilities Authority Revenue
  Bonds (Southern Illinois Healthcare)
  Series B VR
     1.700%                           01/07/03           9,215       9,215,000
Illinois State General Obligation Bonds
  Eagle Tax-Exempt Trust Class A VR
     1.610%                           01/07/03          10,840      10,840,000


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Metropolitan Pier & Exposition Authority
  Illinois Dedicated State Tax Revenue
  Bonds (McCormick Place Expansion)
  Eagle Tax-Exempt Trust Class A VR
     1.610%                           01/07/03         $ 6,150  $    6,150,000
Rockford, Illinois, School District No. 205
  Tax-Anticipation Warrants
     2.780%                           10/30/03           4,500       4,523,022
                                                                --------------
                                                                   207,658,022
                                                                --------------
INDIANA -- 9.0%
ABN Amro Munitops Certificates Trust
  (Multistate) Series 5 VR
     1.680%                           01/07/03          10,746      10,746,000
ABN Amro Munitops Certificates Trust
  (Multistate) Series 7 PS
     2.000%                           05/21/03           5,000       5,000,000
Indiana Bond Bank Advance Funding
  Program Revenue Notes Series A-2
     2.250%                           01/22/03          18,000      18,006,123
Indiana Health Facilities Finance Authority
  Revenue Bonds (Ascension Health
  Credit) Series A-1 PS
     1.830%                           07/03/03          10,000      10,000,000
Indiana Health Facilities Finance Authority
  Revenue Bonds (Ascension Health
  Credit) Series A-4 PS
     1.800%                           03/04/03          10,000      10,000,000
Indiana Health Facilities Finance Authority
  Revenue Bonds (Ascension Health
  Credit) Series B VR
     1.550%                           01/07/03           4,200       4,200,000
Indiana Health Facilities Finance Authority
  Revenue Bonds (Union Hospital, Inc.
  Project) VR
     1.600%                           01/07/03           8,000       8,000,000
Indiana State Office Building Commission
  TECP
     1.350%                           02/10/03           5,000       5,000,000
     1.450%                           02/10/03           4,500       4,500,000
     1.500%                           02/10/03           5,020       5,020,000
     1.200%                           02/18/03          10,000      10,000,000
Indiana State Office Building Commission
  Facilities Revenue Bonds (Pendleton
  Juvenile Facility) Series A VR
     1.500%                           01/07/03           9,200       9,200,000
                                                                --------------
                                                                    99,672,123
                                                                --------------
KENTUCKY -- 4.0%
Clark County, Kentucky, Pollution Control
  Revenue Bonds (Eastern Kentucky
  Power-National Rural) Series J-1 PS
     1.700%                           04/15/03           7,640       7,640,000
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series B VR
     1.600%                           01/07/03           9,450       9,450,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
KENTUCKY (CONTINUED)
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series C VR
     1.750%                           01/01/03         $15,210  $   15,210,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
     1.800%                           01/07/03           7,270       7,270,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
     1.800%                           01/07/03           5,060       5,060,000
                                                                --------------
                                                                    44,630,000
                                                                --------------
LOUISIANA -- 2.0%
Lake Charles, Louisiana, Harbor Terminal
  District Revenue Bonds (Conoco, Inc.
  Project) Series A VR
    1.550%                            01/07/03          12,100      12,100,000
Louisiana State, Offshore Terminal
  Authority Deepwater Port Revenue
  Bonds (Loop, Inc. Project) VR
     1.700%                           01/02/03          10,000      10,000,000
                                                                --------------
                                                                    22,100,000
                                                                --------------
MASSACHUSETTS -- 1.9%
Massachusetts Water Resources
  Authority TECP
     1.750%                           01/28/03          15,000      15,000,000
Route 3 North Transportation Improvement
  Association, Massachusetts Lease
  Revenue Bonds Series B VR
     1.450%                           01/07/03           6,000       6,000,000
                                                                --------------
                                                                    21,000,000
                                                                --------------
MICHIGAN -- 4.7%
Detroit, Michigan, City School District,
  School Building & Site Improvement
  General Obligation Bonds Series A VR
     1.610%                           01/07/03          14,880      14,880,000
Grand Valley State University, Michigan
  Revenue Bonds Series A VR
     1.580%                           01/07/03          14,600      14,600,000
Grand Valley State University, Michigan
  Revenue Bonds Series B VR
     1.580%                           01/02/03           7,000       7,000,000
Michigan State Strategic Fund Limited
  Obligation Revenue Bonds (Detroit
  Symphony Project) Series B VR
     1.750%                           01/01/03           2,000       2,000,000
Michigan State Strategic Fund Limited
  Obligation Revenue Bonds (Southgate
  Properties Project) VR
     1.620%                           01/07/03           7,500       7,500,000


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Strategic Fund Pollution
  Control Revenue Refunding Bonds
  (Consumers Power Project) VR
     1.750%                           01/01/03         $ 6,000  $    6,000,000
                                                                --------------
                                                                    51,980,000
                                                                --------------
MISSISSIPPI-- 0.6%
Claiborne County, Mississippi TECP
     1.350%                           04/11/03           2,600       2,600,000
Mississippi State General Obligation
  Bonds Class A VR
     1.610%                           01/07/03           4,000       4,000,000
                                                                --------------
                                                                     6,600,000
                                                                --------------
MISSOURI -- 5.8%
Bi-State Development Agency
  Missouri-Illinois Metropolitan District
  Mass Transit  Revenue Bonds
  (MetroLink Cross County Project)
  Series A VR
     1.600%                           01/07/03           7,000       7,000,000
Lees Summit, Missouri, Multifamily
  Housing Revenue Bonds (Affordable
  Housing Acquisition) Series A VR
     1.650%                           01/07/03          35,340      35,340,000
Lees Summit, Missouri, Multifamily
  Housing Revenue Bonds (Affordable
  Housing Acquisition) Series B VR
     1.650%                           01/07/03           2,680       2,680,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) Series A VR
     1.750%                           01/01/03           8,900       8,900,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) Series B VR
     1.750%                           01/01/03          10,000      10,000,000
                                                                --------------
                                                                    63,920,000
                                                                --------------
NEVADA -- 1.4%
ABN Amro Munitops Certificates Trust
  (Multistate) Series 19 PS
     1.550%                           01/29/03          10,950      10,950,000
Clark County, Nevada, Highway Revenue
  Bonds TECP
     1.750%                           01/28/03           2,600       2,600,000
Clark County, Nevada, School District
  General Obligation Bonds Series A VR
     1.700%                           01/01/03           1,500       1,500,000
                                                                --------------
                                                                    15,050,000
                                                                --------------
NEW JERSEY -- 0.5%
New Jersey State TRANS
     3.000%                           06/12/03           5,000       5,033,000
                                                                --------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
NEW MEXICO -- 0.1%
Farmington, New Mexico, Pollution Control
  Revenue Bonds (Arizona Public Service
  Co.) Series B VR
     1.700%                           01/01/03         $ 1,500  $    1,500,000
                                                                --------------
NEW YORK -- 0.4%
New York City, New York RANS
     3.750%                           04/11/03           5,000       5,032,310
                                                                --------------
OHIO -- 1.9%
Kent State University, Ohio Revenue
  Bonds VR
     1.550%                           01/07/03          10,000      10,000,000
Ohio State Air Quality Development
  Authority Revenue Bonds (Cleveland
  Electric) Series B TECP
     1.100%                           02/12/03           6,000       6,000,000
Ohio State Higher Education Facilities
  Revenue Bonds (Polled Finance
  Progress) Series A VR
     1.550%                           01/07/03           5,560       5,560,000
                                                                --------------
                                                                    21,560,000
                                                                --------------
OKLAHOMA -- 0.3%
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
     1.600%                           01/07/03           3,035       3,035,000
                                                                --------------
OREGON -- 0.4%
Oregon State Series A TRANS
     3.250%                           05/01/03           4,500       4,518,123
                                                                --------------
PENNSYLVANIA -- 0.9%
Pennsylvania State Turnpike Revenue
  Bonds (Commonwealth Turnpike)
  Series A-3 VR
     1.500%                           01/07/03          10,000      10,000,000
                                                                --------------
TEXAS -- 11.6%
ABN Amro Munitops Certificates Trust
  (Multistate) Series 8 VR
     1.680%                           01/07/03           5,000       5,000,000
ABN Amro Munitops Certificates Trust
  (Multistate) Series 13 PS
     1.600%                           02/27/03           6,000       6,000,000
ABN Amro Munitops Certificates Trust
  (Multistate) Series 15 VR
     1.450%                           02/20/03          15,925      15,925,000
Denton, Texas, Independent School District
  General Obligation Bonds Series B PS
     1.550%                           08/15/03          10,000      10,000,000
Gulf Coast, Texas, Waste Disposal
  Authority Pollution Control Revenue
  Bonds (Exxon Project) VR
     1.700%                           01/01/03           6,375       6,375,000


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Harris County, Texas, Health Facility
  Development Corp. Hospital Revenue
  Bonds (Texas Children's Hospital)
  Series B-1 VR
     1.800%                           01/01/03         $ 6,235  $    6,235,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation Project)
  VR
     1.750%                           01/07/03          17,600      17,600,000
Texas Higher Education Authority Revenue
  Bonds Series B VR
     1.600%                           01/07/03          10,470      10,470,000
Texas Small Business Industrial
  Development Revenue Bonds VR
     1.650%                           01/07/03          25,200      25,200,000
Texas State TRANS
     2.750%                           08/29/03          10,000      10,097,103
Texas State Transportation Revenue
  Bonds Series N1J (Regional D) VR
     1.700%                           01/07/03          15,000      15,000,000
                                                                --------------
                                                                   127,902,103
                                                                --------------
UTAH -- 0.4%
Utah Transit Authority Sales Tax &
  Transportation Revenue Bonds VR
     1.550%                           01/07/03           4,000       4,000,000
                                                                --------------
VIRGINIA -- 2.0%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds (Winchester
  Medical Center, Inc.) VR
     1.700%                           01/07/03          22,600      22,600,000
                                                                --------------
WASHINGTON -- 1.4%
Issaquah, Washington, Community
  Properties Special Revenue Bonds
  Series A VR
     1.550%                           01/07/03          15,000      15,000,000
                                                                --------------
WEST VIRGINIA -- 1.4%
ABN Amro Munitops Certificates Trust
  (Multistate) Series 12 PS
     1.680%                           06/01/03          15,000      15,000,000
                                                                --------------
WISCONSIN -- 3.0%
Antigo Unified School District, Wisconsin
  TRANS
     2.150%                           10/30/03           4,900       4,915,122
Burlington Area School District, Wisconsin
  TRANS
     2.125%                           09/22/03           6,500       6,524,275
Elkhorn Area School District, Wisconsin
  TRANS
     2.000%                           08/22/03           3,100       3,108,171


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)       VALUE+
----------                          ----------         -------  --------------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN (CONTINUED)
Hamilton School District, Wisconsin BANS
     1.750%                           10/01/03         $ 2,100  $    2,102,468
Howard-Suamico School District,
  Wisconsin TRANS
     2.000%                           08/22/03           2,500       2,507,078
Milwaukee, Wisconsin, Redevelopment
  Authority Revenue Bonds (American
  Society for Quality) VR
     1.600%                           01/07/03           2,000       2,000,000
Monona Grove School District, Wisconsin
  TRANS
     2.000%                           10/30/03           1,800       1,805,851
Oconomowoc Area School District,
  Wisconsin TRANS
     1.690%                           09/24/03           7,000       7,015,551
Pewaukee School District, Wisconsin
  TRANS
     2.000%                           09/11/03           2,900       2,908,889
                                                                --------------
                                                                    32,887,405
                                                                --------------
WYOMING -- 2.3%
Lincoln County, Wyoming, Pollution Control
  Revenue Bonds (Exxon Mobil Corp.
  Project) VR
     1.700%                           01/01/03          12,400      12,400,000
Uinta County, Wyoming, Pollution Control
  Revenue Bonds (Chevron Corp.
  Project) VR
     1.700%                           01/01/03          13,400      13,400,000
                                                                --------------
                                                                    25,800,000
                                                                --------------
TOTAL MUNICIPAL BONDS
  (Cost $1,084,013,086)                                          1,084,013,086
                                                                --------------


                                                      SHARES
                                                   -----------
TEMPORARY INVESTMENTS -- 4.0%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                                 11,061,075      11,061,075
Dreyfus Tax-Exempt Cash
  Management #264                                   18,042,304      18,042,304
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                 15,021,903      15,021,903
                                                                --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $44,125,282)                                                44,125,282
                                                                --------------
TOTAL INVESTMENTS -- 102.1%
  (Cost $1,128,138,368)                                          1,128,138,368
                                                                --------------
OTHER ASSETS AND LIABILITIES -- (2.1%)
Interest receivable and other assets                                 2,851,634
Payable for securities purchased                                   (25,000,000)
Dividends payable                                                     (951,809)
Accrued expenses                                                      (419,883)
                                                                --------------
                                                                   (23,520,058)
                                                                --------------
NET ASSETS -- 100.0%
Applicable to 815,301,678 Institutional Shares,
  210,718,088 N Shares, and 78,781,881 Service
  Shares of beneficial interest outstanding,
  $.001 par value (Note 9)                                      $1,104,618,310
                                                                ==============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES, AND SERVICE SHARES                                   $1.00
                                                                         =====
------------
+ See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/02. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note.
RANS -- Revenue Anticipation Note.
TECP-- Tax-Exempt Commercial Paper.
TRANS-- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

AGENCY OBLIGATIONS -- 1.8%
Federal National Mortgage Association
     6.000%                           05/15/08         $   195  $      221,136
     5.500%                           03/15/11           3,900       4,281,537
                                                                --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $4,002,444)                                                  4,502,673
                                                                --------------
ASSET-BACKED SECURITIES -- 12.4%
Bank One Issuance Trust Series 2002-A2,
  Class A2
     4.160%                           01/15/08           1,350       1,412,043
BankBoston Marine Asset-Backed Trust
  Series 1997-2, Class A7
     6.820%                           04/15/13             328         333,325
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
     6.420%                           09/25/08           1,817       1,977,922
California Infrastructure Southern
  California Edison Co. Series 1997-1,
  Class A6
     6.380%                           09/25/08           2,124       2,319,705
CIT Equipment Collateral Series 2000-2,
  Class A4
     6.930%                           07/20/11           1,895       1,976,127
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
     7.450%                           09/15/07           1,600       1,746,237
Citibank Credit Card Master Trust I
  Series 1999-5, Class A
     6.100%                           05/15/08           3,080       3,393,762
Credit Card Receivable Trust
  Series 1998-IA, Class A
     6.478%                           12/22/04           1,620       1,717,670
Household Home Equity Loan Trust
  Series 1999-1, Class A3
     7.210%                           10/20/30           3,768       3,950,247
Ikon Receivables L.L.C. Series 1999-1,
  Class A4
     6.230%                           05/15/05           1,200       1,216,214
MBNA Master Credit Card Trust
  Series 1999-M, Class C
     7.450%                           04/16/07           1,400       1,516,497
Permanent Financing P.L.C. Series 1,
  Class 2A
     4.200%                           06/10/07           3,500       3,622,500
Structured Asset Securities Corp.
  Series 2002-23 XS, Class A3
     4.580%                           11/25/32           4,622       4,691,330
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                           12/20/07           1,895       1,908,088
                                                                --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $30,572,697)                                                31,781,667
                                                                --------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 26.7%
Bear Stearns Mortgage Securities, Inc.
  Series 1997-2, Class A4
     6.500%                           03/28/09         $   261   $    261,375
Chase Mortgage Finance Corp.
  Series 1993-L, Class 1A11
     11.260%                          10/25/09           2,459      2,562,997
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A4
     3.988%                           11/25/08           1,655      1,656,090
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A5
     12.770%                          11/25/08             556        577,492
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A6
     8.500%                           11/25/08             335        341,740
Countrywide Funding Corp. Series 1994-5,
  Class A7F
     3.637%                           03/25/09           2,915      2,922,696
Countrywide Funding Corp. Series 1994-5,
  Class A7S
     12.518%                          03/25/09           1,097      1,168,535
Countrywide Funding Corp. Series 1994-5,
  Class A7T
     9.000%                           03/25/09             696        710,309
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
     5.880%                           11/12/31           1,835      1,970,898
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
     6.670%                           11/28/11           1,893      1,939,648
DLJ Mortgage Acceptance Corp.
  Series 1997-CF2, Class CP IO
     1.364%                           11/15/04          51,000      1,205,028
Federal Home Loan Mortgage Corp.
  Series 150, Class IO
     7.500%                           07/01/23             524         82,978
Federal Home Loan Mortgage Corp.
  Series 2100, Class GA
     6.000%                           04/15/12           2,507      2,579,674
Federal Home Loan Mortgage Corp.
  Series 2129, Class PD
     5.750%                           09/15/09             636        637,618
Federal Home Loan Mortgage Corp.
  Series 2513, Class JE
     5.000%                           10/15/17           5,105      5,230,356
Federal National Mortgage Association
  Series 1993-183, Class M
     6.500%                           07/25/23             973        974,488
Federal National Mortgage Association
  Series 1993-197, Class SB
     10.707%                          10/25/08           1,510      1,662,230
Federal National Mortgage Association
  Series 1997-20 IO
     1.840%                           03/25/27           8,538        668,592
Federal National Mortgage Association
  Series 1997-70, Class PE  PO
     10.834%                          04/25/22           1,591      1,481,951


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)       VALUE+
------                                --------         -------  -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1998-61, Class PB
     5.500%                           12/25/08         $   251  $      256,486
Federal National Mortgage Association
  Series 1998-T1, Class A
     6.911%                           12/28/28             898         955,450
Federal National Mortgage Association
  Series 1999-55, Class PA
     7.000%                           06/18/13              41          42,113
Federal National Mortgage Association
  Series 2001-60, Class PQ
     5.500%                           10/25/20           6,000       6,170,499
Federal National Mortgage Association
  Series 2001-69, Class PE
     6.000%                           11/25/15           3,000       3,199,982
Federal National Mortgage Association
  Series 2002-14, Class PE
     6.000%                           01/25/32           2,477       2,637,956
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                           11/25/17           1,000       1,010,403
First Union-Chase Commercial Mortgage
  Series 1999-C2, Class IO
     0.694%                           06/15/31          65,087       2,320,571
LB Commercial Conduit Mortgage Trust
  Series 1999-C2, Class A2
     7.325%                           10/15/32             780         914,615
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
     7.180%                           09/15/19           1,841       2,063,358
LB-UBS Commercial Mortgage Trust
  Series 2001-C2, Class A1
     6.270%                           06/15/20           2,117       2,324,733
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
     6.220%                           02/15/30              56          57,240
Morgan Stanley Capital I Series 1998-WF2,
  Class A2
     6.540%                           07/15/30           2,775       3,133,708
Norwest Asset Securities Corp.
  Series 1998-6, Class A15
     6.750%                           04/25/28           2,140       2,181,452
PNC Mortgage Securities Corp.
  Series 1996-2, Class A4
     6.600%                           02/25/11           4,754       4,916,716
Residential Accredit Loans, Inc.
  Series 2001-QS10, Class NB4
     6.750%                           08/25/31           3,500       3,624,786
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                           06/15/28           6,051         779,050
Washington Mutual Series 2002-AR3,
  Class A4
     5.455%                           04/26/32           3,108       3,114,203
                                                                --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $67,125,770)                                                68,338,016
                                                                --------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------  --------------

MORTGAGE-BACKED SECURITIES -- 5.9%
Federal Home Loan Mortgage Corp.
  Pool #C00515
     7.500%                           05/01/27         $   130  $      138,649
Federal National Mortgage Association#
     6.000%                           01/15/18           2,315       2,419,898
     6.500%                           01/15/18           4,000       4,217,500
Federal National Mortgage Association
  Pool #124783
     10.500%                          12/01/16              12          13,226
Federal National Mortgage Association
  Pool #305189
     9.000%                           01/01/25              13          14,270
Federal National Mortgage Association
  Pool #305555
     9.000%                           01/01/25              44          48,430
Federal National Mortgage Association
  Pool #306031
     9.000%                           02/01/25              66          73,037
Federal National Mortgage Association
  Pool #306674
     9.000%                           03/01/25              13          14,861
Federal National Mortgage Association
  Pool #317306
     9.000%                           07/01/25              44          48,304
Federal National Mortgage Association
  Pool #338001
     9.000%                           10/01/25               2           1,920
Federal National Mortgage Association
  Pool #585727
     6.000%                           05/01/16           4,995       5,230,634
Government National Mortgage Association
  Pool #326150
     7.000%                           09/15/23             100         107,154
Government National Mortgage Association
  Pool #333668
     7.000%                           07/15/23             161         172,310
Government National Mortgage Association
  Pool #345039
     7.000%                           09/15/23             270         288,605
Government National Mortgage Association
  Pool #345536
     7.000%                           01/15/24             158         168,834
Government National Mortgage Association
  Pool #351638
     7.000%                           06/15/23             310         331,389
Government National Mortgage Association
  Pool #377553
     7.000%                           07/15/25             273         291,525
Government National Mortgage Association
  Pool #383330
     7.000%                           07/15/25             211         224,640
Government National Mortgage Association
  Pool #391901
     7.000%                           07/15/25              72          76,598
Government National Mortgage Association
  Pool #397755
     7.000%                           05/15/24             214         228,235


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #406568
     7.000%                           07/15/25         $   426  $      453,721
Government National Mortgage Association
  Pool #407660
     7.000%                           07/15/25             276         293,689
Government National Mortgage Association
  Pool #780023
     7.000%                           09/15/24             255         272,497
Government National Mortgage Association
  Pool #780389
     9.000%                           08/15/09              45          48,710
                                                                --------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $14,651,437)                                                15,178,636
                                                                --------------
CONVERTIBLE CORPORATE BONDS -- 0.2%
TELEPHONES
Nortel Networks Corp. Series 144A
  (Cost $930,000)
     4.250%                           09/01/08             930         490,575
                                                                --------------
CORPORATE BONDS -- 38.6%
ELECTRIC -- 0.8%
Constellation Energy Corp.
     6.125%                           09/01/09           1,000       1,023,959
Exelon Generation Co., L.L.C.
     6.950%                           06/15/11           1,000       1,083,073
                                                                --------------
                                                                     2,107,032
                                                                --------------
FINANCE - BANK -- 5.5%
Bank of America Corp.
     5.250%                           02/01/07           2,000       2,155,794
     7.400%                           01/15/11           1,650       1,946,663
M & T Bank
     8.000%                           10/01/10           2,080       2,498,885
Mercantile Bancorp
     7.050%                           06/15/04           1,670       1,789,956
Union Planters Corp.
     7.750%                           03/01/11           1,750       2,072,511
Washington Mutual Bank
     5.500%                           01/15/13           1,920       1,961,198
Wells Fargo & Co.
     6.375%                           08/01/11           1,525       1,711,132
                                                                --------------
                                                                    14,136,139
                                                                --------------
FINANCE - NON-BANK -- 13.6%
Capital One Bank
     8.250%                           06/15/05           2,625       2,655,576
CIT Group, Inc.
     7.750%                           04/02/12             710         798,781
Countrywide Home Loan, Inc.
     4.250%                           12/19/07           1,760       1,783,267
EOP Operating L.P.
     8.375%                           03/15/06             260         292,457
ERP Operating L.P.
     7.100%                           06/23/04           2,500       2,645,555
Ford Motor Credit Corp.
     7.375%                           02/01/11             700         681,689
     7.250%                           10/25/11           1,620       1,576,628


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------  --------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
General Electric Capital Corp.
     5.000%                           06/15/07         $ 1,860  $    1,971,419
General Motors Acceptance Corp.
     7.625%                           06/15/04           2,375       2,494,721
     6.875%                           09/15/11           2,000       1,997,746
Goldman Sachs Group, Inc.
     7.625%                           08/17/05           2,200       2,482,564
Household Finance Corp.
     6.400%                           06/17/08           2,005       2,140,466
John Hancock Financial Services Corp.
     5.625%                           12/01/08           2,320       2,435,399
Lehman Brothers Holdings, Inc.
     6.250%                           05/15/06           1,935       2,117,219
Morgan Stanley Dean Witter & Co.
     7.125%                           08/15/03           2,300       2,379,233
     5.625%                           01/20/04             535         556,690
National Rural Utilities Cooperative
  Finance Corp.
     5.750%                           08/28/09           2,300       2,458,923
Simon Property Group L.P. Series 144A
     5.375%                           08/28/08             840         864,329
Textron Financial Corp.
     5.875%                           06/01/07           2,400       2,525,470
                                                                --------------
                                                                    34,858,132
                                                                --------------
INDUSTRIAL -- 12.5%
AOL Time Warner, Inc.
     6.875%                           05/01/12           1,235       1,306,991
Boeing Capital Corp.
     6.500%                           02/15/12           1,270       1,356,427
Cendant Corp.
     6.875%                           08/15/06             850         882,713
Comcast Cable Communications, Inc.
     6.750%                           01/30/11             260         271,030
ConAgra Foods, Inc.
     6.750%                           09/15/11             975       1,110,588
Delphi Auto Systems Corp.
     6.550%                           06/15/06           1,000       1,055,197
Federated Department Stores, Inc.
     8.500%                           06/01/10           2,000       2,416,586
Gannett Co., Inc.
     5.500%                           04/01/07           1,250       1,360,657
General Mills, Inc.
     6.000%                           02/15/12           2,305       2,511,454
Goodrich Corp.
     6.450%                           12/15/07           1,200       1,226,051
H.J. Heinz Finance Co. Series 144A
     6.000%                           03/15/12           1,500       1,631,808
John Deere Capital Corp.
     7.000%                           03/15/12           1,500       1,742,165
Lockheed Martin Corp.
     7.250%                           05/15/06           2,650       2,986,712
Safeway, Inc.
     6.850%                           09/15/04           3,805       4,054,791
Sears Roebuck Acceptance Corp.
     6.700%                           04/15/12           2,065       1,963,435
TCI Communications, Inc.
     8.750%                           08/01/15           1,145       1,320,503


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Unilever Capital Corp.
     6.875%                           11/01/05         $ 1,740  $    1,952,438
Valero Energy Corp.
     6.875%                           04/15/12           1,195       1,246,616
Viacom, Inc.
     7.700%                           07/30/10           1,460       1,737,104
                                                                --------------
                                                                    32,133,266
                                                                --------------
NATURAL GAS -- 0.7%
Duke Energy Field Services
     7.875%                           08/16/10           1,380       1,462,999
Enron Corp. **
     6.625%                           11/15/05           2,255         304,425
                                                                --------------
                                                                     1,767,424
                                                                --------------
OIL -- 2.1%
Anadarko Petroleum Corp.
     5.000%                           10/01/12           1,860       1,886,327
Petro Mexicanos Finance, Ltd.
     5.720%                           11/15/03             731         743,330
Phillips Petroleum Co.
     8.500%                           05/25/05           2,300       2,616,809
                                                                --------------
                                                                     5,246,466
                                                                --------------
TELEPHONES -- 2.9%
AT&T Corp.
     6.000%                           03/15/09             175         175,017
AT&T Broadband Corp.
     8.375%                           03/15/13           1,766       2,010,278
AT&T Wireless Services, Inc.
     7.875%                           03/01/11             200         201,359
Verizon Global Funding Corp.
     6.125%                           06/15/07           1,100       1,208,118
Verizon Wireless, Inc.
     5.375%                           12/15/06           1,300       1,359,536
Vodafone Group P.L.C.
     6.650%                           05/01/08           2,000       2,265,574
WorldCom, Inc. Series 144A **
     7.375%                           01/15/03           1,205         289,200
                                                                --------------
                                                                     7,509,082
                                                                --------------
TRANSPORTATION -- 0.5%
Burlington Northern Santa Fe Corp.
     6.750%                           07/15/11             690         784,512
CSX Corp.
     6.750%                           03/15/11             410         458,435
                                                                --------------
                                                                     1,242,947
                                                                --------------
TOTAL CORPORATE BONDS
  (Cost $95,224,317)                                                99,000,488
                                                                --------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------  --------------

MUNICIPAL BONDS -- 1.8%
Arizona Agricultural Improvement &
  Power District Electrical Systems
  Revenue Bonds (Salt River Project)
  Series B
  (Cost $4,557,645)
     5.000%                           01/01/31         $ 4,400    $  4,476,120
                                                                  ------------
YANKEE BONDS -- 1.5%
Banco Santiago S.A.
  (Cost $3,719,615)
     7.000%                           07/18/07           3,730       3,953,241
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 4.2%
U.S. TREASURY BILLS* -- 0.1%
     1.610%                           02/20/03              15          14,977
     1.600%                           03/06/03             110         109,784
     1.210%                           05/01/03             140         139,459
                                                                  ------------
                                                                       264,220
                                                                  ------------
U.S. TREASURY NOTES -- 4.1%
     7.875%                           11/15/04             585         653,441
     5.750%                           11/15/05             665         735,319
     7.000%                           07/15/06           5,195       6,024,782
     3.500%                           11/15/06             300         312,281
     6.000%                           08/15/09             565         657,077
     5.000%                           02/15/11           1,945       2,137,678
                                                                  ------------
                                                                    10,520,578
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,490,749)                                                10,784,798
                                                                  ------------


                                                      SHARES
                                                    ----------
TEMPORARY INVESTMENTS -- 6.9%
Goldman Sachs Financial Square
  Money Market Portfolio                             8,940,494      8,940,494
J.P. Morgan Institutional Prime
  Money Market Portfolio                             8,774,507      8,774,507
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $17,715,001)                                                17,715,001
                                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $248,989,675)                                             $256,221,215
                                                                  ============

------------
+  See Note 2a to the Financial Statements.
*  Securities pledged as collateral for futures contracts.
** Security in default.
#  Represents "to-be-announced" (TBA) transactions.
IO -- Interest Only Security.
PO -- Principal Only Security.
                                                        NUMBER OF    UNREALIZED
                                                        CONTRACTS   DEPRECIATION
                                                        ---------   ------------
Futures Contracts -- Short Position
  U.S. Treasury Notes, March 2003
  (Notional Value at 12/31/02 is
  $10,584,313.)                                             92       $(179,688)
                                                            ==       =========


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $248,989,675) .......................................          $256,221,215
   Short-term investments held as collateral for securities on loan ...............             9,898,065
   Interest receivable ............................................................             2,576,964
   Receivable for capital stock sold ..............................................               199,841
   Futures margin receivable ......................................................                20,125
   Other assets ...................................................................                 6,148
                                                                                             ------------
          Total assets ............................................................           268,922,358
                                                                                             ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .........................             9,898,065
   Payable for securities purchased ...............................................             6,624,894
   Payable for capital stock redeemed .............................................                86,285
   Dividends payable ..............................................................               836,842
   Accrued expenses ...............................................................               145,185
                                                                                             ------------
          Total liabilities .......................................................            17,591,271
                                                                                             ------------

NET ASSETS
Applicable to 22,835,845 Institutional Shares, 828,333 N Shares, 457,157 A Shares,
   and 37,657 B Shares of beneficial interest outstanding, $.001 par value (Note 9)          $251,331,087
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($237,565,819/22,835,845) ......................................................                $10.40
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
   ($8,617,553/828,333) ...........................................................                $10.40
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($4,755,959/457,157) ...........................................................                $10.40
                                                                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($10.40/0.965) (Note 6) ........................................................                $10.78
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($391,756/37,657) ..............................................................                $10.40
                                                                                                   ======

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

ASSET-BACKED SECURITIES -- 9.4%
AESOP Funding II L.L.C.  Series 2002-1A,
  Class A1
     3.850%                           10/20/06         $ 2,100   $  2,163,441
Bank One Issuance Trust Series 2002-A2,
  Class A2
     4.160%                           01/15/08           2,480      2,593,976
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
     6.420%                           09/25/08             945      1,028,693
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A8
     6.480%                           12/26/09           2,000      2,254,933
California Infrastructure Southern
  California Edison Co. Series 1997-1,
  Class A7
     6.420%                           12/26/09           1,190      1,336,512
CIT Equipment Collateral Series 2000-2,
  Class A4
     6.930%                           07/20/11           1,450      1,512,076
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
     7.450%                           09/15/07           2,195      2,395,619
Household Home Equity Loan Trust
  Series 1999-1, Class A3
     7.210%                           10/20/30           2,590      2,714,946
MBNA Master Credit Card Trust
  Series 1999-M, Class C
     7.450%                           04/16/07           1,530      1,657,315
Permanent Financing P.L.C. Series 1,
  Class 2A
     4.200%                           06/10/07           2,000      2,070,000
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                           12/20/07           1,450      1,460,015
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $20,307,112)                                               21,187,526
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 28.6%
Bank of America Mortgage Securities, Inc.
  Series 2001-1, Class A16
     7.250%                           02/25/31           2,715      2,733,889
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
     3.988%                           11/25/08             865        864,964
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    12.770%                           11/25/08             291        301,620
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
     8.500%                           11/25/08             175        178,488
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
     5.880%                           11/12/31           3,864      4,151,542
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
     6.670%                           11/28/11             252        258,619
Federal Home Loan Mortgage Corp.
  Series 199, Class IO
     6.500%                           08/01/28           3,064        387,828


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
     7.000%                           05/15/26         $ 4,773   $  5,147,092
Federal Home Loan Mortgage Corp.
  Series 1875, Class SA IO
     43.138%                          09/15/03           1,054        169,001
Federal Home Loan Mortgage Corp.
  Series 2131, Class VD
     6.000%                           05/15/14           2,412      2,571,006
Federal Home Loan Mortgage Corp.
  Series 2390, Class PW
     6.000%                           04/15/15           5,195      5,491,814
Federal Home Loan Mortgage Corp.
  Series 2443, Class TD
     6.500%                           10/15/30           2,425      2,572,686
Federal National Mortgage Association
  Series 145, Class 1 PO
     9.000%                           06/25/22             604        541,655
Federal National Mortgage Association
  Series 1993-187, Class L
     6.500%                           07/25/23           4,623      4,941,855
Federal National Mortgage Association
  Series 1993-197, Class SB
    10.707%                           10/25/08           1,954      2,151,121
Federal National Mortgage Association
  Series 1993-210, Class S
    10.094%                           11/25/23           1,145      1,178,671
Federal National Mortgage Association
  Series 1997-20 IO
     1.840%                           03/25/27           4,319        338,201
Federal National Mortgage Association
  Series 2001-60, Class PQ
     5.500%                           10/25/20           2,385      2,452,773
Federal National Mortgage Association
  Series 2001-69, Class PE
     6.000%                           11/25/15           7,000      7,466,626
Federal National Mortgage Association
  Series 2002-47, Class PD
     5.500%                           04/25/16           1,600      1,682,448
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                           11/25/17           5,522      5,579,448
First Union-Chase Commercial Mortgage
  Series 1999-C2, Class IO
     0.694%                           06/15/31          55,789      1,989,061
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
     7.180%                           09/15/19             997      1,117,233
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
     6.220%                           02/15/30             504        517,366
Morgan Stanley Capital I Series 1998-WF2,
  Class A2
     6.540%                           07/15/30           1,270      1,434,166
Norwest Asset Securities Corp.
  Series 1999-15, Class A1
     6.250%                           06/25/14           2,828      2,906,058
PNC Mortgage Securities Corp.
  Series 1998-9, Class 2A2 PO
     6.458%                           09/25/13             596        568,280


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
PNC Mortgage Securities Corp.
  Series 1998-11, Class 2A2 PO
     6.406%                           11/25/13         $ 1,319   $  1,248,972
PNC Mortgage Securities Corp.
  Series 1999-2, Class 5X IO
     6.250%                           02/25/14           2,036        134,871
Residential Funding Mortgage Security I
  Series 1993-S20, Class A11
     7.250%                           06/25/08           1,012      1,037,364
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                           06/15/28           2,893        372,475
Wells Fargo Mortgage-Backed Securities
  Trust Series 2002-8, Class 2A3
     6.000%                           05/25/17           2,100      2,164,423
                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $61,996,562)                                               64,651,616
                                                                 ------------
MORTGAGE-BACKED SECURITIES -- 7.1%
Federal National Mortgage Association#
     6.500%                           01/15/18           4,000      4,217,500
Federal National Mortgage Association
  Pool #250888
     7.000%                           04/01/12             421        448,623
Federal National Mortgage Association
  Pool #305555
     9.000%                           01/01/25              45         49,487
Federal National Mortgage Association
  Pool #359740
     7.000%                           10/01/26              43         45,657
Federal National Mortgage Association
  Pool #364248
     7.000%                           01/01/27             152        160,679
Federal National Mortgage Association
  Pool #364731
     7.000%                           12/01/26              18         19,504
Government National Mortgage
  Association Pool #442138
     8.000%                           11/15/26             970      1,058,014
Government National Mortgage
  Association Pool #555127
     7.000%                           09/15/31           4,126      4,374,597
Government National Mortgage
  Association Pool #780167
     7.000%                           12/15/24           2,475      2,643,368
Government National Mortgage
  Association Pool #781040
     7.500%                           11/15/17           2,785      2,988,495
                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $15,513,525)                                               16,005,924
                                                                 ------------
CONVERTIBLE CORPORATE BONDS -- 0.2%
TELEPHONES
Nortel Networks Corp. Series 144A
  (Cost $830,000)
     4.250%                           09/01/08             830        437,825
                                                                 ------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

CORPORATE BONDS -- 30.8%
ELECTRIC -- 2.2%
Constellation Energy Group, Inc.
     7.600%                           04/01/32         $   375   $    384,428
Duke Capital Corp.
     8.000%                           10/01/19           1,000        958,357
Exelon Generation Co., L.L.C.
     6.950%                           06/15/11           2,000      2,166,146
PSE&G Power L.L.C.
     6.950%                           06/01/12             500        508,712
Public Service Electric & Gas Co.
     6.500%                           05/01/04           1,000      1,052,938
                                                                 ------------
                                                                    5,070,581
                                                                 ------------
FINANCE - BANK -- 5.2%
Bank of America Corp.
     7.400%                           01/15/11           2,180      2,571,955
M & T Bank
     8.000%                           10/01/10           2,000      2,402,774
Mercantile Bancorp
     7.050%                           06/15/04           1,500      1,607,745
Royal Bank of Scotland Group P.L.C.
     5.000%                           10/01/14           1,160      1,170,431
Union Planters Corp.
     7.750%                           03/01/11           1,215      1,438,915
Wells Fargo & Co.
     6.375%                           08/01/11           2,175      2,440,467
                                                                 ------------
                                                                   11,632,287
                                                                 ------------
FINANCE - NON-BANK -- 11.0%
Anadarko Finance Co.
     7.500%                           05/01/31           1,000      1,192,906
Capital One Bank
     8.250%                           06/15/05           1,900      1,922,131
CIT Group, Inc.
     7.750%                           04/02/12             130        146,256
EOP Operating L.P.
     7.750%                           11/15/07           1,570      1,782,463
ERP Operating L.P.
     7.100%                           06/23/04           3,500      3,703,777
Ford Motor Credit Corp.
     5.800%                           01/12/09             675        626,833
General Electric Capital Corp.
     5.000%                           06/15/07           1,700      1,801,835
General Motors Acceptance Corp.
     7.625%                           06/15/04           1,720      1,806,703
     6.875%                           09/15/11           1,820      1,817,949
Goldman Sachs Group, Inc.
     7.625%                           08/17/05           2,000      2,256,876
Household Finance Corp.
     6.500%                           11/15/08             500        538,263
Lehman Brothers Holdings, Inc.
     6.250%                           05/15/06             750        820,628
Morgan Stanley Dean Witter & Co.
     7.125%                           08/15/03           1,500      1,551,674
     6.750%                           04/15/11             260        289,394
National Rural Utilities Cooperative
  Finance Corp.
     5.750%                           08/28/09           1,250      1,336,371
Sears Roebuck Acceptance Corp.
     6.250%                           05/01/09             325        311,911


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
Simon Property Group L.P. Series 144A
     5.375%                           08/28/08         $   740   $    761,433
Textron Financial Corp.
     5.875%                           06/01/07           2,065      2,172,956
                                                                 ------------
                                                                   24,840,359
                                                                 ------------
INDUSTRIAL -- 7.9%
Boeing Co.
     8.750%                           09/15/31             590        769,571
Boston Properties, Inc. Series 144A
     6.250%                           01/15/13           1,000      1,014,221
Cendant Corp.
     6.875%                           08/15/06             415        430,972
Comcast Cable Communications, Inc.
     6.750%                           01/30/11             875        912,120
ConAgra Foods, Inc.
     6.750%                           09/15/11           1,425      1,623,168
Ford Motor Co.
     7.500%                           08/01/26             490        425,130
General Mills, Inc.
     6.000%                           02/15/12           1,000      1,089,568
Goodrich Corp.
     6.450%                           12/15/07             600        613,026
     7.625%                           12/15/12             935        967,134
John Deere Capital Corp.
     7.000%                           03/15/12           1,450      1,684,092
Kinder Morgan, Inc.
     6.500%                           09/01/12           1,000      1,046,945
Kroger Co.
     6.800%                           04/01/11             500        548,953
Lockheed Martin Corp.
     7.250%                           05/15/06           1,425      1,606,062
Procter & Gamble Co. - Guaranteed ESOP
  Debentures Series A
     9.360%                           01/01/21             500        689,509
Safeway, Inc.
     5.800%                           08/15/12             500        524,164
TCI Communications, Inc.
     8.750%                           08/01/15           1,000      1,153,278
Time Warner, Inc.
     9.125%                           01/15/13             880      1,034,247
Viacom, Inc.
     5.625%                           05/01/07             495        540,848
     7.875%                           07/30/30           1,000      1,248,796
                                                                 ------------
                                                                   17,921,804
                                                                 ------------
NATURAL GAS -- 0.1%
Enron Corp. **
     6.950%                           07/15/28           1,415        191,025
                                                                 ------------
OIL -- 1.1%
Burlington Resources, Inc.
     6.500%                           12/01/11           1,500      1,674,265
Conoco, Inc.
     6.950%                           04/15/29             335        380,904
Petro Mexicanos Finance, Ltd.
     5.720%                           11/15/03             341        346,887
                                                                 ------------
                                                                    2,402,056
                                                                 ------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

CORPORATE BONDS (CONTINUED)
TELEPHONES -- 2.1%
AT&T Corp.
     7.300%                           11/15/11         $   600   $    657,077
AT&T Wireless Services, Inc.
     7.875%                           03/01/11             100        100,679
Verizon Global Funding Corp.
     6.125%                           06/15/07           1,480      1,625,468
Verizon Wireless, Inc.
     5.375%                           12/15/06           1,000      1,045,797
Vodafone Group P.L.C.
     6.650%                           05/01/08             210        237,885
     7.750%                           02/15/10             650        767,891
WorldCom, Inc. Series 144A**
     7.375%                           01/15/03           1,170        280,800
                                                                 ------------
                                                                    4,715,597
                                                                 ------------
TRANSPORTATION -- 1.2%
Burlington North Santa Fe Corp.
     7.950%                           08/15/30             700        881,267
CSX Corp.
     7.250%                           05/01/27           1,745      1,906,088
Federal Express Corp.
     6.720%                           01/15/22               3          2,884
                                                                 ------------
                                                                    2,790,239
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $66,728,874)                                               69,563,948
                                                                 ------------
MUNICIPAL BONDS -- 4.4%
Arizona Agricultural Improvement & Power
  District Electrical Systems Revenue
  Bonds (Salt River Project) Series B
     5.000%                           01/01/31           3,450      3,509,685
                                                                 ------------
Jefferson County, Alabama, Sewer
  Revenue Bonds (Capital Improvement)
  Series D
     5.000%                           02/01/42             980        976,619
                                                                 ------------
Texas State Turnpike Authority, Central
  Texas Turnpike System Revenue Bonds
  Series A
     5.000%                           08/15/42           3,410      3,425,311
                                                                 ------------
Triborough Bridge & Tunnel Authority,
  New York Revenue Bonds Series B
     5.125%                           11/15/29           1,950      1,985,392
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $9,846,393)                                                 9,897,007
                                                                 ------------
YANKEE BONDS -- 0.8%
Banco Santiago S.A.
  (Cost $1,607,647)
     7.000%                           07/18/07           1,610      1,706,360
                                                                 ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

U.S. TREASURY OBLIGATIONS -- 12.6%
U.S. TREASURY BILLS* -- 0.2%
     1.620%                           03/06/03         $    75   $     74,853
     1.500%                           03/27/03              50         49,868
     1.210%                           05/01/03             175        174,323
     1.220%                           05/08/03             100         99,591
                                                                 ------------
                                                                      398,635
                                                                 ------------
U.S. TREASURY BONDS -- 10.1%
     8.750%                           08/15/20             375        553,828
     7.250%                           08/15/22           7,459      9,709,813
     7.625%                           02/15/25           9,132     12,483,736
                                                                 ------------
                                                                   22,747,377
                                                                 ------------
U.S. TREASURY NOTES -- 2.3%
     6.500%                           08/15/05             350        391,590
     5.750%                           11/15/05             665        735,319
     6.500%                           10/15/06              30         34,467
     3.500%                           11/15/06             350        364,328
     5.000%                           02/15/11           3,340      3,670,871
                                                                 ------------
                                                                    5,196,575
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $26,942,210)                                               28,342,587
                                                                 ------------


                                                      SHARES
                                                     ---------
TEMPORARY INVESTMENTS -- 6.1%
Goldman Sachs Financial Square
  Money Market Portfolio                             6,450,383      6,450,383
J.P. Morgan Institutional Prime
  Money Market Portfolio                             7,382,699      7,382,699
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $13,833,082)                                               13,833,082
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $217,605,405)                                            $225,625,875
                                                                 ============

------------
+  See Note 2a to the Financial Statements.
*  Securities pledged as collateral for futures contracts.
** Security in default.
#  Represents a "to-be-announced" (TBA) transaction.
IO -- Interest Only Security.
PO -- Principal Only Security.

                                                        NUMBER OF    UNREALIZED
                                                        CONTRACTS   DEPRECIATION
                                                        ---------   ------------

Futures Contracts -- Short Position
  U.S. Treasury Notes, March 2003
  (Notional Value at 12/31/02 is
  $30,717,516.)                                            267       $(521,484)
                                                           ===       =========

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $217,605,405) .......................................          $225,625,875
   Short-term investments held as collateral for securities on loan ...............             7,156,244
   Interest receivable ............................................................             2,480,780
   Receivable for capital stock sold ..............................................               225,840
   Futures margin receivable ......................................................                58,406
   Other assets ...................................................................                10,976
                                                                                             ------------
          Total assets ............................................................           235,558,121
                                                                                             ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .........................             7,156,244
   Payable for securities purchased ...............................................             4,213,195
   Payable for capital stock redeemed .............................................               304,805
   Dividends payable ..............................................................               488,791
   Accrued expenses ...............................................................               130,100
                                                                                             ------------
          Total liabilities .......................................................            12,293,135
                                                                                             ------------

NET ASSETS
Applicable to 20,828,577 Institutional Shares, 562,730 N Shares, 79,410 A Shares,
   and 47,864 B Shares of beneficial interest outstanding, $.001 par value (Note 9)          $223,264,986
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($216,105,937/20,828,577) ......................................................                $10.38
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
   ($5,838,547/562,730) ...........................................................                $10.38
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($823,902/79,410) ..............................................................                $10.38
                                                                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($10.38/0.955) (Note 6) ........................................................                $10.87
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($496,600/47,864) ..............................................................                $10.38
                                                                                                   ======

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

AGENCY OBLIGATIONS -- 30.0%
AID-Peru
     9.980%                           08/01/08         $ 2,040   $  2,341,077
Federal Home Loan Mortgage Corp.
     6.250%                           07/15/04           1,000      1,071,619
     5.125%                           10/15/08           2,500      2,729,917
     7.000%                           03/15/10             495        594,581
     5.500%                           09/15/11           2,500      2,743,618
     6.000%                           05/25/12           2,380      2,486,279
     5.125%                           07/15/12           2,000      2,132,702
Federal National Mortgage Association
     5.250%                           04/15/07           2,000      2,191,686
     6.510%                           05/06/08           2,000      2,032,784
     6.250%                           02/01/11             750        840,668
     5.500%                           03/15/11           3,180      3,491,099
     6.000%                           05/15/11           2,500      2,830,630
Private Export Funding Corp.
     7.030%                           10/31/03           1,650      1,728,045
Rowan Cos., Inc.
     6.150%                           07/01/10           2,933      3,204,499
Small Business Administration Participation
  Certificates Series 1997-10C, Class 1
     6.950%                           05/01/07             586        586,283
                                                                 ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $28,626,847)                                               31,005,487
                                                                 ------------
ASSET-BACKED SECURITIES -- 10.2%
AESOP Funding II L.L.C.  Series 2002-1A,
  Class A1
     3.850%                           10/20/06           1,500      1,545,315
Bank One Issuance Trust Series 2002-A2,
  Class A2
     4.160%                           01/15/08           1,480      1,548,018
California Infrastructure Southern California
  Edison Co. Series 1997-1, Class A6
     6.380%                           09/25/08           1,000      1,092,140
California Infrastructure Southern California
  Edison Co. Series 1997-1, Class A7
     6.420%                           12/26/09           1,260      1,415,130
Citibank Credit Card Master Trust I
  Series 1999-5, Class A
     6.100%                           05/15/08             210        231,393
Contimortgage Home Equity Loan Trust
  Series 1997-4, Class A7
     6.630%                           09/15/16           1,500      1,542,014
Indymac Home Equity Loan Asset-Backed
  Trust Series 2001-B, Class AF5
     7.005%                           04/25/31           1,000      1,068,713
Structured Asset Securities Corp.
  Series 2002-23 XS, Class A3
     4.580%                           11/25/32           1,624      1,648,360
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                           12/20/07             490        493,384
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $10,304,473)                                               10,584,467
                                                                 ------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.3%
Federal Home Loan Mortgage Corp.
  Series 150, Class IO
     7.500%                           07/01/23         $   396   $     62,782
Federal Home Loan Mortgage Corp.
  Series 202 IO
     6.500%                           04/01/29             905        119,681
Federal National Mortgage Association
  Series 1997-20 IO
     1.840%                           03/25/27           2,912        228,071
Federal National Mortgage Association
  Series 1998-T1, Class A
     7.246%                           12/28/28             727        773,901
Federal National Mortgage Association
  Series 2001-T2, Class A
     5.780%                           11/25/10           2,582      2,846,984
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                           11/25/17           1,200      1,212,484
Federal National Mortgage Association
  Grantor Trust Series 2002-T11, Class IO
     0.751%                           04/25/12          34,550      1,857,041
First Union-Lehman Brothers Commercial
  Series 1997-C2, Class A3
     6.650%                           12/18/07           2,000      2,238,794
Government National Mortgage Association
  Series 1999-2, Class C PO
     6.500%                           12/20/23             285        284,363
Government National Mortgage Association
  Series 2001-12, Class A
     5.430%                           01/16/15           1,479      1,575,526
Government National Mortgage Association
  Series 2002-28, Class A
     4.776%                           02/16/18             979      1,033,352
LB Commercial Conduit Mortgage Trust
  Series 1999-C2, Class A2
     7.325%                           10/15/32           1,000      1,172,584
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                           06/15/28           2,404        309,522
                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $13,251,463)                                               13,715,085
                                                                 ------------
MORTGAGE-BACKED SECURITIES -- 5.8%
Federal Home Loan Mortgage Corp.
  Pool #865008
     7.363%                           02/01/18              12         12,586
Federal National Mortgage Association#
     6.000%                           01/15/18           1,190      1,243,922
     6.500%                           01/15/33           1,365      1,422,159
Federal National Mortgage Association
  Pool #8217
     11.000%                          12/01/15             383        426,760
Government National Mortgage Association
  Pool #8720
     6.625%                           10/20/25              57         58,918
Government National Mortgage Association
  Pool #162989
     9.000%                           05/15/16               4          4,112


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #227125
     9.000%                           07/15/17         $    14   $     15,062
Government National Mortgage Association
  Pool #346458
     8.000%                           03/15/23              64         70,561
Government National Mortgage Association
  Pool #352110
     7.000%                           08/15/23             895        956,306
Government National Mortgage Association
  Pool #442138
     8.000%                           11/15/26             786        857,208
Government National Mortgage Association
  Pool #780389
     9.000%                           08/15/09             829        899,257
                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $5,744,291)                                                 5,966,851
                                                                 ------------
U.S. TREASURY OBLIGATIONS -- 33.5%
U.S. TREASURY BILLS* -- 0.1%
     1.500%                           03/27/03              20         19,947
     1.210%                           05/01/03              35         34,865
                                                                 ------------
                                                                       54,812
                                                                 ------------
U.S. TREASURY BONDS -- 10.8%
     7.625%                           02/15/25           2,500      3,417,580
     5.500%                           08/15/28           7,205      7,787,034
                                                                 ------------
                                                                   11,204,614
                                                                 ------------
U.S. TREASURY NOTES -- 22.6%
     7.875%                           11/15/04           2,350      2,624,933
     5.750%                           11/15/05           4,530      5,009,016
     7.000%                           07/15/06           2,400      2,783,345
     6.500%                           10/15/06           2,500      2,872,267
     6.000%                           08/15/09           8,595      9,995,719
                                                                 ------------
                                                                   23,285,280
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $33,364,049)                                               34,544,706
                                                                 ------------


                                                      SHARES        VALUE+
                                                     --------    ------------
TEMPORARY INVESTMENTS -- 7.2%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio                      3,633,371   $  3,633,371
J.P. Morgan Institutional Prime
  Money Market Portfolio                             3,794,214      3,794,214
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $7,427,585)                                                 7,427,585
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $98,718,708)                                             $103,244,181
                                                                 ============
 ------------
+ See Note 2a to the Financial Statements.
* Securities pledged as collateral for futures contracts.
# Represents "to-be-announced" (TBA) transactions.
IO -- Interest Only Security.
PO -- Principal Only Security.

                                                        NUMBER OF    UNREALIZED
                                                        CONTRACTS   DEPRECIATION
                                                        ---------   ------------

Futures Contracts -- Short Position
  U.S. Treasury Notes, March 2003
  (Notional Value at 12/31/02 is
  $4,141,688.)                                              36        $(70,312)
                                                            ==        ========

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $98,718,708) ........................................          $103,244,181
   Short-term investments held as collateral for securities on loan ...............            15,513,769
   Interest receivable ............................................................             1,327,651
   Receivable for capital stock sold ..............................................               431,440
   Futures margin receivable ......................................................                 7,875
   Other assets ...................................................................                 9,901
                                                                                             ------------
          Total assets ............................................................           120,534,817
                                                                                             ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .........................            15,513,769
   Payable for securities purchased ...............................................             6,167,635
   Payable for capital stock redeemed .............................................               199,245
   Dividends payable ..............................................................                25,213
   Accrued expenses ...............................................................                58,691
                                                                                             ------------
          Total liabilities .......................................................            21,964,553
                                                                                             ------------

NET ASSETS
Applicable to 4,286,598 Institutional Shares, 1,121,323 N Shares, 131,811 A Shares,
   and 51,291 B Shares of beneficial interest outstanding, $.001 par value (Note 9)          $ 98,570,264
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($75,572,861/4,286,598) ........................................................                $17.63
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
   ($19,769,351/1,121,323) ........................................................                $17.63
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($2,323,801/131,811) ...........................................................                $17.63
                                                                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($17.63/0.965) (Note 6) ........................................................                $18.27
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($904,251/51,291) ..............................................................                $17.63
                                                                                                   ======


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   -------------

CORPORATE BONDS -- 89.6%
CABLE & MEDIA -- 7.5%
Charter Communications Holdings L.L.C.
     8.625%                           04/01/09            $350     $   157,500
CSC Holdings, Inc. Series B
     7.625%                           04/01/11             350         330,312
Insight Midwest L.P.
     10.500%                          11/01/10             650         635,375
Sinclair Broadcast Group Series 144A
     8.000%                           03/15/12             225         235,688
                                                                   -----------
                                                                     1,358,875
                                                                   -----------
CONSUMER CYCLICAL -- 22.1%
Autonation, Inc.
     9.000%                           08/01/08             500         507,500
Herbst Gaming, Inc. Series B
     10.750%                          09/01/08             500         525,000
Isle of Capri Casinos, Inc.
     9.000%                           03/15/12             650         679,250
Levi Strauss & Co. Series 144A
     12.250%                          12/15/12             350         344,750
MGM Mirage, Inc.
     9.750%                           06/01/07             275         305,250
Park Place Entertainment  Corp.
     8.125%                           05/15/11             350         364,875
Penn National Gaming, Inc.
     8.875%                           03/15/10             650         669,500
Station Casinos, Inc.
     8.875%                           12/01/08             580         606,100
                                                                   -----------
                                                                     4,002,225
                                                                   -----------
CONSUMER - NON-CYCLICAL -- 3.8%
Scotts Co.
     8.625%                           01/15/09             650         689,000
                                                                   -----------
ENERGY -- 14.0%
Chesapeake Energy Corp. Series 144A
     7.750%                           01/15/15             400         400,000
Enron Corp. *
     7.875%                           06/15/03             500          67,500
Forest Oil Corp.
     8.000%                           06/15/08             350         371,000
Pioneer Natural Resources Co.
     9.625%                           04/01/10             600         714,945
Pogo Producing Co. Series B
     8.250%                           04/15/11             200         212,000
Swift Energy Co.
     9.375%                           05/01/12             350         341,250
XTO Energy, Inc.
     7.500%                           04/15/12             400         427,000
                                                                   -----------
                                                                     2,533,695
                                                                   -----------
FINANCE -- 2.9%
Sovereign Bancorp, Inc.
     10.500%                          11/15/06             460         514,050
                                                                   -----------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

CORPORATE BONDS (CONTINUED)
HEALTHCARE -- 4.5%
Rotech Healthcare, Inc. Series 144A
     9.500%                           04/01/12            $540     $   543,375
Vicar Operating, Inc.
     9.875%                           12/01/09             250         271,250
                                                                   -----------
                                                                       814,625
                                                                   -----------
INDUSTRIAL -- 1.9%
Tyco International Group S.A.
     6.375%                           02/15/06             350         339,781
                                                                   -----------
INDUSTRIAL - CYCLICAL -- 11.8%
Cummins, Inc.
     9.500%                           12/01/10              70          74,900
Lear Corp.
     8.110%                           05/15/09             250         265,625
Lyondell Chemical Co. Series 144A
     9.500%                           12/15/08             615         575,025
NMHG Holding Co.
     10.000%                          05/15/09             530         532,650
Terex Corp. Series B
     10.375%                          04/01/11             350         330,750
United Rentals N.A., Inc. Series B
     10.750%                          04/15/08             350         350,000
                                                                   -----------
                                                                     2,128,950
                                                                   -----------
INDUSTRIAL - NON-CYCLICAL & SERVICES -- 14.9%
Allied Waste N.A., Inc.
     10.000%                          08/01/09             650         648,375
Calpine Canada Energy Finance U.L.C.
     8.500%                           05/01/08             350         154,000
L-3 Communications Corp. Series B
     8.000%                           08/01/08             750         781,875
PSEG Energy Holdings, Inc.
     8.625%                           02/15/08             375         313,492
R.H. Donnelley Finance Corp. I Series 144A
     8.875%                           12/15/10             175         188,125
     10.875%                          12/15/12             175         191,625
Synagro Technologies, Inc.
     9.500%                           04/01/09             400         419,000
                                                                   -----------
                                                                     2,696,492
                                                                   -----------
TELECOMMUNICATIONS -- 6.2%
Qwest Services Corp. Series 144A
     13.500%                          12/15/10             460         480,700
Telecorp PCS, Inc.
     10.625%                          07/15/10             423         456,840
WorldCom, Inc. *
     8.000%                           05/15/06             750         180,000
                                                                   -----------
                                                                     1,117,540
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $16,337,616)                                                16,195,233
                                                                   -----------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                      --------   -------------

TEMPORARY INVESTMENTS -- 8.6%
AIM Short-Term Investment Co. Liquid
  Assets Prime Portfolio                               793,502    $   793,502
Dreyfus Cash Management Plus #719                      767,461        767,461
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,560,963)                                                 1,560,963
                                                                  -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $17,898,579)                                               17,756,196
                                                                  -----------
OTHER ASSETS AND LIABILITIES -- 1.8%
Interest receivable and other assets                                  332,954
Accrued expenses                                                       (1,162)
                                                                  -----------
                                                                      331,792
                                                                  -----------
NET ASSETS -- 100.0%
Applicable to 1,541,186 Institutional
  Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                           $18,087,988
                                                                  ===========
NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($18,087,988/1,541,186)                                        $11.74
                                                                       ======

------------
+ See Note 2a to the Financial Statements.
* Security in default.


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS -- 97.1%
ALABAMA -- 1.6%
Alabama Drinking Water Finance Authority
  Revenue Bonds (Revolving Fund Loan)
  Series A
     5.000%                           08/15/14         $ 3,145    $  3,407,953
Marshall County, Alabama, Health Care
   Authority Revenue Bonds Series A
     6.250%                           01/01/22             770         809,686
                                                                  ------------
                                                                     4,217,639
                                                                  ------------
ARIZONA -- 8.8%
Arizona State Transportation Board
  Highway Revenue Bonds Series B
     5.250%                           07/01/17           1,000       1,091,260
Glendale, Arizona, Water & Sewer Revenue
  Bonds
     5.500%                           07/01/08           2,700       3,074,220
     5.500%                           07/01/09           5,000       5,715,950
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
     6.250%                           07/01/16           4,945       5,999,324
Phoenix, Arizona, Civic Plaza Building
  Corporate Excise Tax Revenue Bonds
     6.000%                           07/01/12           1,000       1,100,910
Surprise, Arizona, Municipal Property
  Corporate Excise Tax Revenue Bonds
     5.375%                           07/01/14           1,000       1,100,040
University of Arizona Certificates of
  Participation Series A
     4.125%                           06/01/07             750         808,950
     5.250%                           06/01/10           3,505       3,967,765
                                                                  ------------
                                                                    22,858,419
                                                                  ------------
CALIFORNIA -- 8.0%
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series A
     5.000%                           05/01/08           2,500       2,789,600
     5.500%                           05/01/08           2,500       2,781,675
     5.750%                           05/01/17           5,000       5,484,150
Los Angeles, California, Unified School
  District General Obligation Bonds
     5.500%                           07/01/12           5,000       5,801,300
Sacramento County, California, Sanitation
  District Financing Authority Revenue
  Bonds Series A
     6.000%                           12/01/20           3,450       3,825,256
                                                                  ------------
                                                                    20,681,981
                                                                  ------------
CONNECTICUT -- 2.0%
Connecticut State General Obligation
  Bonds Series F
     5.000%                           10/15/09           2,000       2,244,800
New Haven, Connecticut, General
  Obligation Bonds Series B
     5.500%                           11/01/12           2,550       2,964,630
                                                                  ------------
                                                                     5,209,430
                                                                  ------------


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------    ------------

MUNICIPAL BONDS (CONTINUED)
DELAWARE -- 0.4%
Delaware River & Bay Authority Revenue
  Bonds Series A
     5.700%                           01/01/19         $ 1,000    $  1,110,950
                                                                  ------------
FLORIDA -- 4.0%
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Series 3A
     5.800%                           10/01/18           1,080       1,173,387
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Subseries D
     5.250%                           10/01/09           1,000       1,030,700
     5.300%                           10/01/10           1,000       1,031,070
     5.375%                           10/01/11           1,720       1,774,369
Miami-Dade County, Florida, Educational
  Facilities Authority Revenue Bonds
  Series A
     5.750%                           04/01/14           1,000       1,138,070
Orlando, Florida, Utilities Commission
  Water & Electric Revenue Bonds
     5.400%                           10/01/09           4,090       4,301,208
                                                                  ------------
                                                                    10,448,804
                                                                  ------------
GEORGIA -- 2.5%
College Park, Georgia, Business &
  Industrial Development Authority
  Revenue Bonds (Civic Center Project)
     5.500%                           09/01/09           1,855       2,126,702
Fayette County, Georgia, Public Facilities
  Authority Criminal Justice Center
  Revenue Bonds
     6.000%                           06/01/16           1,500       1,792,170
     6.250%                           06/01/17           1,000       1,211,170
Forsyth County, Georgia, Water & Sewer
  Authority Revenue Bonds
     6.250%                           04/01/18           1,000       1,207,110
                                                                  ------------
                                                                     6,337,152
                                                                  ------------
ILLINOIS -- 6.6%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
     6.125%                           01/01/22           2,265       2,593,719
Cook County, Illinois, Glencoe School
  District No. 035 General Obligation Bonds
     5.750%                           12/01/16           1,210       1,362,690
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
     6.250%                           11/15/14           2,500       2,771,025
     6.375%                           11/15/15           1,580       1,742,282
Illinois Health Facilities Authority Revenue
  Bonds (Elmhurst Memorial Healthcare)
     6.250%                           01/01/17           5,000       5,396,800
Illinois State Sales Tax Revenue Bonds
  Series V
     6.375%                           06/15/20           1,000       1,137,290


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Metropolitan Pier & Exposition Authority
  Illinois Dedicated State Tax Revenue
  Bonds (McCormick Place Expansion)
  Series B
     5.000%                           06/15/21         $ 1,000   $  1,030,330
Rockford, Illinois, School District No. 205
  Tax-Anticipation Warrants
     2.780%                           10/30/03           1,000      1,005,390
                                                                 ------------
                                                                   17,039,526
                                                                 ------------
INDIANA -- 3.1%
Anderson, Indiana, Economic Development
  Revenue Bonds (Anderson University
  Project)
     5.000%                           10/01/07           1,010      1,017,575
     5.000%                           10/01/08           1,015      1,023,881
Indiana Bond Bank Revenue Bonds
  (Guarantee State Revolving Fund)
     6.000%                           02/01/16           2,205      2,345,392
Indiana University Revenue Bonds
  (Student Fee) Series M
     6.000%                           08/01/14           3,170      3,650,636
                                                                 ------------
                                                                    8,037,484
                                                                 ------------
KANSAS -- 0.9%
Kansas State Development Finance
  Authority Public Water Supply Revenue
  Bonds
     5.200%                           04/01/12           1,000      1,103,590
Olathe, Kansas, Health Facilities Revenue
  Bonds (Olathe Medical Center Project)
  Series A
     5.375%                           09/01/08           1,000      1,125,920
                                                                 ------------
                                                                    2,229,510
                                                                 ------------
KENTUCKY -- 0.2%
Hartford County, Kentucky, School District
  Financial Corp. School Building Revenue
  Bonds
     5.700%                           06/01/20             550        606,414
                                                                 ------------
MAINE -- 0.4%
Maine Health & Higher Educational
  Facilities Authority Revenue Bonds
  Series A
     5.000%                           07/01/22           1,000      1,024,280
                                                                 ------------
MASSACHUSETTS -- 7.2%
Lowell, Massachusetts, General Obligation
  Bonds
     6.000%                           02/15/14           1,160      1,343,767
     6.000%                           02/15/15           1,070      1,239,510
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series C
     6.000%                           07/01/16           1,000      1,098,320


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series D
     5.750%                           07/01/24         $ 1,500   $  1,628,520
Massachusetts State General Obligation
  Bonds Series B
     6.000%                           06/01/15           2,000      2,366,440
     6.000%                           06/01/16           5,000      5,916,100
Massachusetts State General Obligation
  Bonds Series C
     5.375%                           12/01/15             425        485,490
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
     6.000%                           10/01/14           1,000      1,158,030
     6.000%                           10/01/15           2,000      2,316,060
Sterling, Massachusetts, General
  Obligation Bonds
     6.000%                           02/15/18           1,000      1,141,510
                                                                 ------------
                                                                   18,693,747
                                                                 ------------
MICHIGAN -- 4.7%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series A
     5.000%                           11/01/04             735        759,226
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series B
     5.000%                           11/01/04             935        965,818
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health
  Credit) Series A
     5.300%                           11/15/33           2,500      2,738,500
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
     5.000%                           05/15/12           2,380      2,346,656
Rochester, Michigan, Community School
  District General Obligation Bonds
  Series I
     5.500%                           05/01/07           1,240      1,403,320
Saline, Michigan, Area Schools General
  Obligation Bonds Series A
     5.750%                           05/01/16           2,000      2,337,460
Walled Lake, Michigan, Consolidated
  School District General Obligation Bonds
     5.750%                           05/01/14           1,290      1,459,906
                                                                 ------------
                                                                   12,010,886
                                                                 ------------
MINNESOTA -- 0.9%
St. Cloud, Minnesota, Health Care Revenue
  Bonds (St. Cloud Hospital Obligation Group A)
     5.250%                           05/01/05           1,080      1,168,603
     5.500%                           05/01/15           1,080      1,200,831
                                                                 ------------
                                                                    2,369,434
                                                                 ------------


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI -- 3.9%
Jackson County, Mississippi, Pollution
  Control Revenue Bonds (Chevron USA,
  Inc. Project) VR
     1.700%                           01/02/03         $ 2,900   $  2,900,000
Mississippi River Bridge Authority Revenue
  Bonds
     6.750%                           11/01/12           6,000      6,120,000
Mississippi State General Obligation Bonds
     5.000%                           06/01/05           1,000      1,083,770
                                                                 ------------
                                                                   10,103,770
                                                                 ------------
MISSOURI -- 2.7%
Missouri State Health & Educational
  Facilities Authority Health Facilities
  Revenue Bonds (St. Anthony's Medical
  Center)
     6.000%                           12/01/06           1,445      1,605,742
     6.250%                           12/01/08             750        848,850
     6.250%                           12/01/09           1,725      1,969,294
St. Louis County, Missouri, Pattonville R-3
  School District General Obligation
  Bonds
     5.500%                           03/01/12           1,240      1,399,464
     5.750%                           03/01/17             450        505,517
     5.750%                           03/01/18             655        733,626
                                                                 ------------
                                                                    7,062,493
                                                                 ------------
NEW HAMPSHIRE -- 1.6%
Nashua, New Hampshire, Capital
  Improvements General Obligation Bonds
  Series A
     5.500%                           07/15/16           1,155      1,282,397
     5.500%                           07/15/18           1,500      1,640,670
New Hampshire State Health & Educational
  Facilities Revenue Bonds (Concord
  Hospital)
     5.500%                           10/01/21           1,000      1,070,790
                                                                 ------------
                                                                    3,993,857
                                                                 ------------
NEW JERSEY -- 3.6%
Essex County, New Jersey, Improvement
  Authority Lease Revenue General
  Obligation Bonds (County Correctional
  Facilities Project)
     5.750%                           10/01/13           2,000      2,283,620
New Jersey State Transportation Trust
  Fund Revenue Bonds (Transit Systems)
  Series A
     5.125%                           06/15/08           2,000      2,263,360
New Jersey State Transportation Trust
  Fund Revenue Bonds (Transit Systems)
  Series B
     6.000%                           12/15/18           4,000      4,651,840
                                                                 ------------
                                                                    9,198,820
                                                                 ------------


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
NEW MEXICO -- 0.5%
University of New Mexico Revenue Bonds
  Series A
     4.000%                           06/01/07         $   290   $    310,401
     5.000%                           06/01/08             780        866,705
                                                                 ------------
                                                                    1,177,106
                                                                 ------------
NEW YORK -- 11.3%
New York City, New York, Transitional
  Finance Authority Revenue Bonds
  Series C
     5.250%                           08/01/18           5,000      5,410,050
New York Metropolitan Transportation
  Authority Dedicated Tax Fund Revenue
  Bonds Series A
     6.125%                           04/01/16           3,000      3,594,780
     6.125%                           04/01/17           2,000      2,396,520
New York State Dormitory Authority
  Revenue Bonds Series A
     4.000%                           03/15/07             500        531,705
New York State Environmental  Facilities
  Corp. Revenue Bonds Series A
     5.375%                           01/01/16           2,000      2,226,300
New York State Thruway Authority Highway
  & Bridge Trust Fund Revenue Bonds
  Series A
     6.000%                           04/01/14           1,000      1,198,230
     6.000%                           04/01/15           1,000      1,160,740
     6.000%                           04/01/16           1,000      1,198,230
New York State Urban Development Corp.
  Correctional & Youth Facilities Services
  Revenue Bonds Series C
     5.000%                           01/01/11           2,000      2,156,820
New York State Urban Development Corp.
  Revenue Bonds Series C-1
     4.500%                           03/15/06           1,000      1,074,010
     5.000%                           03/15/10             900        989,334
Suffolk County, New York, Longwood
  Central School District General
  Obligation Bonds
     5.625%                           06/15/08           1,080      1,255,467
     5.625%                           06/15/09           1,580      1,844,429
     5.700%                           06/15/14           1,670      1,982,624
     5.700%                           06/15/15           1,895      2,249,744
                                                                 ------------
                                                                   29,268,983
                                                                 ------------
NORTH CAROLINA -- 0.5%
Charlotte, North Carolina, Storm Water Fee
  Revenue Bonds
     5.650%                           06/01/14           1,000      1,171,830
                                                                 ------------
OHIO -- 12.6%
Cuyahoga County, Ohio, General Obligation
  Bonds
     5.750%                           12/01/15           4,000      4,731,120


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth
  System Project) Series A
     5.500%                           02/15/12         $ 1,000   $  1,139,730
     6.150%                           02/15/29           5,000      5,189,050
Franklin County, Ohio, Development
  Revenue Bonds (American Chemical
  Society Project)
     5.500%                           10/01/12           4,600      5,038,840
Hamilton County, Ohio, Sales Tax Revenue
  Bonds Subseries B
     5.750%                           12/01/17           4,000      4,504,760
Ohio State Turnpike Commission Revenue
  Bonds Series A
     5.500%                           02/15/12           3,160      3,371,467
Ohio State University General Receipts
  Revenue Bonds Series A
     6.000%                           12/01/17           1,000      1,148,020
Plain, Ohio, Local School District General
  Obligation Bonds
     6.000%                           12/01/20           5,000      5,920,674
University of Akron General Receipts
  Revenue Bonds
     5.750%                           01/01/12           1,295      1,477,440
                                                                 ------------
                                                                   32,521,101
                                                                 ------------
PENNSYLVANIA -- 3.5%
Delaware River Port Authority of
  Pennsylvania & New Jersey Revenue
  Bonds
     5.750%                           01/01/15           1,000      1,126,490
     6.000%                           01/01/17           5,500      6,279,735
Pottsville, Pennsylvania, Hospital Authority
  Revenue Bonds (Ascension Health
  Credit) Series A
     5.200%                           11/15/09           1,335      1,499,939
                                                                 ------------
                                                                    8,906,164
                                                                 ------------
PUERTO RICO -- 1.7%
Puerto Rico Municipal Finance Agency
  General Obligation Bonds Series A
     6.000%                           08/01/16           1,000      1,148,450
Puerto Rico Municipal Finance Agency
  Revenue Bonds Series A
     4.000%                           08/01/07           1,200      1,287,456
     4.500%                           08/01/10           1,000      1,083,960
Puerto Rico Public Buildings Authority
  Revenue Bonds Series D
     5.375%                           07/01/14             825        948,948
                                                                 ------------
                                                                    4,468,814
                                                                 ------------
SOUTH CAROLINA -- 0.4%
South Carolina State Public Service
  Authority Revenue Bonds Series A
     5.250%                           01/01/15           1,000      1,106,970
                                                                 ------------


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
TEXAS -- 1.2%
Texas Technical University Financing
  Systems Revenue Bonds Series 7
     5.500%                           08/15/15         $ 1,000   $  1,115,940
West Central Texas Municipal Water
  District Revenue Bonds, Water
  Transmission Line Contract
     6.750%                           11/01/03           2,000      2,091,880
                                                                 ------------
                                                                    3,207,820
                                                                 ------------
VIRGINIA -- 1.0%
Norfolk, Virginia, Water System Revenue
  Bonds
     5.875%                           11/01/15           2,300      2,576,391
                                                                 ------------
WASHINGTON -- 1.3%
Snohomish County, Washington, School
  District No. 201 General Obligation Bonds
     5.625%                           12/01/07           2,000      2,289,640
Washington State General Obligation
  Bonds Series A
     6.000%                           09/01/15           1,000      1,078,300
                                                                 ------------
                                                                    3,367,940
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $229,791,177)                                             251,007,715
                                                                 ------------



                                                      SHARES
                                                     ---------
TEMPORARY INVESTMENTS -- 2.3%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                                  1,403,322      1,403,322
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                  4,422,293      4,422,293
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $5,825,615)                                                 5,825,615
                                                                 ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $235,616,792)                                             256,833,330
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 0.6%
Interest receivable and other assets                                2,988,617
Receivable for capital stock sold                                     199,398
Payable for securities purchased                                     (524,925)
Payable for capital stock redeemed                                   (164,000)
Dividends payable                                                    (798,423)
Accrued expenses                                                      (76,780)
                                                                 ------------
                                                                    1,623,887
                                                                 ------------
NET ASSETS -- 100.0%
Applicable to 21,449,198 Institutional Shares,
  896,154 N Shares, 143,589 A Shares, and
  26,539 B Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                          $258,457,217
                                                                 ============


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($246,216,829/21,449,198)                                            $11.48
                                                                       ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($10,287,163/896,154)                              $11.48
                                                                       ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($1,648,561/143,589)                                     $11.48
                                                                       ======
MAXIMUM PUBLIC OFFERING PRICE PER
  A SHARE ($11.48/0.965) (NOTE 6)                                      $11.90
                                                                       ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($304,664/26,539)                                        $11.48
                                                                       ======

------------------
+ See Note 2a to the Financial Statements.
VR -- Variable rate demand note; interest rate in effect on 12/31/02. Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS -- 95.5%
ALABAMA -- 0.4%
University of Alabama Hospital Revenue
  Bonds Series A
     5.625%                           09/01/16          $  500   $    552,245
                                                                 ------------
ARIZONA -- 1.9%
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
     6.250%                           07/01/16           2,000      2,426,420
                                                                 ------------
CALIFORNIA -- 2.1%
California State Department Water Reserve
  Power Supply Revenue Bonds Series A
     5.375%                           05/01/22           2,500      2,580,975
                                                                 ------------
COLORADO -- 6.1%
Colorado Water Reserve Power
  Development Authority, Clean Water
  Revenue Bonds Series A
     6.250%                           09/01/16           1,000      1,170,000
Pueblo, Colorado, Board of Waterworks
  Water Improvement Revenue Bonds
  Series A
     6.000%                           11/01/17           2,370      2,740,526
Pueblo County, Colorado, School District
  No. 070 Pueblo Rural General Obligation
  Bonds
     6.000%                           12/01/18           3,170      3,763,202
                                                                 ------------
                                                                    7,673,728
                                                                 ------------
DELAWARE -- 0.7%
Delaware River & Bay Authority Revenue
  Bonds Series A
     5.750%                           01/01/29             750        828,712
                                                                 ------------
FLORIDA -- 0.9%
Miami-Dade County, Florida, Expressway
  Authority Toll System Revenue Bonds
     6.000%                           07/01/14           1,000      1,165,350
                                                                 ------------
GEORGIA -- 4.3%
Chatham County, Georgia, Hospital
  Authority Revenue Bonds (Memorial
  Health Medical Center) Series A
     6.125%                           01/01/24           1,025      1,068,767
Forsyth County, Georgia, School
  District General Obligation Bonds
     6.000%                           02/01/14           1,000      1,165,500
     6.000%                           02/01/15           1,000      1,162,090
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co.) 2nd
  Series VR
     1.850%                           01/01/03           2,000      2,000,000
                                                                 ------------
                                                                    5,396,357
                                                                 ------------
ILLINOIS -- 12.8%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
     6.125%                           01/01/22           2,000      2,290,260


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Chicago, Illinois, General Obligation Bonds
  Series A
     6.000%                           01/01/19          $1,835   $  2,099,405
     6.000%                           01/01/20           1,000      1,144,090
Illinois Health Facilities Authority Revenue
  Bonds (Elmhurst Memorial Healthcare)
     5.500%                           01/01/22           1,000        982,660
     5.625%                           01/01/28           3,750      3,696,525
Illinois State General Obligation Bonds
     6.125%                           01/01/16           5,000      5,926,250
                                                                 ------------
                                                                   16,139,190
                                                                 ------------
INDIANA -- 0.8%
St. Joseph County, Indiana, Economic
  Development Revenue Bonds (St.
  Mary's College Project)
     5.125%                           04/01/28           1,000      1,020,200
                                                                 ------------
MASSACHUSETTS -- 13.8%
Brockton, Massachusetts, General
  Obligation Bonds
     5.750%                           06/01/16             750        845,107
     6.000%                           06/01/19           1,000      1,146,240
Holden, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
     6.000%                           03/01/16           1,000      1,152,390
Massachusetts State Development
  Finance Agency Revenue Bonds
  (Higher Education Smith College Issue)
     5.750%                           07/01/23           1,000      1,176,440
Massachusetts State General Obligation
  Bonds Series B
     6.000%                           06/01/14           3,000      3,549,660
Massachusetts State Port Authority
  Revenue Bonds Series C
     6.125%                           07/01/17           1,000      1,130,760
Pittsfield, Massachusetts, General
  Obligation Bonds
     5.000%                           04/15/19           1,000      1,051,900
     5.125%                           04/15/22           1,500      1,559,190
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
     6.250%                           10/01/19           5,000      5,766,900
                                                                 ------------
                                                                   17,378,587
                                                                 ------------
MICHIGAN -- 4.7%
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
     5.375%                           05/15/19           3,000      2,857,080
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
     6.900%                           11/01/14           2,725      3,046,387
                                                                 ------------
                                                                    5,903,467
                                                                 ------------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
MINNESOTA -- 3.2%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
     6.250%                           05/01/19          $3,530   $  4,085,057
                                                                 ------------
MISSOURI -- 2.5%
Missouri State Health & Educational
  Facilities Revenue Bonds (St. Anthony's
  Medical Center)
     6.125%                           12/01/19           2,000      2,124,540
     6.250%                           12/01/30           1,000      1,057,220
                                                                 ------------
                                                                    3,181,760
                                                                 ------------
NEW HAMPSHIRE -- 0.6%
New Hampshire Health & Educational
  Facilities Revenue Bonds (Exeter
  Project)
     6.000%                           10/01/24             750        776,333
                                                                 ------------
NEW YORK -- 4.8%
New York City, New York, General
  Obligation Bonds Series A
     6.500%                           05/15/17           5,000      6,047,600
                                                                 ------------
NORTH CAROLINA -- 7.3%
Broad River, North Carolina Water
  Authority System Revenue Bonds
     5.750%                           06/01/17             635        715,524
     5.375%                           06/01/20           1,000      1,074,140
Charlotte, North Carolina, Storm Water
  Fee Revenue Bonds
     6.000%                           06/01/20           3,175      3,793,427
Harnett County, North Carolina, Certificate
  of Participation
     5.125%                           12/01/23           1,000      1,041,090
Iredell County, North Carolina, Public
  Facilities Corp. Installment Revenue
  Bonds
     6.000%                           06/01/15           2,180      2,537,084
                                                                 ------------
                                                                    9,161,265
                                                                 ------------
OHIO -- 10.3%
Akron, Ohio, General Obligation Bonds
     6.500%                           11/01/15             865      1,078,197
Avon Lake, Ohio, City School District
  General Obligation Bonds
     5.750%                           12/01/14           1,000      1,145,310
Marysville, Ohio, General Obligation Bonds
     6.000%                           12/01/29           1,000      1,197,250
Plain, Ohio, Local School District General
  Obligation Bonds
     6.000%                           12/01/25           1,500      1,771,875
Rickenbacker, Ohio, Port Authority
  Revenue Bonds Series A
     5.375%                           01/01/32           1,500      1,545,915
Steubenville, Ohio, Hospital Revenue Bonds
     6.375%                           10/01/20           1,000      1,058,940
     6.500%                           10/01/30           1,250      1,320,513


ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
University of Akron, Ohio, General Receipts
  Revenue Bonds
     6.000%                           01/01/15          $2,235   $  2,584,129
     6.000%                           01/01/16           1,110      1,275,967
                                                                 ------------
                                                                   12,978,096
                                                                 ------------
OREGON -- 1.0%
Linn County, Oregon, Community School
  District General Obligation Bonds
     6.125%                           06/15/25           1,000      1,195,960
                                                                 ------------
PENNSYLVANIA -- 1.8%
Chester County, Pennsylvania, Health &
  Educational Authority Hospital Revenue
  Bonds
     6.750%                           07/01/31           1,000        958,620
Erie, Pennsylvania, School District General
  Obligation Bonds
     5.800%                           09/01/29           1,150      1,355,758
                                                                 ------------
                                                                    2,314,378
                                                                 ------------
RHODE ISLAND -- 1.4%
Cranston, Rhode Island, General Obligation
  Bonds
     6.375%                           11/15/14             500        589,885
     6.375%                           11/15/17           1,000      1,169,770
                                                                 ------------
                                                                    1,759,655
                                                                 ------------
TENNESSEE -- 0.9%
White House Utility District, Tennessee,
  Robertson & Sumner Counties Water
  Revenue Bonds
     6.000%                           01/01/26           1,000      1,177,470
                                                                 ------------
TEXAS -- 9.2%
Birdville, Texas, Independent School
  District General Obligation Bonds
     6.000%                           02/15/21           2,135      2,406,679
Clint, Texas, Independent School District
  General Obligation Bonds
     6.000%                           02/15/16           1,710      1,972,913
Leander, Texas, Independent School District
  General Obligation Bonds
     0.000%                           08/15/24           5,000      1,362,650
Lewisville, Texas, Independent School
  District Refunding General Obligation
  Bonds
     6.000%                           08/15/17           3,130      3,562,253
Northside, Texas, Independent School
  District General Obligation Bonds
     6.000%                           08/15/14           1,000      1,159,890
Tarrant Regional Water District, Texas
  Water Revenue Bonds
     5.250%                           03/01/20           1,065      1,129,464
                                                                 ------------
                                                                   11,593,849
                                                                 ------------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                           MATURITY           (000)        VALUE+
----------                          ----------         -------   ------------

MUNICIPAL BONDS (CONTINUED)
VIRGINIA -- 4.0%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
     6.000%                           11/01/16          $1,000   $  1,154,330
     6.125%                           11/01/17           2,405      2,794,153
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State Revolving
  Fund)
     6.000%                           10/01/17           1,000      1,151,260
                                                                 ------------
                                                                    5,099,743
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $107,137,856)                                             120,436,397
                                                                 ------------

                                                      SHARES
                                                     --------
TEMPORARY INVESTMENTS-- 4.5%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                                  2,186,562      2,186,562
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                  3,528,349      3,528,349
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $5,714,911)                                                 5,714,911
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $112,852,767)                                             126,151,308
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                                1,585,864
Receivable for capital stock sold                                      86,486
Payable for securities purchased                                   (1,119,285)
Payable for capital stock redeemed                                    (75,699)
Dividends payable                                                    (432,529)
Accrued expenses                                                      (44,353)
                                                                 ------------
                                                                          484
                                                                 ------------

NET ASSETS -- 100.0%
Applicable to 9,561,202 Institutional Shares,
  1,268,606 N Shares, 383,968 A Shares, and
  61,402 B Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                          $126,151,792
                                                                 ============

NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($106,975,140/9,561,202)                                       $11.19
                                                                       ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($14,193,616/1,268,606)                            $11.19
                                                                       ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($4,296,033/383,968)                                     $11.19
                                                                       ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($11.19/0.955) (NOTE 6)                                  $11.72
                                                                       ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
(SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($687,003/61,402)                                        $11.19
                                                                       ======

------------
+ See Note 2a to the Financial Statements.
VR -- Variable rate demand note; interest rate in effect on 12/31/02. Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT CONVERTIBLE SECURITIES FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------   ------------

AGENCY OBLIGATIONS -- 89.6%
Federal National Mortgage Association
  (Cost $10,209,773)
     0.800%                           01/02/03         $10,210    $10,209,773
                                                                  -----------

                                                        SHARES
                                                        ------
COMMON STOCK -- 1.1%
DIVERSIFIED FINANCIALS -- 1.1%
Medical Office Properties, Inc.**                       10,905        125,408
                                                                  -----------
HOUSEHOLD DURABLES -- 0.0%
Fleetwood Enterprises, Inc.*                                 1              4
                                                                  -----------
TOTAL COMMON STOCK
  (Cost $218,105)                                                     125,412
                                                                  -----------
CONVERTIBLE PREFERRED STOCK -- 0.1%
HEALTH CARE SERVICES
Hybridon, Inc., 6.500%, 04/01/04, Series A*
  (Cost $0)                                                407          6,703
                                                                  -----------
RIGHTS & WARRANTS-- 0.0%
Hybridon, Inc. Class A**
  (Cost $0)                                             17,206             28
                                                                  -----------
TEMPORARY INVESTMENTS -- 8.5%
Dreyfus Cash Management Plus #719                      336,180        336,180
Goldman Sachs Financial Square
  Money Market Portfolio                               344,179        344,179
J.P. Morgan Institutional Prime
  Money Market Portfolio                               293,379        293,379
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $973,738)                                                     973,738
                                                                  -----------
TOTAL INVESTMENTS -- 99.3%
  (Cost $11,401,616)                                               11,315,654
                                                                  -----------
OTHER ASSETS AND LIABILITIES -- 0.7%
Interest receivable and other assets                                   40,161
Receivable for securities sold                                         93,123
Payable for capital stock redeemed                                    (39,208)
Accrued expenses                                                      (18,452)
                                                                  ------------
                                                                       75,624
                                                                  -----------
NET ASSETS -- 100.0%
Applicable to 666,975 Institutional Shares,
  21,247 N Shares, and 2,515 A Shares
  of beneficial interest outstanding,
  $.001 par value (Note 9)                                        $11,391,278
                                                                  ===========

NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($10,999,392/666,975)                                          $16.49
                                                                       ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($350,383/21,247)                                  $16.49
                                                                       ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER A SHARE ($41,503/2,515)                                    $16.50
                                                                       ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($16.50/0.955) (NOTE 6)                                  $17.28
                                                                       ======

-------------------
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
** Securities fair valued using methods determined in good faith by the Pricing
   Committee of the Board of Trustees.

                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                      --------   ------------

COMMON STOCK -- 98.9%
AEROSPACE & DEFENSE -- 4.1%
Goodrich Corp.                                         156,600   $  2,868,912
Lockheed Martin Corp.                                  129,300      7,467,075
                                                                 ------------
                                                                   10,335,987
                                                                 ------------
AIR FREIGHT & COURIERS -- 0.6%
FedEx Corp.                                             29,300      1,588,646
                                                                 ------------
AUTO COMPONENTS -- 1.3%
Johnson Controls, Inc.                                  28,300      2,268,811
Visteon Corp.                                          159,176      1,107,865
                                                                 ------------
                                                                    3,376,676
                                                                 ------------
AUTOMOBILES -- 2.1%
General Motors Corp.                                   141,100      5,200,946
                                                                 ------------
BANKS -- 12.0%
AmSouth Bancorp                                        138,800      2,664,960
Associated Banc-Corp                                    51,560      1,749,946
Bank of America Corp.                                  101,800      7,082,226
Compass Bancshares, Inc.                                61,200      1,913,724
Southtrust Corp.                                       309,600      7,693,560
U.S. Bancorp                                           163,400      3,467,348
Washington Mutual, Inc.                                157,500      5,438,475
                                                                 ------------
                                                                   30,010,239
                                                                 ------------
BEVERAGES -- 1.4%
Pepsi Bottling Group, Inc.                             137,500      3,533,750
                                                                 ------------
BUILDING PRODUCTS -- 0.9%
Masco Corp.                                            107,200      2,256,560
                                                                 ------------
CASINOS -- 2.9%
GTECH Holdings Corp.*                                   95,400      2,657,844
Mandalay Resort Group*                                 146,700      4,490,487
                                                                 ------------
                                                                    7,148,331
                                                                 ------------
CHEMICALS -- 0.8%
RPM International, Inc.                                138,100      2,110,168
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.1%
Cendant Corp.*                                         387,600      4,062,048
Republic Services, Inc.*                               244,800      5,135,904
Viad Corp.                                             105,000      2,346,750
Weight Watchers International, Inc.*                    29,300      1,346,921
                                                                 ------------
                                                                   12,891,623
                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 1.0%
Cisco Systems, Inc.*                                   116,200      1,522,220
Motorola, Inc.                                         111,300        962,745
                                                                 ------------
                                                                    2,484,965
                                                                 ------------
COMPUTERS & PERIPHERALS -- 2.8%
Dell Computer Corp.*                                   266,100      7,115,514
                                                                 ------------
CONTAINERS & PACKAGING -- 0.6%
Pactiv Corp.*                                           74,000      1,617,640
                                                                 ------------


                                                       SHARES       VALUE+
                                                      --------   ------------
COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS -- 7.1%
Bear Stearns Cos., Inc.                                 90,100   $  5,351,940
Capital One Financial Corp.                            156,700      4,657,124
Fannie Mae                                              78,900      5,075,637
Moody's Corp.                                           64,000      2,642,560
                                                                 ------------
                                                                   17,727,261
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 3.8%
CenturyTel, Inc.                                        99,800      2,932,124
Verizon Communications, Inc.                           167,314      6,483,418
                                                                 ------------
                                                                    9,415,542
                                                                 ------------
ELECTRIC UTILITIES -- 1.4%
Southern Co.                                           127,100      3,608,369
                                                                 ------------
FOOD & DRUG RETAILING -- 0.5%
SUPERVALU, Inc.                                         78,400      1,294,384
                                                                 ------------
FOOD PRODUCTS -- 2.5%
ConAgra Foods, Inc.                                    126,000      3,151,260
Tyson Foods, Inc. Class A                              271,500      3,046,230
                                                                 ------------
                                                                    6,197,490
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.2%
Beckman Coulter, Inc.                                  130,600      3,855,312
Becton, Dickinson & Co.                                221,000      6,782,490
Guidant Corp.*                                          73,400      2,264,390
Hillenbrand Industries, Inc.                            55,600      2,686,036
                                                                 ------------
                                                                   15,588,228
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.2%
AdvancePCS*                                            193,700      4,302,077
Invitrogen Corp.*                                       36,000      1,126,440
                                                                 ------------
                                                                    5,428,517
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 2.5%
Brinker International, Inc.*                            54,300      1,751,175
CBRL Group, Inc.                                        56,600      1,705,358
Darden Restaurants, Inc.                                47,687        975,199
Yum! Brands, Inc.*                                      73,500      1,780,170
                                                                 ------------
                                                                    6,211,902
                                                                 ------------
HOUSEHOLD DURABLES -- 0.5%
Mohawk Industries, Inc.*                                20,100      1,144,695
                                                                 ------------
INDUSTRIAL CONGLOMERATES -- 1.6%
General Electric Co.                                   161,300      3,927,655
                                                                 ------------
INSURANCE -- 5.6%
AFLAC, Inc.                                            166,000      4,999,920
AmerUs Group Co.                                        39,700      1,122,319
John Hancock Financial Services, Inc.                   75,500      2,106,450
MetLife, Inc.                                          211,300      5,713,552
                                                                 ------------
                                                                   13,942,241
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 1.5%
AOL Time Warner, Inc.*                                 280,900      3,679,790
                                                                 ------------

                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                      --------   ------------

COMMON STOCK (CONTINUED)
IT CONSULTING & SERVICES -- 4.0%
Accenture, Ltd. Class A*                                69,500   $  1,250,305
Computer Sciences Corp.*                                92,300      3,179,735
Electronic Data Systems Corp.                          161,200      2,970,916
SunGard Data Systems, Inc.*                            112,300      2,645,788
                                                                 ------------
                                                                   10,046,744
                                                                 ------------
MACHINERY -- 0.5%
Donaldson Co., Inc.                                     35,800      1,288,800
                                                                 ------------
MULTILINE RETAIL -- 2.8%
Dillard's, Inc. Class A                                163,800      2,597,868
Federated Department Stores, Inc.*                      52,800      1,518,528
J.C. Penney Co., Inc. (Holding Co.)                     54,800      1,260,948
Sears, Roebuck & Co.                                    65,200      1,561,540
                                                                 ------------
                                                                    6,938,884
                                                                 ------------
OIL & GAS -- 5.8%
ConocoPhillips                                          49,800      2,409,822
Exxon Mobil Corp.                                      185,600      6,484,864
XTO Energy, Inc.                                       229,400      5,666,180
                                                                 ------------
                                                                   14,560,866
                                                                 ------------
PHARMACEUTICALS -- 6.7%
Abbott Laboratories, Inc.                               73,200      2,928,000
Johnson & Johnson                                       40,600      2,180,626
Merck & Co., Inc.                                       59,500      3,368,295
Mylan Laboratories, Inc.                                54,300      1,895,070
Pfizer, Inc.                                           212,600      6,499,182
                                                                 ------------
                                                                   16,871,173
                                                                 ------------
ROAD & RAIL -- 0.9%
Norfolk Southern Corp.                                 107,600      2,150,924
                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
Intel Corp.                                            297,000      4,624,290
Texas Instruments, Inc.                                138,600      2,080,386
                                                                 ------------
                                                                    6,704,676
                                                                 ------------
SOFTWARE -- 1.8%
Intuit, Inc.*                                           31,300      1,468,596
Symantec Corp.*                                         74,500      3,017,995
                                                                 ------------
                                                                    4,486,591
                                                                 ------------
SPECIALTY RETAIL -- 2.2%
Pier 1 Imports, Inc.                                   183,100      3,466,083
Staples, Inc.*                                         115,800      2,119,140
                                                                 ------------
                                                                    5,585,223
                                                                 ------------
TEXTILES & APPAREL -- 0.5%
V.F. Corp.                                              32,200      1,160,810
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $265,967,250)                                             247,631,810
                                                                 ------------


                                                      SHARES        VALUE+
                                                     --------    ------------

TEMPORARY INVESTMENTS -- 1.1%
Dreyfus Cash Management Plus #719                    2,657,626   $  2,657,626
Goldman Sachs Financial Square
  Money Market Portfolio                                10,542         10,542
J.P. Morgan Institutional Prime
  Money Market Portfolio                                62,015         62,015
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,730,183)                                                 2,730,183
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $268,697,433)                                            $250,361,993
                                                                 ============

------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $268,697,433) ........................................          $250,361,993
  Short-term investments held as collateral for securities on loan ................            60,971,854
  Dividends receivable ............................................................               324,614
  Interest receivable .............................................................                 7,770
  Receivable for capital stock sold ...............................................               330,669
  Other assets ....................................................................                 4,323
                                                                                             ------------
       Total assets ...............................................................           312,001,223
                                                                                             ------------

LIABILITIES
  Payable upon return of collateral on securities loaned ..........................            60,971,854
  Payable for capital stock redeemed ..............................................               978,395
  Accrued expenses ................................................................               248,143
                                                                                             ------------
       Total liabilities ..........................................................            62,198,392
                                                                                             ------------

NET ASSETS
Applicable to 26,530,502 Institutional Shares, 1,228,820 N Shares, 22,043 A Shares,
  and 24,729 B Shares of beneficial interest outstanding, $.001 par value (Note 9)           $249,802,831
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($238,300,855/26,530,502) .......................................................                 $8.98
                                                                                                    =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
  ($11,082,172/1,228,820) .........................................................                 $9.02
                                                                                                    =====
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($198,922/22,043) ...............................................................                 $9.02
                                                                                                    =====
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($9.02/0.945) (Note 6) ..........................................................                 $9.54
                                                                                                    =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($220,882/24,729) ...............................................................                 $8.93
                                                                                                    =====


                       See Notes to Financial Statements.

                        HARRIS INSIGHT EQUITY INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                         SHARES       VALUE+
                                                        --------   ------------

  COMMON STOCK -- 96.2%
  AEROSPACE & DEFENSE -- 2.3%
  Goodrich Corp.                                          33,720   $  617,750
  United Technologies Corp.                                7,100      439,774
                                                                   ----------
                                                                    1,057,524
                                                                   ----------
  ALCOHOLIC BEVERAGES -- 1.6%
  Anheuser-Busch Cos., Inc.                               15,370      743,908
                                                                   ----------
  AUTO COMPONENTS -- 0.7%
  Dana Corp.                                              26,080      306,701
                                                                   ----------
  AUTOMOBILES -- 2.2%
  General Motors Corp.                                    27,280    1,005,541
                                                                   ----------
  BANKS -- 16.5%
  Bank of America Corp.                                   20,950    1,457,492
  Bank One Corp.                                          11,257      411,443
  BB&T Corp.                                              38,110    1,409,689
  Charter One Financial, Inc.                             22,700      652,171
  First Virginia Banks, Inc.                               9,200      342,516
  FleetBoston Financial Corp.                             14,390      349,677
  Keycorp                                                 11,380      286,093
  National City Corp.                                     46,830    1,279,396
  Southtrust Corp.                                        26,600      661,010
  Washington Mutual, Inc.                                 24,885      859,279
                                                                   ----------
                                                                    7,708,766
                                                                   ----------
  CHEMICALS -- 2.1%
  E.I. du Pont de Nemours & Co.                           23,200      983,680
                                                                   ----------
  COMMERCIAL SERVICES & SUPPLIES-- 4.4%
  Automatic Data Processing, Inc.                         28,710    1,126,867
  Equifax, Inc.                                           15,400      356,356
  Fiserv, Inc.*                                           17,030      578,169
                                                                   ----------
                                                                    2,061,392
                                                                   ----------
  COMMUNICATIONS EQUIPMENT -- 1.8%
  Cisco Systems, Inc.*                                    48,700      637,970
  Motorola, Inc.                                          24,800      214,520
                                                                   ----------
                                                                      852,490
                                                                   ----------
  COMPUTERS & PERIPHERALS -- 5.7%
  Dell Computer Corp.*                                    26,900      719,306
  Hewlett-Packard Co.                                     63,520    1,102,707
  International Business Machines Corp.                   10,850      840,875
                                                                   ----------
                                                                    2,662,888
                                                                   ----------
  DIVERSIFIED FINANCIALS -- 1.1%
  Capital One Financial Corp.                             16,800      499,296
                                                                   ----------
  DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 5.1%
  Alltel Corp.                                            14,400      734,400
  SBC Communications, Inc.                                39,558    1,072,417
  Verizon Communications, Inc.                            14,738      571,098
                                                                   ----------
                                                                    2,377,915
                                                                   ----------


                                                         SHARES      VALUE+
                                                        --------   ----------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES -- 3.1%
Entergy Corp.                                           11,410     $  520,182
Exelon Corp.                                            10,322        544,692
Southern Co.                                            13,430        381,278
                                                                   ----------
                                                                    1,446,152
                                                                   ----------
ELECTRICAL EQUIPMENT -- 1.3%
Cooper Industries, Ltd. Class A                         16,930        617,098
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
Arrow Electronics, Inc.*                                21,500        274,985
Tech Data Corp.*                                        22,040        594,198
                                                                   ----------
                                                                      869,183
                                                                   ----------
FOOD & DRUG RETAILING -- 1.0%
SUPERVALU, Inc.                                         29,320        484,073
                                                                   ----------
FOOD PRODUCTS -- 2.6%
ConAgra Foods, Inc.                                     26,110        653,011
Kellogg Co.                                             16,150        553,461
                                                                   ----------
                                                                    1,206,472
                                                                   ----------
GAS UTILITIES -- 0.6%
NiSource, Inc.                                          12,750        255,000
                                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.3%
AdvancePCS*                                             29,040        644,979
Express Scripts, Inc.*                                  12,460        598,578
Health Net, Inc.*                                       11,000        290,400
                                                                   ----------
                                                                    1,533,957
                                                                   ----------
HOUSEHOLD DURABLES -- 1.9%
Newell Rubbermaid, Inc.                                 28,710        870,774
                                                                   ----------
HOUSEHOLD PRODUCTS -- 1.7%
Procter & Gamble Co.                                     9,300        799,242
                                                                   ----------
INDUSTRIAL CONGLOMERATES -- 2.8%
General Electric Co.                                    54,200      1,319,770
                                                                   ----------
INSURANCE -- 3.6%
Aetna, Inc.                                             11,180        459,722
American International Group, Inc.                       3,310        191,483
MetLife, Inc.                                           17,300        467,792
UnumProvident Corp.                                     31,900        559,526
                                                                   ----------
                                                                    1,678,523
                                                                   ----------
IT CONSULTING & SERVICES -- 0.3%
Electronic Data Systems Corp.                            8,650        159,420
                                                                   ----------
MULTILINE RETAIL -- 4.6%
J.C. Penney Co., Inc. (Holding Co.)                     50,790      1,168,678
May Department Stores Co.                               18,680        429,266
Target Corp.                                            18,680        560,400
                                                                   ----------
                                                                    2,158,344
                                                                   ----------


                       See Notes to Financial Statements.

                        HARRIS INSIGHT EQUITY INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                     --------     -----------



COMMON STOCK (CONTINUED)
OIL & GAS -- 3.6%
Exxon Mobil Corp.                                       29,190    $ 1,019,898
Marathon Oil Corp.                                      31,820        677,448
                                                                  -----------
                                                                    1,697,346
                                                                  -----------
PHARMACEUTICALS -- 11.1%
Abbott Laboratories, Inc.                               27,150      1,086,000
Bristol-Myers Squibb Co.                                32,500        752,375
Eli Lilly & Co.                                         10,400        660,400
Johnson & Johnson                                       15,760        846,470
Merck & Co., Inc.                                       20,400      1,154,844
Pfizer, Inc.                                            22,695        693,786
                                                                  -----------
                                                                    5,193,875
                                                                  -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.2%
Intel Corp.                                             24,100        375,237
KLA-Tencor Corp.*                                        5,440        192,413
                                                                  -----------
                                                                      567,650
                                                                  -----------
SOFTWARE -- 4.2%
BEA Systems, Inc.*                                      21,000        240,870
J.D. Edwards & Co.*                                     27,400        309,072
Microsoft Corp.*                                        12,840        663,828
Symantec Corp.*                                         18,490        749,030
                                                                  -----------
                                                                    1,962,800
                                                                  -----------
SPECIALTY RETAIL -- 3.1%
Chico's FAS, Inc.*                                      10,300        194,773
Limited Brands                                          23,400        325,962
Lowe's Cos., Inc.                                       16,350        613,125
Pier 1 Imports, Inc.                                    17,300        327,489
                                                                  -----------
                                                                    1,461,349
                                                                  -----------
TEXTILES & APPAREL -- 0.8%
Coach, Inc.*                                            11,800        388,456
                                                                  -----------
TOTAL COMMON STOCK
  (Cost $46,646,829)                                               44,929,585
                                                                  -----------
TEMPORARY INVESTMENTS -- 3.8%
Dreyfus Cash Management Plus #719                    1,488,735      1,488,735
Goldman Sachs Financial Square Money
  Market Portfolio                                     237,937        237,937
J.P. Morgan Institutional Prime Money
  Market Portfolio                                      70,146         70,146
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,796,818)                                                 1,796,818
                                                                  -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $48,443,647)                                              $46,726,403
                                                                  ===========

------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                        HARRIS INSIGHT EQUITY INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $48,443,648) .........................................          $46,726,403
  Short-term investments held as collateral for securities on loan ................           15,248,464
  Dividends receivable ............................................................               67,767
  Interest receivable .............................................................                3,811
  Receivable for capital stock sold ...............................................               13,391
  Other assets ....................................................................               10,023
                                                                                             -----------
       Total assets ...............................................................           62,069,859
                                                                                             -----------

LIABILITIES
  Payable upon return of collateral on securities loaned ..........................           15,248,464
  Payable for capital stock redeemed ..............................................               26,415
  Accrued expenses ................................................................               42,520
                                                                                             -----------
       Total liabilities ..........................................................           15,317,399
                                                                                             -----------

NET ASSETS
Applicable to 3,460,191 Institutional Shares, 229,725 N Shares, 24,589 A Shares,
  and 12,222 B Shares of beneficial interest outstanding, $.001 par value (Note 9)           $46,752,460
                                                                                             ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($43,409,633/3,460,191) .........................................................               $12.55
                                                                                                  ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
  ($2,881,454/229,725) ............................................................               $12.54
                                                                                                  ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($308,484/24,589) ...............................................................               $12.55
                                                                                                  ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($12.55/0.945) (Note 6) .........................................................               $13.28
                                                                                                  ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($152,889/12,222) ...............................................................               $12.51
                                                                                                  ======

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                        SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK -- 99.5%
AEROSPACE & DEFENSE -- 2.0%
Lockheed Martin Corp.                                   23,260   $  1,343,265
Raytheon Co.                                            23,040        708,480
                                                                 ------------
                                                                    2,051,745
                                                                 ------------
ALCOHOLIC BEVERAGES -- 1.2%
Anheuser-Busch Cos., Inc.                               25,132      1,216,389
                                                                 ------------
AUTO COMPONENTS -- 0.4%
Lear Corp.*                                             13,200        439,296
                                                                 ------------
AUTOMOBILES -- 1.6%
AutoNation, Inc.*                                       44,700        561,432
General Motors Corp.                                    27,130      1,000,012
                                                                 ------------
                                                                    1,561,444
                                                                 ------------
BANKS -- 7.9%
Bank of America Corp.                                   30,910      2,150,409
Huntington Bancshares, Inc.                             35,400        662,334
Southtrust Corp.                                        36,280        901,558
U.S. Bancorp                                           125,820      2,669,900
Washington Mutual, Inc.                                 46,410      1,602,537
                                                                 ------------
                                                                    7,986,738
                                                                 ------------
BEVERAGES -- 0.9%
Pepsico, Inc.                                           22,399        945,686
                                                                 ------------
BIOTECHNOLOGY -- 1.0%
Amgen, Inc.*                                            20,270        979,852
                                                                 ------------
BUILDING PRODUCTS -- 0.8%
Masco Corp.                                             38,100        802,005
                                                                 ------------
CHEMICALS -- 0.8%
Sigma-Aldrich Corp.                                     15,500        754,850
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.1%
Fiserv, Inc.*                                           33,590      1,140,380
Republic Services, Inc.*                                94,655      1,985,862
                                                                 ------------
                                                                    3,126,242
                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 1.7%
Cisco Systems, Inc.*                                   132,195      1,731,754
                                                                 ------------
COMPUTERS & PERIPHERALS -- 4.8%
Dell Computer Corp.*                                   131,160      3,507,218
International Business Machines Corp.                   17,610      1,364,775
                                                                 ------------
                                                                    4,871,993
                                                                 ------------
CONTAINERS & PACKAGING -- 1.2%
Pactiv Corp.*                                           55,360      1,210,170
                                                                 ------------
DIVERSIFIED FINANCIALS -- 7.3%
Capital One Financial Corp.                             46,612      1,385,308
Citigroup, Inc.                                         42,104      1,481,640
Countrywide Credit Industries, Inc.                     32,400      1,673,460
Fannie Mae                                              18,160      1,168,233
Principal Financial Group, Inc.                         54,200      1,633,046
                                                                 ------------
                                                                    7,341,687
                                                                 ------------

                                                        SHARES       VALUE+
                                                       -------   ------------


COMMON STOCK (CONTINUED)
DIVERSIFIED TELECOMMUNICATIONS SERVICES-- 5.6%
AT&T Corp.                                              10,840   $    283,032
SBC Communications, Inc.                                85,958      2,330,321
Verizon Communications, Inc.                            79,602      3,084,578
                                                                 ------------
                                                                    5,697,931
                                                                 ------------
ELECTRIC UTILITIES -- 1.5%
Southern Co.                                            52,080      1,478,551
                                                                 ------------
FOOD PRODUCTS -- 0.3%
Campbell Soup Co.                                       13,600        319,192
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.3%
Beckman Coulter, Inc.                                   31,660        934,603
Becton, Dickinson & Co.                                102,470      3,144,804
Medtronic, Inc.                                         11,770        536,712
Stryker Corp.                                           10,600        711,472
                                                                 ------------
                                                                    5,327,591
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.6%
AdvancePCS*                                             35,200        781,792
Caremark Rx, Inc.*                                      92,500      1,503,125
Invitrogen Corp.*                                       15,800        494,382
Oxford Health Plans, Inc.*                              22,200        809,190
                                                                 ------------
                                                                    3,588,489
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 2.9%
Brinker International, Inc.*                            24,800        799,800
CBRL Group, Inc.                                        18,000        542,340
Darden Restaurants, Inc.                                23,250        475,462
Starbucks Corp.*                                        18,350        373,973
Yum! Brands, Inc.*                                      31,700        767,774
                                                                 ------------
                                                                    2,959,349
                                                                 ------------
HOUSEHOLD DURABLES -- 2.4%
KB Home                                                 15,600        668,460
Newell Rubbermaid, Inc.                                 56,850      1,724,261
                                                                 ------------
                                                                    2,392,721
                                                                 ------------
HOUSEHOLD PRODUCTS -- 3.4%
Dial Corp.                                              29,100        592,767
Procter & Gamble Co.                                    33,220      2,854,927
                                                                 ------------
                                                                    3,447,694
                                                                 ------------
INDUSTRIAL CONGLOMERATES -- 3.3%
General Electric Co.                                   136,852      3,332,346
                                                                 ------------
INSURANCE -- 3.5%
AFLAC, Inc.                                             10,129        305,086
American International Group, Inc.                      17,638      1,020,358
Fidelity National Financial, Inc.                       28,500        935,655
John Hancock Financial Services, Inc.                   24,560        685,224
MBIA, Inc.                                              12,700        557,022
                                                                 ------------
                                                                    3,503,345
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 0.8%
AOL Time Warner, Inc.*                                  64,465        844,492
                                                                 ------------


                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                      SHARES        VALUE+
                                                     --------    ------------
COMMON STOCK (CONTINUED)
IT CONSULTING & SERVICES -- 0 9%
Electronic Data Systems Corp.                           48,800   $    899,384
                                                                 ------------
MEDIA -- 1.6%
Comcast Corp. Class A*                                  17,557        413,819
Viacom, Inc. Class B*                                   29,120      1,186,931
                                                                 ------------
                                                                    1,600,750
                                                                 ------------
MULTILINE RETAIL -- 5.2%
J.C. Penney Co., Inc. (Holding Co.)                     50,200      1,155,102
Target Corp.                                            16,280        488,400
Wal-Mart Stores, Inc.                                   71,925      3,632,932
                                                                 ------------
                                                                    5,276,434
                                                                 ------------
OIL & GAS -- 7.7%
Exxon Mobil Corp.                                      114,090      3,986,304
Marathon Oil Corp.                                     130,075      2,769,297
XTO Energy, Inc.                                        41,800      1,032,460
                                                                 ------------
                                                                    7,788,061
                                                                 ------------
PHARMACEUTICALS -- 6.2%
Abbott Laboratories, Inc.                               31,739      1,269,560
Johnson & Johnson                                       20,500      1,101,055
Merck & Co., Inc.                                       17,485        989,826
Pfizer, Inc.                                            77,370      2,365,201
Pharmacia Corp.                                         12,680        530,024
                                                                 ------------
                                                                    6,255,666
                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.5%
Intel Corp.                                            143,005      2,226,588
Texas Instruments, Inc.                                 87,500      1,313,375
                                                                 ------------
                                                                    3,539,963
                                                                 ------------
SOFTWARE -- 3.2%
Microsoft Corp.*                                        62,930      3,253,481
                                                                 ------------
SPECIALTY RETAIL -- 2.8%
Lowe's Cos., Inc.                                       59,700      2,238,750
Pier 1 Imports, Inc.                                    28,450        538,559
                                                                 ------------
                                                                    2,777,309
                                                                 ------------
TEXTILES & APPAREL -- 1.1%
Coach, Inc.*                                            17,200        566,224
V.F. Corp.                                              15,200        547,960
                                                                 ------------
                                                                    1,114,184
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $111,469,760)                                             100,416,784
                                                                 ------------


                                                       SHARES        VALUE+
                                                       -------   ------------
TEMPORARY INVESTMENTS -- 0.5%
Dreyfus Cash Management Plus #719                      492,709   $    492,709
Goldman Sachs Financial Square
  Money Market Portfolio                                     3              3
J.P. Morgan Institutional Prime
  Money Market Portfolio                                    29             29
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $492,741)                                                     492,741
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $111,962,501)                                            $100,909,525
                                                                 ============

------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $111,962,501) ........................................          $100,909,525
  Short-term investments held as collateral for securities on loan ................            28,716,092
  Dividends receivable ............................................................               112,624
  Interest receivable .............................................................                 2,195
  Receivable for securities sold ..................................................             1,992,000
  Receivable for capital stock sold ...............................................                84,000
  Other assets ....................................................................                 9,993
                                                                                             ------------
       Total assets ...............................................................           131,826,429
                                                                                             ------------

LIABILITIES
  Payable upon return of collateral on securities loaned ..........................            28,716,092
  Payable for capital stock redeemed ..............................................               281,638
  Accrued expenses ................................................................               115,905
                                                                                             ------------
       Total liabilities ..........................................................            29,113,635
                                                                                             ------------

NET ASSETS
Applicable to 6,262,375 Institutional Shares, 232,694 N Shares, 35,439 A Shares,
  and 3,459 B Shares of beneficial interest outstanding, $.001 par value (Note 9) .          $102,712,794
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($98,486,621/6,262,375) .........................................................                $15.73
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
  ($3,621,071/232,694) ............................................................                $15.56
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($551,827/35,439) ...............................................................                $15.57
                                                                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($15.57/0.945) (Note 6) .........................................................                $16.48
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($53,275/3,459) .................................................................                $15.40
                                                                                                   ======

                       See Notes to Financial Statements.
70

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------


COMMON STOCK -- 100.0%
AEROSPACE & DEFENSE -- 0.7%
United Defense Industries, Inc.*                       106,200   $  2,474,460

AUTO COMPONENTS -- 1.5%
Bandag, Inc.                                            37,100      1,435,028
Dura Automotive Systems, Inc.*                         146,400      1,469,856
Smith (A.O.) Corp.                                      85,500      2,309,355
                                                                 ------------
                                                                    5,214,239
                                                                 ------------
AUTOMOBILES -- 0.9%
Thor Industries, Inc.                                   93,000      3,201,990
                                                                 ------------
BANKS -- 9.4%
American Home Mortgage Holdings, Inc.                  150,700      1,657,700
Bankunited Financial Corp. Class A*                    179,700      2,907,546
Community First Bankshares, Inc.                       197,700      5,231,142
East West Bancorp, Inc.                                123,200      4,445,056
Flagstar Bancorp, Inc.                                 164,200      3,546,720
Irwin Financial Corp.                                   99,000      1,633,500
MAF Bancorp, Inc.                                       99,500      3,376,035
Staten Island Bancorp, Inc.                            176,000      3,544,640
W Holding Co., Inc.                                     73,500      1,206,135
Washington Federal, Inc.                                82,390      2,047,391
Wintrust Financial Corp.                                81,850      2,563,542
                                                                 ------------
                                                                   32,159,407
                                                                 ------------
BIOTECHNOLOGY -- 1.5%
Charles River Laboratories International, Inc.*        134,800      5,187,104
                                                                 ------------
BUILDING PRODUCTS -- 1.0%
Apogee Enterprises, Inc.                               181,700      1,626,397
Hovnanian Enterprises, Inc. Class A*                    60,000      1,902,000
                                                                 ------------
                                                                    3,528,397
                                                                 ------------
CASINOS -- 1.6%
GTECH Holdings Corp.*                                  194,500      5,418,770
                                                                 ------------
CHEMICALS -- 5.4%
Airgas, Inc.*                                          252,100      4,348,725
Celanese AG*                                            61,100      1,329,536
Cytec Industries, Inc.*                                136,800      3,731,904
Lubrizol Corp.                                          56,500      1,723,250
RPM International, Inc.                                233,500      3,567,880
Scotts Co. Class A*                                     76,900      3,771,176
                                                                 ------------
                                                                   18,472,471
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 7.7%
Corinthian Colleges, Inc.*                             156,300      5,917,518
Corporate Executive Board Co.*                         105,100      3,354,792
FTI Consulting, Inc.*                                   57,300      2,300,595
Right Management Consultants, Inc.*                    244,800      3,243,600
Stericycle, Inc.*                                      139,400      4,513,633
Sylvan Learning Systems, Inc.*                         198,900      3,261,960
University of Phoenix Online*                          104,600      3,748,864
                                                                 ------------
                                                                   26,340,962
                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
Tekelec*                                               284,700      2,975,115
                                                                 ------------


                                                      SHARES        VALUE+
                                                     --------    ------------

COMMON STOCK (CONTINUED)
COMPUTERS & PERIPHERALS -- 2.4%
Hutchinson Technology, Inc.*                           150,500   $  3,115,350
SanDisk Corp.*                                         261,000      5,298,300
                                                                 ------------
                                                                    8,413,650
                                                                 ------------
CONSTRUCTION & ENGINEERING -- 0.5%
Elk Corp.                                              101,100      1,749,030
                                                                 ------------
DIVERSIFIED FINANCIALS -- 4.6%
Doral Financial Corp.                                  191,350      5,472,610
FBR Asset Investment Corp.                              97,900      3,318,810
New Century Financial Corp.                            215,900      5,481,701
Saxon Capital, Inc.*                                   122,100      1,527,471
                                                                 ------------
                                                                   15,800,592
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.5%
Amphenol Corp. Class A*                                 91,800      3,488,400
Analogic Corp.                                          33,400      1,679,619
Avnet, Inc.*                                           174,400      1,888,752
Benchmark Electronics, Inc.*                           127,000      3,639,820
Methode Electronics, Inc. Class A                      171,000      1,875,870
Mettler-Toledo International, Inc.*                     44,600      1,429,876
OSI Systems, Inc.*                                     119,300      2,025,714
ScanSource, Inc.*                                       60,600      2,987,580
                                                                 ------------
                                                                   19,015,631
                                                                 ------------
FOOD PRODUCTS -- 1.7%
Dole Food Co., Inc.                                    179,200      5,838,336
                                                                 ------------
GAS UTILITIES -- 1.3%
AGL Resources, Inc.                                    189,900      4,614,570
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.9%
Cooper Cos., Inc.                                      174,000      4,353,480
Diagnostic Products Corp.                               47,500      1,834,450
Edwards Lifesciences Corp.*                            150,200      3,825,594
ICU Medical, Inc.*                                      58,600      2,185,780
Mentor Corp.                                           122,400      4,712,400
                                                                 ------------
                                                                   16,911,704
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 9.1%
Amerigroup Corp.*                                      125,600      3,806,936
Cell Genesys, Inc.*                                    206,100      2,298,221
Coventry Health Care, Inc.*                            121,100      3,515,533
Fisher Scientific International, Inc.*                 182,800      5,498,624
Gentiva Health Services, Inc.*                         226,300      1,993,703
Hanger Orthopedic Group, Inc.*                          92,900      1,221,635
Henry Schein, Inc.*                                    116,600      5,247,000
LabOne, Inc.*                                           71,700      1,270,524
Mid Atlantic Medical Services, Inc.*                   105,500      3,418,200
Pharmaceutical Product Development, Inc.*              104,700      3,064,569
                                                                 ------------
                                                                   31,334,945
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
Applebee's International, Inc.                         130,600      3,028,745
                                                                 ------------
HOUSEHOLD DURABLES -- 2.2%
Fleetwood Enterprises, Inc.*                           171,800      1,348,630
KB Home                                                 55,900      2,395,315


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
Meritage Corp.*                                         56,300   $  1,894,495
Pulte Homes, Inc.                                       38,289      1,832,894
                                                                 ------------
                                                                    7,471,334
                                                                 ------------
INSURANCE -- 3.2%
Delphi Financial Group, Inc. Class A                    40,000      1,518,400
First American Corp.                                   149,800      3,325,560
Hilb, Rogal & Hamilton Co.                              73,700      3,014,330
LandAmerica Financial Group, Inc.                       87,000      3,084,150
                                                                 ------------
                                                                   10,942,440
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 4.5%
Activision, Inc.*                                      169,100      2,467,169
Digital River, Inc.*                                   215,300      2,572,835
PEC Solutions, Inc.*                                   105,300      3,148,470
United Online, Inc.*                                   218,900      3,489,485
WebEx Communications, Inc.*                            112,800      1,692,000
Websense, Inc.*                                        105,500      2,253,585
                                                                 ------------
                                                                   15,623,544
                                                                 ------------
IT CONSULTING & SERVICES -- 1.1%
Cognizant Technology Solutions Corp.*                   51,600      3,727,068
                                                                 ------------
MACHINERY -- 1.0%
Briggs & Stratton Corp.                                 77,200      3,278,684
                                                                 ------------
METALS & MINING -- 1.0%
Commercial Metals Co.                                   94,000      1,526,560
USEC, Inc.                                             332,700      2,002,854
                                                                 ------------
                                                                    3,529,414
                                                                 ------------
MULTILINE RETAIL -- 1.2%
American Woodmark Corp.                                 27,600      1,311,000
Blue Rhino Corp.*                                       71,900      1,250,341
ShopKo Stores, Inc.*                                   116,200      1,446,690
                                                                 ------------
                                                                    4,008,031
                                                                 ------------
OIL & GAS -- 3.1%
Patina Oil & Gas Corp.                                 156,275      4,946,104
Western Gas Resources, Inc.                            153,800      5,667,530
                                                                 ------------
                                                                   10,613,634
                                                                 ------------
PHARMACEUTICALS -- 3.1%
D & K Healthcare Resources, Inc.                       154,800      1,585,307
Endo Pharmaceutical Holdings, Inc.*                    213,300      1,642,197
Eon Labs, Inc.*                                        145,100      2,743,841
SICOR, Inc.*                                           290,600      4,606,010
                                                                 ------------
                                                                   10,577,355
                                                                 ------------
REAL ESTATE -- 1.6%
LNR Property Corp.                                     111,900      3,961,260
MeriStar Hospitality Corp.                             252,200      1,664,520
                                                                 ------------
                                                                    5,625,780
                                                                 ------------
ROAD & RAIL -- 0.7%
Dollar Thrifty Automotive Group, Inc.*                 111,700      2,362,455
                                                                 ------------


                                                       SHARES       VALUE+
                                                       -------   ------------
COMMON STOCK (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.3%
Exar Corp.*                                             93,700   $  1,161,880
                                                                 ------------
SOFTWARE -- 6.7%
ANSYS, Inc.*                                           107,800      2,177,560
Fair, Isaac & Co., Inc.                                 84,500      3,608,150
Hyperion Solutions Corp.*                              174,300      4,474,281
Imation Corp.*                                         120,900      4,241,172
J.D. Edwards & Co.*                                    159,400      1,798,032
Kronos, Inc.*                                           62,100      2,297,079
SERENA Software, Inc.*                                 192,000      3,031,680
Verint Systems, Inc.*                                   64,300      1,297,574
                                                                 ------------
                                                                   22,925,528
                                                                 ------------
SPECIALTY RETAIL -- 6.5%
Charming Shoppes, Inc.*                                475,500      1,987,590
Chico's FAS, Inc.*                                     212,900      4,025,939
Christopher & Banks Corp.*                              52,850      1,096,637
Michaels Stores, Inc.*                                 101,300      3,170,690
Payless ShoeSource, Inc.*                               31,500      1,621,305
PETCO Animal Supplies, Inc.*                            53,400      1,251,643
Rent-A-Center, Inc.*                                    90,100      4,500,495
Sonic Automotive, Inc.*                                101,900      1,515,253
Too, Inc.*                                             137,900      3,243,408
                                                                 ------------
                                                                   22,412,960
                                                                 ------------
TEXTILES & APPAREL -- 1.3%
Kellwood Co.                                           169,500      4,407,000
                                                                 ------------
TOBACCO -- 0.6%
Universal Corp.                                         54,100      1,999,536
                                                                 ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.4%
Allen Telecom, Inc.*                                   133,600      1,265,192
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $320,631,712)                                             343,611,953
                                                                 ------------
TEMPORARY INVESTMENTS -- 0.0%
Dreyfus Cash Management Plus #719                       39,027         39,027
Goldman Sachs Financial Square
  Money Market Portfolio                                     9              9
J.P. Morgan Institutional Prime
  Money Market Portfolio                                     6              6
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $39,042)                                                       39,042
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $320,670,754)                                            $343,650,995
                                                                 ============

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $320,670,754) ........................................          $343,650,995
  Short-term investments held as collateral for securities on loan ................            61,412,002
  Dividends receivable ............................................................               290,443
  Interest receivable .............................................................                15,603
  Receivable for securities sold ..................................................             1,037,676
  Receivable for capital stock sold ...............................................               377,069
  Other assets ....................................................................                13,246
                                                                                             ------------
       Total assets ...............................................................           406,797,034
                                                                                             ------------

LIABILITIES
  Payable upon return of collateral on securities loaned ..........................            61,412,002
  Payable for capital stock redeemed ..............................................             6,351,743
  Accrued expenses ................................................................               382,496
                                                                                             ------------
       Total liabilities ..........................................................            68,146,241
                                                                                             ------------

NET ASSETS
Applicable to 21,411,042 Institutional Shares, 939,453 N Shares, 52,308 A Shares,
  and 16,115 B Shares of beneficial interest outstanding, $.001 par value (Note 9)           $338,650,793
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($323,683,186/21,411,042) .......................................................                $15.12
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
  ($13,954,163/939,453) ...........................................................                $14.85
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($776,714/52,308) ...............................................................                $14.85
                                                                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($14.85/0.945) (Note 6) .........................................................                $15.71
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($236,730/16,115) ...............................................................                $14.69
                                                                                                   ======

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK -- 96.9%
AEROSPACE & DEFENSE -- 2.5%
Curtiss-Wright Corp.                                    26,080   $  1,664,426
Invision Technologies, Inc.*                            78,000      2,056,080
Mercury Computer Systems, Inc.*                         35,100      1,071,252
Moog, Inc. Class A*                                     30,250        938,960
                                                                 ------------
                                                                    5,730,718
                                                                 ------------
AIR FREIGHT & COURIERS -- 1.8%
Airborne, Inc.                                         269,500      3,996,685
                                                                 ------------
AIRLINES -- 0.7%
Alaska Air Group, Inc.*                                 74,400      1,610,760
                                                                 ------------
AUTO COMPONENTS -- 0.6%
Bandag, Inc.                                            32,200      1,245,496
                                                                 ------------
BANKS -- 7.7%
Colonial BancGroup, Inc.                               118,800      1,417,284
Downey Financial Corp.                                  80,000      3,120,000
East West Bancorp, Inc.                                 55,500      2,002,440
First Essex Bancorp, Inc.                               13,200        440,880
First Niagara Financial Group, Inc.                     35,800        935,096
Flagstar Bancorp, Inc.                                  76,550      1,653,480
Greater Bay Bancorp                                     62,300      1,077,167
Independent Bank Corp.                                  11,100        253,080
MAF Bancorp, Inc.                                       16,150        547,969
R & G Financial Corp. Class B                           43,300      1,006,725
Staten Island Bancorp, Inc.                            140,000      2,819,600
W Holding Co., Inc.                                    128,300      2,105,403
                                                                 ------------
                                                                   17,379,124
                                                                 ------------
BUILDING PRODUCTS -- 0.5%
Hovnanian Enterprises, Inc. Class A*                    35,600      1,128,520
                                                                 ------------
CASINOS -- 1.6%
Alliance Gaming Corp.*                                 214,200      3,647,826
                                                                 ------------
CHEMICALS -- 0.9%
Georgia Gulf Corp.                                      86,200      1,994,668
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.0%
Rollins, Inc.                                           47,000      1,196,150
Tetra Tech, Inc.*                                       89,000      1,085,800
                                                                 ------------
                                                                    2,281,950
                                                                 ------------
COMPUTERS & PERIPHERALS -- 2.6%
Intergraph Corp.*                                      145,000      2,575,200
Pinnacle Systems, Inc.*                                 79,700      1,084,717
SanDisk Corp.*                                         112,200      2,277,660
                                                                 ------------
                                                                    5,937,577
                                                                 ------------
CONSTRUCTION & ENGINEERING -- 3.2%
Dycom Industries, Inc.*                                 79,000      1,046,750
EMCOR Group, Inc.*                                      50,700      2,687,607
Shaw Group, Inc.*                                      186,700      3,071,215
URS Corp.*                                              31,100        442,553
                                                                 ------------
                                                                    7,248,125
                                                                 ------------


                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
CONSTRUCTION MATERIALS -- 0.9%
Florida Rock Industries, Inc.                           15,075   $    573,604
Nortek Holdings, Inc.*                                  30,300      1,386,225
                                                                 ------------
                                                                    1,959,829
                                                                 ------------
CONTAINERS & PACKAGING -- 3.7%
Crown Cork & Seal Co., Inc.*                           498,300      3,961,485
Owens-Illinois, Inc.*                                  245,000      3,572,100
Silgan Holdings, Inc.*                                  32,300        797,164
                                                                 ------------
                                                                    8,330,749
                                                                 ------------
DIVERSIFIED FINANCIALS -- 5.1%
Corrections Corp. of America*                           47,900        821,485
FBR Asset Investment Corp.                              81,200      2,752,680
Financial Federal Corp.*                                77,750      1,953,857
Keystone Property Trust                                 63,500      1,077,595
New Century Financial Corp.                            107,600      2,731,964
PRG-Schultz International, Inc.*                       113,100      1,006,590
San Juan Basin Royalty Trust                            79,600      1,090,520
                                                                 ------------
                                                                   11,434,691
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.0%
Commonwealth Telephone Enterprises, Inc.*               65,300      2,340,352
                                                                 ------------
ELECTRIC UTILITIES -- 2.0%
Cleco Corp.                                            238,300      3,336,200
Westar Energy, Inc.                                    110,200      1,090,980
                                                                 ------------
                                                                    4,427,180
                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.5%
Tecumseh Products Co. Class A                           25,200      1,112,076
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.0%
Analogic Corp.                                          13,200        663,802
Benchmark Electronics, Inc.*                           131,700      3,774,522
                                                                 ------------
                                                                    4,438,324
                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 7.5%
Ballard Power Systems, Inc.*                            94,000      1,041,520
Denbury Resources, Inc.*                               222,300      2,511,990
El Paso Energy Partners L.P.                            95,300      2,653,152
Headwaters, Inc.*                                      181,000      2,807,310
Kaneb Pipeline Partners L.P.                            80,800      2,815,880
Universal Compression Holdings, Inc.*                   40,700        778,591
Veritas DGC, Inc.*                                     374,000      2,954,600
Williams Energy Partners L.P.                           38,700      1,255,815
                                                                 ------------
                                                                   16,818,858
                                                                 ------------
FOOD & DRUG RETAILING -- 0.7%
Ruddick Corp.                                          110,100      1,507,269
                                                                 ------------
FOOD PRODUCTS -- 1.8%
Dean Foods Co.*                                         46,900      1,739,990
Dole Food Co., Inc.                                     70,800      2,306,664
                                                                 ------------
                                                                    4,046,654
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
American Medical Systems Holdings, Inc.*               117,200      1,899,812
Cooper Cos., Inc.                                      189,800      4,748,796
                                                                 ------------
                                                                    6,648,608
                                                                 ------------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       ------    ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
Hanger Orthopedic Group, Inc.*                         109,600   $  1,441,240
Kindred Healthcare, Inc.*                               85,500      1,551,910
Sierra Health Services, Inc.*                          244,700      2,938,847
Sunrise Assisted Living, Inc.*                         125,700      3,128,673
                                                                 ------------
                                                                    9,060,670
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 2.6%
Bob Evans Farms, Inc.                                   61,400      1,433,690
Landry's Restaurants, Inc.                             122,500      2,601,900
Papa John's International, Inc.*                        68,900      1,920,932
                                                                 ------------
                                                                    5,956,522
                                                                 ------------
HOUSEHOLD DURABLES -- 3.9%
Central Garden & Pet Co.*                               52,300        968,073
Pulte Homes, Inc.                                       79,707      3,815,574
Toro Co.                                                64,300      4,108,770
                                                                 ------------
                                                                    8,892,417
                                                                 ------------
INSURANCE -- 5.6%
AmerUs Group Co.                                        81,500      2,304,005
Delphi Financial Group, Inc. Class A                    40,540      1,538,898
Fidelity National Financial, Inc.                      131,290      4,310,251
IPC Holdings, Ltd.*                                     48,800      1,539,152
LandAmerica Financial Group, Inc.                       51,800      1,836,310
Stewart Information Services Corp.*                     53,900      1,152,921
                                                                 ------------
                                                                   12,681,537
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 0.4%
United Online, Inc.*                                    52,200        832,120
                                                                 ------------
MACHINERY -- 2.7%
ESCO Technologies, Inc.*                                50,320      1,861,840
Graco, Inc.                                             86,455      2,476,936
Mueller Industries, Inc.*                               50,900      1,387,025
Reliance Steel & Aluminum Corp.                         20,250        422,010
                                                                 ------------
                                                                    6,147,811
                                                                 ------------
MEDIA -- 1.4%
Journal Register Co.*                                   70,000      1,244,600
Sinclair Broadcast Group, Inc. Class A*                 99,700      1,159,511
ValueVision Media, Inc. Class A*                        52,200        781,956
                                                                 ------------
                                                                    3,186,067
                                                                 ------------
METALS & MINING -- 3.2%
Arch Coal, Inc.                                        164,200      3,545,078
Carpenter Technology Corp.                              93,000      1,157,850
Commercial Metals Co.                                   73,200      1,188,768
Steel Dynamics, Inc.*                                  105,000      1,263,150
                                                                 ------------
                                                                    7,154,846
                                                                 ------------
MULTILINE RETAIL -- 0.8%
ShopKo Stores, Inc.*                                   148,300      1,846,335
                                                                 ------------
OFFICE ELECTRONICS -- 1.6%
Ikon Office Solutions, Inc.                            501,600      3,586,440
                                                                 ------------
OIL & GAS -- 3.4%
Patina Oil & Gas Corp.                                 117,175      3,708,589


                                                       SHARES       VALUE+
                                                       ------    ------------
COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Stone Energy Corp.*                                    116,100   $  3,873,096
                                                                 ------------
                                                                    7,581,685
                                                                 ------------
PHARMACEUTICALS -- 2.5%
Adolor Corp.*                                           85,900      1,178,548
Alpharma, Inc. Class A                                 228,400      2,720,244
American Pharmaceutical Partners, Inc.*                 99,000      1,762,200
                                                                 ------------
                                                                    5,660,992
                                                                 ------------
REAL ESTATE -- 3.5%
Highwoods Properties, Inc.                             109,800      2,426,580
HRPT Properties Trust                                  191,700      1,579,608
LNR Property Corp.                                      42,960      1,520,784
New Plan Excel Realty Trust                            118,890      2,269,610
                                                                 ------------
                                                                    7,796,582
                                                                 ------------
ROAD & RAIL -- 2.2%
Dollar Thrifty Automotive Group, Inc.*                  68,000      1,438,200
Landstar System, Inc.*                                  34,900      2,036,764
UTI Worldwide, Inc.                                     58,000      1,522,500
                                                                 ------------
                                                                    4,997,464
                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.8%
Entegris, Inc.*                                        176,400      1,816,920
                                                                 ------------
SOFTWARE -- 0.8%
Take-Two Interactive Software, Inc.*                    76,600      1,799,334
                                                                 ------------
SPECIALTY RETAIL -- 4.2%
Rent-A-Center, Inc.*                                    88,890      4,440,056
United Rentals, Inc.*                                  334,000      3,593,840
Zale Corp.*                                             42,600      1,358,940
                                                                 ------------
                                                                    9,392,836
                                                                 ------------
TEXTILES & APPAREL -- 0.8%
Tommy Hilfiger Corp.*                                  252,500      1,754,875
                                                                 ------------
TOBACCO -- 1.3%
Universal Corp.                                         78,900      2,916,144
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $216,978,887)                                             218,327,636
                                                                 ------------
TEMPORARY INVESTMENTS -- 3.1%
Dreyfus Cash Management Plus #719                    6,700,003      6,700,003
Goldman Sachs Financial Square
  Money Market Portfolio                               241,899        241,899
J.P. Morgan Institutional Prime
  Money Market Portfolio                                    26             26
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $6,941,928)                                                 6,941,928
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $223,920,815)                                            $225,269,564
                                                                 ============

------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $223,920,815) ........................................          $225,269,564
  Short-term investments held as collateral for securities on loan ................            55,138,751
  Dividends receivable ............................................................               322,511
  Interest receivable .............................................................                 8,291
  Receivable for securities sold ..................................................             2,687,523
  Receivable for capital stock sold ...............................................               953,866
  Other assets ....................................................................                 9,730
                                                                                             ------------
       Total assets ...............................................................           284,390,236
                                                                                             ------------

LIABILITIES
  Payable upon return of collateral on securities loaned ..........................            55,138,751
  Payable for securities purchased ................................................             5,745,027
  Payable for capital stock redeemed ..............................................               817,174
  Accrued expenses ................................................................               217,827
                                                                                             ------------
       Total liabilities ..........................................................            61,918,779
                                                                                             ------------

NET ASSETS
Applicable to 6,823,826 Institutional Shares, 139,148 N Shares, 21,107 A Shares,
  and 14,817 B Shares of beneficial interest outstanding, $.001 par value (Note 9)           $222,471,457
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($216,922,269/6,823,826) ........................................................                $31.79
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
  ($4,414,586/139,148) ............................................................                $31.73
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($668,854/21,107) ...............................................................                $31.69
                                                                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($31.69/0.945) (Note 6) .........................................................                $33.53
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($465,748/14,817) ...............................................................                $31.43
                                                                                                   ======

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                      --------    ------------

COMMON STOCK -- 96.2%
AEROSPACE & DEFENSE -- 1.8%
Allegheny Technologies, Inc.                             3,413   $     21,263
Boeing Co.                                              37,089      1,223,566
General Dynamics Corp.                                   8,916        707,663
Goodrich Corp.                                           4,440         81,341
Honeywell International, Inc.                           36,246        869,904
Lockheed Martin Corp.                                   20,187      1,165,800
Northrop Grumman Holdings Corp.                          8,051        780,947
Raytheon Co.                                            17,795        547,196
Rockwell Collins, Inc.                                   8,023        186,615
United Technologies Corp.                               20,846      1,291,201
                                                                 ------------
                                                                    6,875,496
                                                                 ------------
AIR FREIGHT & COURIERS -- 1.0%
FedEx Corp.                                             13,151        713,047
United Parcel Service Class B                           49,400      3,116,152
                                                                 ------------
                                                                    3,829,199
                                                                 ------------
AIRLINES -- 0.2%
AMR Corp.*                                               6,650         43,890
Delta Air Lines, Inc.                                    5,296         64,082
Southwest Airlines Co.                                  34,208        475,491
                                                                 ------------
                                                                      583,463
                                                                 ------------
ALCOHOLIC BEVERAGES -- 0.5%
Anheuser-Busch Cos., Inc.                               38,455      1,861,222
Coors Adolph Co. Class B                                 1,645        100,756
                                                                 ------------
                                                                    1,961,978
                                                                 ------------
AUTO COMPONENTS -- 0.2%
Cooper Tire & Rubber Co.                                 3,167         48,582
Dana Corp.                                               6,504         76,487
Delphi Automotive Systems Corp.                         24,784        199,511
Goodyear Tire & Rubber Co.                               7,125         48,521
Johnson Controls, Inc.                                   3,915        313,866
Visteon Corp.                                            5,590         38,906
                                                                 ------------
                                                                      725,873
                                                                 ------------
AUTOMOBILES -- 0.6%
Ford Motor Co.                                          80,722        750,715
General Motors Corp.                                    24,769        912,985
Harley-Davidson, Inc.                                   13,425        620,235
                                                                 ------------
                                                                    2,283,935
                                                                 ------------
BANKS -- 7.2%
AmSouth Bancorp                                         16,008        307,354
Bank of America Corp.                                   66,539      4,629,118
Bank of New York Co., Inc.                              32,187        771,201
Bank One Corp.                                          52,010      1,900,965
BB&T Corp.                                              21,446        793,288
Charter One Financial, Inc.                             10,212        293,391
Comerica, Inc.                                           7,773        336,105
Fifth Third Bancorp                                     25,684      1,503,798
First Tennessee National Corp.                           5,617        201,875
FleetBoston Financial Corp.                             46,397      1,127,447
Golden West Financial Corp.                              6,795        487,949
Huntington Bancshares, Inc.                             10,773        201,563


                                                       SHARES        VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
Keycorp                                                 18,818   $    473,085
Marshall & Ilsley Corp.                                  9,370        256,551
Mellon Financial Corp.                                  19,310        504,184
National City Corp.                                     26,925        735,591
North Fork Bancorp., Inc.                                7,200        242,928
Northern Trust Corp.                                     9,823        344,296
PNC Financial Services Group, Inc.                      12,572        526,767
Regions Financial Corp.                                  9,834        328,062
Southtrust Corp.                                        15,330        380,950
Suntrust Banks, Inc.                                    12,597        717,021
Synovus Financial Corp.                                 13,137        254,858
U.S. Bancorp                                            84,793      1,799,307
Union Planters Corp.                                     8,832        248,532
Wachovia Corp.                                          60,767      2,214,349
Washington Mutual, Inc.                                 42,802      1,477,953
Wells Fargo & Co.                                       75,269      3,527,858
Zions Bancorp                                            4,076        160,387
                                                                 ------------
                                                                   26,746,733
                                                                 ------------
BEVERAGES -- 2.4%
Brown-Forman Corp. Class B                               3,044        198,956
Coca-Cola Co.                                          109,974      4,819,061
Coca-Cola Enterprises, Inc.                             19,733        428,601
Pepsi Bottling Group, Inc.                              12,666        325,516
Pepsico, Inc.                                           78,455      3,312,370
                                                                 ------------
                                                                    9,084,504
                                                                 ------------
BIOTECHNOLOGY -- 1.0%
Amgen, Inc.*                                            56,591      2,735,609
Biogen, Inc.*                                            6,568        263,114
Chiron Corp.*                                            8,394        315,615
Genzyme Corp.*                                           9,362        276,834
MedImmune, Inc.*                                        11,134        302,511
                                                                 ------------
                                                                    3,893,683
                                                                 ------------
BUILDING PRODUCTS -- 0.1%
Crane Co.                                                2,598         51,778
Masco Corp.                                             21,963        462,321
                                                                 ------------
                                                                      514,099
                                                                 ------------
CASINOS -- 0.1%
Harrah's Entertainment, Inc.*                            4,907        194,317
International Game Technology*                           3,876        294,266
                                                                 ------------
                                                                      488,583
                                                                 ------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                          10,025        428,569
Dow Chemical Co.                                        40,221      1,194,564
E.I. du Pont de Nemours & Co.                           43,990      1,865,176
Eastman Chemical Co.                                     3,461        127,261
Ecolab, Inc.                                             5,678        281,061
Engelhard Corp.                                          5,658        126,456
Great Lakes Chemical Corp.                               2,231         53,276
Hercules, Inc.*                                          4,721         41,545
International Flavors & Fragrances, Inc.                 4,204        147,560
Monsanto Co.                                            11,567        222,665


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   -------------

COMMON STOCK (CONTINUED)
CHEMICALS (CONTINUED)
P.P.G. Industries, Inc.                                  7,471   $    374,670
Praxair, Inc.                                            7,136        412,247
Rohm & Haas Co.                                          9,837        319,506
Sigma-Aldrich Corp.                                      3,284        159,931
                                                                 ------------
                                                                    5,754,487
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
Allied Waste Industries, Inc.*                           8,390         83,900
Apollo Group, Inc. Class A*                              7,643        336,292
Automatic Data Processing, Inc.                         27,505      1,079,571
Avery Dennison Corp.                                     4,897        299,109
Cendant Corp.*                                          46,219        484,375
Cintas Corp.                                             7,510        343,583
Concord EFS, Inc.*                                      22,619        356,023
Convergys Corp.*                                         7,635        115,670
Deluxe Corp.                                             2,802        117,964
Equifax, Inc.                                            6,322        146,291
First Data Corp.                                        33,576      1,188,926
Fiserv, Inc.*                                            8,518        289,186
H & R Block, Inc.                                        7,990        321,198
IMS Health, Inc.                                        12,520        200,320
Paychex, Inc.                                           16,577        462,498
Pitney Bowes, Inc.                                      10,552        344,629
R.R. Donnelley & Sons Co.                                4,898        106,630
Robert Half International, Inc.*                         7,666        123,499
Sabre Holdings Corp. Class A*                            6,456        116,918
Waste Management, Inc.                                  27,121        621,613
                                                                 ------------
                                                                    7,138,195
                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 1 9%
Andrew Corp.*                                            4,195         43,125
CIENA Corp.*                                            18,458         94,874
Cisco Systems, Inc.*                                   324,125      4,246,037
Comverse Technology, Inc.*                               7,931         79,469
JDS Uniphase Corp.*                                     60,315        148,978
Motorola, Inc.                                         101,766        880,276
Qualcomm, Inc.*                                         34,440      1,253,272
Scientific-Atlanta, Inc.                                 6,748         80,031
Tellabs, Inc.*                                          18,219        132,452
                                                                 ------------
                                                                    6,958,514
                                                                 ------------
COMPUTERS & PERIPHERALS -- 3.5%
Apple Computer, Inc.*                                   15,937        228,377
Dell Computer Corp.*                                   114,923      3,073,041
EMC Corp.*                                              97,607        599,307
Gateway, Inc.*                                          13,869         43,549
Hewlett-Packard Co.                                    135,157      2,346,326
International Business Machines Corp.                   75,064      5,817,460
Lexmark International Group, Inc. Class A*               5,597        338,618
NCR Corp.*                                               4,251        100,919
Network Appliance, Inc.*                                14,895        148,950
Sun Microsystems, Inc.*                                143,768        447,118
                                                                 ------------
                                                                   13,143,665
                                                                 ------------


                                                       SHARES        VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
CONSTRUCTION & ENGINEERING -- 0.0%
Fluor Corp.                                              3,514   $     98,392
McDermott International, Inc.*                           2,640         11,563
                                                                 ------------
                                                                      109,955
                                                                 ------------
CONSTRUCTION MATERIALS -- 0.0%
Vulcan Materials Co.                                     4,488        168,300
                                                                 ------------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp.                                               2,559        130,995
Bemis Co., Inc.                                          2,367        117,474
Pactiv Corp.*                                            7,062        154,376
Sealed Air Corp.*                                        3,621        135,063
Temple Inland, Inc.                                      2,404        107,723
                                                                 ------------
                                                                      645,631
                                                                 ------------
DIVERSIFIED FINANCIALS -- 7.7%
AMBAC Financial Group, Inc.                              4,722        265,565
American Express Co.                                    58,890      2,081,762
Bear Stearns Cos., Inc.                                  4,359        258,925
Capital One Financial Corp.                              9,802        291,315
Charles Schwab Corp.                                    60,720        658,812
Citigroup, Inc.                                        224,128      7,887,064
Countrywide Credit Industries, Inc.                      5,575        287,949
Equity Residential Properties Trust                     12,123        297,983
Fannie Mae                                              44,049      2,833,672
Franklin Resources, Inc.                                11,516        392,465
Freddie Mac                                             30,778      1,817,441
Goldman Sachs Group, Inc.                               21,300      1,450,530
Household International, Inc.                           20,206        561,929
J.P. Morgan Chase & Co.                                 88,315      2,119,560
Lehman Brothers Holdings, Inc.                          10,768        573,827
MBNA Corp.                                              56,543      1,075,448
Merrill Lynch & Co., Inc.                               38,284      1,452,878
Moody's Corp.                                            6,903        285,025
Morgan Stanley                                          48,536      1,937,557
Principal Financial Group, Inc.                         15,400        464,002
Providian Financial Corp.*                              12,323         79,976
SLM Corp.                                                6,861        712,583
State Street Corp.                                      14,397        561,483
Stilwell Financial, Inc.                                 9,858        128,844
T. Rowe Price Group, Inc.                                5,399        147,285
                                                                 ------------
                                                                   28,623,880
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 3.7%
Alltel Corp.                                            13,781        702,831
AT&T Corp.                                              34,055        889,176
BellSouth Corp.                                         82,982      2,146,744
CenturyTel, Inc.                                         6,154        180,805
Citizens Communications Co.*                            12,525        132,139
Qwest Communications International, Inc.*               74,249        371,245
SBC Communications, Inc.                               147,283      3,992,842
Sprint Corp. (FON Group)                                39,487        571,772
Verizon Communications, Inc.                           120,810      4,681,387
                                                                 ------------
                                                                   13,668,941
                                                                 ------------

                       See Notes to Financial Statements.
78

                            HARRIS INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES -- 2.3%
Allegheny Energy, Inc.                                   5,467   $     41,331
Ameren Corp.                                             6,399        266,006
American Electric Power Co., Inc.                       14,983        409,485
Centerpoint Energy, Inc.*                               13,114        111,469
Cinergy Corp.                                            7,471        251,922
CMS Energy Corp.                                         6,409         60,501
Consolidated Edison, Inc.                                9,464        405,248
Constellation Energy Group, Inc.                         7,160        199,191
Dominion Resources, Inc.                                13,529        742,742
DTE Energy Co.                                           7,417        344,149
Duke Energy Corp.                                       39,294        767,805
Edison International*                                   14,438        171,090
Entergy Corp.                                            9,945        453,393
Exelon Corp.                                            14,210        749,862
F.P.L. Group, Inc.                                       8,100        487,053
FirstEnergy Corp.                                       13,219        435,830
PG&E Corp.*                                             17,242        239,664
Pinnacle West Capital Corp.                              3,666        124,974
PPL Corp.                                                7,189        249,315
Progress Energy, Inc.                                    9,756        422,923
Public Service Enterprise Group, Inc.                    9,182        294,742
Southern Co.                                            31,375        890,736
Teco Energy, Inc.                                        7,681        118,825
TXU Corp.                                               12,371        231,090
Xcel Energy, Inc.                                       17,607        193,677
                                                                 ------------
                                                                    8,663,023
                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.4%
American Power Conversion Corp.*                         8,433        127,760
Cooper Industries, Ltd. Class A                          4,085        148,898
Emerson Electric Co.                                    18,678        949,776
Molex, Inc.                                              8,476        195,287
Power-One, Inc.*                                         3,331         18,887
Rockwell International Corp.                             8,258        171,023
Thomas & Betts Corp.*                                    2,626         44,380
                                                                 ------------
                                                                    1,656,011
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
Agilent Technologies, Inc.*                             20,560        369,258
Applera Corp.-Applied Biosystems Group                   9,377        164,472
Jabil Circuit, Inc.*                                     8,732        156,477
Millipore Corp.*                                         2,151         73,134
PerkinElmer, Inc.                                        5,377         44,360
Sanmina-SCI Corp.*                                      22,536        101,187
Solectron Corp.*                                        35,363        125,539
Symbol Technologies, Inc.                                9,889         81,288
Tektronix, Inc.*                                         3,922         71,341
Thermo Electron Corp.*                                   7,462        150,135
Waters Corp.*                                            5,729        124,778
                                                                 ------------
                                                                    1,461,969
                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 0.8%
Baker Hughes, Inc.                                      14,971        481,916
BJ Services Co.*                                         6,800        219,708
Halliburton Co.                                         19,360        362,226
Nabors Industries, Ltd.*                                 6,363        224,423


                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Rowan Cos., Inc.*                                        4,048   $     91,890
Schlumberger, Ltd.                                      25,568      1,076,157
Transocean Sedco Forex, Inc.                            14,136        327,955
                                                                 ------------
                                                                    2,784,275
                                                                 ------------
FOOD & DRUG RETAILING -- 1.2%
Albertson's, Inc.                                       17,956        399,700
CVS Corp.                                               17,390        434,228
Del Monte Foods Co.*                                     6,924         53,315
Kroger Co.*                                             34,960        540,132
Safeway, Inc.*                                          20,637        482,080
SUPERVALU, Inc.                                          5,779         95,411
Sysco Corp.                                             29,354        874,456
Walgreen Co.                                            45,356      1,323,942
Winn-Dixie Stores, Inc.                                  6,127         93,621
                                                                 ------------
                                                                    4,296,885
                                                                 ------------
FOOD PRODUCTS -- 1.3%
Archer-Daniels-Midland Co.                              28,819        357,356
Campbell Soup Co.                                       18,206        427,295
ConAgra Foods, Inc.                                     23,772        594,538
General Mills, Inc.                                     16,277        764,205
H.J. Heinz Co.                                          15,504        509,616
Hershey Foods Corp.                                      6,020        405,989
Kellogg Co.                                             18,145        621,829
Sara Lee Corp.                                          34,731        781,795
Wm. Wrigley Jr., Co.                                     9,947        545,891
                                                                 ------------
                                                                    5,008,514
                                                                 ------------
GAS UTILITIES -- 0.3%
El Paso Corp.                                           25,616        178,287
KeySpan Corp.                                            6,292        221,730
Kinder Morgan, Inc.                                      5,409        228,638
Nicor, Inc.                                              1,986         67,584
NiSource, Inc.                                           9,164        183,280
Peoples Energy Corp.                                     1,598         61,763
Sempra Energy                                            9,046        213,938
                                                                 ------------
                                                                    1,155,220
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
Bausch & Lomb, Inc.                                      2,377         85,572
Baxter International, Inc.                              26,614        745,192
Becton, Dickinson & Co.                                 11,408        350,112
Biomet, Inc.                                            11,693        335,121
Boston Scientific Corp.*                                18,021        766,253
C.R. Bard, Inc.                                          2,260        131,080
Guidant Corp.*                                          13,504        416,599
Medtronic, Inc.                                         53,689      2,448,218
St. Jude Medical, Inc.*                                  7,860        312,199
Stryker Corp.                                            8,776        589,045
Zimmer Holdings, Inc.*                                   8,666        359,812
                                                                 ------------
                                                                    6,539,203
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.6%
AmerisourceBergen Corp.                                  4,700        255,257
Anthem, Inc.*                                            6,200        389,980


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       ------    ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cardinal Health, Inc.                                   20,039   $  1,186,108
Cigna Corp.                                              6,217        255,643
HCA, Inc.                                               22,991        954,127
Health Management Associates, Inc. Class A              10,469        187,395
Healthsouth Corp.*                                      17,050         71,610
Humana, Inc.*                                            7,368         73,680
Manor Care, Inc.*                                        4,377         81,456
McKesson Corp.                                          12,859        347,579
Quintiles Transnational Corp.*                           5,118         61,928
Tenet Healthcare Corp.*                                 21,692        355,749
UnitedHealth Group, Inc.                                13,418      1,120,403
Wellpoint Health Networks, Inc.*                         6,403        455,637
                                                                 ------------
                                                                    5,796,552
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
Carnival Corp.                                          25,925        646,829
Darden Restaurants, Inc.                                 7,575        154,909
Hilton Hotels Corp.                                     16,636        211,443
Marriott International, Inc. Class A                    10,739        352,991
McDonald's Corp.                                        56,474        908,102
Starbucks Corp.*                                        17,121        348,926
Starwood Hotels & Resorts Worldwide, Inc.                8,856        210,241
Wendy's International, Inc.                              5,073        137,326
Yum! Brands, Inc.*                                      13,140        318,251
                                                                 ------------
                                                                    3,289,018
                                                                 ------------
HOUSEHOLD DURABLES -- 0.5%
American Greetings Corp. Class A*                        2,865         45,267
Black & Decker Corp.                                     3,582        153,632
Centex Corp.                                             2,764        138,753
Fortune Brands, Inc.                                     6,603        307,105
KB Home                                                  2,228         95,470
Leggett & Platt, Inc.                                    8,571        192,333
Maytag Corp.                                             3,349         95,446
Newell Rubbermaid, Inc.                                 11,871        360,047
Pulte Homes, Inc.                                        2,730        130,685
Snap-On, Inc.                                            2,533         71,203
Stanley Works, Inc.                                      3,813        131,854
Tupperware Corp.                                         2,610         39,359
Whirlpool Corp.                                          3,022        157,809
                                                                 ------------
                                                                    1,918,963
                                                                 ------------
HOUSEHOLD PRODUCTS -- 2.1%
Clorox Co.                                              10,181        419,966
Colgate-Palmolive Co.                                   24,016      1,259,159
Kimberly-Clark Corp.                                    22,839      1,084,168
Procter & Gamble Co.                                    57,529      4,944,042
                                                                 ------------
                                                                    7,707,335
                                                                 ------------
INDUSTRIAL CONGLOMERATES -- 3 9%
General Electric Co.                                   440,592     10,728,415
Textron, Inc.                                            6,071        260,992
3M Co.                                                  17,241      2,125,815
Tyco International, Ltd.                                88,429      1,510,368
United States Steel Corp.                                4,376         57,413
                                                                 ------------
                                                                   14,683,003
                                                                 ------------


                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
INSURANCE -- 4.7%
ACE, Ltd.                                               11,643   $    341,606
Aetna, Inc.                                              6,639        272,996
AFLAC, Inc.                                             22,908        689,989
Allstate Corp.                                          31,266      1,156,529
American International Group, Inc.                     115,565      6,685,435
Aon Corp.                                               12,078        228,153
Chubb Corp.                                              7,611        397,294
Cincinnati Financial Corp.                               7,149        268,445
Hartford Financial Services Group, Inc.                 11,005        499,957
Jefferson-Pilot Corp.                                    6,566        250,230
John Hancock Financial Services, Inc.                   12,864        358,906
Lincoln National Corp.                                   8,292        261,861
Loews Corp.                                              8,273        367,818
Marsh & McLennan Cos., Inc.                             23,720      1,096,101
MBIA, Inc.                                               6,496        284,915
MetLife, Inc.                                           31,056        839,754
MGIC Investment Corp.                                    4,590        189,567
Progressive Corp.                                        9,635        478,185
Prudential Financial, Inc.                              25,700        815,718
Safeco Corp.                                             5,674        196,718
St. Paul Cos., Inc.                                     10,060        342,543
Torchmark Corp.                                          5,232        191,125
Travelers Property Casualty Corp. Class B*              44,323        649,332
UnumProvident Corp.                                     10,765        188,818
XL Capital, Ltd. Class A                                 6,003        463,732
                                                                 ------------
                                                                   17,515,727
                                                                 ------------
INTERNET & CATALOG RETAIL -- 0.2%
eBay, Inc.*                                             13,500        915,570
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 0.8%
AOL Time Warner, Inc.*                                 197,635      2,589,019
Yahoo! Inc.*                                            26,501        433,291
                                                                 ------------
                                                                    3,022,310
                                                                 ------------
IT CONSULTING & SERVICES -- 0 3%
Computer Sciences Corp.*                                 7,554        260,236
Electronic Data Systems Corp.                           21,198        390,679
SunGard Data Systems, Inc.*                             12,500        294,500
Unisys Corp.*                                           14,277        141,342
                                                                 ------------
                                                                    1,086,757
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Brunswick Corp.                                          3,920         77,851
Eastman Kodak Co.                                       12,959        454,084
Hasbro, Inc.                                             7,449         86,036
Mattel, Inc.                                            19,362        370,782
                                                                 ------------
                                                                      988,753
                                                                 ------------
MACHINERY -- 1.2%
American Standard Cos., Inc.*                            3,144        223,664
Caterpillar, Inc.                                       15,209        695,356
Cummins Engine Co., Inc.                                 1,786         50,240
Danaher Corp.                                            6,716        441,241
Deere & Co.                                             10,573        484,772
Dover Corp.                                              8,951        261,011


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
MACHINERY (CONTINUED)
Eaton Corp.                                              3,119   $    243,625
Illinois Tool Works, Inc.                               13,519        876,842
Ingersoll-Rand Co. Class A                               7,540        324,673
ITT Industries, Inc.                                     4,049        245,734
Navistar International Corp.*                            2,682         65,200
Paccar, Inc.                                             5,141        237,154
Pall Corp.                                               5,341         89,088
Parker-Hannifin Corp.                                    5,203        240,014
                                                                 ------------
                                                                    4,478,614
                                                                 ------------
MEDIA -- 3.2%
Clear Channel Communications, Inc.*                     27,106      1,010,783
Comcast Corp. Class A*                                  55,084      1,298,330
Comcast Corp. Special Class A Non-Voting*               41,901        946,544
Dow Jones & Co., Inc.                                    3,685        159,302
Gannett Co., Inc.                                       11,788        846,378
Interpublic Group of Cos., Inc.                         16,901        237,966
Knight-Ridder, Inc.                                      3,640        230,230
McGraw-Hill Cos., Inc.                                   8,549        516,701
Meredith Corp.                                           2,217         91,141
New York Times Co. Class A                               6,690        305,934
Omnicom Group, Inc.                                      8,315        537,149
TMP Worldwide, Inc.*                                     4,825         54,571
Tribune Co.                                             13,420        610,073
Univision Communications, Inc. Class A*                 10,125        248,062
Viacom, Inc. Class B*                                   78,097      3,183,234
Walt Disney Co.                                         90,325      1,473,201
                                                                 ------------
                                                                   11,749,599
                                                                 ------------
METALS & MINING -- 0.5%
Alcoa, Inc.                                             37,437        852,815
Freeport-McMoRan Copper & Gold, Inc.
  Class B*                                               6,286        105,479
Newmont Mining Corp.                                    17,811        517,053
Nucor Corp.                                              3,489        144,096
Phelps Dodge Corp.*                                      3,980        125,967
Worthington Industries, Inc.                             3,700         56,388
                                                                 ------------
                                                                    1,801,798
                                                                 ------------
MULTILINE RETAIL -- 3.9%
Big Lots, Inc.*                                          5,010         66,282
Costco Wholesale Corp.*                                 20,166        565,858
Dillard's, Inc. Class A                                  3,618         57,382
Dollar General Corp.                                    14,727        175,988
Family Dollar Stores, Inc.                               7,649        238,725
Federated Department Stores, Inc.*                       8,880        255,389
J.C. Penney Co., Inc. (Holding Co.)                     11,812        271,794
Kohls Corp.*                                            14,938        835,781
May Department Stores Co.                               12,716        292,214
Nordstrom, Inc.                                          5,852        111,012
Sears, Roebuck & Co.                                    13,981        334,845
Target Corp.                                            40,161      1,204,830
Wal-Mart Stores, Inc.                                  196,979      9,949,409
                                                                 ------------
                                                                   14,359,509
                                                                 ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.*                                            32,356        260,466
                                                                 ------------

                                                        SHARES       VALUE+
                                                        ------   ------------

COMMON STOCK (CONTINUED)
OIL & GAS -- 5.0%
Amerada Hess Corp.                                       3,979   $    219,044
Anadarko Petroleum Corp.                                10,968        525,367
Apache Corp.                                             6,395        364,451
Ashland, Inc.                                            3,096         88,329
Burlington Resources, Inc.                               8,870        378,305
ChevronTexaco Corp.                                     47,302      3,144,637
ConocoPhillips                                          29,963      1,449,910
Devon Energy Corp.                                       6,907        317,031
EOG Resources, Inc.                                      5,154        205,748
Exxon Mobil Corp.                                      299,228     10,455,026
Kerr-McGee Corp.                                         4,480        198,464
Marathon Oil Corp.                                      13,706        291,801
Noble Corp.*                                             5,967        209,740
Occidental Petroleum Corp.                              16,640        473,408
Sunoco, Inc.                                             3,304        109,627
Unocal Corp.                                            10,865        332,252
                                                                 ------------
                                                                   18,763,140
                                                                 ------------
PAPER & FOREST PRODUCTS -- 0.5%
Boise Cascade Corp.                                      2,506         63,202
Georgia Pacific Corp.                                   10,245        165,559
International Paper Co.                                 21,363        747,064
Louisiana-Pacific Corp.*                                 4,421         35,633
MeadWestvaco Corp.                                       8,870        219,178
Plum Creek Timber Co., Inc.                              8,087        190,853
Weyerhaeuser Co.                                         9,714        478,026
                                                                 ------------
                                                                    1,899,515
                                                                 ------------
PERSONAL PRODUCTS -- 0.6%
Alberto-Culver Co. Class B                               2,621        132,098
Avon Products, Inc.                                     10,417        561,164
Gillette Co.                                            46,820      1,421,455
                                                                 ------------
                                                                    2,114,717
                                                                 ------------
PHARMACEUTICALS -- 9.8%
Abbott Laboratories, Inc.                               69,231      2,769,240
Allergan, Inc.                                           5,732        330,278
Bristol-Myers Squibb Co.                                85,864      1,987,752
Eli Lilly & Co.                                         49,710      3,156,585
Forest Laboratories, Inc.*                               7,996        785,367
Johnson & Johnson                                      131,759      7,076,776
King Pharmaceuticals, Inc.*                             10,823        186,047
Merck & Co., Inc.                                       99,612      5,639,035
Pfizer, Inc.                                           274,130      8,380,154
Pharmacia Corp.                                         57,087      2,386,237
Schering Plough Corp.                                   64,890      1,440,558
Watson Pharmaceuticals, Inc.*                            4,663        131,823
Wyeth                                                   58,657      2,193,772
                                                                 ------------
                                                                   36,463,624
                                                                 ------------
REAL ESTATE -- 0.2%
Equity Office Properties Trust                          18,491        461,905
Simon Property Group, Inc.                               8,200        279,374
                                                                 ------------
                                                                      741,279
                                                                 ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    ------------

COMMON STOCK (CONTINUED)
ROAD & RAIL -- 0.5%
Burlington Northern Santa Fe Corp.                      16,802   $    437,020
CSX Corp.                                                9,356        264,868
Norfolk Southern Corp.                                  17,178        343,388
Ryder System, Inc.                                       2,626         58,928
Union Pacific Corp.                                     11,168        668,628
                                                                 ------------
                                                                    1,772,832
                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
Advanced Micro Devices, Inc.*                           14,766         95,388
Altera Corp.*                                           16,934        208,796
Analog Devices, Inc.*                                   16,159        385,715
Applied Materials, Inc.*                                72,871        949,509
Applied Micro Circuits Corp.*                           12,790         47,195
Broadcom Corp. Class A*                                 12,153        183,024
Intel Corp.                                            295,116      4,594,956
KLA-Tencor Corp.*                                        8,363        295,799
Linear Technology Corp.                                 14,073        361,958
LSI Logic Corp.*                                        15,940         91,974
Maxim Integrated Products, Inc.                         14,343        473,893
Micron Technology, Inc.*                                26,643        259,503
National Semiconductor Corp.*                            8,056        120,921
Novellus Systems, Inc.*                                  6,460        181,397
NVIDIA Corp.*                                            6,810         78,383
PMC-Sierra, Inc.*                                        7,124         39,609
QLogic Corp.*                                            4,145        143,044
Teradyne, Inc.*                                          7,907        102,870
Texas Instruments, Inc.                                 76,767      1,152,273
Xilinx, Inc.*                                           14,861        306,137
                                                                 ------------
                                                                   10,072,344
                                                                 ------------
SOFTWARE -- 4.8%
Adobe Systems, Inc.                                     10,647        264,056
Autodesk, Inc.                                           5,004         71,557
BMC Software, Inc.*                                     10,511        179,843
Citrix Systems, Inc.*                                    7,789         95,960
Computer Associates International, Inc.                 25,633        346,046
Compuware Corp.*                                        15,932         76,474
Electronic Arts, Inc.*                                   6,200        308,574
Intuit, Inc.*                                            9,382        440,203
Mercury Interactive Corp.*                               3,589        106,414
Microsoft Corp.*                                       239,837     12,399,573
Novell, Inc.*                                           15,537         51,894
Oracle Corp.*                                          240,634      2,598,847
Parametric Technology Corp.*                            11,161         28,126
PeopleSoft, Inc.*                                       13,830        253,089
Rational Software Corp.*                                 8,288         86,112
Siebel Systems, Inc.*                                   21,116        157,948
VERITAS Software Corp.*                                 18,103        282,769
                                                                 ------------
                                                                   17,747,485
                                                                 ------------
SPECIALTY RETAIL -- 2.0%
Autozone, Inc.*                                          4,675        330,289
Bed, Bath & Beyond, Inc.*                               12,903        445,541
Best Buy Co., Inc.*                                     14,262        344,427
Circuit City Stores, Inc.                                9,325         69,191
Gap, Inc.                                               38,386        595,751


                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
Home Depot, Inc.                                       104,299   $  2,499,004
Limited Brands                                          23,009        320,515
Lowe's Cos., Inc.                                       34,424      1,290,900
Office Depot, Inc.*                                     13,728        202,625
RadioShack Corp.                                         7,619        142,780
Sherwin Williams Co.                                     6,635        187,439
Staples, Inc.*                                          20,669        378,243
Tiffany & Co., Inc.                                      6,322        151,159
TJX Cos., Inc.                                          23,868        465,903
Toys "R" Us, Inc.*                                       9,417         94,170
                                                                 ------------
                                                                    7,517,937
                                                                 ------------
TEXTILES & APPAREL -- 0.3%
Jones Apparel Group, Inc.*                               5,683        201,406
Liz Claiborne, Inc.                                      4,613        136,775
Nike, Inc. Class B                                      11,813        525,324
Reebok International, Ltd.*                              2,673         78,586
V.F. Corp.                                               4,817        173,653
                                                                 ------------
                                                                    1,115,744
                                                                 ------------
TOBACCO -- 1.1%
Philip Morris Cos., Inc.                                93,600      3,793,608
R.J. Reynolds Tobacco Holdings, Inc.                     4,000        168,440
UST, Inc.                                                7,453        249,154
                                                                 ------------
                                                                    4,211,202
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Genuine Parts Co.                                        7,786        239,809
Grainger W.W., Inc.                                      4,083        210,479
                                                                 ------------
                                                                      450,288
                                                                 ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.4%
AT&T Wireless Services, Inc.*                          119,810        676,926
Nextel Communications, Inc. Class A*                    40,343        465,962
Sprint Corp. (PCS Group)*                               44,108        193,193
                                                                 ------------
                                                                    1,336,081
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $402,823,202)                                             358,544,376
                                                                 ------------
RIGHTS & WARRANTS -- 0.0%
Seagate Technology Tax Refund Rights*
  (Cost $0)                                             12,500              0
                                                                 ------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)
------                                --------         -------

U.S. TREASURY OBLIGATIONS -- 0.5%
U.S. Treasury Bills**
     1.500%                           01/23/03         $ 1,000        999,314
     1.230%                           05/08/03           1,000        995,905
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,994,745)                                                 1,995,219
                                                                 ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------


TEMPORARY INVESTMENTS -- 3.3%
Dreyfus Cash Management Plus #719                    11,459,832  $ 11,459,832
Goldman Sachs Financial Square
  Money Market Portfolio                               713,542        713,542
J.P. Morgan Institutional Prime
  Money Market Portfolio                               211,220        211,220
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,384,594)                                               12,384,594
                                                                 ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $417,202,541)                                            $372,924,189
                                                                 ============

------------
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
** Securities pledged as collateral for futures contracts.


                                                      NUMBER OF     UNREALIZED
                                                      CONTRACTS    DEPRECIATION
                                                      ---------    ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 2003
  (Notional Value at 12/31/02 is
  $13,842,675.)                                             63      $(609,800)
                                                            ==      =========

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $417,202,541) ........................................          $372,924,189
  Short-term investments held as collateral for securities on loan ................            50,783,230
  Dividends receivable ............................................................               565,865
  Interest receivable .............................................................                24,510
  Receivable for capital stock sold ...............................................               200,347
  Futures margin receivable .......................................................                22,050
  Other assets ....................................................................                 8,530
                                                                                             ------------
       Total assets ...............................................................           424,528,721
                                                                                             ------------

LIABILITIES
  Payable upon return of collateral on securities loaned ..........................            50,783,230
  Payable for capital stock redeemed ..............................................             1,163,659
  Accrued expenses ................................................................               172,530
                                                                                             ------------
       Total liabilities ..........................................................            52,119,419
                                                                                             ------------
NET ASSETS
Applicable to 19,634,121 Institutional Shares, 960,582 N Shares, and 31,748 B Shares
  of beneficial interest outstanding, $.001 par value (Note 9) ....................          $372,409,302
                                                                                             ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($354,498,683/19,634,121) .......................................................                $18.06
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
  ($17,339,294/960,582) ...........................................................                $18.05
                                                                                                   ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($571,325/31,748) ...............................................................                $18.00
                                                                                                   ======

                       See Notes to Financial Statements.

                 HARRIS INSIGHT LARGE-CAP AGGRESSIVE GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                        SHARES        VALUE+
                                                        ------    ------------

COMMON STOCK -- 97.5%
ALCOHOLIC BEVERAGES -- 2.7%
Anheuser-Busch Cos., Inc.                                7,100   $    343,640
                                                                 ------------
BEVERAGES -- 3.1%
Coca-Cola Co.                                            6,400        280,448
Pepsi Bottling Group, Inc.                               4,900        125,930
                                                                 ------------
                                                                      406,378
                                                                 ------------
BIOTECHNOLOGY -- 2.4%
Amgen, Inc.*                                             3,200        154,688
Charles River Laboratories International, Inc.*          3,900        150,072
                                                                 ------------
                                                                      304,760
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.8%
Career Education Corp.*                                  1,000         40,000
First Data Corp.                                         8,100        286,821
Fiserv, Inc.*                                            8,400        285,180
Pitney Bowes, Inc.                                       2,000         65,320
Stericycle, Inc.*                                        2,200         71,234
                                                                 ------------
                                                                      748,555
                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 1 6%
Cisco Systems, Inc.*                                     8,400        110,040
Motorola, Inc.                                          11,400         98,610
                                                                 ------------
                                                                      208,650
                                                                 ------------
COMPUTERS & PERIPHERALS -- 2.6%
Dell Computer Corp.*                                    12,400        331,576
                                                                 ------------
CONTAINERS & PACKAGING -- 2.4%
Pactiv Corp.*                                           14,100        308,226
                                                                 ------------
DIVERSIFIED FINANCIALS -- 3.2%
Capital One Financial Corp.                              2,200         65,384
Citigroup, Inc.                                          4,500        158,355
Fannie Mae                                               2,900        186,557
                                                                 ------------
                                                                      410,296
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 4.6%
CenturyTel, Inc.                                        11,200        329,056
SBC Communications, Inc.                                 7,400        200,614
Sprint Corp. (FON Group)                                 4,500         65,160
                                                                 ------------
                                                                      594,830
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
Sanmina-SCI Corp.*                                       2,810         12,617
Solectron Corp.*                                         2,800          9,940
                                                                 ------------
                                                                       22,557
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.9%
St. Jude Medical, Inc.*                                  3,900        154,908
Stryker Corp.                                            5,200        349,024
                                                                 ------------
                                                                      503,932
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 9.5%
Anthem, Inc.*                                            3,500        220,150
Express Scripts, Inc.*                                   2,900        139,316
Henry Schein, Inc.*                                      3,200        144,000
Mid Atlantic Medical Services, Inc.*                     6,800        220,320


                                                        SHARES        VALUE+
                                                        ------    ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Renal Care Group, Inc.*                                  6,800   $    215,152
UnitedHealth Group, Inc.                                 3,500        292,250
                                                                 ------------
                                                                    1,231,188
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
Panera Bread Co. Class A*                                6,500        226,265
Starbucks Corp.*                                        11,400        232,332
                                                                 ------------
                                                                      458,597
                                                                 ------------
HOUSEHOLD PRODUCTS -- 1.9%
Procter & Gamble Co.                                     2,900        249,226
                                                                 ------------
INDUSTRIAL CONGLOMERATES -- 3 5%
General Electric Co.                                    18,500        450,475
                                                                 ------------
INSURANCE -- 3.9%
AFLAC, Inc.                                              6,100        183,732
MetLife, Inc.                                           11,900        321,776
                                                                 ------------
                                                                      505,508
                                                                 ------------
INTERNET & CATALOG RETAIL -- 1.6%
Williams-Sonoma, Inc.*                                   7,600        206,340
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 1.5%
Yahoo! Inc.*                                            11,600        189,660
                                                                 ------------
MULTILINE RETAIL -- 5.2%
Kohls Corp.*                                             3,600        201,420
Wal-Mart Stores, Inc.                                    9,300        469,743
                                                                 ------------
                                                                      671,163
                                                                 ------------
OIL & GAS -- 1.1%
Exxon Mobil Corp.                                        3,900        136,266
                                                                 ------------
PHARMACEUTICALS -- 11.7%
Eli Lilly & Co.                                          4,700        298,450
Johnson & Johnson                                        8,900        478,019
Merck & Co., Inc.                                        1,900        107,559
Pfizer, Inc.                                            20,600        629,742
                                                                 ------------
                                                                    1,513,770
                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.5%
Applied Materials, Inc.*                                 4,490         58,504
Intel Corp.                                             21,700        337,869
Novellus Systems, Inc.*                                  2,000         56,160
                                                                 ------------
                                                                      452,533
                                                                 ------------
SOFTWARE -- 9.6%
BEA Systems, Inc.*                                      22,300        255,781
Imation Corp.*                                           1,700         59,636
Intuit, Inc.*                                            5,200        243,984
Microsoft Corp.*                                        11,300        584,210
Symantec Corp.*                                          2,500        101,275
                                                                 ------------
                                                                    1,244,886
                                                                 ------------
SPECIALTY RETAIL -- 8.4%
Bed, Bath & Beyond, Inc.*                                3,200        110,496
Chico's FAS, Inc.*                                       6,200        117,242
Lowe's Cos., Inc.                                        7,700        288,750


                       See Notes to Financial Statements.

                 HARRIS INSIGHT LARGE-CAP AGGRESSIVE GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                        SHARES      VALUE+
                                                        ------    ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
Pier 1 Imports, Inc.                                     3,600    $    68,148
Ross Stores, Inc.                                        5,400        228,906
Staples, Inc.*                                          14,600        267,180
                                                                  -----------
                                                                    1,080,722
                                                                  -----------
TOTAL COMMON STOCK
  (Cost $13,000,202)                                               12,573,734
                                                                  -----------
TEMPORARY INVESTMENTS -- 2.6%
Dreyfus Cash Management Plus #719                      316,804        316,804
Goldman Sachs Financial Square
  Money Market Portfolio                                15,954         15,954
J.P. Morgan Institutional Prime
  Money Market Portfolio                                    88             88
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $332,846)                                                     332,846
                                                                  -----------
TOTAL INVESTMENTS -- 100.1%
  (Cost $13,333,048)                                               12,906,580
                                                                  -----------
OTHER ASSETS AND LIABILITIES -- (0.1%)
Dividends receivable and other assets                                  10,525
Payable for capital stock redeemed                                     (9,823)
Accrued expenses                                                       (8,654)
                                                                  -----------
                                                                       (7,952)
                                                                  -----------

NET ASSETS -- 100.0%
Applicable to 3,158,781 Institutional Shares
  and 710 B Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                           $12,898,628
                                                                  ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($12,895,772/3,158,781)                                               $4.08
                                                                        =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($2,856/710)                                              $4.02
                                                                        =====

------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    ------------

COMMON STOCK -- 98.5%
AIRLINES -- 0.5%
Atlantic Coast Airlines, Inc.*                           2,700   $     32,481
                                                                 ------------
AUTOMOBILES -- 3.1%
Thor Industries, Inc.                                    6,500        223,795
                                                                 ------------
BANKS -- 5.5%
Investors Financial Services Corp.                       4,680        128,185
Prosperity Bancshares, Inc.                             14,480        275,120
                                                                 ------------
                                                                      403,305
                                                                 ------------
BIOTECHNOLOGY -- 3.3%
Charles River Laboratories International, Inc.*          6,200        238,576
                                                                 ------------
CASINOS -- 1.5%
GTECH Holdings Corp.*                                    4,000        111,440
                                                                 ------------
CHEMICALS -- 4.6%
RPM International, Inc.                                 12,200        186,416
Symyx Technologies, Inc.*                               11,590        145,918
                                                                 ------------
                                                                      332,334
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 9.5%
CDI Corp.*                                               2,950         79,591
Corinthian Colleges, Inc.*                               4,040        152,954
Corporate Executive Board Co.*                           7,655        244,348
Herman Miller, Inc.                                      2,200         40,480
MemberWorks, Inc.*                                       4,560         81,989
Stericycle, Inc.*                                        2,900         93,899
                                                                 ------------
                                                                      693,261
                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 4.5%
Bel Fuse, Inc. Class B                                   5,180        104,377
Tekelec*                                                21,500        224,675
                                                                 ------------
                                                                      329,052
                                                                 ------------
COMPUTERS & PERIPHERALS -- 3.6%
Electronics for Imaging, Inc.*                           7,500        121,957
SanDisk Corp.*                                           7,000        142,100
                                                                 ------------
                                                                      264,057
                                                                 ------------
CONTAINERS & PACKAGING -- 0.7%
Silgan Holdings, Inc.*                                   2,000         49,360
                                                                 ------------
DIVERSIFIED FINANCIALS -- 6.7%
Apex Mortgage Capital, Inc.                             19,000        124,260
Forest City Enterprises, Inc. Class A                    5,622        187,494
PRG-Schultz International, Inc.*                         6,800         60,520
Scottish Annuity & Life Holdings, Ltd.                   6,600        115,170
                                                                 ------------
                                                                      487,444
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.1%
Commonwealth Telephone Enterprises, Inc.*                2,230         79,923
                                                                 ------------
ELECTRICAL EQUIPMENT -- 1.1%
Silicon Laboratories, Inc.*                              1,500         28,620
Wilson Greatbatch Technologies, Inc.*                    1,800         52,560
                                                                 ------------
                                                                       81,180
                                                                 ------------


                                                       SHARES        VALUE+
                                                       -------    ------------

COMMON STOCK (CONTINUED)
ENERGY EQUIPMENT & SERVICES -- 0.1%
Key Energy Services, Inc.*                                 450   $      4,037
                                                                 ------------
GAS UTILITIES -- 3.0%
Northwest Natural Gas Co.                                8,000        216,480
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES-- 7.2%
Biosite, Inc.*                                           1,200         40,824
Diagnostic Products Corp.                                4,050        156,411
Mentor Corp.                                             6,100        234,850
STERIS Corp.*                                            2,000         48,500
Wright Medical Group, Inc.*                              2,550         44,520
                                                                 ------------
                                                                      525,105
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.8%
AdvancePCS*                                              4,500         99,945
Covance, Inc*                                            1,500         36,885
Province Healthcare Co.*                                 4,650         45,245
United Surgical Partners International, Inc.*            1,400         21,869
                                                                 ------------
                                                                      203,944
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
P.F. Chang's China Bistro, Inc.*                         1,200         43,560
Sonic Corp.*                                             3,550         72,740
                                                                 ------------
                                                                      116,300
                                                                 ------------
INSURANCE -- 3.6%
Brown & Brown, Inc.                                      8,090        261,469
                                                                 ------------
INTERNET & CATALOG RETAIL -- 0.3%
J. Jill Group, Inc.*                                     1,700         23,766
                                                                 ------------
INTERNET SOFTWARE & SERVICES -- 6.5%
Activision, Inc.*                                       12,420        181,208
NetScreen Technologies, Inc.*                            4,000         67,360
Overture Services, Inc.*                                 3,000         81,930
PEC Solutions, Inc.*                                     2,600         77,740
United Online, Inc.*                                     4,200         66,952
                                                                 ------------
                                                                      475,190
                                                                 ------------
IT CONSULTING & SERVICES -- 3.3%
Cognizant Technology Solutions Corp.*                    2,500        180,575
Titan Corp.*                                             5,700         59,280
                                                                 ------------
                                                                      239,855
                                                                 ------------
MEDIA -- 0.9%
XM Satellite Radio Holdings, Inc.*                      24,200         65,098
                                                                 ------------
METALS & MINING -- 2.8%
Steel Dynamics, Inc.*                                   17,000        204,510
                                                                 ------------
MULTILINE RETAIL -- 1.8%
Fred's, Inc.                                             5,050        129,785
                                                                 ------------
PHARMACEUTICALS -- 4.5%
Endo Pharmaceutical Holdings, Inc.*                     24,250        186,701
Medicis Pharmaceutical Corp. Class A*                    2,810        139,572
                                                                 ------------
                                                                      326,273
                                                                 ------------

                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.4%
Entegris, Inc.*                                         13,000   $    133,900
Intermagnetics General Corp.*                            3,242         63,673
Micrel, Inc.*                                            5,500         49,390
                                                                 ------------
                                                                      246,963
                                                                 ------------
SOFTWARE -- 1.7%
Hyperion Solutions Corp.*                                1,500         38,505
J.D. Edwards & Co.*                                      2,550         28,764
SERENA Software, Inc.*                                   1,500         23,685
Take-Two Interactive Software, Inc.*                     1,500         35,235
                                                                 ------------
                                                                      126,189
                                                                 ------------
SPECIALTY RETAIL -- 3.1%
Cost Plus, Inc.*                                         1,750         50,172
PETCO Animal Supplies, Inc.*                             4,000         93,756
Pier 1 Imports, Inc.                                     1,350         25,556
Rent-A-Center, Inc.*                                     1,090         54,446
                                                                 ------------
                                                                      223,930
                                                                 ------------
TEXTILES & APPAREL -- 5.6%
Columbia Sportswear Co.*                                 4,850        215,437
Fossil, Inc.*                                            7,297        148,421
Quiksilver, Inc.*                                        1,600         42,656
                                                                 ------------
                                                                      406,514
                                                                 ------------
TOBACCO -- 0.6%
Standard Commercial Corp.                                2,580         46,698
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $7,749,322)                                                 7,168,314
                                                                 ------------
TEMPORARY INVESTMENTS -- 1.4%
Dreyfus Cash Management Plus #719                       99,347         99,347
Goldman Sachs Financial Square
  Money Market Portfolio                                 3,510          3,510
J.P. Morgan Institutional Prime
  Money Market Portfolio                                    74             74
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $102,931)                                                     102,931
                                                                 ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $7,852,253)                                                 7,271,245
                                                                 ------------

OTHER ASSETS AND LIABILITIES -- 0.1%
Dividends receivable and other assets                              $   14,623
Receivable for capital stock sold                                      54,101
Payable for capital stock redeemed                                    (47,977)
Accrued expenses                                                      (10,437)
                                                                   ----------
                                                                       10,310
                                                                   ----------
NET ASSETS -- 100.0%
Applicable to 948,028 Institutional Shares
  and 512 B Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                            $7,281,555
                                                                   ==========
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE ($7,277,666/948,028)                    $7.68
                                                                        =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($3,889/512)                                              $7.60
                                                                        =====

------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.

                         HARRIS INSIGHT TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------    -----------

COMMON STOCK -- 99.6%
COMMERCIAL SERVICES & SUPPLIES -- 12.2%
Alliance Data Systems Corp.*                             1,000     $   17,720
Automatic Data Processing, Inc.                            870         34,148
BISYS Group, Inc.*                                         770         12,243
Concord EFS, Inc.*                                       1,570         24,712
First Data Corp.                                           800         28,328
Fiserv, Inc.*                                              995         33,780
Global Payments, Inc.                                      990         31,690
                                                                   ----------
                                                                      182,621
                                                                   ----------
COMMUNICATIONS EQUIPMENT -- 10.7%
Advanced Fibre Communications, Inc.*                     1,120         18,682
Cisco Systems, Inc.*                                     2,460         32,226
Juniper Networks, Inc.*                                  1,650         11,220
Motorola, Inc.                                           3,470         30,015
Nokia Corp. ADR                                          2,345         36,348
Qualcomm, Inc.*                                            560         20,378
Tellabs, Inc.*                                           1,500         10,905
                                                                   ----------
                                                                      159,774
                                                                   ----------
COMPUTERS & PERIPHERALS -- 8.4%
Dell Computer Corp.*                                     1,050         28,077
EMC Corp.*                                               3,300         20,262
Hewlett-Packard Co.                                      1,975         34,286
Intergraph Corp.*                                          280          4,973
Network Appliance, Inc.*                                 3,000         30,000
Sun Microsystems, Inc.*                                  2,520          7,837
                                                                   ----------
                                                                      125,435
                                                                   ----------
ELECTRICAL EQUIPMENT -- 0.4%
Silicon Laboratories, Inc.*                                360          6,869
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 7.2%
Celestica, Inc.*                                           490          6,909
Flextronics International, Ltd.*                         1,000          8,190
Ingram Micro, Inc. Class A*                                425          5,249
Jabil Circuit, Inc.*                                     1,380         24,729
Sanmina-SCI Corp.*                                       1,831          8,221
Solectron Corp.*                                         4,700         16,685
United Microelectronics Corp.*                           6,760         22,714
Vishay Intertechnology, Inc.*                            1,300         14,534
                                                                   ----------
                                                                      107,231
                                                                   ----------
INTERNET & CATALOG RETAIL -- 2.4%
eBay, Inc.*                                                535         36,284
                                                                   ----------
INTERNET SOFTWARE & SERVICES -- 7.1%
AOL Time Warner, Inc.*                                     550          7,205
Marvell Technology Group, Ltd.                           1,525         28,761
Websense, Inc.*                                          1,720         36,741
Yahoo! Inc.*                                             2,010         32,864
                                                                   ----------
                                                                      105,571
                                                                   ----------
IT CONSULTING & SERVICES -- 7.2%
Accenture, Ltd. Class A*                                   510          9,175
Acxiom Corp.*                                            1,235         18,994
Affiliated Computer Services, Inc. Class A*                700         36,855
SunGard Data Systems, Inc.*                                650         15,314


                                                       SHARES       VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
IT CONSULTING & SERVICES (CONTINUED)
Sykes Enterprises, Inc.*                                 1,650     $    5,412
Titan Corp.*                                             1,450         15,080
Unisys Corp.*                                              660          6,534
                                                                   ----------
                                                                      107,364
                                                                   ----------
LEISURE EQUIPMENT & PRODUCTS -- 1.7%
Sony Corp. ADR                                             610         25,199
                                                                   ----------
MULTILINE RETAIL -- 2.1%
Amazon.com, Inc.*                                        1,700         32,113
                                                                   ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 22.4%
Altera Corp.*                                            2,090         25,770
Analog Devices, Inc.*                                      985         23,512
Applied Materials, Inc.*                                 2,210         28,796
Intel Corp.                                              1,820         28,337
KLA-Tencor Corp.*                                          350         12,380
Lattice Semiconductor Corp.*                             1,570         13,769
Linear Technology Corp.                                  1,015         26,106
LSI Logic Corp.*                                         1,200          6,924
Maxim Integrated Products, Inc.                            775         25,606
Microchip Technology, Inc.                                 800         19,560
Pixelworks, Inc.*                                          860          4,988
Power Intergrations, Inc.*                                 760         12,920
QLogic Corp.*                                            1,020         35,200
RF Micro Devices, Inc.*                                    960          7,037
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR*                                              3,908         27,551
Texas Instruments, Inc.                                  1,980         29,720
TriQuint Semiconductor, Inc.*                            1,450          6,148
                                                                   ----------
                                                                      334,324
                                                                   ----------
SOFTWARE -- 17.8%
BEA Systems, Inc.*                                       3,270         37,507
Cadence Design Systems, Inc.*                              650          7,663
Echelon Corp.*                                           2,430         27,240
Intuit, Inc.*                                              450         21,114
J.D. Edwards & Co.*                                        700          7,896
Mercury Interactive Corp.*                                 360         10,674
Microsoft Corp.*                                           610         31,537
Oracle Corp.*                                            2,550         27,540
PeopleSoft, Inc.*                                          985         18,026
Quest Software, Inc.*                                    1,730         17,836
Rational Software Corp.*                                 1,060         11,013
SERENA Software, Inc.*                                     670         10,579
Siebel Systems, Inc.*                                      720          5,386
Symantec Corp.*                                            400         16,204
VERITAS Software Corp.*                                  1,025         16,011
                                                                   ----------
                                                                      266,226
                                                                   ----------
TOTAL COMMON STOCK
  (Cost $2,280,929)                                                 1,489,011
                                                                   ----------

                       See Notes to Financial Statements.

                         HARRIS INSIGHT TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    -----------



TEMPORARY INVESTMENTS -- 0.4%
Dreyfus Cash Management Plus #719                        6,253     $    6,253
Goldman Sachs Financial Square
  Money Market Portfolio                                     2              2
J.P. Morgan Institutional Prime
  Money Market Portfolio                                     3              3
                                                                   ----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $6,258)                                                         6,258
                                                                   ----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $2,287,187)                                                $1,495,269
                                                                   ==========

------------
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

                         HARRIS INSIGHT TECHNOLOGY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $2,287,187) ..........................................          $1,495,269
  Dividends receivable ............................................................                 455
  Interest receivable .............................................................                  14
  Receivable for capital stock sold ...............................................             466,948
  Other assets ....................................................................               4,906
                                                                                             ----------
       Total assets ...............................................................           1,967,592
                                                                                             ----------

LIABILITIES
  Payable for capital stock redeemed ..............................................             495,060
  Accrued expenses ................................................................               5,197
                                                                                             ----------
       Total liabilities ..........................................................             500,257
                                                                                             ----------

NET ASSETS
Applicable to 455,402 Institutional Shares
  and 340 B Shares of beneficial interest
  outstanding, $.001 par value (Note 9) ...........................................          $1,467,335
                                                                                             ==========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($1,466,253/455,402) ....................................               $3.22
                                                                                                  =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE OF 5.0%) PER B SHARE ($1,082/340) ........................................               $3.18
                                                                                                  =====

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------    -----------

COMMON STOCK -- 53.6%
AEROSPACE & DEFENSE -- 1.7%
Goodrich Corp.                                          10,800    $   197,856
Lockheed Martin Corp.                                    9,100        525,525
Triumph Group, Inc.*                                     2,935         93,744
United Technologies Corp.                                1,475         91,361
                                                                  -----------
                                                                      908,486
                                                                  -----------
AIR FREIGHT & COURIERS -- 0.2%
FedEx Corp.                                              2,000        108,440
                                                                  -----------
AIRLINES -- 0.3%
Alaska Air Group, Inc.*                                  7,920        171,468
                                                                  -----------
ALCOHOLIC BEVERAGES -- 0.4%
Anheuser-Busch Cos., Inc.                                3,180        153,912
Constellation Brands, Inc. Class A*                      2,780         65,914
                                                                  -----------
                                                                      219,826
                                                                  -----------
AUTO COMPONENTS -- 0.7%
Cooper Tire & Rubber Co.                                 5,460         83,757
Johnson Controls, Inc.                                   2,000        160,340
Tower Automotive, Inc.*                                  7,820         35,190
Visteon Corp.                                           11,140         77,534
                                                                  -----------
                                                                      356,821
                                                                  -----------
AUTOMOBILES -- 0.9%
General Motors Corp.                                    12,400        457,064
                                                                  -----------
BANKS -- 5.0%
AmSouth Bancorp                                          9,800        188,160
Associated Banc-Corp                                     3,700        125,578
Bank of America Corp.                                    7,200        500,904
Compass Bancshares, Inc.                                 4,300        134,461
Dime Community Bancshares, Inc.                          7,300        139,795
First Citizens BancShares, Inc. Class A                  1,080        104,328
Southtrust Corp.                                        21,900        544,215
Susquehanna Bancshares, Inc.                             3,900         81,280
U.S. Bancorp                                            13,560        287,743
Washington Mutual, Inc.                                 12,420        428,863
Wells Fargo & Co.                                        1,350         63,274
                                                                  -----------
                                                                    2,598,601
                                                                  -----------
BEVERAGES -- 0.6%
Pepsi Bottling Group, Inc.                               9,700        249,290
Pepsico, Inc.                                            1,370         57,841
                                                                  -----------
                                                                      307,131
                                                                  -----------
BIOTECHNOLOGY -- 0.1%
Amgen, Inc.*                                             1,450         70,093
                                                                  -----------
BUILDING PRODUCTS -- 0.3%
Masco Corp.                                              7,700        162,085
                                                                  -----------
CASINOS -- 1.0%
GTECH Holdings Corp.*                                    6,700        186,662
Mandalay Resort Group*                                  10,400        318,344
                                                                  -----------
                                                                      505,006
                                                                  -----------
CHEMICALS -- 0.9%
Cytec Industries, Inc.*                                  4,800        130,944
MacDermid, Inc.                                          3,800         86,830


                                                       SHARES       VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
CHEMICALS (CONTINUED)
Octel Corp.                                              6,700    $   105,860
RPM International, Inc.                                  9,700        148,216
                                                                  -----------
                                                                      471,850
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES -- 2.1%
Apollo Group, Inc. Class A*                                770         33,880
Career Education Corp.*                                  1,100         44,000
Cendant Corp.*                                          27,500        288,200
Deluxe Corp.                                               800         33,680
Fiserv, Inc.*                                            2,150         72,992
Republic Services, Inc.*                                17,400        365,052
Viad Corp.                                               7,300        163,155
Weight Watchers International, Inc.*                     2,100         96,537
                                                                  -----------
                                                                    1,097,496
                                                                  -----------
COMMUNICATIONS EQUIPMENT -- 0 7%
Cisco Systems, Inc.*                                    18,650        244,315
Motorola, Inc.                                           9,900         85,635
Qualcomm, Inc.*                                          1,100         40,029
                                                                  -----------
                                                                      369,979
                                                                  -----------
COMPUTERS & PERIPHERALS -- 1.7%
Dell Computer Corp.*                                    27,690        740,431
International Business Machines Corp.                    1,050         81,375
Iomega Corp.*                                            7,700         60,445
                                                                  -----------
                                                                      882,251
                                                                  -----------
CONTAINERS & PACKAGING -- 0.5%
Crown Cork & Seal Co., Inc.*                            13,500        107,325
Pactiv Corp.*                                            6,550        143,183
                                                                  -----------
                                                                      250,508
                                                                  -----------
DIVERSIFIED FINANCIALS -- 3.3%
Bear Stearns Cos., Inc.                                  6,400        380,160
Capital One Financial Corp.                             12,230        363,475
Citigroup, Inc.                                            584         20,551
Fannie Mae                                               6,120        393,700
Financial Federal Corp.*                                 4,200        105,546
Friedman, Billings, Ramsey Group, Inc.*                 10,100         94,536
Moody's Corp.                                            6,600        272,514
San Juan Basin Royalty Trust                             7,000         95,900
                                                                  -----------
                                                                    1,726,382
                                                                  -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.7%
CenturyTel, Inc.                                         7,000        205,660
IDT Corp.*                                               5,200         89,908
Level 3 Communications, Inc.*                           27,500        134,750
Verizon Communications, Inc.                            11,842        458,877
                                                                  -----------
                                                                      889,195
                                                                  -----------
ELECTRIC UTILITIES -- 0.6%
Great Plains Energy, Inc.                                1,490         34,091
Southern Co.                                             9,000        255,510
                                                                  -----------
                                                                      289,601
                                                                  -----------
ELECTRICAL EQUIPMENT -- 0.0%
ParthusCeva, Inc.*                                         513          3,032
                                                                  -----------

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
Jabil Circuit, Inc.*                                     1,100    $    19,712
Tech Data Corp.*                                         4,175        112,558
                                                                  -----------
                                                                      132,270
                                                                  -----------
ENERGY EQUIPMENT & SERVICES -- 0.4%
Denbury Resources, Inc.*                                 8,000         90,400
Halliburton Co.                                          2,000         37,420
Headwaters, Inc.*                                        6,500        100,815
                                                                  -----------
                                                                      228,635
                                                                  -----------
FOOD & DRUG RETAILING -- 0.2%
CVS Corp.                                                1,370         34,209
SUPERVALU, Inc.                                          5,600         92,456
                                                                  -----------
                                                                      126,665
                                                                  -----------
FOOD PRODUCTS -- 0.9%
ConAgra Foods, Inc.                                      8,900        222,589
Sara Lee Corp.                                           1,200         27,012
Tyson Foods, Inc. Class A                               19,300        216,546
                                                                  -----------
                                                                      466,147
                                                                  -----------
GAS UTILITIES -- 0.4%
AGL Resources, Inc.                                      5,330        129,519
Northwest Natural Gas Co.                                3,900        105,534
                                                                  -----------
                                                                      235,053
                                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
Beckman Coulter, Inc.                                    9,300        274,536
Becton, Dickinson & Co.                                 16,000        491,040
Guidant Corp.*                                           5,200        160,420
Hillenbrand Industries, Inc.                             3,900        188,409
Stryker Corp.                                            1,660        111,419
                                                                  -----------
                                                                    1,225,824
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES -- 2.0%
AdvancePCS*                                             18,110        402,223
AmerisourceBergen Corp.                                    700         38,017
Anthem, Inc.*                                              400         25,160
Cardinal Health, Inc.                                      640         37,882
Caremark Rx, Inc.*                                       5,880         95,550
Coventry Health Care, Inc.*                              5,400        156,762
Express Scripts, Inc.*                                   1,050         50,442
Health Management Associates, Inc. Class A               4,160         74,464
Invitrogen Corp.*                                        2,600         81,354
Kindred Healthcare, Inc.*                                4,200         76,234
Triad Hospitals, Inc.*                                     570         17,003
                                                                  -----------
                                                                    1,055,091
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Brinker International, Inc.*                             3,900        125,775
CBRL Group, Inc.                                         4,000        120,520
Darden Restaurants, Inc.                                 3,462         70,798
Starbucks Corp.*                                         1,350         27,513
Yum! Brands, Inc.*                                       6,480        156,946
                                                                  -----------
                                                                      501,552
                                                                  -----------


                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
HOUSEHOLD DURABLES -- 0.8%
Central Garden & Pet Co.*                                3,000    $    55,530
Libbey, Inc.                                             3,030         78,780
M.D.C. Holdings, Inc.                                    1,630         62,364
Mohawk Industries, Inc.*                                 1,500         85,425
NVR, Inc.*                                                 320        104,160
Pulte Homes, Inc.                                          550         26,328
                                                                  -----------
                                                                      412,587
                                                                  -----------
HOUSEHOLD PRODUCTS -- 0.3%
Procter & Gamble Co.                                     2,040        175,318
                                                                  -----------
INDUSTRIAL CONGLOMERATES -- 1.1%
General Electric Co.                                    20,290        494,062
3M Co.                                                     450         55,485
                                                                  -----------
                                                                      549,547
                                                                  -----------
INSURANCE -- 2.6%
AFLAC, Inc.                                             14,200        427,704
AmerUs Group Co.                                         8,240        232,945
CNA Surety Corp.                                        13,510        106,054
IPC Holdings, Ltd.*                                      1,530         48,256
John Hancock Financial Services, Inc.                    5,300        147,870
MetLife, Inc.                                           15,000        405,600
                                                                  -----------
                                                                    1,368,429
                                                                  -----------
INTERNET & CATALOG RETAIL -- 0.1%
Williams-Sonoma, Inc.*                                   1,600         43,440
                                                                  -----------
INTERNET SOFTWARE & SERVICES -- 0.6%
AOL Time Warner, Inc.*                                  23,000        301,300
                                                                  -----------
IT CONSULTING & SERVICES -- 1.5%
Accenture, Ltd. Class A*                                 4,900         88,151
Affiliated Computer Services, Inc. Class A*                990         52,124
Computer Sciences Corp.*                                 6,600        227,370
Electronic Data Systems Corp.                           11,500        211,945
SunGard Data Systems, Inc.*                              8,000        188,480
                                                                  -----------
                                                                      768,070
                                                                  -----------
MACHINERY -- 0.9%
Donaldson Co., Inc.                                      2,600         93,600
ESCO Technologies, Inc.*                                 3,900        144,300
Esterline Technologies Corp.*                            4,760         84,109
Gardner Denver, Inc.*                                    4,810         97,643
SPS Technologies, Inc.*                                  2,600         61,750
                                                                  -----------
                                                                      481,402
                                                                  -----------
MEDIA -- 0.2%
Journal Register Co.*                                    3,600         64,008
Viacom, Inc. Class B*                                    1,240         50,542
                                                                  -----------
                                                                      114,550
                                                                  -----------
METALS & MINING -- 0.3%
Commercial Metals Co.                                   10,600        172,144
                                                                  -----------
MULTILINE RETAIL -- 1.6%
Dillard's, Inc. Class A                                 11,600        183,976
Federated Department Stores, Inc.*                       3,800        109,288
J.C. Penney Co., Inc. (Holding Co.)                      3,900         89,739

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Sears, Roebuck & Co.                                     4,600    $   110,170
ShopKo Stores, Inc.*                                     9,640        120,018
Wal-Mart Stores, Inc.                                    4,050        204,566
                                                                  -----------
                                                                      817,757
                                                                  -----------
OIL & GAS -- 2.4%
ConocoPhillips                                           3,600        174,204
Exxon Mobil Corp.                                       15,790        551,703
Hurricane Hydrocarbons, Ltd. Class A*                   11,500        119,830
XTO Energy, Inc.                                        16,200        400,140
                                                                  -----------
                                                                    1,245,877
                                                                  -----------
PERSONAL PRODUCTS -- 0.1%
NBTY, Inc.*                                              3,100         54,498
                                                                  -----------
PHARMACEUTICALS -- 4.0%
Abbott Laboratories, Inc.                                7,060        282,400
Alpharma, Inc. Class A                                   6,500         77,415
Eli Lilly & Co.                                            400         25,400
Johnson & Johnson                                        6,790        364,691
Merck & Co., Inc.                                        7,300        413,253
Mylan Laboratories, Inc.                                 3,900        136,110
Pfizer, Inc.                                            22,820        697,607
Pharmacia Corp.                                          1,400         58,520
Wyeth                                                    1,040         38,896
                                                                  -----------
                                                                    2,094,292
                                                                  -----------
REAL ESTATE -- 1.1%
CBL & Associates Properties, Inc.                        5,120        205,056
LNR Property Corp.                                       4,160        147,264
New Plan Excel Realty Trust                              6,100        116,449
Town & Country Trust                                     5,700        120,270
                                                                  -----------
                                                                      589,039
                                                                  -----------
ROAD & RAIL -- 0.6%
Dollar Thrifty Automotive Group, Inc.*                   7,600        160,740
Norfolk Southern Corp.                                   7,700        153,923
                                                                  -----------
                                                                      314,663
                                                                  -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.5%
Integrated Device Technology, Inc.*                        200          1,674
Intel Corp.                                             31,670        493,102
MEMC Electronic Materials, Inc.*                         7,200         54,504
Microchip Technology, Inc.                               1,570         38,386
Texas Instruments, Inc.                                 11,400        171,114
                                                                  -----------
                                                                      758,780
                                                                  -----------
SOFTWARE -- 1.7%
Adobe Systems, Inc.                                      1,100         27,281
BEA Systems, Inc.*                                       7,260         83,272
Citrix Systems, Inc.*                                    2,000         24,640
Intuit, Inc.*                                            3,300        154,836
J.D. Edwards & Co.*                                      1,830         20,643
Microsoft Corp.*                                         4,470        231,099
Oracle Corp.*                                            5,410         58,428
Symantec Corp.*                                          5,300        214,703
Take-Two Interactive Software, Inc.*                     4,200         98,658
                                                                  -----------
                                                                      913,560
                                                                  -----------


                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL -- 1.5%
Bed, Bath & Beyond, Inc.*                                1,590    $    54,902
Chico's FAS, Inc.*                                       2,100         39,711
Gap, Inc.                                                1,700         26,384
Lowe's Cos., Inc.                                        4,250        159,375
Pier 1 Imports, Inc.                                    14,790        279,975
Staples, Inc.*                                          11,360        207,888
                                                                  -----------
                                                                      768,235
                                                                  -----------
TEXTILES & APPAREL -- 0.4%
Coach, Inc.*                                             1,860         61,231
Timberland Co. Class A*                                  2,250         80,123
V.F. Corp.                                               2,300         82,915
                                                                  -----------
                                                                      224,269
                                                                  -----------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.1%
Nextel Communications, Inc. Class A*                     3,400         39,270
                                                                  -----------
TOTAL COMMON STOCK
  (Cost $29,597,770)                                               28,023,579
                                                                  -----------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

ASSET-BACKED SECURITIES -- 3.1%
BankBoston Marine Asset-Backed
  Trust Series 1997-2, Class A7
     6.820%                           04/15/13         $    24         24,581
CIT Equipment Collateral Series 2000-2,
  Class A4
     6.930%                           07/20/11             700        729,967
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
     7.450%                           09/15/07             150        163,710
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                           12/20/07             700        704,835
                                                                  -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,573,469)                                                 1,623,093
                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.1%
Bear Stearns Mortgage Securities, Inc.
  Series 1997-2, Class A4
     6.500%                           03/28/09              65         65,344
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
     5.880%                           11/12/31              13         14,465
Federal Home Loan Mortgage Corp.
  Series 2129, Class PD
     5.750%                           09/15/09             246        246,290
Federal Home Loan Mortgage Corp.
  Series 2513, Class JE
     5.000%                           10/15/17             450        461,050
Federal National Mortgage Association
  Series 145, Class 1 PO
     9.000%                           06/25/22             201        180,552
Federal National Mortgage Association
  Series 1993-197, Class SB
     10.707%                          10/25/08             200        220,001


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1996-53, Class K
     6.500%                           12/18/11         $   121    $   120,724
Federal National Mortgage Association
  Series 1997-20 IO
     1.840%                           03/25/27           1,047         82,012
Federal National Mortgage Association
  Series 1997-84, Class PL IO
     6.500%                           02/25/09             555         42,407
Federal National Mortgage Association
  Series 1998-47, Class PD
     6.250%                           06/18/24              75         76,537
Federal National Mortgage Association
  Series 1998-61, Class PB
     5.500%                           12/25/08             736        752,912
Federal National Mortgage Association
  Series 2000-T8, Class A
     7.303%                           12/25/30             263        275,056
Federal National Mortgage Association
  Series 2001-69, Class PE
     6.000%                           11/25/15             680        725,329
Federal National Mortgage Association
  Series 2002-14, Class PE
     6.000%                           01/25/32             345        367,418
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                           11/25/17             400        404,161
GE Capital Mortgage Services, Inc.
  Series 1998-16, Class A3
     6.500%                           10/25/13             268        285,490
Nationsbanc Montgomery Funding Corp.
  Series 1998-1, Class A16
     6.750%                           06/25/28             240        249,591
PNC Mortgage Securities Corp.
  Series 1994-4, Class A3
     6.850%                           08/25/09             739        768,575
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                           06/15/28             306         39,346
Wells Fargo Mortgage-Backed Securities
  Trust Series 2002-8, Class 2A3
     6.000%                           05/25/17             400        412,271
                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $5,589,614)                                                 5,789,531
                                                                  -----------
MORTGAGE-BACKED SECURITIES -- 8.1%
Federal National Mortgage Association#
     6.000%                           01/15/18             950        993,047
     6.500%                           01/15/18           1,285      1,354,872
     5.500%                           12/15/33             785        801,191
Federal National Mortgage Association
  Pool #345739
     7.500%                           03/01/27              12         13,192
Federal National Mortgage Association
  Pool #363317
     7.500%                           11/01/26               1          1,452
Federal National Mortgage Association
  Pool #368941
     7.500%                           12/01/26             157        167,211



COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #371323
     7.500%                           03/01/27         $    99    $   105,127
Government National Mortgage
  Association Pool #354675
     6.500%                           10/15/23             291        308,078
Government National Mortgage
  Association Pool #442138
     8.000%                           11/15/26             234        254,786
Government National Mortgage
  Association Pool #555127
     7.000%                           09/15/31             234        247,619
                                                                  -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $4,159,206)                                                 4,246,575
                                                                  -----------
CONVERTIBLE CORPORATE BONDS -- 0.1%
TELEPHONES
Nortel Networks Corp., Series 144A
  (Cost $90,000)
     4.250%                           09/01/08              90         47,475
                                                                  -----------
CORPORATE BONDS -- 12.8%
ELECTRIC -- 0.5%
Constellation Energy Group, Inc.
     7.600%                           04/01/32             110        112,765
Duke Capital Corp.
     8.000%                           10/01/19             150        143,754
                                                                  -----------
                                                                      256,519
                                                                  -----------
FINANCE - BANK -- 1.4%
M & T Bank
     8.000%                           10/01/10             275        330,382
Royal Bank of Scotland Group P.L.C.
     5.000%                           10/01/14             100        100,899
Union Planters Corp.
     7.750%                           03/01/11             275        325,680
                                                                  -----------
                                                                      756,961
                                                                  -----------
FINANCE - NON-BANK -- 3.6%
Boeing Capital Corp.
     7.375%                           09/27/10             180        201,142
CIT Group, Inc.
     7.750%                           04/02/12              55         61,877
Ford Motor Credit Corp.
     5.800%                           01/12/09             250        232,160
General Motors Acceptance Corp.
     6.875%                           09/15/11             150        149,831
Goldman Sachs Group, Inc.
     7.625%                           08/17/05             500        564,219
Household Finance Corp.
     6.500%                           11/15/08             100        107,653
Lehman Brothers Holdings, Inc.
     6.250%                           05/15/06             125        136,771
National Rural Utilities Cooperative
  Finance Corp.
     5.750%                           08/28/09             175        187,092
Simon Property Group L.P. Series 144A
     5.375%                           08/28/08              35         36,014


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
Textron Financial Corp.
     5.875%                           06/01/07         $   200    $   210,456
                                                                  -----------
                                                                    1,887,215
                                                                  -----------
INDUSTRIAL -- 4.3%
Boeing Co.
     8.750%                           09/15/31             100        130,436
Boston Properties, Inc. Series 144A
     6.250%                           01/15/13              50         50,711
Comcast Cable Communications, Inc.
     6.750%                           01/30/11              75         78,182
E.I. duPont de Nemours & Co.
     6.750%                           10/15/04             300        325,675
Goodrich Corp.
     6.450%                           12/15/07              75         76,628
     7.625%                           12/15/12              75         77,577
H.J. Heinz Finance Co., Series 144A
     6.000%                           03/15/12             150        163,181
John Deere Capital Corp.
     7.000%                           03/15/12             300        348,433
Kroger Co.
     6.800%                           04/01/11              85         93,322
Procter & Gamble Co. - Guaranteed ESOP
  Debentures Series A
     9.360%                           01/01/21             150        206,853
Safeway, Inc.
     5.800%                           08/15/12              85         89,108
Sears Roebuck Acceptance Corp.
     6.700%                           04/15/12             230        218,688
TCI Communications, Inc.
     8.750%                           08/01/15             175        201,823
Time Warner, Inc.
     9.125%                           01/15/13             140        164,539
                                                                  -----------
                                                                    2,225,156
                                                                  -----------
NATURAL GAS -- 0.7%
Duke Energy Field Services
     7.875%                           08/16/10             150        159,022
Enron Corp. ***
     6.950%                           07/15/28              45          6,075
Kinder Morgan, Inc.
     6.650%                           03/01/05             200        212,624
                                                                  -----------
                                                                      377,721
                                                                  -----------
OIL -- 1.0%
Anadarko Petroleum Corp.
     5.000%                           10/01/12             100        101,415
Conoco, Inc.
     6.950%                           04/15/29             165        187,609
Phillips Petroleum Co.
     8.500%                           05/25/05             200        227,549
                                                                  -----------
                                                                      516,573
                                                                  -----------
TELEPHONES -- 1.0%
AT&T Broadband Corp.
     8.375%                           03/15/13             117        133,184
AT&T Corp.
     6.000%                           03/15/09              12         12,001


COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

CORPORATE BONDS (CONTINUED)
TELEPHONES (CONTINUED)
AT&T Wireless Services, Inc.
     7.875%                           03/01/11         $    40    $    40,272
Verizon Global Funding Corp.
     7.750%                           12/01/30              30         35,067
Vodafone Group P.L.C.
     7.750%                           02/15/10             250        295,343
WorldCom, Inc., Series 144A ***
     7.375%                           01/15/03             125         30,000
                                                                  -----------
                                                                      545,867
                                                                  -----------
TRANSPORTATION -- 0.3%
CSX Corp.
     6.750%                           03/15/11             140        156,539

TOTAL CORPORATE BONDS
  (Cost $6,380,156)                                                 6,722,551
                                                                  -----------
MUNICIPAL BONDS -- 1.5%
Arizona Agricultural Improvement &
  Power District Electrical Systems
  Revenue Bonds (Salt River Project)
  Series B
     5.000%                           01/01/31             330        335,709
Jefferson County, Alabama, Sewer
  Revenue Bonds (Capital Improvement)
  Series D
     5.000%                           02/01/42             100         99,655
Texas State Turnpike Authority, Central
  Texas Turnpike System Revenue Bonds
  Series A
     5.000%                           08/15/42             340        341,527
                                                                  -----------
TOTAL MUNICIPAL BONDS
  (Cost $767,333)                                                     776,891
                                                                  -----------
U.S. TREASURY OBLIGATIONS -- 6.7%
U.S. TREASURY BILLS** -- 0.1%
     1.600%                           01/23/03              10          9,993
     1.500%                           03/27/03              10          9,973
     1.240%                           06/05/03              15         14,924
                                                                  -----------
                                                                       34,890
                                                                  -----------
U.S. TREASURY BONDS -- 3.3%
     8.750%                           08/15/20             500        738,438
     7.250%                           08/15/22             643        837,026
     7.625%                           02/15/25             130        177,714
                                                                  -----------
                                                                    1,753,178
                                                                  -----------
U.S. TREASURY NOTES -- 3.3%
     7.875%                           11/15/04           1,545      1,725,754
     6.000%                           08/15/09               5          5,815
                                                                  -----------
                                                                    1,731,569
                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,386,206)                                                 3,519,637
                                                                  -----------

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                      SHARES        VALUE+
                                                     --------    ------------


TEMPORARY INVESTMENTS -- 3.0%
Dreyfus Cash Management Plus #719                    1,296,015    $ 1,296,015
Goldman Sachs Financial Square
  Money Market Portfolio                               285,680        285,680
J.P. Morgan Institutional Prime
  Money Market Portfolio                                    41             41
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,581,736)                                                 1,581,736
                                                                  -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $53,125,490)                                              $52,331,068
                                                                  ===========

------------
+   See Note 2a to the Financial Statements.
*   Non-income producing security.
**  Securities pledged as collateral for futures contracts.
*** Security in default.
#   Represents "to-be-announced" (TBA) transactions.
IO -- Interest Only Security.
PO -- Principal Only Security.

                                                       NUMBER OF     UNREALIZED
                                                       CONTRACTS    DEPRECIATION
                                                       ---------    ------------
Futures Contracts-- Short Position
  U.S. Treasury Notes, March 2003
  (Notional Value at 12/31/02 is
  $2,761,125.)                                              24        $(52,188)
                                                            ==        ========

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $53,125,490) ........................................          $52,331,068
   Short-term investments held as collateral for securities on loan ...............           13,459,378
   Dividends receivable ...........................................................               34,662
   Interest receivable ............................................................              257,760
   Futures margin receivable ......................................................                5,250
   Other assets ...................................................................                9,446
                                                                                             -----------
       Total assets ...............................................................           66,097,564
                                                                                             -----------

LIABILITIES
   Payable upon return of collateral on securities loaned .........................           13,459,378
   Payable for securities purchased ...............................................            3,128,435
   Payable for capital stock redeemed .............................................              218,321
   Accrued expenses ...............................................................               43,967
                                                                                             -----------
       Total liabilities ..........................................................           16,850,101
                                                                                             -----------

NET ASSETS
Applicable to 4,074,064 Institutional Shares, 164,415 N Shares, 22,539 A Shares,
   and 6,539 B Shares of beneficial interest outstanding, $.001 par value (Note 9)           $49,247,463
                                                                                             ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($47,015,326/4,074,064) ........................................................               $11.54
                                                                                                  ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER N SHARE
   ($1,896,960/164,415) ...........................................................               $11.54
                                                                                                  ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($259,891/22,539) ..............................................................               $11.53
                                                                                                  ======
MAXIMUM PUBLIC OFFERING, PRICE PER A SHARE
   ($11.53/0.945) (Note 6) ........................................................               $12.20
                                                                                                  ======
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($75,286/6,539) ................................................................               $11.51
                                                                                                  ======

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK -- 92.5%
AUSTRALIA -- 1.0%
Mayne Group, Ltd.                                      738,224    $ 1,355,165
                                                                  -----------
BRAZIL -- 1.2%
Companhia Vale do Rio Doce ADR                          63,100      1,735,250
                                                                  -----------
CHINA -- 2.1%
China Mobile, Ltd.*                                    619,000      1,472,417
Denway Motors, Ltd.                                  4,358,000      1,466,941
                                                                  -----------
                                                                    2,939,358
                                                                  -----------
FINLAND -- 2.1%
Tietoenator Oyj                                        104,500      1,425,543
UPM-Kymmene Oyj                                         47,000      1,509,177
                                                                  -----------
                                                                    2,934,720
                                                                  -----------
FRANCE -- 11.1%
Arcelor*                                               173,400      2,132,541
Axa                                                    102,100      1,370,304
European Aeronautic Defence & Space Co.                 75,000        775,208
Groupe Danone                                           18,500      2,488,746
Pechiney S.A.-A                                         53,500      1,877,331
Schneider Electric S.A.                                 28,000      1,324,827
Societe Generale                                        23,000      1,339,496
Suez S.A.                                               62,500      1,084,767
Total Fina Elf S.A.                                     24,000      3,427,600
                                                                  -----------
                                                                   15,820,820
                                                                  -----------
GERMANY -- 7.5%
Adidas-Salomon A.G.                                     21,100      1,822,229
BASF A.G.                                               53,400      2,021,755
Deutsche Bank A.G.                                      28,700      1,322,109
E.On A.G.                                               64,220      2,591,119
Linde A.G.                                              52,000      1,909,819
Volkswagen A.G.                                         29,100      1,060,825
                                                                  -----------
                                                                   10,727,856
                                                                  -----------
GREECE -- 1.0%
Hellenic Telecommunications Organization
  (OTE) S.A.                                           135,200      1,489,659
                                                                  -----------
HONG KONG -- 3.5%
HSBC Holdings P.L.C.                                   235,901      2,578,816
Hutchison Whampoa, Ltd.                                259,000      1,620,749
Wing Hang Bank, Ltd.                                   254,000        812,644
                                                                  -----------
                                                                    5,012,209
                                                                  -----------
ITALY -- 3.3%
ENI S.P.A.                                             204,500      3,251,073
Saipem S.P.A.                                          220,000      1,470,560
                                                                  -----------
                                                                    4,721,633
                                                                  -----------
JAPAN -- 16.8%
Daiichi Pharmaceutical Co., Ltd.                        98,000      1,406,370
Kao Corp.                                               90,000      1,975,646
Kyushu Electric Power Co., Inc.                             90          1,317
Lawson, Inc.                                            62,000      1,494,227
Mabuchi Motor Co., Ltd.                                 28,500      2,622,566
Mazda Motor Corp.                                    1,167,000      2,163,478


                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
NEC Corp.                                              327,000    $ 1,223,460
Omron Corp.                                            117,000      1,725,372
Promise Co., Ltd.                                       47,700      1,700,269
Rohm Co., Ltd.                                          13,000      1,655,262
Sony Corp.                                              58,000      2,424,201
Sumitomo Trust & Banking Co., Ltd.                     471,000      1,909,083
Takeda Chemical Industries, Ltd.                        48,000      2,006,235
TDK Corp.                                               38,800      1,562,854
                                                                  -----------
                                                                   23,870,340
                                                                  -----------
MEXICO -- 2.4%
Cemex S.A. de C.V. ADR                                  73,668      1,584,599
Telefonos de Mexico S.A. ADR                            55,100      1,762,098
                                                                  -----------
                                                                    3,346,697
                                                                  -----------
NETHERLANDS -- 2.4%
DSM N.V.                                                44,836      2,040,973
ING Groep N.V.                                          82,076      1,390,082
                                                                  -----------
                                                                    3,431,055
                                                                  -----------
SINGAPORE -- 2.1%
DBS Group Holdings, Ltd.                               367,300      2,329,361
Singapore Airlines, Ltd.                               113,000        664,510
                                                                  -----------
                                                                    2,993,871
                                                                  -----------
SPAIN -- 1.2%
Telefonica S.A.*                                       188,312      1,685,574
                                                                  -----------
SWEDEN -- 4.0%
Atlas Copco AB                                         101,100      1,792,650
Electrolux AB-B                                        155,500      2,453,855
Volvo AB-B                                              90,000      1,466,718
                                                                  -----------
                                                                    5,713,223
                                                                  -----------
SWITZERLAND -- 6.7%
Nestle S.A.                                             10,588      2,243,658
Novartis A.G.                                           62,500      2,280,428
Roche Holding A.G.                                      35,400      2,466,779
Swisscom A.G.                                            8,720      2,525,772
                                                                  -----------
                                                                    9,516,637
                                                                  -----------
TAIWAN -- 0.4%
Taiwan Semiconductor Manufacturing
  Co., Ltd. ADR*                                        79,000        556,950
                                                                  -----------
THAILAND -- 0.9%
Advanced Information Service Public Co.,
  Ltd.                                               1,500,000      1,244,200
                                                                  -----------
UNITED KINGDOM -- 22.8%
Amersham P.L.C.                                        253,600      2,270,009
Amvescap P.L.C.                                        206,800      1,325,065
Barclays P.L.C.                                        195,227      1,210,052
Boots Co. P.L.C.                                       279,600      2,637,778
British Airways P.L.C.                                 507,000      1,101,908
Compass Group P.L.C.                                   120,000        637,527
GlaxoSmithKline P.L.C.                                  78,492      1,506,278
GUS P.L.C.                                             361,946      3,362,196
Kingfisher P.L.C.                                    1,064,350      3,812,571


                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES        VALUE+
                                                       -------    -----------

COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
Lloyds TSB Group P.L.C.                                305,612   $  2,194,364
Rolls-Royce P.L.C.                                   1,280,564      2,205,914
Royal Bank of Scotland Group P.L.C.                     62,000      1,485,245
Signet Group P.L.C.                                  1,181,000      1,292,892
Standard Chartered P.L.C.                              244,093      2,774,365
Unilever P.L.C.                                        305,000      2,901,956
Vodafone Group P.L.C.                                  976,000      1,779,473
                                                                 ------------
                                                                   32,497,593
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $153,001,566)                                             131,592,810
                                                                 ------------
PREFERRED STOCK -- 0.9%
GERMANY
Volkswagen A.G.
  (Cost $1,482,403)                                     51,500      1,351,040
                                                                 ------------


COUPON                                                   PAR
 RATE                                 MATURITY          (000)
------                                --------         -------

U.S. TREASURY OBLIGATIONS -- 5.8%
U.S. Treasury Bills
     0.960%                           01/09/03         $ 6,103      6,101,691
     1.070%                           01/09/03           2,126      2,125,495
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,227,186)                                                 8,227,186
                                                                 ------------


                                                      SHARES
                                                      -------
TEMPORARY INVESTMENTS -- 0.4%
BlackRock Provident Institutional
  Funds - TempCash
  (Cost $569,422)                                      569,422        569,422
                                                                 ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $163,280,577)                                             141,740,458
                                                                 ------------
CURRENCY -- 0.0%
Euro Currency
  (Cost $2)                                                  2              2
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 0.4%
Dividends receivable and other assets                                 479,956
Receivable for capital stock sold                                     416,500
Payable for capital stock redeemed                                   (176,307)
Accrued expenses                                                     (207,504)
                                                                 ------------
                                                                      512,645
                                                                 ------------
NET ASSETS -- 100.0%
Applicable to 14,379,861 Institutional Shares,
  122,412 N Shares, 634 A Shares,
  and 1,098 B Shares of beneficial interest
  outstanding, $.001 par value (Note 9)                          $142,253,105
                                                                 ============
NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($141,033,815/14,379,861)                                       $9.81
                                                                        =====
NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER N SHARE
  ($1,202,637/122,412)                                                  $9.82
                                                                        =====
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($5,926/634)                                        $9.35
                                                                        =====
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($9.35/0.945) (NOTE 6)                                    $9.89
                                                                        =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($10,727/1,098)                                           $9.77
                                                                        =====


+  See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK -- 94.2%
ARGENTINA -- 1.4%
Tenaris S.A. ADR*                                       72,471    $ 1,392,893
                                                                  -----------
BRAZIL -- 5.8%
Aracruz Celulose S.A. ADR                               81,500      1,512,640
Companhia Vale do Rio Doce ADR                          85,400      2,348,500
Empresa Brasileira de Aeronautica S.A. ADR              68,781      1,093,618
Petroleo Brasileiro S.A. ADR                            43,000        642,420
                                                                  -----------
                                                                    5,597,178
                                                                  -----------
CHINA -- 10.4%
Aluminum Corp. of China, Ltd.                       11,758,000     1,703,758
Beijing Datang Power Generation Co., Ltd.            5,830,000      1,887,670
China Mobile, Ltd.*                                    871,000      2,071,850
China Petroleum & Chemical Corp. (Sinopec)           8,700,000      1,461,459
Denway Motors, Ltd.                                  5,294,000      1,782,007
Sinopec Shanghai Petrochemical Co., Ltd.             7,896,000      1,194,773
                                                                 ------------
                                                                   10,101,517
                                                                 ------------
CROATIA -- 1.8%
Pliva D.D. GDR                                         126,000      1,789,200
                                                                  -----------
CZECH REPUBLIC -- 1.0%
Komercni Banka A.S. GDR*                                44,698      1,028,054
                                                                  -----------
HONG KONG -- 6.3%
HSBC Holdings P.L.C.                                   196,725      2,150,553
Hutchison Whampoa, Ltd.                                302,600      1,893,585
Wing Hang Bank, Ltd.                                   654,000      2,092,399
                                                                  -----------
                                                                    6,136,537
                                                                  -----------
HUNGARY -- 4.0%
Gedeon Richter Rt.                                      31,500      2,080,757
Magyar Tavkozlesi Rt. ADR                               99,900      1,778,220
                                                                  -----------
                                                                    3,858,977
                                                                  -----------
INDIA -- 3.4%
Gujarat Ambuja Cements, Ltd. GDR                       424,500      1,392,360
Larsen & Toubro, Ltd. GDR                              225,200      1,869,160
                                                                  -----------
                                                                    3,261,520
                                                                  -----------
ISRAEL -- 2.7%
Check Point Software Technologies, Ltd.*               130,900      1,697,773
Teva Pharmaceutical Industries, Ltd. ADR                25,000        965,250
                                                                  -----------
                                                                    2,663,023
                                                                  -----------
KOREA -- 16.4%
Kookmin Bank ADR                                        66,581      2,353,638
Korea Electric Power Corp. ADR                         109,700        932,450
KT Corp. ADR                                           157,100      3,385,505
POSCO ADR                                               79,200      1,958,616
Samsung Electronics Co., Ltd. GDR                       25,350      3,377,888
Samsung Fire & Marine Insurance Co., Ltd.               31,000      1,693,689
Shinsegae Co., Ltd.                                     17,900      2,256,271
                                                                  -----------
                                                                   15,958,057
                                                                  -----------


                                                       SHARES       VALUE+
                                                       -------   ------------

COMMON STOCK (CONTINUED)
MALAYSIA -- 3.8%
Maxis Communications BHD*                            1,439,000    $ 2,044,906
Road Builder (M) Holdings BHD                        1,881,000      1,613,708
                                                                  -----------
                                                                    3,658,614
                                                                  -----------
MEXICO -- 7.1%
Cemex S.A. de C.V. ADR                                  90,383      1,944,138
Grupo Financiero Banorte S.A  de C.V.*                 572,000      1,393,922
Grupo Financiero BBVA Bancomer S.A.
  de C.V.-B*                                         1,353,000      1,022,767
Kimberly-Clark de Mexico S.A  de C.V.-A                348,400        799,082
Telefonos de Mexico S.A. ADR                            53,500      1,710,930
                                                                  -----------
                                                                    6,870,839
                                                                  -----------
POLAND -- 3.0%
Agora S.A.*                                             84,500      1,082,000
Telekomunikacja Polska S.A. GDR*                       537,300      1,799,955
                                                                  -----------
                                                                    2,881,955
                                                                 ------------
RUSSIA -- 8.3%
Lukoil Holding ADR                                      19,500      1,198,096
Mobile Telesystems ADR*                                 43,200      1,604,448
Norilsk Nickel Mining and Metallurgical Co.
  ADR                                                   69,600      1,407,326
Surgutneftegaz ADR                                     130,900      2,079,346
Wimm-Bill-Dann Foods ADR*                               97,600      1,751,920
                                                                  -----------
                                                                    8,041,136
                                                                  -----------
SINGAPORE -- 4.4%
DBS Group Holdings, Ltd.                               425,590      2,699,028
Singapore Airlines, Ltd.                               262,000      1,540,723
                                                                  -----------
                                                                    4,239,751
                                                                  -----------
SOUTH AFRICA -- 4.2%
Old Mutual P.L.C.                                    1,465,500      2,076,213
Standard Bank Group, Ltd.                              567,000      1,992,307
                                                                  -----------
                                                                    4,068,520
                                                                  -----------
TAIWAN -- 7.1%
Chinatrust Financial Holding Co., Ltd.               3,716,410      3,024,857
President Chain Store Corp.                          1,184,371      1,788,306
Taiwan Semiconductor Manufacturing Co.,
  Ltd.*                                              1,018,280      1,247,589
Yageo Corp.*                                         3,227,040        835,299
                                                                  -----------
                                                                    6,896,051
                                                                  -----------
THAILAND -- 3.1%
Advanced Information Service Public Co.,
  Ltd.                                               3,599,300      2,985,498
                                                                  -----------
TOTAL COMMON STOCK
  (Cost $91,761,730)                                               91,429,320
                                                                  -----------
RIGHTS & WARRANTS -- 0.0%
MEXICO
Cemex S.A. de C.V. ADR*
  (Cost $2,205)                                          1,260          2,079
                                                                 ------------


                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

COUPON                                                   PAR
 RATE                                 MATURITY          (000)        VALUE+
------                                --------         -------    -----------

U.S. TREASURY OBLIGATIONS -- 4.3%
U.S. Treasury Bills
     0.700%                           01/09/03         $ 2,381    $ 2,380,630
     1.070%                           01/09/03           1,800      1,799,572
                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,180,202)                                                 4,180,202
                                                                  -----------


                                                      SHARES
                                                     ---------
TEMPORARY INVESTMENTS -- 1.2%
BlackRock Provident Institutional
  Funds - TempCash
  (Cost $1,183,552)                                  1,183,552      1,183,552
                                                                 ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $97,127,689)                                               96,795,153
                                                                 ------------
CURRENCY -- 0.0%
Taiwanese Dollar
  (Cost $7,241)                                        252,203          7,253
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Dividends receivable and other assets                                 128,310
Receivable for capital stock sold                                     343,007
Payable for capital stock redeemed                                    (32,493)
Accrued expenses                                                     (152,712)
                                                                 ------------
                                                                      286,112
                                                                 ------------
NET ASSETS -- 100.0%
Applicable to 14,512,048 Institutional Shares,
  47,100 N Shares, 17,811 A Shares, and 1,250
  B Shares of beneficial interest outstanding,
  $.001 par value (Note 9)                                        $97,088,518
                                                                  ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($96,651,545/14,512,048)                                              $6.66
                                                                        =====
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($311,180/47,100)                                   $6.61
                                                                        =====
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($117,572/17,811)                                   $6.60
                                                                        =====
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($6.60/0.945) (NOTE 6)                                                $6.98
                                                                        =====
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($8,221/1,250)                                            $6.58
                                                                        =====

----------
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.


                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                     MONEY MARKET FUNDS
                                                                         ------------------------------------------
                                                                          GOVERNMENT                    TAX-EXEMPT
                                                                         MONEY MARKET   MONEY MARKET   MONEY MARKET
                                                                             FUND           FUND           FUND
                                                                         ------------   ------------    -----------
INVESTMENT INCOME:
  Interest .........................................................     $10,726,288    $121,857,207    $16,929,101
  Dividends ........................................................              --              --             --
  Foreign taxes withheld ...........................................              --              --             --
                                                                         -----------    ------------    -----------
    Total investment income ........................................      10,726,288     121,857,207     16,929,101
                                                                         -----------    ------------    -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) .................................         632,623       6,265,444      1,124,855
  Rule 12b-1 fee (Note 4) ..........................................         401,120       2,274,127        286,968
  Shareholder services fee (Note 4) ................................         918,183       5,276,377        668,274
  Program fee (Note 5) .............................................         338,466       3,057,694        196,582
  Commitment fee (Note 12) .........................................          10,058         104,817         19,068
  Transfer agency fee (Note 3) .....................................          84,289         372,094         88,585
  Administration fee (Note 3) ......................................         571,036       5,969,278      1,035,816
  Custodian fee (Note 3) ...........................................          23,834         241,790         33,542
  Directors' fees and expenses .....................................          13,727         133,125         27,356
  Audit fee ........................................................          25,587         212,615         36,173
  Legal fee ........................................................          11,627         120,258          7,516
  Amortization of offering expenses ................................              --              --             --
  Amortization of organization expenses (Note 2f) ..................              --              --             --
  Reports to shareholders ..........................................          21,202         184,886         35,524
  Registration fees ................................................          53,624         248,013         35,910
  Miscellaneous ....................................................          75,309         154,400         88,027
                                                                         -----------    ------------    -----------
    Total expenses .................................................       3,180,685      24,614,918      3,684,196
                                                                         -----------    ------------    -----------
  Less fee waivers and expense reimbursements (Notes 3,4,5) ........        (454,621)     (4,262,988)      (163,343)
                                                                         -----------    ------------    -----------
    Net expenses ...................................................       2,726,064      20,351,930      3,520,853
                                                                         -----------    ------------    -----------
  NET INVESTMENT INCOME/(LOSS) .....................................       8,000,224     101,505,277     13,408,248
                                                                         -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions ........................................          25,056        (513,865)      (179,553)
    Futures contracts ..............................................              --              --             --
    Foreign currency translations ..................................              --              --             --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ....................................................              --              --             --
    Futures contracts ..............................................              --              --             --
    Foreign currency translations ..................................              --              --             --
                                                                         -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .............          25,056        (513,865)      (179,553)
                                                                         -----------    ------------    -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONs ..................     $ 8,025,280    $100,991,412    $13,228,695
                                                                         ===========    ============    ===========


                                                                                            FIXED INCOME FUNDS
                                                                   -----------------------------------------------------------------
                                                                        SHORT/                        INTERMEDIATE       HIGH YIELD
                                                                   INTERMEDIATE BOND      BOND       GOVERNMENT BOND        BOND
                                                                         FUND             FUND            FUND             FUND(1)
                                                                   -----------------   -----------   ---------------     ---------
INVESTMENT INCOME:
  Interest ......................................................     $14,323,463      $13,626,804      $4,424,099        $418,252
  Dividends .....................................................              --               --              --              --
  Foreign taxes withheld ........................................              --               --              --              --
                                                                      -----------      -----------      ----------        --------
    Total investment income .....................................      14,323,463       13,626,804       4,424,099         418,252
                                                                      -----------      -----------      ----------        --------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..............................       1,689,430        1,437,315         522,454          21,588
  Rule 12b-1 fee (Note 4) .......................................           6,502            3,782           4,929              --
  Shareholder services fee (Note 4) .............................          16,464           17,854          36,864              --
  Program fee (Note 5) ..........................................              --               --              --              --
  Commitment fee (Note 12) ......................................           4,234            3,897           1,388              --
  Transfer agency fee (Note 3) ..................................          62,787           66,775          57,071           1,574
  Administration fee (Note 3) ...................................         538,723          495,379         204,305          10,835
  Custodian fee (Note 3) ........................................          22,310           20,658          11,214             671
  Directors' fees and expenses ..................................           6,392            5,959           2,129              99
  Audit fee .....................................................           9,598            7,616           2,795             122
  Legal fee .....................................................           3,716            3,722           2,072              67
  Amortization of offering expenses .............................              --               --              --          29,945
  Amortization of organization expenses (Note 2f) ...............              --               --             816              --
  Reports to shareholders .......................................           7,661            6,572           2,683             110
  Registration fees .............................................          44,766           39,264          41,121           1,541
  Miscellaneous .................................................          29,724           23,428           9,901           1,206
                                                                      -----------      -----------      ----------        --------
    Total expenses ..............................................       2,442,307        2,132,221         899,742          67,758
                                                                      -----------      -----------      ----------        --------
  Less fee waivers and expense reimbursements (Notes 3,4,5) .....        (971,311)        (783,832)       (456,062)        (38,495)
                                                                      -----------      -----------      ----------        --------
    Net expenses ................................................       1,470,996        1,348,389         443,680          29,263
                                                                      -----------      -----------      ----------        --------
  NET INVESTMENT INCOME/(LOSS) ..................................      12,852,467       12,278,415       3,980,419         388,989
                                                                      -----------      -----------      ----------        --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions .....................................        (793,659)         850,747         701,973        (514,504)
    Futures contracts ...........................................      (2,144,971)      (2,161,055)        (64,357)             --
    Foreign currency translations                                              --               --              --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments .................................................       5,308,378        4,759,687       3,368,845         821,265
    Futures contracts ...........................................        (143,075)        (521,484)        (55,523)             --
    Foreign currency translations ...............................              --               --              --              --
                                                                      -----------      -----------      ----------        --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ..........       2,226,673        2,927,895       3,950,938         306,761
                                                                      -----------      -----------      ----------        --------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONs ...............     $15,079,140      $15,206,310      $7,931,357        $695,750
                                                                      ===========      ===========      ==========        ========

                                                                                    FIXED INCOME FUNDS
                                                                   -------------------------------------------------
                                                                    INTERMEDIATE                         CONVERTIBLE
                                                                   TAX-EXEMPT BOND     TAX-EXEMPT BOND   SECURITIES
                                                                        FUND                 FUND           FUND
                                                                    --------------     ---------------  ------------
INVESTMENT INCOME:
  Interest ......................................................     $11,120,641        $ 5,919,590    $   475,795
  Dividends .....................................................              --                 --        485,300
  Foreign taxes withheld ........................................              --                 --             --
                                                                      -----------        -----------    -----------
    Total investment income .....................................      11,120,641          5,919,590        961,095
                                                                      -----------        -----------    -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..............................       1,465,340            689,770        149,718
  Rule 12b-1 fee (Note 4) .......................................           2,340              5,987            208
  Shareholder services fee (Note 4) .............................          22,425             17,818            699
  Program fee (Note 5) ..........................................              --                 --             --
  Commitment fee (Note 12) ......................................           4,265              2,008            396
  Transfer agency fee (Note 3) ..................................          50,119             45,999         27,394
  Administration fee (Note 3) ...................................         546,176            275,913         61,457
  Custodian fee (Note 3) ........................................           9,960              7,352          5,204
  Directors' fees and expenses ..................................           6,159              2,824            760
  Audit fee .....................................................           8,655              4,163            680
  Legal fee .....................................................           1,762              2,176          1,011
  Amortization of offering expenses .............................              --                 --             --
  Amortization of organization expenses (Note 2f) ...............              --                 --            816
  Reports to shareholders .......................................           9,589              3,621            741
  Registration fees .............................................          50,127             44,958         26,531
  Miscellaneous .................................................          24,643             14,803          9,011
                                                                      -----------        -----------    -----------
    Total expenses ..............................................       2,201,560          1,117,392        284,626
                                                                      -----------        -----------    -----------
  Less fee waivers and expense reimbursements (Notes 3,4,5) .....      (1,527,430)          (735,566)       (86,947)
                                                                      -----------        -----------    -----------
    Net expenses ................................................         674,130            381,826        197,679
                                                                      -----------        -----------    -----------
  NET INVESTMENT INCOME/(LOSS) ..................................      10,446,511          5,537,764        763,416
                                                                      -----------        -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions .....................................         131,508            351,444     (7,581,229)
    Futures contracts ...........................................              --                 --             --
    Foreign currency translations                                              --                 --             --
  Net change in unrealized appreciation/(depreciation) on:
    Investments .................................................      11,842,734          6,549,550      3,341,991
    Futures contracts ...........................................              --                 --             --
    Foreign currency translations ...............................              --                 --             --
                                                                      -----------        -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ..........      11,974,242          6,900,994     (4,239,238)
                                                                      -----------        -----------    -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONs ...............     $22,420,753        $12,438,758    $(3,475,822)
                                                                      ===========        ===========    ===========

  (1) For the period 09/23/02 (commencement of operations) to 12/31/02.

                       See Notes to Financial Statements.

104-105

                              HARRIS INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                          EQUITY FUNDS
                                                                          -------------------------------------------

                                                                                             EQUITY           CORE
                                                                              EQUITY         INCOME          EQUITY
                                                                               FUND           FUND            FUND
                                                                          ------------   ------------     -----------
INVESTMENT INCOME:
  Interest ...........................................................    $    160,156   $     48,196     $    45,585
  Dividends ..........................................................       4,247,974      1,161,413       1,712,358
  Foreign taxes withheld .............................................              --             --              --
                                                                          ------------   ------------     -----------
    Total investment income ..........................................       4,408,130      1,209,609       1,757,943
                                                                          ------------   ------------     -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ...................................       2,088,572        380,156       1,151,598
  Rule 12b-1 fee (Note 4) ............................................           1,057          1,472           1,809
  Shareholder services fee (Note 4) ..................................          35,756          8,918          10,969
  Commitment fee (Note 12) ...........................................           5,341            973           2,301
  Transfer agency fee (Note 3) .......................................          75,956         49,345          57,331
  Administration fee (Note 3) ........................................         614,829        147,808         299,592
  Custodian fee (Note 3) .............................................          17,516          9,905          16,820
  Directors' fees and expenses .......................................           8,320          1,927           2,956
  Audit fee ..........................................................           7,992          1,775           3,959
  Legal fee ..........................................................           3,445          1,530           1,664
  Amortization of organization expenses (Note 2f) ....................              --             --              --
  Reports to shareholders ............................................           9,795          2,027           4,230
  Registration fees ..................................................          38,049         36,947          35,509
  Miscellaneous ......................................................          16,195          7,054           8,972
                                                                          ------------   ------------     -----------
    Total expenses ...................................................       2,922,823        649,837       1,597,710
                                                                          ------------   ------------     -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ............         (60,619)      (134,383)       (177,422)
                                                                          ------------   ------------     -----------
    Net expenses .....................................................       2,862,204        515,454       1,420,288
                                                                          ------------   ------------     -----------
  NET INVESTMENT INCOME/(LOSS) .......................................       1,545,926        694,155         337,655
                                                                          ------------   ------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions ..........................................     (30,111,183)    (1,579,613)       (330,430)
    Futures contracts ................................................              --             --              --
    Foreign currency translations ....................................              --             --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................     (40,499,700)   (12,582,166)    (35,078,406)
    Futures contracts ................................................              --             --              --
    Foreign currency translations ....................................              --             --              --
                                                                          ------------   ------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............     (70,610,883)   (14,161,779)    (35,408,836)
                                                                          ------------   ------------     -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................    $(69,064,957)  $(13,467,624)   $(35,071,181)
                                                                          ============   ============    ============



                                                                                                  EQUITY FUNDS
                                                                        ----------------------------------------------------------
                                                                                                                        LARGE-CAP
                                                                         SMALL-CAP       SMALL-CAP                     AGGRESSIVE
                                                                        OPPORTUNITY       VALUE          INDEX           GROWTH
                                                                            FUND           FUND           FUND            FUND
                                                                        ------------   ------------   ------------     -----------
INVESTMENT INCOME:
  Interest ...........................................................  $    263,720   $    262,835   $    262,185     $     3,007
  Dividends ..........................................................     2,474,346      3,454,468      6,203,863          13,325
  Foreign taxes withheld .............................................            --             --             --              --
                                                                        ------------   ------------   ------------     -----------
    Total investment income ..........................................     2,738,066      3,717,303      6,466,048          16,332
                                                                        ------------   ------------   ------------     -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ...................................     3,981,517      2,098,113        991,143          18,960
  Rule 12b-1 fee (Note 4) ............................................         2,101          4,391          1,078              25
  Shareholder services fee (Note 4) ..................................        21,237         12,483         49,358               9
  Commitment fee (Note 12) ...........................................         7,099          4,655          7,062              --
  Transfer agency fee (Note 3) .......................................        73,237         63,297         79,697             348
  Administration fee (Note 3) ........................................       861,470        579,575        838,065           3,091
  Custodian fee (Note 3) .............................................        37,820         34,870         72,514           5,006
  Directors' fees and expenses .......................................        11,456          6,734         11,031              74
  Audit fee ..........................................................        12,220          8,512         12,463              89
  Legal fee ..........................................................         8,891         10,214          9,474              66
  Amortization of organization expenses (Note 2f) ....................            --            816             --              --
  Reports to shareholders ............................................        11,997          8,497         12,908              63
  Registration fees ..................................................        41,435         40,907         28,976          16,741
  Miscellaneous ......................................................        20,392         13,968         29,803           4,616
                                                                        ------------   ------------   ------------     -----------
    Total expenses ...................................................     5,090,872      2,887,032      2,143,572          49,088
                                                                        ------------   ------------   ------------     -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ............      (289,712)      (273,744)      (309,078)        (23,774)
                                                                        ------------   ------------   ------------     -----------
    Net expenses .....................................................     4,801,160      2,613,288      1,834,494          25,314
                                                                        ------------   ------------   ------------     -----------
  NET INVESTMENT INCOME/(LOSS) .......................................    (2,063,094)     1,104,015      4,631,554          (8,982)
                                                                        ------------   ------------   ------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions ..........................................   (16,073,248)   (14,836,700)       290,106        (825,478)
    Futures contracts ................................................            --             --     (1,748,770)             --
    Foreign currency translations ....................................            --             --             --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................   (44,725,890)   (24,072,373)  (100,170,208)       (240,176)
    Futures contracts ................................................            --             --       (727,400)             --
    Foreign currency translations ....................................            --             --             --              --
                                                                        ------------   ------------   ------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............   (60,799,138)   (38,909,073)  (102,356,272)     (1,065,654)
                                                                        ------------   ------------   ------------     -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................  $(62,862,232)  $(37,805,058)  $(97,724,718)    $(1,074,636)
                                                                        ============   ============   ============     ===========


                                                                                              EQUITY FUNDS
                                                                       -------------------------------------------------------
                                                                        SMALL-CAP
                                                                        AGGRESSIVE
                                                                          GROWTH      TECHNOLOGY      BALANCED   INTERNATIONAL
                                                                           FUND          FUND           FUND           FUND
                                                                        -----------   -----------   -----------   ------------
INVESTMENT INCOME:
  Interest ...........................................................  $     5,499   $     1,035   $ 1,403,485   $     46,625
  Dividends ..........................................................       47,667         2,937       403,428      3,779,067
  Foreign taxes withheld .............................................           --            --            --       (380,336)
                                                                        -----------   -----------   -----------   ------------
    Total investment income ..........................................       53,166         3,972     1,806,913      3,445,356
                                                                        -----------   -----------   -----------   ------------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ...................................       64,337        16,666       320,157      1,611,693
  Rule 12b-1 fee (Note 4) ............................................           19             6           966            170
  Shareholder services fee (Note 4) ..................................            7             2         5,219          4,513
  Commitment fee (Note 12) ...........................................           --            --           946          2,743
  Transfer agency fee (Note 3) .......................................          918           412        43,369         57,232
  Administration fee (Note 3) ........................................       18,027         3,045       144,961        360,986
  Custodian fee (Note 3) .............................................        9,967         2,826        25,675         92,352
  Directors' fees and expenses .......................................          234            83         1,374          4,005
  Audit fee ..........................................................          283           110         1,855          5,721
  Legal fee ..........................................................          334           112         1,303          7,437
  Amortization of organization expenses (Note 2f) ....................           --            --           816             --
  Reports to shareholders ............................................          281            77         1,994          4,023
  Registration fees ..................................................       16,601        16,743        35,144         39,390
  Miscellaneous ......................................................        5,357         5,361        17,647         12,373
                                                                        -----------   -----------   -----------   ------------
    Total expenses ...................................................      116,365        45,443       601,426      2,202,638
                                                                        -----------   -----------   -----------   ------------
  Less fee waivers and expense reimbursements (Notes 3,4) ............      (30,559)      (23,058)     (125,676)       (49,033)
                                                                        -----------   -----------   -----------   ------------
    Net expenses .....................................................       85,806        22,385       475,750      2,153,605
                                                                        -----------   -----------   -----------   ------------
  NET INVESTMENT INCOME/(LOSS) .......................................      (32,640)      (18,413)    1,331,163      1,291,751
                                                                        -----------   -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions ..........................................   (1,400,734)   (1,329,767)   (2,981,141)   (18,112,603)
    Futures contracts ................................................           --            --      (195,257)            --
    Foreign currency translations ....................................           --            --            --       (274,841)
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................     (662,573)     (112,034)   (3,130,721)    (5,589,125)
    Futures contracts ................................................           --            --       (59,219)            --
    Foreign currency translations ....................................           --            --            --         47,308
                                                                        -----------   -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............   (2,063,307)   (1,441,801)   (6,366,338)   (23,929,261)
                                                                        -----------   -----------   -----------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................  $(2,095,947)  $(1,460,214)  $(5,035,175)  $(22,637,510)
                                                                        ===========   ===========   ===========   ============


                                                                         EQUITY FUNDS
                                                                         ------------

                                                                           EMERGING
                                                                            MARKETS
                                                                             FUND
                                                                          -----------
INVESTMENT INCOME:
  Interest ...........................................................    $    70,800
  Dividends ..........................................................      1,597,898
  Foreign taxes withheld .............................................        (94,952)
                                                                          -----------
    Total investment income ..........................................      1,573,746
                                                                          -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ...................................        946,607
  Rule 12b-1 fee (Note 4) ............................................            281
  Shareholder services fee (Note 4) ..................................            856
  Commitment fee (Note 12) ...........................................          1,294
  Transfer agency fee (Note 3) .......................................         35,018
  Administration fee (Note 3) ........................................        190,549
  Custodian fee (Note 3) .............................................         71,749
  Directors' fees and expenses .......................................          1,821
  Audit fee ..........................................................          2,634
  Legal fee ..........................................................          2,399
  Amortization of organization expenses (Note 2f) ....................             --
  Reports to shareholders ............................................          2,306
  Registration fees ..................................................         34,143
  Miscellaneous ......................................................         17,322
                                                                          -----------
    Total expenses ...................................................      1,306,979
                                                                          -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ............        (43,760)
                                                                          -----------
    Net expenses .....................................................      1,263,219
                                                                          -----------
  NET INVESTMENT INCOME/(LOSS) .......................................        310,527
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 8):
  Net realized gain/(loss) from:
    Investment transactions ..........................................     (4,296,608)
    Futures contracts ................................................             --
    Foreign currency translations ....................................       (110,871)
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................     (1,342,272)
    Futures contracts ................................................             --
    Foreign currency translations ....................................          4,210
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............     (5,745,541)
                                                                          -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................    $(5,435,014)
                                                                          ===========

                       See Notes to Financial Statements.

106-107

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                       MONEY MARKET FUNDS
                                                                        ---------------------------------------------
                                                                         GOVERNMENT                     TAX-EXEMPT
                                                                        MONEY MARKET    MONEY MARKET   MONEY MARKET
                                                                            FUND            FUND           FUND
                                                                        ------------   --------------  --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ......................................     $  8,000,224   $  101,505,277  $   13,408,248
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .............           25,056         (513,865)       (179,553)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ...................................               --               --              --
                                                                        ------------   --------------  --------------
Increase/(decrease) in net assets from operations .................        8,025,280      100,991,412      13,228,695
                                                                        ------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ............................................       (3,649,156)     (63,542,612)    (10,926,944)
  N Shares ........................................................       (3,837,382)     (19,984,265)     (2,253,788)
  A Shares ........................................................               --               --              --
  B Shares ........................................................               --              (56)             --
  Exchange Shares .................................................               --      (12,117,933)             --
  Service Shares ..................................................         (526,327)      (5,933,386)       (227,516)
                                                                        ------------   --------------  --------------
Total distributions from net investment income ....................       (8,012,865)    (101,578,252)    (13,408,248)
                                                                        ------------   --------------  --------------
Net realized gains on investments:
  Institutional Shares ............................................               --               --              --
  N Shares ........................................................               --               --              --
  A Shares ........................................................               --               --              --
  B Shares ........................................................               --               --              --
                                                                        ------------   --------------  --------------
Total distributions from net realized gains .......................               --               --              --
                                                                        ------------   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ............................................       12,041,732    2,671,757,632      27,141,601
  N Shares ........................................................       19,339,678     (244,987,936)    (19,820,589)
  A Shares ........................................................               --               --              --
  B Shares ........................................................               --           15,113              --
  Exchange Shares .................................................               --    1,090,915,269              --
  Service Shares ..................................................      197,788,505    1,267,896,772      78,781,881
                                                                        ------------   --------------  --------------
Increase/(decrease) in net assets from capital share
  transactions ....................................................      229,169,915    4,785,596,850      86,102,893
                                                                        ------------   --------------  --------------
Total increase/(decrease) in net assets ...........................      229,182,330    4,785,010,010      85,923,340

NET ASSETS:
Beginning of period ...............................................      532,225,998    4,123,576,295   1,018,694,970
                                                                        ------------   --------------  --------------
End of period .....................................................     $761,408,328   $8,908,586,305  $1,104,618,310
                                                                        ============   ==============  ==============


                                                                                          FIXED INCOME FUNDS
                                                                         --------------------------------------------------
                                                                              SHORT/                          INTERMEDIATE
                                                                         INTERMEDIATE BOND       BOND       GOVERNMENT BOND
                                                                               FUND              FUND            FUND
                                                                         -----------------   ------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .......................................        $ 12,852,467     $ 12,278,415     $ 3,980,419
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ..............          (2,938,630)      (1,310,308)        637,616
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ....................................           5,165,303        4,238,203       3,313,322
                                                                            ------------     ------------     -----------
Increase/(decrease) in net assets from operations ..................          15,079,140       15,206,310       7,931,357
                                                                            ------------     ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............................................         (12,439,684)     (12,147,235)     (3,270,099)
  N Shares .........................................................            (327,854)        (369,953)       (686,876)
  A Shares .........................................................            (108,084)         (23,169)        (40,896)
  B Shares .........................................................              (5,430)         (16,561)        (14,095)
  Exchange Shares ..................................................                  --               --              --
  Service Shares ...................................................                  --               --              --
                                                                            ------------     ------------     -----------
Total distributions from net investment income .....................         (12,881,052)     (12,556,918)     (4,011,966)
                                                                            ------------     ------------     -----------
Net realized gains on investments:
  Institutional Shares .............................................                  --               --              --
  N Shares .........................................................                  --               --              --
  A Shares .........................................................                  --               --              --
  B Shares .........................................................                  --               --              --
                                                                            ------------     ------------     -----------
Total distributions from net realized gains ........................                  --               --              --
                                                                            ------------     ------------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares .............................................           4,996,755       (5,454,564)     11,041,072
  N Shares .........................................................           2,122,793         (355,306)     13,471,006
  A Shares .........................................................           3,747,986          590,765       1,740,023
  B Shares .........................................................             361,312          285,659         682,079
  Exchange Shares ..................................................                  --               --              --
  Service Shares ...................................................                  --               --              --
                                                                            ------------     ------------     -----------
Increase/(decrease) in net assets from capital share
  transactions .....................................................          11,228,846       (4,933,446)     26,934,180
                                                                            ------------     ------------     -----------
Total increase/(decrease) in net assets ............................          13,426,934       (2,284,054)     30,853,571

NET ASSETS:
Beginning of period ................................................         237,904,153      225,549,040      67,716,693
                                                                            ------------     ------------     -----------
End of period ......................................................        $251,331,087     $223,264,986     $98,570,264
                                                                            ============     ============     ===========


                                                                                             FIXED INCOME FUNDS
                                                                      --------------------------------------------------------------
                                                                                       INTERMEDIATE                    CONVERTIBLE
                                                                      HIGH YIELD BOND TAX-EXEMPT BOND TAX-EXEMPT BOND  SECURITIES
                                                                           FUND(1)         FUND             FUND          FUND
                                                                        -----------    ------------     ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .......................................    $   388,989    $ 10,446,511     $  5,537,764   $    763,416
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ..............       (514,504)        131,508          351,444     (7,581,229)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ....................................        821,265      11,842,734        6,549,550      3,341,991
                                                                        -----------    ------------     ------------   ------------
Increase/(decrease) in net assets from operations ..................        695,750      22,420,753       12,438,758     (3,475,822)
                                                                        -----------    ------------     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............................................       (388,989)    (10,060,940)      (5,158,368)      (713,187)
  N Shares .........................................................             --        (357,287)        (305,738)        (9,818)
  A Shares .........................................................             --         (25,027)         (60,372)        (2,148)
  B Shares .........................................................             --          (3,257)         (13,286)            --
  Exchange Shares ..................................................             --              --               --             --
  Service Shares ...................................................             --              --               --             --
                                                                        -----------    ------------     ------------   ------------
Total distributions from net investment income .....................       (388,989)    (10,446,511)      (5,537,764)      (725,153)
                                                                        -----------    ------------     ------------   ------------
Net realized gains on investments:
  Institutional Shares .............................................             --              --               --             --
  N Shares .........................................................             --              --               --             --
  A Shares .........................................................             --              --               --             --
  B Shares .........................................................             --              --               --             --
                                                                        -----------    ------------     ------------   ------------
Total distributions from net realized gains ........................             --              --               --             --
                                                                        -----------    ------------     ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares .............................................     17,781,227      15,700,144       (4,886,338)   (16,291,395)
  N Shares .........................................................             --       2,338,530       12,294,358         85,203
  A Shares .........................................................             --       1,486,330        3,407,281        (88,156)
  B Shares .........................................................             --         295,607          536,793             --
  Exchange Shares ..................................................             --              --               --             --
  Service Shares ...................................................             --              --               --             --
                                                                        -----------    ------------     ------------   ------------
Increase/(decrease) in net assets from capital share
  transactions .....................................................     17,781,227      19,820,611       11,352,094    (16,294,348)
                                                                        -----------    ------------     ------------   ------------
Total increase/(decrease) in net assets ............................     18,087,988      31,794,853       18,253,088    (20,495,323)

NET ASSETS:
Beginning of period ................................................             --     226,662,364      107,898,704     31,886,601
                                                                        -----------    ------------     ------------   ------------
End of period ......................................................    $18,087,988    $258,457,217     $126,151,792   $ 11,391,278
                                                                        ===========    ============     ============   ============

  (1) For the period 09/23/02 (commencement of operations) to 12/31/02.

                       See Notes to Financial Statements.

108-109

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                         EQUITY FUNDS
                                                                          -------------------------------------------

                                                                                              EQUITY          CORE
                                                                              EQUITY          INCOME         EQUITY
                                                                               FUND            FUND           FUND
                                                                          ------------   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .........................................    $  1,545,926   $    694,155    $    337,655
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ................     (30,111,183)    (1,579,613)       (330,430)
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations ......................................     (40,499,700)   (12,582,166)    (35,078,406)
                                                                          ------------   ------------    ------------
Increase/(decrease) in net assets from operations ....................     (69,064,957)   (13,467,624)    (35,071,181)
                                                                          ------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ...............................................      (1,539,764)      (649,156)       (334,524)
  N Shares ...........................................................         (12,004)       (36,148)         (1,281)
  A Shares ...........................................................            (237)        (3,440)           (290)
  B Shares ...........................................................              --           (470)             --
                                                                          ------------   ------------    ------------
Total distributions from net investment income .......................      (1,552,005)      (689,214)       (336,095)
                                                                          ------------   ------------    ------------
Net realized gains on investments:
  Institutional Shares ...............................................              --       (514,319)     (1,879,698)
  N Shares ...........................................................              --        (36,652)        (67,633)
  A Shares ...........................................................              --         (3,089)        (10,282)
  B Shares ...........................................................              --           (814)           (525)
                                                                          ------------   ------------    ------------
Total distributions from net realized gains ..........................              --       (554,874)     (1,958,138)
                                                                          ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...............................................      (7,443,790)    (1,448,047)    (15,828,856)
  N Shares ...........................................................      (2,007,656)       (95,285)       (689,428)
  A Shares ...........................................................          97,184         67,638          98,114
  B Shares ...........................................................         213,797         91,408          50,213
                                                                          ------------   ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions .......................................................      (9,140,465)    (1,384,286)    (16,369,957)
                                                                          ------------   ------------    ------------
Redemption Fees ......................................................              --             --              --
                                                                          ------------   ------------    ------------
Total increase/(decrease) in net assets ..............................     (79,757,427)   (16,095,998)    (53,735,371)

NET ASSETS:
Beginning of period ..................................................     329,560,258     62,848,458     156,448,165
                                                                          ------------   ------------    ------------
End of period ........................................................    $249,802,831   $ 46,752,460    $102,712,794
                                                                          ============   ============    ============



                                                                                              EQUITY FUNDS
                                                                       -----------------------------------------------------------
                                                                                                                      LARGE-CAP
                                                                         SMALL-CAP     SMALL-CAP                     AGGRESSIVE
                                                                        OPPORTUNITY      VALUE          INDEX          GROWTH
                                                                            FUND         FUND            FUND           FUND
                                                                       ------------  ------------   -------------    -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ......................................    $ (2,063,094) $  1,104,015   $   4,631,554    $    (8,982)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .............     (16,073,248)  (14,836,700)     (1,458,664)      (825,478)
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations ...................................     (44,725,890)  (24,072,373)   (100,897,608)      (240,176)
                                                                       ------------  ------------   -------------    -----------
Increase/(decrease) in net assets from operations .................     (62,862,232)  (37,805,058)    (97,724,718)    (1,074,636)
                                                                       ------------  ------------   -------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ............................................              --      (937,900)     (4,429,455)            --
  N Shares ........................................................              --        (6,543)       (176,423)            --
  A Shares ........................................................              --        (1,320)             --             --
  B Shares ........................................................              --            --          (1,663)            --
                                                                       ------------  ------------   -------------    -----------
Total distributions from net investment income ....................              --      (945,763)     (4,607,541)            --
                                                                       ------------  ------------   -------------    -----------
Net realized gains on investments:
  Institutional Shares ............................................              --    (2,269,423)     (5,949,182)            --
  N Shares ........................................................              --       (41,212)       (329,787)            --
  A Shares ........................................................              --        (5,333)             --             --
  B Shares ........................................................              --        (3,825)           (658)            --
                                                                       ------------  ------------   -------------    -----------
Total distributions from net realized gains .......................              --    (2,319,793)     (6,279,627)            --
                                                                       ------------  ------------   -------------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ............................................     (26,318,911)    9,003,079      24,606,879     11,560,029
  N Shares ........................................................       6,980,744     1,651,632      (1,571,420)            --
  A Shares ........................................................         632,304       451,774              --             --
  B Shares ........................................................         223,482       234,412         587,337            178
                                                                       ------------  ------------   -------------    -----------
Increase/(decrease) in net assets from capital share
  transactions ....................................................     (18,482,381)   11,340,897      23,622,796     11,560,207
                                                                       ------------  ------------   -------------    -----------
Redemption Fees ...................................................          39,702        50,509              --             --
                                                                       ------------  ------------   -------------    -----------
Total increase/(decrease) in net assets ...........................     (81,304,911)  (29,679,208)    (84,989,090)    10,485,571

NET ASSETS:
Beginning of period ...............................................     419,955,704   252,150,665     457,398,392      2,413,057
                                                                       ------------  ------------   -------------    -----------
End of period .....................................................    $338,650,793  $222,471,457   $ 372,409,302    $12,898,628
                                                                       ============  ============   =============    ===========


                                                                                          EQUITY FUNDS
                                                           -----------------------------------------------------------------
                                                            SMALL-CAP
                                                           AGGRESSIVE                                             EMERGING
                                                             GROWTH     TECHNOLOGY    BALANCED    INTERNATIONAL   MARKETS
                                                              FUND         FUND         FUND           FUND         FUND
                                                           -----------  -----------  -----------  ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ............................  $   (32,640) $   (18,413) $ 1,331,163  $  1,291,751   $   310,527
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...   (1,400,734)  (1,329,767)  (3,176,398)  (18,387,444)   (4,407,479)
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations .........................     (662,573)    (112,034)  (3,189,940)   (5,541,817)   (1,338,062)
                                                           -----------  -----------  -----------  ------------   -----------
Increase/(decrease) in net assets from operations .......   (2,095,947)  (1,460,214)  (5,035,175)  (22,637,510)   (5,435,014)
                                                           -----------  -----------  -----------  ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..................................           --           --   (1,273,724)     (930,478)     (214,416)
  N Shares ..............................................           --           --      (45,408)       (3,766)           --
  A Shares ..............................................           --           --       (6,204)           --            --
  B Shares ..............................................           --           --         (813)          (12)           --
                                                           -----------  -----------  -----------  ------------   -----------
Total distributions from net investment income ..........           --           --   (1,326,149)     (934,256)     (214,416)
                                                           -----------  -----------  -----------  ------------   -----------
Net realized gains on investments:
  Institutional Shares ..................................           --           --           --            --            --
  N Shares ..............................................           --           --           --            --            --
  A Shares ..............................................           --           --           --            --            --
  B Shares ..............................................           --           --           --            --            --
                                                           -----------  -----------  -----------  ------------   -----------
Total distributions from net realized gains .............           --           --           --            --            --
                                                           -----------  -----------  -----------  ------------   -----------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share
    transactions in:
  Institutional Shares ..................................    1,519,480     (503,847)     550,476   (13,521,848)   62,151,678
  N Shares ..............................................           --           --     (118,546)   (4,149,222)      (32,515)
  A Shares ..............................................           --           --       (3,084)       52,099       146,081
  B Shares ..............................................        3,488        1,134       81,033        10,395         9,250
                                                           -----------  -----------  -----------  ------------   -----------
Increase/(decrease) in net assets from capital share
  transactions ..........................................    1,522,968     (502,713)     509,879   (17,608,576)   62,274,494
                                                           -----------  -----------  -----------  ------------   -----------
Redemption Fees .........................................           --           --           --       756,684        42,009
                                                           -----------  -----------  -----------  ------------   -----------
Total increase/(decrease) in net assets .................     (572,979)  (1,962,927)  (5,851,445)  (40,423,658)   56,667,073

NET ASSETS:
Beginning of period .....................................    7,854,534    3,430,262   55,098,908   182,676,763    40,421,445
                                                           -----------  -----------  -----------  ------------   -----------
End of period ...........................................  $ 7,281,555  $ 1,467,335  $49,247,463  $142,253,105   $97,088,518
                                                           ===========  ===========  ===========  ============   ===========

                       See Notes to Financial Statements.

110-111

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                         MONEY MARKET FUNDS
                                                                         -----------------------------------------------------
                                                                           GOVERNMENT                             TAX-EXEMPT
                                                                          MONEY MARKET       MONEY MARKET        MONEY MARKET
                                                                              FUND               FUND                FUND
                                                                         -------------     ---------------     ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................    $  20,923,667     $   180,406,633     $    26,261,234
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............           95,016             146,934                  --
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................               --                  --                  --
                                                                         -------------     ---------------     ---------------
Increase/(decrease) in net assets from operations ...................       21,018,683         180,553,567          26,261,234
                                                                         -------------     ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..............................................      (10,119,980)       (125,035,498)        (20,597,742)
  N Shares ..........................................................      (10,803,708)        (51,914,768)         (5,663,492)
  A Shares ..........................................................               --                  --                  --
  B Shares ..........................................................               --                 (49)                 --
  Exchange Shares ...................................................               --          (3,456,320)                 --
                                                                         -------------     ---------------     ---------------
Total distributions from net investment income ......................      (20,923,688)       (180,406,635)        (26,261,234)
                                                                         -------------     ---------------     ---------------
Net realized gains on investments:
  Institutional Shares ..............................................               --                  --                  --
  N Shares ..........................................................               --                  --                  --
  A Shares ..........................................................               --                  --                  --
  B Shares ..........................................................               --                  --                  --
                                                                         -------------     ---------------     ---------------
Total distributions from net realized gains .........................               --                  --                  --
                                                                         -------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................      (65,095,238)        171,252,609         (42,716,784)
  N Shares ..........................................................      (51,205,100)        248,548,667          (6,988,079)
  A Shares ..........................................................               --                  --                  --
  B Shares ..........................................................               --                  --                  --
  Exchange Shares ...................................................               --         343,607,258                  --
                                                                         -------------     ---------------     ---------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................     (116,300,338)        763,408,534         (49,704,863)
                                                                         -------------     ---------------     ---------------
Total increase/(decrease) in net assets .............................     (116,205,343)        763,555,466         (49,704,863)

NET ASSETS:
Beginning of period .................................................      648,431,341       3,360,020,829       1,068,399,833
                                                                         -------------     ---------------     ---------------
End of period .......................................................    $ 532,225,998     $ 4,123,576,295     $ 1,018,694,970
                                                                         =============     ===============     ===============




                                                                                          FIXED INCOME FUNDS
                                                                         -----------------------------------------------------
                                                                               SHORT/                          INTERMEDIATE
                                                                         INTERMEDIATE BOND       BOND        GOVERNMENT BOND
                                                                                FUND             FUND              FUND
                                                                         -----------------   -------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................       $ 13,605,183      $ 13,628,435      $ 4,134,920
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............          3,661,781         3,674,400        1,689,708
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................            622,344           443,203         (693,707)
                                                                            ------------      ------------      -----------
Increase/(decrease) in net assets from operations ...................         17,889,308        17,746,038        5,130,921
                                                                            ------------      ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..............................................        (13,292,857)      (13,395,411)      (3,822,115)
  N Shares ..........................................................           (260,582)         (295,116)        (332,322)
  A Shares ..........................................................            (33,081)           (6,462)         (15,708)
  B Shares ..........................................................               (104)           (1,851)          (3,450)
  Exchange Shares ...................................................                 --                --               --
                                                                            ------------      ------------      -----------
Total distributions from net investment income ......................        (13,586,624)      (13,698,840)      (4,173,595)
                                                                            ------------      ------------      -----------
Net realized gains on investments:
  Institutional Shares ..............................................                 --                --               --
  N Shares ..........................................................                 --                --               --
  A Shares ..........................................................                 --                --               --
  B Shares ..........................................................                 --                --               --
                                                                            ------------      ------------      -----------
Total distributions from net realized gains .........................                 --                --               --
                                                                            ------------      ------------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................         (1,498,200)        4,061,153       (2,460,443)
  N Shares ..........................................................          2,509,057         2,128,858          (39,411)
  A Shares ..........................................................            777,717           203,949          504,964
  B Shares ..........................................................             26,575           209,259          206,026
  Exchange Shares ...................................................                 --                --               --
                                                                            ------------      ------------      -----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................          1,815,149         6,603,219       (1,788,864)
                                                                            ------------      ------------      -----------
Total increase/(decrease) in net assets .............................          6,117,833        10,650,417         (831,538)

NET ASSETS:
Beginning of period .................................................        231,786,320       214,898,623       68,548,231
                                                                            ------------      ------------      -----------
End of period .......................................................       $237,904,153      $225,549,040      $67,716,693
                                                                            ============      ============      ===========



                                                                           -------------------------------------------------
                                                                             INTERMEDIATE                       CONVERTIBLE
                                                                           TAX-EXEMPT BOND   TAX-EXEMPT BOND   SECURITIES
                                                                                 FUND              FUND            FUND
                                                                           --------------    ---------------     ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................       $  9,504,228      $  5,499,126     $  1,306,130
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............          1,391,302         1,909,023       (3,844,603)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................            165,837          (965,580)      (4,182,244)
                                                                            ------------      ------------     ------------
Increase/(decrease) in net assets from operations ...................         11,061,367         6,442,569       (6,720,717)
                                                                            ------------      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..............................................         (9,380,541)       (5,426,401)      (1,297,061)
  N Shares ..........................................................           (121,060)          (56,687)         (10,506)
  A Shares ..........................................................             (2,607)          (14,270)          (2,628)
  B Shares ..........................................................                (10)           (1,768)              --
  Exchange Shares ...................................................                 --                --               --
                                                                            ------------      ------------     ------------
Total distributions from net investment income ......................         (9,504,218)       (5,499,126)      (1,310,195)
                                                                            ------------      ------------     ------------
Net realized gains on investments:
  Institutional Shares ..............................................                 --                --         (568,066)
  N Shares ..........................................................                 --                --           (5,471)
  A Shares ..........................................................                 --                --             (295)
  B Shares ..........................................................                 --                --               --
                                                                            ------------      ------------     ------------
Total distributions from net realized gains .........................                 --                --         (573,832)
                                                                            ------------      ------------     ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................         20,345,103        (5,821,347)      (5,600,900)
  N Shares ..........................................................          6,986,398           398,429          119,934
  A Shares ..........................................................            132,205           805,340          137,384
  B Shares ..........................................................              2,522           134,414               --
  Exchange Shares ...................................................                 --                --               --
                                                                            ------------      ------------     ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................         27,466,228        (4,483,164)      (5,343,582)
                                                                            ------------      ------------     ------------
Total increase/(decrease) in net assets .............................         29,023,377        (3,539,721)     (13,948,326)

NET ASSETS:
Beginning of period .................................................        197,638,987       111,438,425       45,834,927
                                                                            ------------      ------------     ------------
End of period .......................................................       $226,662,364      $107,898,704     $ 31,886,601
                                                                            ============      ============     ============

                       See Notes to Financial Statements.

112-113

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                             EQUITY FUNDS
                                                                           ------------------------------------------------

                                                                                                EQUITY             CORE
                                                                              EQUITY            INCOME            EQUITY
                                                                               FUND              FUND              FUND
                                                                           -------------     ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................     $  1,754,654     $    713,456      $    207,676
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................       (2,673,438)         993,774         2,121,731
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................      (10,810,723)     (11,396,428)      (24,110,616)
                                                                            ------------     ------------      ------------
Increase/(decrease) in net assets from operations .....................      (11,729,507)      (9,689,198)      (21,781,209)
                                                                            ------------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................       (1,744,898)        (672,280)         (173,987)
  N Shares ............................................................          (13,477)         (37,657)               --
  A Shares ............................................................             (150)          (3,460)               --
  B Shares ............................................................               --             (196)               --
  Exchange Shares .....................................................               --               --                --
                                                                            ------------     ------------      ------------
Total distributions from net investment income ........................       (1,758,525)        (713,593)         (173,987)
                                                                            ------------     ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................      (19,284,845)              --        (5,822,443)
  N Shares ............................................................         (976,319)              --          (255,222)
  A Shares ............................................................           (8,092)              --           (27,165)
  B Shares ............................................................               --               --              (231)
                                                                            ------------     ------------      ------------
Total distributions from net realized gains ...........................      (20,269,256)              --        (6,105,061)
                                                                            ------------     ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................         (587,455)       3,379,438        10,804,907
  N Shares ............................................................        1,575,518         (625,556)          294,128
  A Shares ............................................................           11,573         (153,623)           14,718
  B Shares ............................................................           20,421           93,296            13,902
  Exchange Shares .....................................................               --               --                --
                                                                            ------------     ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................        1,020,057        2,693,555        11,127,655
                                                                            ------------     ------------      ------------
Total increase/(decrease) in net assets ...............................      (32,737,231)      (7,709,236)      (16,932,602)

NET ASSETS:
Beginning of period ...................................................      362,297,489       70,557,694       173,380,767
                                                                            ------------     ------------      ------------
End of period .........................................................     $329,560,258     $ 62,848,458      $156,448,165
                                                                            ============     ============      ============





                                                                                             EQUITY FUNDS
                                                                            -----------------------------------------------

                                                                              SMALL-CAP        SMALL-CAP
                                                                             OPPORTUNITY         VALUE             INDEX
                                                                                FUND             FUND              FUND
                                                                            ------------     ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................     $ (2,932,630)    $    744,578      $  4,579,428
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................      (12,213,377)      13,087,796        17,744,877
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................      (31,630,723)      (5,044,531)      (91,578,587)
                                                                            ------------     ------------      ------------
Increase/(decrease) in net assets from operations .....................      (46,776,730)       8,787,843       (69,254,282)
                                                                            ------------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................               --         (731,640)       (4,435,150)
  N Shares ............................................................               --           (3,568)         (161,483)
  A Shares ............................................................               --             (429)               --
  B Shares ............................................................               --               --               (24)
  Exchange Shares .....................................................               --               --                --
                                                                            ------------     ------------      ------------
Total distributions from net investment income ........................               --         (735,637)       (4,596,657)
                                                                            ------------     ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................       (6,380,992)     (14,354,729)      (13,169,538)
  N Shares ............................................................         (137,936)        (224,176)         (728,096)
  A Shares ............................................................           (1,030)         (19,571)               --
  B Shares ............................................................              (15)         (14,069)             (663)
                                                                            ------------     ------------      ------------
Total distributions from net realized gains ...........................       (6,519,973)     (14,612,545)      (13,898,297)
                                                                            ------------     ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................       (1,469,845)     104,738,330       (15,496,520)
  N Shares ............................................................          217,518        2,259,237         3,283,936
  A Shares ............................................................          204,814          296,642                --
  B Shares ............................................................           39,691          317,544            25,316
  Exchange Shares .....................................................               --               --                --
                                                                            ------------     ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................       (1,007,822)     107,611,753       (12,187,268)
                                                                            ------------     ------------      ------------
Total increase/(decrease) in net assets ...............................      (54,304,525)     101,051,414       (99,936,504)

NET ASSETS:
Beginning of period ...................................................      474,260,229      151,099,251       557,334,896
                                                                            ------------     ------------      ------------
End of period .........................................................     $419,955,704     $252,150,665      $457,398,392
                                                                            ============     ============      ============





                                                                                             EQUITY FUNDS
                                                                           --------------------------------------------------
                                                                               LARGE-CAP        SMALL-CAP
                                                                              AGGRESSIVE       AGGRESSIVE
                                                                                GROWTH           GROWTH        TECHNOLOGY
                                                                                 FUND            FUND(1)          FUND
                                                                              -----------      -----------     -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................       $   (3,493)      $   (6,266)    $   (19,073)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................         (609,000)        (358,932)     (1,371,948)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................         (185,626)          81,565        (675,881)
                                                                              ----------       ----------     -----------
Increase/(decrease) in net assets from operations .....................         (798,119)        (283,633)     (2,066,902)
                                                                              ----------       ----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................               --               --             (67)
  N Shares ............................................................               --               --              --
  A Shares ............................................................               --               --              --
  B Shares ............................................................               --               --              --
  Exchange Shares .....................................................               --               --              --
                                                                              ----------       ----------     -----------
Total distributions from net investment income ........................               --               --             (67)
                                                                              ----------       ----------     -----------
Net realized gains on investments:
  Institutional Shares ................................................               --               --              --
  N Shares ............................................................               --               --              --
  A Shares ............................................................               --               --              --
  B Shares ............................................................               --               --              --
                                                                              ----------       ----------     -----------
Total distributions from net realized gains ...........................               --               --              --
                                                                              ----------       ----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................        3,182,466        8,137,149       3,458,659
  N Shares ............................................................               --               --              --
  A Shares ............................................................               --               --              --
  B Shares ............................................................            4,379            1,018             508
  Exchange Shares .....................................................               --               --              --
                                                                              ----------       ----------     -----------
Increase/(decrease) in net assets from capital share
  transactions ........................................................        3,186,845        8,138,167       3,459,167
                                                                              ----------       ----------     -----------
Total increase/(decrease) in net assets ...............................        2,388,726        7,854,534       1,392,198

NET ASSETS:
Beginning of period ...................................................           24,331               --       2,038,064
                                                                              ----------       ----------     -----------
End of period .........................................................       $2,413,057       $7,854,534     $ 3,430,262
                                                                              ==========       ==========     ===========






                                                                                            EQUITY FUNDS
                                                                             --------------------------------------------

                                                                                                                EMERGING
                                                                               BALANCED      INTERNATIONAL      MARKETS
                                                                                 FUND            FUND            FUND
                                                                             ------------    ------------     ----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................      $ 1,556,697     $  1,685,946     $   261,572
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................         (915,054)     (24,989,433)     (2,167,742)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................          (73,453)     (21,938,997)      2,073,982
                                                                             -----------     ------------     -----------
Increase/(decrease) in net assets from operations .....................          568,190      (45,242,484)        167,812
                                                                             -----------     ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................       (1,507,957)        (821,521)       (202,929)
  N Shares ............................................................          (53,009)         (11,760)           (373)
  A Shares ............................................................           (5,700)              (2)            (17)
  B Shares ............................................................               --               --              --
  Exchange Shares .....................................................               --               --              --
                                                                             -----------     ------------     -----------
Total distributions from net investment income ........................       (1,566,666)        (833,283)       (203,319)
                                                                             -----------     ------------     -----------
Net realized gains on investments:
  Institutional Shares ................................................         (173,879)              --              --
  N Shares ............................................................           (6,337)              --              --
  A Shares ............................................................             (561)              --              --
  B Shares ............................................................               --               --              --
                                                                             -----------     ------------     -----------
Total distributions from net realized gains ...........................         (180,777)              --              --
                                                                             -----------     ------------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................       (2,508,950)     (29,808,321)      8,026,156
  N Shares ............................................................          223,741        1,389,243        (185,345)
  A Shares ............................................................          161,943            1,613          (2,042)
  B Shares ............................................................               --            1,100              --
  Exchange Shares .....................................................               --               --              --
                                                                             -----------     ------------     -----------
Increase/(decrease) in net assets from capital share
  transactions ........................................................       (2,123,266)     (28,416,365)      7,838,769
                                                                             -----------     ------------     -----------
Total increase/(decrease) in net assets ...............................       (3,302,519)     (74,492,132)      7,803,262

NET ASSETS:
Beginning of period ...................................................       58,401,427      257,168,895      32,618,183
                                                                             -----------     ------------     -----------
End of period .........................................................      $55,098,908     $182,676,763     $40,421,445
                                                                             ===========     ============     ===========

  (1) For the period 01/09/01 (commencement of operations) to 12/31/01

                       See Notes to Financial Statements.

114-115

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                            NET                                NET
                                ASSET                       REALIZED AND      DISTRIBUTIONS       ASSET
                                VALUE             NET        UNREALIZED         FROM NET          VALUE
                              BEGINNING       INVESTMENT     GAIN/(LOSS)       INVESTMENT         END OF         TOTAL
                              OF PERIOD         INCOME     ON INVESTMENTS        INCOME           PERIOD         RETURN
------------------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/02                       $ 1.00           $0.016          $ --            $(0.016)          $ 1.00          1.65%
12/31/01                         1.00            0.040            --             (0.040)            1.00          4.04
12/31/00                         1.00            0.061            --             (0.061)            1.00          6.24
12/31/99                         1.00            0.049            --             (0.049)            1.00          5.04
12/31/98                         1.00            0.053            --             (0.053)            1.00          5.43

N SHARES
12/31/02                       $ 1.00           $0.013          $ --            $(0.013)          $ 1.00          1.30%
12/31/01                         1.00            0.036            --             (0.036)            1.00          3.68
12/31/00                         1.00            0.057            --             (0.057)            1.00          5.87
12/31/99                         1.00            0.046            --             (0.046)            1.00          4.67
12/31/98                         1.00            0.050            --             (0.050)            1.00          5.08

SERVICE SHARES
05/07/02 (3) to 12/31/02       $ 1.00           $0.006          $ --            $(0.006)          $ 1.00          0.57% (2)

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/02                       $ 1.00           $0.018          $ --            $(0.018)          $ 1.00          1.83%
12/31/01                         1.00            0.041            --             (0.041)            1.00          4.21
12/31/00                         1.00            0.063            --             (0.063)            1.00          6.46
12/31/99                         1.00            0.052            --             (0.052)            1.00          5.29
12/31/98                         1.00            0.055            --             (0.055)            1.00          5.61

N SHARES
12/31/02                       $ 1.00           $0.015          $ --            $(0.015)          $ 1.00          1.48%
12/31/01                         1.00            0.038            --             (0.038)            1.00          3.85
12/31/00                         1.00            0.059            --             (0.059)            1.00          6.09
12/31/99                         1.00            0.048            --             (0.048)            1.00          4.92
12/31/98                         1.00            0.051            --             (0.051)            1.00          5.25

B SHARES
07/26/02 to 12/31/02           $ 1.00           $0.003          $ --            $(0.003)          $ 1.00          0.30% (2)(5)
06/29/01 (3) to 12/31/01         1.00            0.004            --             (0.004)            1.00          N/A (6)

EXCHANGE SHARES
12/31/02                       $ 1.00           $0.018          $ --            $(0.018)          $ 1.00          1.79%
07/12/01 (3) to 12/31/01         1.00            0.014            --             (0.014)            1.00          1.41 (2)

SERVICE SHARES
05/02/02 (3) to 12/31/02       $ 1.00           $0.007          $ --            $(0.007)          $ 1.00          0.69% (2)

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/02                       $ 1.00           $0.013          $ --            $(0.013)          $ 1.00          1.35%
12/31/01                         1.00            0.027            --             (0.027)            1.00          2.70
12/31/00                         1.00            0.039            --             (0.039)            1.00          3.94
12/31/99                         1.00            0.030            --             (0.030)            1.00          3.07
12/31/98                         1.00            0.033            --             (0.033)            1.00          3.35






                                   NET                         RATIO OF EXPENSES
                                  ASSETS         RATIO OF          TO AVERAGE         RATIO OF NET
                                  END OF        EXPENSES TO        NET ASSETS       INVESTMENT INCOME
                                  PERIOD        AVERAGE NET        (EXCLUDING        TO AVERAGE NET
                                   (000)          ASSETS            WAIVERS)             ASSETS
-----------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/02                        $  261,492         0.20%              0.26%                1.62%
12/31/01                           249,444         0.20               0.25                 4.01
12/31/00                           314,497         0.20               0.25                 6.11
12/31/99                           210,521         0.20               0.24                 4.93
12/31/98                           162,285         0.19               0.24                 5.27

N SHARES
12/31/02                        $  302,126         0.55%              0.61%                1.27%
12/31/01                           282,782         0.55               0.60                 3.62
12/31/00                           333,934         0.55               0.60                 5.72
12/31/99                           289,651         0.55               0.59                 4.58
12/31/98                           248,595         0.54               0.59                 4.96

SERVICE SHARES
05/07/02 (3) to 12/31/02        $  197,790         0.94% (1)          1.16% (1)           0.78% (1)

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/02                        $4,909,006         0.17%              0.23%                1.79%
12/31/01                         2,237,567         0.19               0.23                 4.16
12/31/00                         2,066,227         0.18               0.23                 6.26
12/31/99                         2,084,723         0.19               0.24                 5.20
12/31/98                         1,391,856         0.19               0.24                 5.46

N SHARES
12/31/02                        $1,297,318         0.52%              0.58%                1.44%
12/31/01                         1,542,392         0.54               0.58                 3.81
12/31/00                         1,293,794         0.53               0.58                 5.91
12/31/99                         1,053,228         0.54               0.59                 4.85
12/31/98                           877,527         0.53               0.59                 5.12

B SHARES
07/26/02 to 12/31/02            $       15         1.17%              1.23%                0.73%
06/29/01 (3) to 12/31/01                --         1.19 (1)           1.23 (1)             2.84 (1)

EXCHANGE SHARES
12/31/02                        $1,434,436         0.22%              0.28%                1.70%
07/12/01 (3) to 12/31/01           343,617         0.24 (1)           0.28 (1)             2.69 (1)

SERVICE SHARES
05/02/02 (3) to 12/31/02        $1,267,811         0.91% (1)          1.12% (1)            0.97% (1)

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/02                        $  815,171         0.22%              0.23%                1.34%
12/31/01                           788,162         0.23               0.23                 2.62
12/31/00                           830,879         0.24               0.24                 3.88
12/31/99                           515,987         0.23               0.23                 3.01
12/31/98                           606,754         0.23               0.23                 3.30


                       See Notes to Financial Statements.


116-117

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           NET                       NET                                      NET
                                          ASSET                 REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS  ASSET
                                          VALUE       NET        UNREALIZED      FROM NET       FROM NET     VALUE
                                        BEGINNING INVESTMENT     GAIN/(LOSS)    INVESTMENT      REALIZED     END OF     TOTAL
                                        OF PERIOD   INCOME     ON INVESTMENTS     INCOME          GAINS      PERIOD    RETURN
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------
TAX-EXEMPT MONEY MARKET FUND (CONTINUED)
----------------------------------------
N SHARES
12/31/02                                 $ 1.00      $0.010        $    --        $(0.010)       $    --     $ 1.00     0.99%
12/31/01                                   1.00       0.023             --         (0.023)            --       1.00     2.34
12/31/00                                   1.00       0.035             --         (0.035)            --       1.00     3.58
12/31/99                                   1.00       0.027             --         (0.027)            --       1.00     2.75
12/31/98                                   1.00       0.030             --         (0.030)            --       1.00     3.02

SERVICE SHARES
05/06/02 (3) to 12/31/02                 $ 1.00      $0.004        $    --        $(0.004)       $    --     $ 1.00     0.39% (2)

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/02                                 $10.31      $0.549        $ 0.090        $(0.549)       $    --     $10.40     6.40%
12/31/01                                  10.12       0.592          0.190         (0.592)            --      10.31     7.86
12/31/00                                   9.77       0.628          0.350         (0.628)            --      10.12    10.40
12/31/99                                  10.30       0.595         (0.515)        (0.595)        (0.015)      9.77     0.81
12/31/98                                  10.21       0.603          0.096         (0.603)        (0.006)     10.30     7.01

N SHARES
12/31/02                                 $10.31      $0.524        $ 0.090        $(0.524)       $    --     $10.40     6.14%
12/31/01                                  10.12       0.566          0.190         (0.566)            --      10.31     7.60
12/31/00                                   9.77       0.603          0.350         (0.603)            --      10.12    10.13
12/31/99                                  10.30       0.570         (0.515)        (0.570)        (0.015)      9.77     0.56
12/31/98                                  10.21       0.577          0.096         (0.577)        (0.006)     10.30     6.75

A SHARES
12/31/02                                 $10.31      $0.524        $ 0.090        $(0.524)       $    --     $10.40     6.14% (4)
12/31/01                                  10.12       0.566          0.190         (0.566)            --      10.31     7.60 (4)
12/31/00                                   9.77       0.603          0.350         (0.603)            --      10.12    10.13 (4)
07/22/99 (3) to 12/31/99                  10.02       0.258         (0.250)        (0.258)            --       9.77     0.09 (2)(4)

B SHARES
12/31/02                                 $10.31      $0.447        $ 0.090        $(0.447)       $    --     $10.40     5.35% (5)
09/18/01 (3) to 12/31/01                  10.50       0.130         (0.190)        (0.130)            --      10.31    (0.59) (2)(5)

---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/02                                 $10.25      $0.582        $ 0.130        $(0.582)       $    --     $10.38     7.18%
12/31/01                                  10.06       0.631          0.190         (0.631)            --      10.25     8.32
12/31/00                                   9.49       0.623          0.570         (0.623)            --      10.06    13.06
12/31/99                                  10.20       0.611         (0.702)        (0.611)        (0.008)      9.49    (0.91)
12/31/98                                  10.20       0.604          0.103         (0.604)        (0.103)     10.20     7.12

N SHARES
12/31/02                                 $10.25      $0.556        $ 0.130        $(0.556)       $    --     $10.38     6.91%
12/31/01                                  10.06       0.605          0.190         (0.605)            --      10.25     8.05
12/31/00                                   9.49       0.599          0.570         (0.599)            --      10.06    12.78
12/31/99                                  10.20       0.586         (0.702)        (0.586)        (0.008)      9.49    (1.16)
12/31/98                                  10.20       0.579          0.103         (0.579)        (0.103)     10.20     6.86








                                               NET                       RATIO OF EXPENSES
                                              ASSETS        RATIO OF        TO AVERAGE        RATIO OF NET
                                              END OF       EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                              PERIOD       AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                              (000)          ASSETS           WAIVERS)            ASSETS           RATE
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------
TAX-EXEMPT MONEY MARKET FUND (CONTINUED)
----------------------------------------
N SHARES
12/31/02                                    $ 210,678         0.57%            0.58%              0.99%              --%
12/31/01                                      230,533         0.58             0.58               2.35               --
12/31/00                                      237,521         0.58             0.59               3.54               --
12/31/99                                      240,132         0.55             0.58               2.71               --
12/31/98                                      204,114         0.55             0.58               2.99               --

SERVICE SHARES
05/06/02 (3) to 12/31/02                    $  78,769        0.96% (1)         1.14% (1)          0.58% (1)          --%

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/02                                    $ 237,566         0.60%            1.00%              5.35%           66.14%
12/31/01                                      230,499         0.60             0.96               5.73            56.36
12/31/00                                      227,766         0.60             0.93               6.39            77.42
12/31/99                                      297,977         0.60             0.92               5.93            72.86
12/31/98                                      337,015         0.60             0.90               5.85            66.06

N SHARES
12/31/02                                    $   8,617         0.85%            1.25%              5.10%           66.14%
12/31/01                                        6,419         0.85             1.21               5.48            56.36
12/31/00                                        3,842         0.85             1.18               6.14            77.42
12/31/99                                        7,525         0.85             1.17               5.68            72.86
12/31/98                                        4,658         0.85             1.15               5.60            66.06

A SHARES
12/31/02                                    $   4,756         0.85%            1.25%              4.89%           66.14%
12/31/01                                          960         0.85             1.21               5.37            56.36
12/31/00                                          178         0.85             1.18               6.14            77.42
07/22/99 (3) to 12/31/99                          140         0.85 (1)         1.17 (1)           5.68 (1)        72.86

B SHARES
12/31/02                                    $     392         1.60%            2.00%              4.13%           66.14%
09/18/01 (3) to 12/31/01                           26         1.55 (1)         1.91 (1)           4.12 (1)        56.36

---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/02                                   $  216,106         0.60%            0.96%              5.69%           65.39%
12/31/01                                      218,944         0.60             0.92               6.15            84.37
12/31/00                                      210,902         0.60             0.93               6.48            94.61
12/31/99                                      157,587         0.60             0.90               6.20            92.79
12/31/98                                      183,831         0.60             0.88               5.89            64.93

N SHARES
12/31/02                                    $   5,838         0.85%            1.21%              5.44%           65.39%
12/31/01                                        6,165         0.85             1.17               5.90            84.37
12/31/00                                        3,965         0.85             1.18               6.23            94.61
12/31/99                                        4,455         0.85             1.15               5.95            92.79
12/31/98                                        2,566         0.85             1.13               5.64            64.93


                       See Notes to Financial Statements.
118-119

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                       NET                        NET                                      NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS   ASSET
                                      VALUE        NET        UNREALIZED     FROM NET       FROM NET      VALUE
                                    BEGINNING  INVESTMENT     GAIN/(LOSS)   INVESTMENT      REALIZED      END OF       TOTAL
                                    OF PERIOD    INCOME     ON INVESTMENTS    INCOME          GAINS       PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------------
---------------------
BOND FUND (CONTINUED)
---------------------
A SHARES
12/31/02                              $10.25     $0.556        $ 0.130       $(0.556)       $     --      $10.38        6.91% (4)
12/31/01                               10.06      0.605          0.190        (0.605)             --       10.25        8.05 (4)
12/31/00                                9.49      0.599          0.570        (0.599)             --       10.06       12.78 (4)
02/18/99 (3) to 12/31/99               10.11      0.503         (0.612)       (0.503)         (0.008)       9.49       (1.09) (2)(4)

B SHARES
12/31/02                              $10.25     $0.479        $ 0.130       $(0.479)       $     --      $10.38        6.12% (5)
08/20/01 (3) to 12/31/01               10.36      0.192         (0.110)       (0.192)             --       10.25        0.78 (2)(5)

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/02                              $16.79     $0.870        $ 0.840       $(0.870)       $     --      $17.63       10.39%
12/31/01                               16.55      1.005          0.240        (1.005)             --       16.79        7.74
12/31/00                               15.56      0.986          0.990        (0.986)             --       16.55       13.18
12/31/99                               16.61      0.916         (1.050)       (0.916)             --       15.56       (0.80)
12/31/98                               16.54      0.967          0.231        (0.967)         (0.161)      16.61        7.45

N SHARES
12/31/02                              $16.79     $0.828        $ 0.840       $(0.828)       $     --      $17.63       10.12%
12/31/01                               16.55      0.963          0.240        (0.963)             --       16.79        7.47
12/31/00                               15.56      0.947          0.990        (0.947)             --       16.55       12.90
12/31/99                               16.61      0.876         (1.050)       (0.876)             --       15.56       (1.05)
12/31/98                               16.54      0.925          0.231        (0.925)         (0.161)      16.61        7.18

A SHARES
12/31/02                              $16.79     $0.828        $ 0.840       $(0.828)       $     --      $17.63       10.12% (4)
12/31/01                               16.55      0.963          0.240        (0.963)             --       16.79        7.47 (4)
12/31/00                               15.56      0.947          0.990        (0.947)             --       16.55       12.90 (4)
02/12/99 (3) to 12/31/99               16.44      0.761         (0.880)       (0.761)             --       15.56       (0.72) (2)(4)

B SHARES
12/31/02                              $16.79     $0.699        $ 0.840       $(0.699)       $     --      $17.63        9.30% (5)
05/31/01 (3) to 12/31/01               16.53      0.479          0.260        (0.479)             --       16.79        4.54 (2)(5)

--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
9/23/02 (3) to 12/31/02               $11.55     $0.256        $ 0.190       $(0.256)       $     --      $11.74        3.90% (2)

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/02                              $10.91     $0.481        $ 0.570       $(0.481)       $     --      $11.48        9.82%
12/31/01                               10.82      0.506          0.090        (0.506)             --       10.91        5.58
12/31/00                               10.22      0.513          0.600        (0.513)             --       10.82       11.21
12/31/99                               10.70      0.423         (0.467)       (0.423)         (0.013)      10.22       (0.43)
12/31/98                               10.75      0.417          0.103        (0.417)         (0.153)      10.70        4.94

N SHARES
12/31/02                              $10.91     $0.453        $ 0.570       $(0.453)       $     --      $11.48        9.55%
12/31/01                               10.82      0.478          0.090        (0.478)             --       10.91        5.32
12/31/00                               10.22      0.487          0.600        (0.487)             --       10.82       10.94
12/31/99                               10.70      0.396         (0.467)       (0.396)         (0.013)      10.22       (0.68)
12/31/98                               10.75      0.390          0.103        (0.390)         (0.153)      10.70        4.67





                                       NET                     RATIO OF EXPENSES
                                     ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                     END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                     PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      (000)        ASSETS          WAIVERS)            ASSETS           RATE
----------------------------------------------------------------------------------------------------------------
---------------------
BOND FUND (CONTINUED)
---------------------
A SHARES
12/31/02                           $     824         0.85%            1.21%              5.36%           65.39%
12/31/01                                 235         0.85             1.17               5.80            84.37
12/31/00                                  32         0.85             1.18               6.23            94.61
02/18/99 (3) to 12/31/99                  26         0.85 (1)         1.15 (1)           5.95 (1)        92.79

B SHARES
12/31/02                           $     497         1.60%            1.96%              4.59%           65.39%
08/20/01 (3) to 12/31/01                 205         1.60 (1)         1.92 (1)           4.94 (1)        84.37

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/02                           $  75,573         0.50%            1.07%              5.05%           61.56%
12/31/01                              61,383         0.50             1.08               5.98            52.17
12/31/00                              62,969         0.50             0.99               6.22            26.42
12/31/99                              94,360         0.50             0.93               5.72            76.50
12/31/98                             103,162         0.50             0.91               5.82            99.63

N SHARES
12/31/02                           $  19,769         0.75%            1.32%              4.80%           61.56%
12/31/01                               5,577         0.75             1.33               5.73            52.17
12/31/00                               5,530         0.75             1.24               5.97            26.42
12/31/99                               4,870         0.75             1.18               5.47            76.50
12/31/98                               2,126         0.75             1.16               5.57            99.63

A SHARES
12/31/02                           $   2,324         0.75%            1.32%              4.58%           61.56%
12/31/01                                 552         0.75             1.33               5.68            52.17
12/31/00                                  49         0.75             1.24               5.97            26.42
02/12/99 (3) to 12/31/99                 232         0.75 (1)         1.18 (1)           5.47 (1)        76.50

B SHARES
12/31/02                           $     904         1.50%            2.07%              3.91%           61.56%
05/31/01 (3) to 12/31/01                 205         1.50 (1)         2.14 (1)           4.82 (1)        52.17

--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
9/23/02 (3) to 12/31/02            $  18,088        0.61% (1)        1.41% (1)           8.11% (1)       38.03%

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/02                           $ 246,217        0.27%            0.89%               4.29%           61.27%
12/31/01                             218,956        0.25             0.86                4.60           100.00
12/31/00                             196,980        0.23             0.83                4.95           200.55
12/31/99                             177,813        0.69             0.82                4.03           191.27
12/31/98                             226,087        0.80             0.80                3.87            90.92

N SHARES
12/31/02                            $ 10,287        0.52%            1.14%               4.04%           61.27%
12/31/01                               7,573        0.50             1.11                4.24           100.00
12/31/00                                 659        0.48             1.08                4.63           200.55
12/31/99                               2,743        0.94             1.07                3.78           191.27
12/31/98                                 900        1.05             1.05                3.62            90.92


                       See Notes to Financial Statements.

120-121

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    NET                        NET                                            NET
                                                   ASSET                  REALIZED AND     DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                                   VALUE        NET        UNREALIZED        FROM NET        FROM NET        VALUE
                                                 BEGINNING  INVESTMENT     GAIN/(LOSS)      INVESTMENT       REALIZED        END OF
                                                 OF PERIOD    INCOME     ON INVESTMENTS       INCOME           GAINS         PERIOD
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND (CONTINUED)
---------------------------------------------
A SHARES
12/31/02                                            $10.91     $0.453        $ 0.570         $(0.453)        $    --         $11.48
01/17/01 (3) to 12/31/01                             10.95      0.456         (0.040)         (0.456)             --          10.91

B SHARES
12/31/02                                            $10.91     $0.353        $ 0.570         $(0.353)        $    --         $11.48
11/21/01 (3) to 12/31/01                             11.11      0.042         (0.200)         (0.042)             --          10.91

--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/02                                            $10.54     $0.527        $ 0.650         $(0.527)        $    --         $11.19
12/31/01                                             10.45      0.528          0.090          (0.528)             --          10.54
12/31/00                                              9.63      0.525          0.820          (0.525)             --          10.45
12/31/99                                             10.39      0.449         (0.760)         (0.449)             --           9.63
12/31/98                                             10.52      0.444          0.059          (0.444)         (0.189)         10.39

N SHARES
12/31/02                                            $10.54     $0.500        $ 0.650         $(0.500)        $    --         $11.19
12/31/01                                             10.45      0.502          0.090          (0.502)             --          10.54
12/31/00                                              9.63      0.500          0.820          (0.500)             --          10.45
12/31/99                                             10.39      0.424         (0.760)         (0.424)             --           9.63
12/31/98                                             10.52      0.418          0.059          (0.418)         (0.189)         10.39

A SHARES
12/31/02                                            $10.54     $0.500        $ 0.650         $(0.500)        $    --         $11.19
01/31/01 (3) to 12/31/01                             10.44      0.457          0.100          (0.457)             --          10.54

B SHARES
12/31/02                                            $10.54     $0.418        $ 0.650         $(0.418)        $    --         $11.19
06/21/01 (3) to 12/31/01                             10.52      0.215          0.020          (0.215)             --          10.54

---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
12/31/02                                            $19.47     $0.737        $(3.055)        $(0.662)        $    --         $16.49
12/31/01                                             24.27      0.756         (4.466)         (0.756)         (0.334)         19.47
12/31/00                                             30.55      0.923         (2.851)         (0.922)         (3.430)         24.27
12/31/99                                             24.14      0.983          6.544          (0.978)         (0.139)         30.55
12/31/98                                             28.52      1.130         (1.647)         (1.141)         (2.722)         24.14

N SHARES
12/31/02                                            $19.47     $0.634        $(2.996)        $(0.618)        $    --         $16.49
12/31/01                                             24.27      0.707         (4.466)         (0.707)         (0.334)         19.47
12/31/00                                             30.54      0.844         (2.841)         (0.843)         (3.430)         24.27
12/31/99                                             24.14      0.902          6.559          (0.922)         (0.139)         30.54
12/31/98                                             28.52      1.106         (1.691)         (1.073)         (2.722)         24.14

A SHARES
12/31/02                                            $19.46     $0.695        $(3.057)        $(0.598)        $    --         $16.50
12/31/01                                             24.26      0.706         (4.466)         (0.706)         (0.334)         19.46
01/13/00 (3) to 12/31/00                             29.42      0.857         (1.731)         (0.856)         (3.430)         24.26





                                                                 NET                  RATIO OF EXPENSES
                                                               ASSETS    RATIO OF        TO AVERAGE      RATIO OF NET
                                                               END OF   EXPENSES TO      NET ASSETS    INVESTMENT INCOME PORTFOLIO
                                              TOTAL            PERIOD   AVERAGE NET      (EXCLUDING     TO AVERAGE NET   TURNOVER
                                             RETURN             (000)     ASSETS          WAIVERS)          ASSETS         RATE
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND (CONTINUED)
---------------------------------------------
A SHARES
12/31/02                                       9.55% (4)     $   1,648      0.52%          1.14%            3.96%         61.27%
01/17/01 (3) to 12/31/01                       3.85 (2)(4)         131      0.50 (1)       1.11 (1)         4.19 (1)     100.00

B SHARES
12/31/02                                       8.58% (5)     $     305      1.27%          1.89%            3.20%         61.27%
11/21/01 (3) to 12/31/01                      (1.42) (2)(5)          2      1.25 (1)       1.86 (1)         3.60 (1)     100.00

--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/02                                      11.42%         $ 106,975      0.31%          0.95%            4.84%         86.76%
12/31/01                                       6.02            105,448      0.27           0.91             4.99         168.31
12/31/00                                      14.41            110,321      0.25           0.85             5.31         164.85
12/31/99                                      (3.07)           126,027      0.70           0.83             4.44         225.82
12/31/98                                       4.88            169,060      0.79           0.80             4.22          87.61

N SHARES
12/31/02                                      11.15%         $  14,194      0.56%          1.20%            4.51%         86.76%
12/31/01                                       5.76              1,522      0.52           1.16             4.74         168.31
12/31/00                                      14.13              1,117      0.50           1.10             5.10         164.85
12/31/99                                      (3.31)             1,109      0.95           1.08             4.19         225.82
12/31/98                                       4.62                909      1.04           1.05             3.97          87.61

A SHARES
12/31/02                                      11.15% (4)     $   4,296      0.56%          1.20%            4.52%         86.76%
01/31/01 (3) to 12/31/01                       5.40 (2)(4)         796      0.52 (1)       1.16 (1)         4.60 (1)     168.31

B SHARES
12/31/02                                      10.32% (5)     $     687      1.31%          1.95%            3.75%         86.76%
06/21/01 (3) to 12/31/01                       2.22 (2)(5)         133      1.31 (1)       1.95 (1)         3.77 (1)     168.31

---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
12/31/02                                     (11.89)%        $  10,999      0.92%          1.33%            3.57%         24.98%
12/31/01                                     (15.35)            31,427      0.92           1.17             3.52          33.53
12/31/00                                      (6.48)            45,557      0.92           1.09             3.02          52.40
12/31/99                                      32.07             52,100      0.92           1.01             3.73          20.14
12/31/98                                      (1.80)            49,396      0.92           1.01             4.05          48.73

N SHARES
12/31/02                                     (12.12)%        $     350      1.17%          1.58%            3.39%         24.98%
12/31/01                                     (15.56)               313      1.17           1.42             3.27          33.53
12/31/00                                      (6.69)               260      1.17           1.34             2.77          52.40
12/31/99                                      31.75                375      1.17           1.26             3.48          20.14
12/31/98                                      (2.04)               409      1.17           1.26             3.80          48.73

A SHARES
12/31/02                                     (12.13)% (4)    $      42      1.17%          1.54%            3.23%         24.98%
12/31/01                                     (15.57) (4)           147      1.17           1.52             3.15          33.53
01/13/00 (3) to 12/31/00                      (3.14) (2)(4)         18      1.17 (1)       1.34 (1)         2.95 (1)      52.40


                       See Notes to Financial Statements.

122-123

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              NET                       NET
                             ASSET                 REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS   REDEMPTION
                             VALUE        NET       UNREALIZED     FROM NET      FROM NET     FEES ADDED TO
                           BEGINNING  INVESTMENT    GAIN/(LOSS)   INVESTMENT     REALIZED        PAID-IN
                           OF PERIOD    INCOME    ON INVESTMENTS    INCOME         GAINS         CAPITAL
-----------------------------------------------------------------------------------------------------------
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/02                     $11.43     $0.056        $(2.449)      $(0.057)    $      --         $ --
12/31/01                      12.55      0.062         (0.426)       (0.062)       (0.694)          --
12/31/00                      14.63      0.049          1.113        (0.047)       (3.195)          --
12/31/99                      17.03      0.049         (0.339)       (0.050)       (2.060)          --
12/31/98                      17.59      0.116          2.224        (0.114)       (2.786)          --

N SHARES
12/31/02                     $11.44     $0.035        $(2.446)      $(0.009)    $      --         $ --
12/31/01                      12.55      0.010         (0.416)       (0.010)       (0.694)          --
12/31/00                      14.63      0.007          1.113        (0.005)       (3.195)          --
12/31/99                      17.02      0.005         (0.323)       (0.012)       (2.060)          --
12/31/98                      17.59      0.066          2.213        (0.063)       (2.786)          --

A SHARES
12/31/02                     $11.45     $0.021        $(2.440)      $(0.011)    $      --         $ --
12/31/01                      12.55      0.011         (0.406)       (0.011)       (0.694)          --
12/31/00                      14.63      0.007          1.114        (0.006)       (3.195)          --
02/12/99 (3) to 12/31/99      16.97     (0.002)        (0.275)       (0.003)       (2.060)          --

B SHARES
12/31/02                     $11.41    $(0.034)       $(2.446)      $    --     $      --         $ --
08/01/01 (3) to 12/31/01      11.97     (0.020)        (0.540)           --            --           --

------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL SHARES
12/31/02                     $16.46     $0.190        $(3.760)      $(0.188)    $  (0.152)        $ --
12/31/01                      19.17      0.192         (2.710)       (0.192)           --           --
12/31/00                      20.40      0.201         (0.883)       (0.198)       (0.350)          --
12/31/99                      19.27      0.168          1.713        (0.173)       (0.578)          --
12/31/98                      16.32      0.218          3.492        (0.216)       (0.544)          --

N SHARES
12/31/02                     $16.46     $0.152        $(3.768)      $(0.152)    $  (0.152)        $ --
12/31/01                      19.17      0.148         (2.710)       (0.148)           --           --
12/31/00                      20.40      0.151         (0.882)       (0.149)       (0.350)          --
12/31/99                      19.26      0.105          1.741        (0.128)       (0.578)          --
12/31/98                      16.31      0.171          3.490        (0.167)       (0.544)          --

A SHARES
12/31/02                     $16.46     $0.151        $(3.756)      $(0.153)    $  (0.152)        $ --
12/31/01                      19.17      0.147         (2.710)       (0.147)           --           --
12/31/00                      20.40      0.152         (0.882)       (0.150)       (0.350)          --
02/10/99 (3) to 12/31/99      19.26      0.098          1.744        (0.124)       (0.578)          --

B SHARES
12/31/02                     $16.43     $0.058        $(3.767)      $(0.059)    $  (0.152)        $ --
06/25/01 (3) to 12/31/01      18.24      0.088         (1.810)       (0.088)           --           --





                             NET                          NET                      RATIO OF EXPENSES
                            ASSET                       ASSETS        RATIO OF        TO AVERAGE        RATIO OF NET
                            VALUE                       END OF       EXPENSES TO      NET ASSETS      INVESTMENT INCOME PORTFOLIO
                           END OF       TOTAL           PERIOD       AVERAGE NET      (EXCLUDING       TO AVERAGE NET   TURNOVER
                           PERIOD      RETURN            (000)         ASSETS          WAIVERS)            ASSETS         RATE
---------------------------------------------------------------------------------------------------------------------------------
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/02                   $ 8.98      (20.99)%        $238,301          0.95%           0.97%              0.53%          61.83%
12/31/01                    11.43       (3.00)          313,186          0.94            0.95               0.51           77.79
12/31/00                    12.55        8.48           346,111          0.93            0.93               0.31           68.09
12/31/99                    14.63       (1.57)          579,754          0.90            0.91               0.29           65.13
12/31/98                    17.03       13.80           841,119          0.89            0.89               0.64           76.92

N SHARES
12/31/02                   $ 9.02      (21.10)%        $ 11,082          1.20%           1.22%              0.28%          61.83%
12/31/01                    11.44       (3.36)           16,193          1.19            1.20               0.26           77.79
12/31/00                    12.55        8.18            16,025          1.18            1.18               0.06           68.09
12/31/99                    14.63       (1.74)           19,685          1.15            1.16               0.04           65.13
12/31/98                    17.02       13.42            29,050          1.14            1.14               0.39           76.92

A SHARES
12/31/02                   $ 9.02      (21.15)% (4)    $    199          1.20%           1.22%              0.28%          61.83%
12/31/01                    11.45       (3.27) (4)          161          1.19            1.20               0.26           77.79
12/31/00                    12.55        8.17 (4)           161          1.18            1.18               0.06           68.09
02/12/99 (3) to 12/31/99    14.63       (1.50) (2)(4)       161          1.23 (1)        1.24 (1)          (0.04) (1)      65.13

B SHARES
12/31/02                   $ 8.93      (21.74)% (5)    $    221          1.95%           1.97%             (0.35)%         61.83%
08/01/01 (3) to 12/31/01    11.41       (4.68) (2)(5)        20          1.94 (1)        1.95 (1)          (0.45) (1)      77.79

------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL SHARES
12/31/02                   $12.55      (21.92)%        $ 43,410          0.93%           1.18%              1.30%          66.33%
12/31/01                    16.46      (13.12)           58,518          0.93            1.09               1.10           33.53
12/31/00                    19.17       (3.33)           64,739          0.93            1.02               1.01           20.90
12/31/99                    20.40        9.87            79,458          0.93            0.99               0.86           18.57
12/31/98                    19.27       22.97            62,204          0.93            0.96               1.26           21.60

N SHARES
12/31/02                   $12.54      (22.19)%        $  2,881          1.18%           1.43%              1.05%          66.33%
12/31/01                    16.46      (13.36)            3,916          1.18            1.34               0.85           33.53
12/31/00                    19.17       (3.57)            5,277          1.18            1.27               0.76           20.90
12/31/99                    20.40        9.68             5,117          1.18            1.24               0.61           18.57
12/31/98                    19.26       22.66             3,728          1.18            1.21               1.01           21.60

A SHARES
12/31/02                   $12.55      (22.11)% (4)    $    308          1.18%           1.43%              1.05%          66.33%
12/31/01                    16.46      (13.36) (4)          327          1.18            1.34               0.85           33.53
12/31/00                    19.17       (3.56) (4)          542          1.18            1.27               0.76           20.90
02/10/99 (3) to 12/31/99    20.40        9.66 (2)(4)        437          1.24 (1)        1.30 (1)           0.55 (1)       18.57

B SHARES
12/31/02                   $12.51      (22.73)% (5)    $    153          1.93%           2.18%              0.30%          66.33%
06/25/01 (3) to 12/31/01    16.43       (9.44) (2)(5)        87          1.93 (1)        2.23 (1)           0.13 (1)       33.53


                       See Notes to Financial Statements.

124-125

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                        NET
                              ASSET                  REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS    REDEMPTION
                              VALUE        NET        UNREALIZED     FROM NET       FROM NET      FEES ADDED TO
                            BEGINNING  INVESTMENT     GAIN/(LOSS)   INVESTMENT      REALIZED        PAID-IN
                            OF PERIOD    INCOME     ON INVESTMENTS    INCOME          GAINS         CAPITAL
--------------------------------------------------------------------------------------------------------------------------------
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/02                     $20.96     $ 0.053        $(4.953)      $(0.052)       $(0.278)        $   --
12/31/01                      24.84       0.031         (3.031)       (0.025)        (0.855)            --
12/31/00                      29.14      (1.903)        (0.310)           --         (2.087)            --
12/31/99                      26.25      (0.042)         4.319            --         (1.387)            --
12/31/98                      22.67       0.012          5.583        (0.009)        (2.006)            --

N SHARES
12/31/02                     $20.73     $ 0.004        $(4.891)      $(0.005)       $(0.278)        $   --
12/31/01                      24.62      (0.024)        (3.011)           --         (0.855)            --
12/31/00                      28.97      (1.903)        (0.360)           --         (2.087)            --
12/31/99                      26.18      (0.119)         4.296            --         (1.387)            --
12/31/98                      22.67      (0.030)         5.546            --         (2.006)            --

A SHARES
12/31/02                     $20.73     $ 0.009        $(4.883)      $(0.008)       $(0.278)        $   --
12/31/01                      24.61      (0.025)        (3.000)           --         (0.855)            --
12/31/00                      28.96      (1.903)        (0.360)           --         (2.087)            --
02/05/99 (3) to 12/31/99      27.00      (0.073)         3.420            --         (1.387)            --

B SHARES
12/31/02                     $20.66     $(0.107)       $(4.875)      $    --        $(0.278)        $   --
05/31/01 (3) to 12/31/01      23.62      (0.102)        (2.003)           --         (0.855)            --

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/02                     $17.70     $(0.086)       $(2.496)      $    --        $    --         $0.002 (7)
12/31/01                      19.88      (0.119)        (1.792)           --         (0.269)            --
12/31/00                      24.17      (0.145)         1.528            --         (5.673)            --
12/31/99                      17.85      (0.039)         7.124            --         (0.765)            --
12/31/98                      17.71      (0.047)         0.258            --         (0.071)            --

N SHARES
12/31/02                     $17.44     $(0.119)       $(2.473)      $    --        $    --         $0.002 (7)
12/31/01                      19.62      (0.161)        (1.750)           --         (0.269)            --
12/31/00                      23.99      (0.145)         1.448            --         (5.673)            --
12/31/99                      17.77      (0.057)         7.042            --         (0.765)            --
12/31/98                      17.66      (0.060)         0.241            --         (0.071)            --

A SHARES
12/31/02                     $17.43     $(0.118)       $(2.463)      $    --        $    --         $0.001 (7)
12/31/01                      19.62      (0.154)        (1.767)          --          (0.269)            --
12/31/00                      23.99      (0.145)         1.448           --          (5.673)            --
03/05/99 (3) to 12/31/99      16.67      (0.092)         8.177           --          (0.765)            --

B SHARES
12/31/02                     $17.37     $(0.230)       $(2.451)      $    --        $    --         $0.001 (7)
06/25/01 (3) to 12/31/01      18.32      (0.138)        (0.543)           --         (0.269)            --




                              NET                           NET                      RATIO OF EXPENSES
                             ASSET                        ASSETS        RATIO OF        TO AVERAGE        RATIO OF NET
                             VALUE                        END OF       EXPENSES TO      NET ASSETS      INVESTMENT INCOME PORTFOLIO
                            END OF       TOTAL            PERIOD       AVERAGE NET      (EXCLUDING       TO AVERAGE NET   TURNOVER
                            PERIOD      RETURN             (000)         ASSETS          WAIVERS)            ASSETS         RATE
-----------------------------------------------------------------------------------------------------------------------------------
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/02                    $15.73      (23.54)%         $ 98,487          1.10%           1.24%              0.27%         67.66%
12/31/01                     20.96      (12.31)           150,175          1.10            1.21               0.14          41.63
12/31/00                     24.84       (7.67)           166,310          1.10            1.16              (0.22)         43.74
12/31/99                     29.14       16.56            182,283          1.10            1.14              (0.16)         35.11
12/31/98                     26.25       25.03            144,759          1.10            1.11               0.05          34.96

N SHARES
12/31/02                    $15.56      (23.73)%         $  3,621          1.35%           1.49%              0.02%         67.66%
12/31/01                     20.73      (12.56)             5,611          1.35            1.46              (0.11)         41.63
12/31/00                     24.62       (7.89)             6,313          1.35            1.41              (0.47)         43.74
12/31/99                     28.97       16.22              7,800          1.35            1.39              (0.41)         35.11
12/31/98                     26.18       24.68              7,661          1.35            1.36              (0.20)         34.96

A SHARES
12/31/02                    $15.57      (23.67)% (4)     $    552          1.35%           1.49%              0.02%         67.66%
12/31/01                     20.73      (12.53) (4)           649          1.35            1.46              (0.11)         41.63
12/31/00                     24.61       (7.90) (4)           758          1.35            1.41              (0.47)         43.74
02/05/99 (3) to 12/31/99     28.96       12.65 (2)(4)         710          1.42 (1)        1.46 (1)          (0.48) (1)     35.11

B SHARES
12/31/02                    $15.40      (24.27)% (5)     $     53          2.10%           2.24%             (0.64)%        67.66%
05/31/01 (3) to 12/31/01     20.66       (9.17) (2)(5)         13          2.10 (1)        2.21 (1)          (0.86) (1)     41.63

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/02                    $15.12      (14.58)%         $323,683          1.20%           1.27%             (0.51)%        76.97%
12/31/01                     17.70       (9.65)           411,368          1.20            1.25              (0.67)         85.04
12/31/00                     19.88        6.75            465,215          1.20            1.22              (0.70)         86.88
12/31/99                     24.17       40.14            432,071          1.20            1.21              (0.50)         59.99
12/31/98                     17.85        1.16            296,719          1.20            1.21              (0.28)         51.49

N SHARES
12/31/02                    $14.85      (14.85)%         $ 13,954          1.45%           1.52%             (0.76)%        76.97%
12/31/01                     17.44       (9.83)             8,301          1.45            1.50              (0.92)         85.04
12/31/00                     19.62        6.51              8,995          1.45            1.47              (0.95)         86.88
12/31/99                     23.99       39.75              6,397          1.45            1.46              (0.75)         59.99
12/31/98                     17.77        0.99              5,032          1.45            1.46              (0.53)         51.49

A SHARES
12/31/02                    $14.85      (14.80)% (4)     $    777          1.45%           1.52%             (0.76)%        76.97%
12/31/01                     17.43       (9.83) (4)           246          1.45            1.50              (0.92)         85.04
12/31/00                     19.62        6.46 (4)             50          1.45            1.47              (0.95)         86.88
03/05/99 (3) to 12/31/99     23.99       48.98 (2)(4)          28          1.49 (1)        1.50 (1)          (0.79) (1)     59.99

B SHARES
12/31/02                    $14.69      (15.43)% (5)     $    237          2.20%           2.27%             (1.47)%        76.97%
06/25/01 (3) to 12/31/01     17.37       (3.77) (2)(5)         41          2.20 (1)        2.25 (1)          (1.67) (1)     85.04


                       See Notes to Financial Statements.
126-127

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                       NET                     NET
                                      ASSET               REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS REDEMPTION
                                      VALUE        NET     UNREALIZED     FROM NET       FROM NET   FEES ADDED TO
                                    BEGINNING  INVESTMENT  GAIN/(LOSS)   INVESTMENT      REALIZED      PAID-IN
                                    OF PERIOD    INCOME  ON INVESTMENTS    INCOME          GAINS       CAPITAL
-----------------------------------------------------------------------------------------------------------------
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/02                              $36.88     $0.154      $(4.814)     $(0.131)        $(0.306)     $0.007 (7)
12/31/01                               37.35      0.117        1.931       (0.117)         (2.401)         --
12/31/00                               30.29      0.031        9.854       (0.030)         (2.795)         --
12/31/99                               30.69      0.124        0.015       (0.122)         (0.417)         --
12/31/98                               33.02      0.132       (1.312)      (0.139)         (1.011)         --

N SHARES
12/31/02                              $36.81     $0.059      $(4.791)     $(0.048)        $(0.306)     $0.006 (7)
12/31/01                               37.28      0.037        1.931       (0.037)         (2.401)         --
12/31/00                               30.28      0.001        9.794           --          (2.795)         --
12/31/99                               30.69      0.031        0.029       (0.053)         (0.417)         --
12/31/98                               33.02      0.093       (1.342)      (0.070)         (1.011)         --

A SHARES
12/31/02                              $36.78     $0.042      $(4.767)     $(0.064)        $(0.306)     $0.005 (7)
12/31/01                               37.28      0.049        1.901       (0.049)         (2.401)         --
12/31/00                               30.28      0.001        9.794           --          (2.795)         --
08/18/99 (3) to 12/31/99               29.09      0.008        1.368       (0.051)         (0.135)         --

B SHARES
12/31/02                              $36.69    $(0.200)     $(4.760)     $    --         $(0.306)     $0.006 (7)
05/31/01 (3) to 12/31/01               40.77     (0.087)      (1.592)          --          (2.401)         --

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/02                              $23.91     $0.244      $(5.501)     $(0.243)        $(0.350)     $   --
12/31/01                               28.39      0.241       (3.742)      (0.242)         (0.737)         --
12/31/00                               33.21      0.274       (3.337)      (0.270)         (1.487)         --
12/31/99                               28.35      0.307        5.420       (0.305)         (0.562)         --
12/31/98                               23.51      0.304        6.247       (0.303)         (1.408)         --

N SHARES
12/31/02                              $23.90     $0.194      $(5.503)     $(0.191)        $(0.350)     $   --
12/31/01                               28.39      0.177       (3.752)      (0.178)         (0.737)         --
12/31/00                               33.21      0.191       (3.333)      (0.191)         (1.487)         --
12/31/99                               28.35      0.249        5.413       (0.240)         (0.562)         --
12/31/98                               23.51      0.236        6.244       (0.232)         (1.408)         --

B SHARES
12/31/02                              $23.90     $0.081      $(5.535)     $(0.096)        $(0.350)     $   --
08/22/01 (3) to 12/31/01               24.77      0.038       (0.238)      (0.041)         (0.629)         --

--------------------------------
LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/02                              $ 6.12    $(0.017)       $(2.023)   $    --         $    --      $   --
12/31/01                                9.73     (0.013)        (3.597)        --              --          --
12/28/00 (3) to 12/31/00               10.00     (0.001)        (0.269)        --              --          --

B SHARES
12/31/02                              $ 6.09    $(0.073)       $(1.997)   $    --         $    --      $   --
07/26/01 (3) to 12/31/01                6.55     (0.033)        (0.427)        --              --          --





                                   NET                           NET                  RATIO OF EXPENSES
                                  ASSET                         ASSETS    RATIO OF        TO AVERAGE    RATIO OF NET
                                  VALUE                         END OF   EXPENSES TO      NET ASSETS   INVESTMENT INCOME PORTFOLIO
                                  END OF       TOTAL            PERIOD   AVERAGE NET      (EXCLUDING   TO AVERAGE NET    TURNOVER
                                  PERIOD      RETURN             (000)     ASSETS          WAIVERS)        ASSETS          RATE
---------------------------------------------------------------------------------------------------------------------------------
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/02                          $31.79      (12.76)%         $216,922      0.99%           1.09%          0.43%         134.99%
12/31/01                           36.88        5.57            248,031      0.99            1.08           0.36           80.85
12/31/00                           37.35       34.45            149,791      0.99            1.08           0.10           80.97
12/31/99                           30.29        0.49            115,544      0.99            1.04           0.37           70.84
12/31/98                           30.69       (3.93)           143,525      0.99            1.05           0.56           76.44

N SHARES
12/31/02                          $31.73      (12.98)%         $  4,414      1.24%           1.34%          0.18%         134.99%
12/31/01                           36.81        5.36              3,477      1.24            1.33           0.11           80.85
12/31/00                           37.28       34.15              1,247      1.24            1.33          (0.15)          80.97
12/31/99                           30.28        0.22                743      1.24            1.29           0.12           70.84
12/31/98                           30.69       (4.15)               641      1.24            1.30           0.31           76.44

A SHARES
12/31/02                          $31.69      (12.98)% (4)     $    669      1.24%           1.34%          0.18%         134.99%
12/31/01                           36.78        5.31 (4)            341      1.24            1.33           0.11           80.85
12/31/00                           37.28       34.15 (4)             61      1.24            1.33          (0.15)          80.97
08/18/99 (3) to 12/31/99           30.28        4.77 (2)(4)          12      1.24 (1)        1.29 (1)       0.12 (1)       70.84

B SHARES
12/31/02                          $31.43      (13.65)% (5)     $    466      1.99%           2.09%         (0.57)%        134.99%
05/31/01 (3) to 12/31/01           36.69       (4.06) (2)(5)        302      1.99 (1)        2.08 (1)      (0.64) (1)      80.85

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/02                          $18.06      (22.21)%         $354,499      0.45%           0.53%          1.18%           6.42%
12/31/01                           23.91      (12.30)           432,923      0.45            0.50           0.93            4.26
12/31/00                           28.39       (9.33)           532,044      0.45            0.47           0.85            8.39
12/31/99                           33.21       20.40            549,696      0.45            0.46           1.04            2.17
12/31/98                           28.35       28.22            362,568      0.45            0.46           1.16            5.59

N SHARES
12/31/02                          $18.05      (22.43)%         $ 17,339      0.70%           0.78%          0.93%           6.42%
12/31/01                           23.90      (12.57)            24,449      0.70            0.75           0.68            4.26
12/31/00                           28.39       (9.55)            25,291      0.70            0.72           0.60            8.39
12/31/99                           33.21       20.14             24,056      0.70            0.71           0.79            2.17
12/31/98                           28.35       27.88             13,727      0.70            0.71           0.91            5.59

B SHARES
12/31/02                          $18.00      (22.99)% (5)     $    571      1.45%           1.53%          0.40%           6.42%
08/22/01 (3) to 12/31/01           23.90       (0.75) (2)(5)         26      1.45 (1)        1.50 (1)       0.04 (1)        4.26

--------------------------------
LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/02                          $ 4.08      (33.33)%         $ 12,896      1.00%           1.94%         (0.35)%         84.74%
12/31/01                            6.12      (37.10)             2,409      1.00            5.27          (0.20)          94.53
12/28/00 (3) to 12/31/00            9.73       (2.70) (2)            24      1.00 (1)          --(6)       (1.00) (1)       0.00

B SHARES
12/31/02                          $ 4.02      (33.99)% (5)     $      3      2.00%           3.23%         (1.49)%         84.74%
07/26/01 (3) to 12/31/01            6.09       (7.02) (2)(5)          4      1.96 (1)        7.89 (1)      (1.30) (1)      94.53


                       See Notes to Financial Statements.

128-129

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                       NET                     NET
                                      ASSET               REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS  REDEMPTION
                                      VALUE       NET      UNREALIZED     FROM NET       FROM NET    FEES ADDED TO
                                    BEGINNING INVESTMENT   GAIN/(LOSS)   INVESTMENT      REALIZED       PAID-IN
                                    OF PERIOD   INCOME   ON INVESTMENTS    INCOME         GAINS         CAPITAL
------------------------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/02                              $ 9.68    $(0.032)     $(1.968)      $    --       $    --        $   --
01/09/01 (3) to 12/31/01               10.00     (0.014)      (0.306)           --            --            --

B SHARES
12/31/02                              $ 9.68    $(0.102)     $(1.978)      $    --       $    --        $   --
12/20/01 (3) to 12/31/01                9.36     (0.009)       0.329            --            --            --

---------------
TECHNOLOGY FUND
---------------
INSTITUTIONAL SHARES
12/31/02                              $ 5.87    $(0.035)     $(2.615)      $    --       $    --        $   --
12/31/01                                9.72     (0.037)      (3.813)           --            --            --
12/27/00 (3) to 12/31/00               10.00         --       (0.280)           --            --            --

B SHARES
12/31/02                              $ 5.84    $(0.066)     $(2.594)      $    --       $    --        $   --
08/06/01 (3) to 12/31/01                6.58     (0.039)      (0.701)           --            --            --

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/02                              $13.01    $ 0.310      $(1.470)      $(0.310)      $    --        $   --
12/31/01                               13.27      0.362       (0.216)       (0.364)       (0.042)           --
12/31/00                               12.38      0.389        1.115        (0.391)       (0.223)           --
12/31/99                               14.44      0.444       (0.668)       (0.435)       (1.401)           --
12/31/98                               14.93      0.492        0.753        (0.494)       (1.241)           --

N SHARES
12/31/02                              $13.00    $ 0.277      $(1.459)      $(0.278)      $    --        $   --
12/31/01                               13.27      0.331       (0.226)       (0.333)       (0.042)           --
12/31/00                               12.38      0.356        1.114        (0.357)       (0.223)           --
12/31/99                               14.44      0.386       (0.641)       (0.404)       (1.401)           --
12/31/98                               14.93      0.440        0.759        (0.448)       (1.241)           --

A SHARES
12/31/02                              $13.00    $ 0.278      $(1.469)      $(0.279)      $    --        $   --
12/31/01                               13.26      0.333       (0.216)       (0.335)       (0.042)           --
12/31/00                               12.38      0.356        1.107        (0.360)       (0.223)           --
02/10/99 (3) to 12/31/99               14.14      0.340       (0.305)       (0.394)       (1.401)           --

B SHARES
02/04/02 (3) to 12/31/02              $13.02    $ 0.186      $(1.471)      $(0.225)      $    --        $   --

------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/02                              $11.54    $ 0.092      $(1.808)      $(0.068)      $    --        $0.054 (7)
12/31/01                               14.36      0.055       (2.825)       (0.050)           --            --
12/31/00                               15.89      0.120       (1.606)       (0.044)           --            --
12/31/99                               12.55      0.117        3.309        (0.086)           --            --
12/31/98                               13.33      0.166       (0.787)       (0.159)           --            --




                                  NET                           NET                   RATIO OF EXPENSES
                                 ASSET                         ASSETS      RATIO OF      TO AVERAGE      RATIO OF NET
                                 VALUE                         END OF     EXPENSES TO    NET ASSETS    INVESTMENT INCOME PORTFOLIO
                                 END OF       TOTAL            PERIOD     AVERAGE NET    (EXCLUDING     TO AVERAGE NET   TURNOVER
                                 PERIOD      RETURN            (000)        ASSETS        WAIVERS)          ASSETS         RATE
----------------------------------------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/02                         $ 7.68      (20.66)%          $  7,278      1.00%         1.36%           (0.38)%        107.48%
01/09/01 (3) to 12/31/01           9.68       (3.20) (2)          7,854      1.00 (1)      2.53 (1)        (0.15) (1)      59.94 (1)

B SHARES
12/31/02                         $ 7.60      (21.49)% (5)      $      4      2.00%         2.36%           (1.25)%        107.48%
12/20/01 (3) to 12/31/01           9.68        3.42 (2)(5)            1      2.00 (1)      3.37 (1)        (1.62) (1)      59.94 (1)

---------------
TECHNOLOGY FUND
---------------
INSTITUTIONAL SHARES
12/31/02                         $ 3.22      (45.15)%          $  1,466      1.00%         2.04%           (0.83)%         85.43%
12/31/01                           5.87      (39.61)              3,430      1.00          3.37            (0.57)          95.29
12/27/00 (3) to 12/31/00           9.72       (2.80) (2)          2,038      1.00 (1)        -- (6)         4.47 (1)        0.00

B SHARES
12/31/02                         $ 3.18      (45.55)% (5)      $      1      1.94%         2.98%           (1.83)%         85.43%
08/06/01 (3) to 12/31/01           5.84      (11.25) (2)(5)          --      2.00 (1)      6.21 (1)        (1.82) (1)      95.29

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/02                         $11.54       (9.02)%          $ 47,015      0.88%         1.12%            2.50%          69.89%
12/31/01                          13.01        1.21              52,552      0.88          1.10             2.77           65.21
12/31/00                          13.27       12.31              56,197      0.88          1.14             2.99          141.47
12/31/99                          12.38       (1.30)             21,871      0.88          1.05             2.84           67.77
12/31/98                          14.44        8.61              56,027      0.88          0.98             3.16           70.93

N SHARES
12/31/02                         $11.54       (9.18)%           $ 1,897      1.13%         1.37%            2.25%          69.89%
12/31/01                          13.00        0.88               2,253      1.13          1.35             2.52           65.21
12/31/00                          13.27       12.03               2,073      1.13          1.57             2.69          141.47
12/31/99                          12.38       (1.52)              2,311      1.13          1.30             2.59           67.77
12/31/98                          14.44        8.29               2,328      1.13          1.23             2.91           70.93

A SHARES
12/31/02                         $11.53       (9.26)% (4)      $    260      1.13%         1.37%            2.25%          69.89%
12/31/01                          13.00        0.97 (4)             294      1.13          1.16             2.52           65.21
12/31/00                          13.26       11.97 (4)             131      1.13          1.51             2.74          141.47
02/10/99 (3) to 12/31/99          12.38        0.50 (2)(4)           84      1.21 (1)      1.38 (1)         2.51 (1)       67.77

B SHARES
02/04/02 (3) to 12/31/02         $11.51       (9.96)% (2)(5)   $     75      1.88%         2.12%            1.50%          69.89%

------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/02                         $ 9.81      (14.41)%          $141,034      1.40%         1.43%            0.85%          22.38%
12/31/01                          11.54      (19.29)            177,337      1.36          1.37             0.75           38.32
12/31/00                          14.36       (9.34)            254,642      1.35          1.36             0.82           76.86
12/31/99                          15.89       27.33             272,886      1.35          1.35             0.86           48.49
12/31/98                          12.55       (4.64)            194,447      1.33          1.33             1.64           45.82

                       See Notes to Financial Statements.

130-131

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                      NET
                                      ASSET                REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS   REDEMPTION
                                      VALUE       NET       UNREALIZED     FROM NET       FROM NET     FEES ADDED TO
                                    BEGINNING INVESTMENT    GAIN/(LOSS)   INVESTMENT      REALIZED        PAID-IN
                                    OF PERIOD   INCOME    ON INVESTMENTS    INCOME         GAINS         CAPITAL
--------------------------------------------------------------------------------------------------------------------
------------------------------
INTERNATIONAL FUND (CONTINUED)
------------------------------
N SHARES
12/31/02                              $11.55    $ 0.039      $(1.789)      $(0.031)        $  --         $0.051 (7)
12/31/01                               14.36      0.026       (2.815)       (0.021)           --             --
12/31/00                               15.89      0.076       (1.606)           --            --             --
12/31/99                               12.55      0.101        3.262        (0.023)           --             --
12/31/98                               13.33      0.140       (0.787)       (0.133)           --             --

A SHARES
12/31/02                              $11.57    $ 0.079      $(2.311)      $    --         $  --         $0.012 (7)
12/31/01                               14.38      0.016       (2.815)       (0.011)           --             --
12/31/00                               15.89      0.076       (1.586)           --            --             --
03/05/99 (3) to 12/31/99               11.90     (0.009)       4.022        (0.023)           --             --

B SHARES
12/31/02                              $11.55    $ 0.041      $(1.826)      $(0.018)        $  --         $0.023 (7)
07/23/01 (3) to 12/31/01               12.49     (0.057)      (0.883)           --            --             --

---------------------
EMERGING MARKETS FUND
---------------------

INSTITUTIONAL SHARES
12/31/02                              $ 6.80    $ 0.019      $(0.148)      $(0.015)        $  --         $0.004 (7)
12/31/01                                6.88      0.043       (0.085)       (0.038)           --             --
12/31/00                                9.64      0.033       (2.786)       (0.007)           --             --
12/31/99                                5.87     (0.004)       3.790        (0.016)           --             --
12/31/98                                8.55      0.023       (2.688)       (0.015)           --             --

N SHARES
12/31/02                              $ 6.75    $ 0.009      $(0.154)      $    --         $  --         $0.005 (7)
12/31/01                                6.80      0.012       (0.055)       (0.007)           --             --
12/31/00                                9.58      0.025       (2.805)           --            --             --
12/31/99                                5.85     (0.027)       3.773        (0.016)           --             --
12/31/98                                8.54      0.008       (2.698)           --            --             --

A SHARES
12/31/02                              $ 6.75    $ 0.002      $(0.154)      $    --         $  --         $0.002 (7)
12/31/01                                6.82      0.024       (0.075)       (0.019)           --             --
12/31/00                                9.58      0.025       (2.785)           --            --             --
08/12/99 (3) to 12/31/99                7.47     (0.024)       2.150        (0.016)           --             --

B SHARES
04/18/02 (3) to 12/31/02              $ 7.76    $(0.040)     $(1.142)      $    --         $  --         $0.002 (7)




                                  NET                       NET                      RATIO OF EXPENSES
                                 ASSET                     ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                 VALUE                     END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME PORTFOLIO
                                 END OF   TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET   TURNOVER
                                 PERIOD  RETURN            (000)         ASSETS          WAIVERS)            ASSETS         RATE
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------
INTERNATIONAL FUND (CONTINUED)
------------------------------
N SHARES
12/31/02                         $ 9.82  (14.79)%         $  1,202        1.60%           1.63%              0.36%          22.38%
12/31/01                          11.55  (19.46)             5,336        1.61            1.62               0.50           38.32
12/31/00                          14.36   (9.50)             2,525        1.60            1.61               0.57           76.86
12/31/99                          15.89   26.81              2,531        1.60            1.60               0.61           48.49
12/31/98                          12.55   (4.84)             1,657        1.58            1.58               1.39           45.82

A SHARES
12/31/02                         $ 9.35  (19.19)% (4)     $      6        1.65%           1.68%              0.71%          22.38%
12/31/01                          11.57  (19.47) (4)             3        1.61            1.62               0.18           38.32
12/31/00                          14.38   (9.50) (4)             2        1.60            1.61               0.57           76.86
03/05/99 (3) to 12/31/99          15.89   33.73 (2)(4)           5        1.65 (1)        1.65 (1)           0.56 (1)       48.49

B SHARES
12/31/02                         $ 9.77  (15.26)% (5)     $     11        2.40%           2.43%             (0.97)%         22.38%
07/23/01 (3) to 12/31/01          11.55   (7.53) (2)(5)          1        2.19 (1)        2.19 (1)          (1.10) (1)      38.32

---------------------
EMERGING MARKETS FUND
---------------------

INSTITUTIONAL SHARES
12/31/02                         $ 6.66   (1.84)%         $ 96,652        1.66%           1.71%              0.41%          34.20%
12/31/01                           6.80   (0.60)            40,063        1.74            1.89               0.78           26.93
12/31/00                           6.88  (28.55)            32,313        1.67            1.71               0.37           78.65
12/31/99                           9.64   64.53             38,155        1.70            1.76              (0.17)          53.69
12/31/98                           5.87  (31.16)            19,072        1.75            2.08               1.06           34.55

N SHARES
12/31/02                         $ 6.61   (2.36)%         $    311        1.91%           1.96%              0.12%          34.20%
12/31/01                           6.75   (0.33)               352        1.99            2.14               0.75           26.93
12/31/00                           6.80  (29.02)               297        1.96            2.00               0.18           78.65
12/31/99                           9.58   64.06                322        1.95            2.01              (0.42)          53.69
12/31/98                           5.85  (31.50)                62        2.00            2.33               0.81           34.55

A SHARES
12/31/02                         $ 6.60   (2.22)% (4)     $    118        1.91%           1.96%              0.03%          34.20%
12/31/01                           6.75   (0.74) (4)             6        1.99            2.08               0.68           26.93
12/31/00                           6.82  (28.81) (4)             8        1.92            1.96               0.16           78.65
08/12/99 (3) to 12/31/99           9.58   28.48 (2)(4)           5        1.95 (1)        2.01 (1)          (0.42) (1)      53.69

B SHARES
04/18/02 (3) to 12/31/02         $ 6.58  (15.21)% (2)(5)  $      8        2.62%           2.65%             (0.85)%         34.20%


(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Sales load is not reflected in total return.
(5) Contingent deferred sales load is not reflected in total return.
(6) Not meaningful given short period.
(7) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 90 days or less from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.

                       See Notes to Financial Statements.

132-133

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


1.   ORGANIZATION

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers twenty-two diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

            EQUITY FUNDS:
            Harris Insight Equity Fund ("Equity Fund")
            Harris Insight Equity Income Fund ("Equity Income Fund")
            Harris Insight Core Equity Fund ("Core Equity Fund")
            Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity
              Fund")
            Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund") Harris Insight Index Fund ("Index Fund")
            Harris Insight International Fund ("International Fund")
            Harris Insight Large-Cap Aggressive Growth Fund ("Large-Cap
              Aggressive Growth Fund")
            Harris Insight Small-Cap Aggressive Growth Fund ("Small-Cap
              Aggressive Growth Fund")
            Harris Insight Technology Fund ("Technology Fund")
            Harris Insight Balanced Fund ("Balanced Fund")
            Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

            FIXED INCOME FUNDS:
            Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate
              Bond Fund")
            Harris Insight Convertible Securities Fund ("Convertible Securities
              Fund")
            Harris Insight Bond Fund ("Bond Fund")
            Harris Insight Intermediate Government Bond Fund ("Intermediate
              Government Bond Fund")
            Harris Insight High Yield Bond Fund ("High Yield Bond Fund")
            Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
              Tax-Exempt Bond Fund")
            Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")

            MONEY MARKET FUNDS:
            Harris Insight Government Money Market Fund ("Government Money
              Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money
              Market Fund")

     The Trust offers six classes of shares, A shares, N shares, B shares, Service shares, Exchange shares, and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for the Index Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, the Technology Fund, the High Yield Bond Fund and each of the Money Market Funds. N shares are offered by each Fund, except for the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund. B shares are offered by each Fund, except for the Convertible Securities Fund, the High Yield Bond Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund. Service shares are offered only by each of the Money Market Funds. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne pro rata on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, B shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in
Note 4 and Note 5, and the A shares are sold subject to a sales load (Note 6). Institutional shares are not subject to service organization/agent fees or sales loads. As of December 31, 2002, no N shares of the High Yield Bond Fund had been issued.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- Equity securities are valued at the last sales price on the primary market where traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the event that market prices are not readily available, or where last sale prices are considered not reflective of market values as of the valuation time (e.g., from foreign markets), securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations, with remaining maturities of 60 days or less and securities held by the Money Market Funds are valued at amortized cost.

     Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2A-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i)  market  value  of   investment   securities,   other  assets  and
     liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds (other than the Convertible Securities Fund) are declared daily and paid monthly. Dividends from the Convertible Securities Fund, Equity Fund, Equity Income Fund, Index Fund, and Balanced Fund are declared and paid quarterly. Dividends from the Core Equity Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, Technology Fund, International Fund and the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (E) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (F) ORGANIZATION EXPENSES -- Certain Funds' share of the costs incurred in connection with the organization of the Trust has been deferred and is being amortized over 60 months from commencement of operations of the respective Fund. Organization costs have been fully amortized as of December 31, 2002.

     (G) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (H) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until ultimate sale of the security (without repurchase).

     (I) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

     (J) SECURITIES LENDING -- The non-Money Market Funds may participate in a securities lending program with certain counterparties whereby a Fund may loan securities to an organization that provides collateral. The lending Fund continues to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral (consisting of repurchase agreements, commercial paper and money market funds) held by the Funds with respect to such loans (including rights to draw on letters of credit) at December 31, 2002, and income earned on securities loaned for the period ended December 31, 2002, are as follows:

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                             MARKET VALUE OF    VALUE OF COLLATERAL   INCOME EARNED ON
                                           SECURITIES ON LOAN        RECEIVED        SECURITIES LOANED*
                                           ------------------   -------------------  ------------------
     Short/Intermediate Bond Fund ..........   $ 9,660,896          $ 9,898,065            $10,154
     Bond Fund .............................     6,987,312            7,156,244             12,497
     Intermediate Government Bond Fund .....    15,232,134           15,513,769              3,884
     Convertible Securities Fund ...........            --                   --              5,930
     Equity Fund ...........................    58,736,428           60,971,854             55,898
     Equity Income Fund ....................    14,686,226           15,248,464             13,298
     Core Equity Fund ......................    27,684,809           28,716,092             21,958
     Small-Cap Opportunity Fund ............    58,729,741           61,412,002             76,539
     Small-Cap Value Fund ..................    52,663,355           55,138,751             78,624
     Index Fund ............................    48,814,519           50,783,230             54,579
     Balanced Fund .........................    12,931,792           13,459,378              8,806

     *Income is included in interest income in the Statements of Operations.

     (K) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method for non-Money Market Funds. Dividend income is recorded on the ex-dividend date.

3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Trust retains Harris Investment Management ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

         Each Money Market Fund                0.14% of the first $100 million
                                               of net assets and 0.10% of net
                                               assets over $100 million
         Short/Intermediate Bond Fund          0.70%
         Bond Fund                             0.65%
         Intermediate Government Bond Fund     0.65%
         High Yield Bond Fund                  0.45%
         Intermediate Tax-Exempt Bond Fund     0.60%
         Tax-Exempt Bond Fund                  0.60%
         Convertible Securities Fund           0.70%*
         Equity Fund                           0.70%
         Equity Income Fund                    0.70%
         Core Equity Fund                      0.90%
         Small-Cap Opportunity Fund            1.00%
         Small-Cap Value Fund                  0.80%
         Index Fund                            0.25%
         Large-Cap Aggressive Growth Fund      0.75%
         Small-Cap Aggressive Growth Fund      0.75%
         Technology Fund                       0.75%
         Balanced Fund                         0.60%
         International Fund                    1.05%
         Emerging Markets Fund                 1.25%

     *The advisory agreement for this Fund was terminated January 1, 2003, since the Fund indirectly pays an advisory fee as a shareholder of the High Yield Bond Fund. See Note 14.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the period ended December 31, 2002, advisory fees and waivers for certain Funds were as follows:

                                                   GROSS                              NET
                                               ADVISORY FEE         WAIVER        ADVISORY FEE
                                               ------------       ----------      ------------
     Short/Intermediate Bond Fund ..........    $1,689,430        $  912,360       $  777,070
     Bond Fund .............................     1,437,315           727,965          709,350
     Intermediate Government Bond Fund .....       522,454           413,020          109,434
     High Yield Bond Fund ..................        21,588            21,356              232
     Intermediate Tax-Exempt Bond Fund .....     1,465,340         1,465,340               --
     Tax-Exempt Bond Fund ..................       689,770           689,770               --
     Convertible Securities Fund ...........       149,718            67,417           82,301
     Equity Income Fund ....................       380,156            94,059          286,097
     Core Equity Fund ......................     1,151,598           131,401        1,020,197
     Small-Cap Opportunity Fund ............     3,981,517           221,323        3,760,194
     Small-Cap Value Fund ..................     2,098,113           215,952        1,882,161
     Index Fund ............................       991,143           257,806          733,337
     Large-Cap Aggressive Growth Fund ......        18,960             8,938           10,022
     Small-Cap Aggressive Growth Fund ......        64,337            29,856           34,481
     Technology Fund .......................        16,666            10,689            5,977
     Balanced Fund .........................       320,157            80,038          240,119

     There were no advisory fee waivers for the other Funds.

     For the period ended December 31, 2002, HIM also reimbursed expenses of $16,596, $14,619, and $12,213 for the High Yield Bond Fund, the Large-Cap Aggressive Growth Fund, and the Technology Fund, respectively.

     HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as Sub-Adviser, receives a fee directly from HIM and not from the Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank ("Harris Trust" or the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting Services Agent"), pursuant to which the Sub-Administrator and Accounting Services Agent performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates the Sub-Administrator and Accounting Services Agent for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, the Administrator, the Tranfer Agent, and the Custodian are entitled to receive a fee based on the aggregate average daily net assets of the Funds, payable monthly at an aggregate annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% in excess of $600 million. In addition, such fees for the Money Market Funds in the amount of 0.03% of their month-end assets are reallocated to the non-money market Funds based on the relative month-end assets of those funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


     PFPC Distributors, Inc. ("PFPC" or the "Distributor") provides services as distributor in connection with sales of shares of the Funds. No compensation is payable by the Funds to PFPC for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator. For the period ended December 31, 2002, the aggregate sales charges paid with respect to A shares of the Funds were $182,215, of which $10,512 was retained and $171,703 was reallowed to dealer firms. Sales charges retained and reallowed are as follows:

                                                   RETAINED          REALLOWED
                                                   --------          ---------
     Short/Intermediate Bond Fund ..............    $  707            $ 7,834
     Bond Fund .................................     1,130             21,849
     Intermediate Government Bond Fund .........     2,169             21,655
     Intermediate Tax-Exempt Bond Fund .........       678             11,136
     Tax-Exempt Bond Fund ......................     3,160             46,802
     Convertible Securities Fund ...............         1                293
     Equity Fund ...............................       125              5,613
     Equity Income Fund ........................       515              5,074
     Core Equity Fund ..........................       398              5,511
     Small-Cap Opportunity Fund ................       593             16,032
     Small-Cap Value Fund ......................       798             19,301
     Balanced Fund .............................       188              1,760
     International Fund ........................        35                353
     Emerging Markets Fund .....................        15              8,490

     For the period ended December 31, 2002, the aggregate sales charge paid with respect to the B Shares of the Funds were $3,645 of which $0 was retained and $3,645 was reallowed to dealer firms. Sales charges retained and reallowed are as follows:

                                                   RETAINED          REALLOWED
                                                   --------          ---------
     Money Market Fund .........................     $  --             $  421
     Short/Intermediate Bond Fund ..............        --                495
     Bond Fund .................................        --                631
     Intermediate Government Bond Fund .........        --                  5
     Intermediate Tax-Exempt Bond Fund .........        --                125
     Tax-Exempt Bond Fund ......................        --                160
     Core Equity Fund ..........................        --                156
     Small Cap-Opportunity Fund ................        --                423
     Small Cap-Value Fund ......................        --              1,229


     Certain employees of Harris Trust and PFPC Inc. are officers of the Funds. During the period ended December 31, 2002, Harris Trust received $5,765,367 in aggregate fees and expenses (net of waivers of $3,954,128) from the Funds and PFPC received a portion of the annual rate payable to the Administrator in the amount of, $5,655,647 in aggregate fees and expenses (net of waivers of $562,171) from the Funds for services rendered under the various agreements described above.

4.   SERVICE PLANS

     The Trust has adopted a Service Plan (the "Plan") for the N shares of each Fund. Under the Plan, each Fund may pay banks and other institutions ("Service Organizations") for shareholder support services that they provide, at a rate of up to 0.25% (on an annualized basis) of the average daily net asset value of the Fund's N shares.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


     Under a separate Service Plan adopted by the N shares of the Money Market Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"), those Funds may make payments to Service Organizations for shareholder support services and also may bear the costs connected with distribution and other services, at a rate of up to 0.10% (on an annualized basis) of the average daily net asset value of each Fund's N shares.

     The Funds, except for the High Yield Bond Fund, the Index Fund and the Money Market Funds, have adopted a separate 12b-1 Plan that provides for distribution/service fees of up to 0.25% (on an annualized basis) of the average daily net assets attributable to A shares.

     The Money Market Fund has adopted a Service Plan for the Exchange shares that provides for service fees at a rate of up to 0.05% (on an annualized basis) of the average daily net assets of the Fund's Exchange shares.

     The Money Market Funds have adopted a Service Plan for the Service shares that provides for service fees at a rate of up to .25% (on an annualized basis) of the average daily net asset of the Service shares. In addition, the Money Market Funds, have adopted a 12b-1 plan that provides for distribution fees of up to .15% (on an annualized basis) of the average daily net assets of the Service shares.

     Additionally, the Funds, except for the Government Money Market Fund, the Tax-Exempt Money Market Fund, the High Yield Bond Fund, and the Convertible Securities Fund, have adopted a Service Plan for B shares of the Funds that provides for service fees of up to 0.25% ( on an annualized basis) of the average net assets of the B shares. The Funds, except for the Government Money Market Fund, the Tax-Exempt Money Market Fund, the High Yield Bond Fund, and the Convertible Securities Fund, have adopted a 12b-1 Plan that provides for distribution fees of up to 0.75% (on an annualized basis) of the average daily net assets of the B shares.

     For the period ended December 31, 2002, the non-Money Market Funds paid the following shareholder service fees pursuant to the Plans, including fees paid to Harris Trust and to the Distributor:

                                                  N SHARES            B SHARES
                                                  --------            --------
     Short/Intermediate Bond Fund ..............   $16,136             $  328
     Bond Fund .................................    16,953                901
     Intermediate Government Bond Fund .........    35,965                899
     Intermediate Tax-Exempt Bond Fund .........    22,172                253
     Tax-Exempt Bond Fund ......................    16,935                883
     Convertible Securities Fund ...............       699                 --
     Equity Fund ...............................    35,583                173
     Equity Income Fund ........................     8,687                231
     Core Equity Fund ..........................    10,882                 87
     Small-Cap Opportunity Fund ................    20,939                298
     Small-Cap Value Fund ......................    11,478              1,005
     Index Fund ................................    48,999                359
     Large-Cap Aggressive Growth Fund ..........        --                  9
     Small-Cap Aggressive Growth Fund ..........        --                  7
     Technology Fund ...........................        --                  2
     Balanced Fund .............................     5,127                 92
     International Fund ........................     4,504                  9
     Emerging Markets Fund .....................       845                 11


     For the period ended December 31, 2002, shareholder service fees paid by the Money Market Funds under the Plan were $748,950, $3,391,899, and $569,983 and fees paid under the 12b-1 Plan were $299,580, $1,356,760, and $227,993 for the N shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.

                              HARRIS INSIGHT FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2002


     For the period ended December 31, 2002 with respect to the Service shares, shareholder services fees paid by the Money Market Funds under the Plan were $169,233, $1,528,847, and $98,291 and fees paid under the 12b-1 Plan were $101,540, $917,308, and $58,975 for the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.

     For the period ended December 31, 2002, shareholder services fees paid by the Money Market Fund were $355,612 for the Exchange shares.

     For the period ended December 31, 2002, shareholder services fees paid by the Money Market Fund were $19 and fees paid under the 12b-1 Plan were $59 for the B Shares.

     For the period ended December 31, 2002, the following Funds have paid fees under the 12b-1 plans for A and B shares. The fees are as follows:

                                                   A SHARES         B SHARES
                                                   --------         --------
     Short/Intermediate Bond Fund ..............    $5,518            $ 984
     Bond Fund .................................     1,080            2,702
     Intermediate Government Bond Fund .........     2,231            2,698
     Intermediate Tax-Exempt Bond Fund .........     1,579              761
     Tax-Exempt Bond Fund ......................     3,336            2,651
     Convertible Securities Fund ...............       208               --
     Equity Fund ...............................       537              520
     Equity Income Fund ........................       777              695
     Core Equity Fund ..........................     1,549              260
     Small-Cap Opportunity Fund ................     1,206              895
     Small-Cap Value Fund ......................     1,375            3,016
     Index Fund ................................        --            1,078
     Large-Cap Aggressive Growth Fund ..........        --               25
     Small-Cap Aggressive Growth Fund ..........        --               19
     Technology Fund ...........................        --                6
     Balanced Fund .............................       688              278
     International Fund ........................       144               26
     Emerging Markets Fund .....................       248               33


     For the period ended December 31, 2002, Harris Trust received $6,849,976 in fees for services rendered under the terms of the Service Plans described above.

5.   PROGRAM SERVICE SHARE FEE

     Each of the Money Market Funds may pay Program Service fees to financial institutions to provide checkwriting, debit or credit card bill payment, and other auxillary services to participants in the cash management program, at a rate of up to 0.50% (on an annualized basis), of the average daily net assets attributable to Service shares. For the period ended December 31, 2002, fees paid by the Money Market Funds under the program were $234,950, $2,110,839, and $132,560 (net of voluntary waivers of $103,516, $946,855, and $64,022) for the
Service shares of the Government Money Market, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.

6.   PUBLIC OFFERING PRICE

     A shares of the Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Convertible Securities Fund, Tax-Exempt Bond Fund, and Bond Fund, and 3.50% for the Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund, and Intermediate Government Bond Fund.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


7.   CAPITAL SHARES

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                       MONEY MARKET FUNDS
                                     ------------------------------------------------------------------------------
                                         GOVERNMENT MONEY MARKET FUND                      MONEY MARKET FUND
                                     ---------------------------------      ---------------------------------------
                                           YEAR              YEAR                  YEAR                  YEAR
                                           ENDED             ENDED                 ENDED                 ENDED
                                         12/31/02          12/31/01              12/31/02              12/31/01
                                         --------          --------              --------              --------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................  $   929,495,246   $   783,440,213      $ 19,651,013,334       $ 21,598,594,593
Issued as reinvestment of dividends           96,685           911,236            14,833,773             16,818,684
Redeemed ..........................     (917,550,199)     (849,446,687)      (16,994,089,475)       (21,444,160,668)
                                     ---------------   ---------------      ----------------       ----------------
Net increase/(decrease) ...........  $    12,041,732   $   (65,095,238)     $  2,671,757,632       $    171,252,609
                                     ===============   ===============      ================       ================
N SHARES:
Sold ..............................  $ 1,799,881,714   $ 1,433,592,109      $  3,694,404,666       $  4,308,137,568
Issued as reinvestment of dividends        3,405,809         9,952,316            19,697,845             52,308,711
Redeemed ..........................   (1,783,947,845)   (1,494,749,525)       (3,959,090,447)        (4,111,897,612)
                                     ---------------   ---------------      ----------------       ----------------
Net increase/(decrease) ...........  $    19,339,678   $   (51,205,100)     $   (244,987,936)      $    248,548,667
                                     ===============   ===============      ================       ================
B SHARES:
Sold ..............................                                         $         23,731       $         28,775
Issued as reinvestment of dividends                                                       49                     --
Redeemed ..........................                                                   (8,667)               (28,775)
                                                                            ----------------       ----------------
Net increase/(decrease) ...........                                         $         15,113       $              0
                                                                            ================       ================
EXCHANGE SHARES:
Sold ..............................                                         $  4,745,856,284       $  1,570,806,442
Issued as reinvestment of dividends                                                8,835,230              2,578,662
Redeemed ..........................                                           (3,663,776,245)        (1,229,777,846)
                                                                            ----------------       ----------------
Net increase/(decrease) ...........                                         $  1,090,915,269       $    343,607,258
                                                                            ================       ================
SERVICE SHARES:
Sold ..............................  $   238,599,232   $            --      $  1,453,010,664       $             --
Issued as reinvestment of dividends          442,810                --             5,193,262                     --
Redeemed ..........................      (41,253,537)               --          (190,307,154)                    --
                                     ---------------   ---------------      ----------------       ----------------
Net increase/(decrease) ...........  $   197,788,505   $            --      $  1,267,896,772       $             --
                                     ===============   ===============      ================       ================



                                              MONEY MARKET FUNDS
                                   --------------------------------------
                                        TAX-EXEMPT MONEY MARKET FUND
                                   --------------------------------------
                                          YEAR                  YEAR
                                          ENDED                 ENDED
                                        12/31/02              12/31/01
                                        --------              --------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................  $ 1,168,417,090      $ 1,410,529,801
Issued as reinvestment of dividends          205,307            1,181,461
Redeemed ..........................   (1,141,480,796)      (1,454,428,046)
                                     ---------------      ---------------
Net increase/(decrease) ...........  $    27,141,601      $   (42,716,784)
                                     ===============      ===============
N SHARES:
Sold ..............................  $   462,394,802      $   534,111,118
Issued as reinvestment of dividends        1,851,619            4,954,579
Redeemed ..........................     (484,067,010)        (546,053,776)
                                     ---------------      ---------------
Net increase/(decrease) ...........  $   (19,820,589)     $    (6,988,079)
                                     ===============      ===============
B SHARES:
Sold ..............................
Issued as reinvestment of dividends
Redeemed ..........................

Net increase/(decrease) ...........

EXCHANGE SHARES:
Sold ..............................
Issued as reinvestment of dividends
Redeemed ..........................

Net increase/(decrease) ...........

SERVICE SHARES:
Sold ..............................  $   118,086,124      $            --
Issued as reinvestment of dividends          201,759                   --
Redeemed ..........................      (39,506,002)                  --
                                     ---------------      ---------------
Net increase/(decrease) ...........  $    78,781,881      $            --
                                     ===============      ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                           FIXED INCOME FUNDS
                                       -------------------------------------------------------
                                                   SHORT/
                                              INTERMEDIATE BOND                BOND
                                                    FUND                       FUND
                                       ---------------------------   -------------------------
                                           YEAR          YEAR            YEAR         YEAR
                                           ENDED         ENDED           ENDED        ENDED
                                         12/31/02      12/31/01        12/31/02      12/31/01
                                       ------------  -------------   -----------   -----------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................    $ 50,512,508  $ 122,844,270   $ 41,715,179  $ 61,852,475
Issued as reinvestment of dividends       1,813,469      1,997,571      4,234,837     3,891,595
Redeemed ..........................     (47,329,222)  (126,340,041)   (51,404,580)  (61,682,917)
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........    $  4,996,755  $  (1,498,200)  $ (5,454,564) $  4,061,153
                                       ============  =============   ============  ============
N SHARES:
Sold ..............................    $  6,669,803  $   3,765,094   $  7,348,035  $  3,943,521
Issued as reinvestment of dividends         212,624        166,631        312,698       243,621
Redeemed ..........................      (4,759,634)    (1,422,668)    (8,016,039)   (2,058,284)
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........    $  2,122,793  $   2,509,057   $   (355,306) $  2,128,858
                                       ============  =============   ============  ============
A SHARES:
Sold ..............................    $  6,726,767  $   1,268,391   $  1,285,718  $    235,541
Issued as reinvestment of dividends          86,758         31,639         21,150         6,257
Redeemed ..........................      (3,065,539)      (522,313)      (716,103)      (37,849)
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........    $  3,747,986  $     777,717   $    590,765  $    203,949
                                       ============  =============   ============  ============
B SHARES:
Sold ..............................       $ 379,842       $ 26,471   $    290,271  $    207,704
Issued as reinvestment of dividends           5,247            104         15,616         1,555
Redeemed ..........................         (23,777)            --        (20,228)           --
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........       $ 361,312       $ 26,575   $    285,659  $    209,259
                                       ============  =============   ============  ============


-----------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................       4,913,623     11,939,843      4,074,481     6,038,711
Issued as reinvestment of dividends         176,562        193,187        413,280       378,432
Redeemed ..........................      (4,603,925)   (12,281,335)    (5,026,986)   (6,018,858)
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........         486,260       (148,305)      (539,225)      398,285
                                       ============  =============   ============  ============
N SHARES:
Sold ..............................         648,105        364,474        715,898       383,004
Issued as reinvestment of dividends          20,694         16,092         30,577        23,672
Redeemed ..........................        (462,860)      (137,667)      (785,399)     (199,292)
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........         205,939        242,899        (38,924)      207,384
                                       ============  =============   ============  ============
A SHARES:
Sold ..............................         653,431        122,893        125,066        22,938
Issued as reinvestment of dividends           8,429          3,050          2,069           605
Redeemed ..........................        (297,744)       (50,485)       (70,701)       (3,714)
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........         364,116         75,458         56,434        19,829
                                       ============  =============   ============  ============
B SHARES:
Sold ..............................          36,907          2,550         28,292        19,861
Issued as reinvestment of dividends             510             10          1,525           150
Redeemed ..........................          (2,320)            --         (1,964)           --
                                       ------------  -------------   ------------  ------------
Net increase/(decrease) ...........          35,097          2,560         27,853        20,011
                                       ============  =============   ============  ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                      FIXED INCOME FUNDS
                                       --------------------------------------------------------------------------------
                                            INTERMEDIATE                                          INTERMEDIATE
                                           GOVERNMENT BOND              HIGH YIELD BOND          TAX-EXEMPT BOND
                                                FUND                         FUND                     FUND
                                       -----------------------------     ------------     -----------------------------
                                           YEAR             YEAR            PERIOD            YEAR             YEAR
                                           ENDED            ENDED            ENDED            ENDED            ENDED
                                         12/31/02         12/31/01        12/31/02(1)       12/31/02         12/31/01
                                       ------------     ------------     ------------     ------------     ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................    $ 40,720,804     $ 25,958,882     $ 17,492,262     $ 54,728,389     $ 48,862,859
Issued as reinvestment of dividends       3,072,889        3,603,269          388,982          690,351           99,065
Redeemed ..........................     (32,752,621)     (32,022,594)        (100,017)     (39,718,596)     (28,616,821)
                                       ------------     ------------     ------------     ------------     ------------
Net increase/(decrease) ...........    $ 11,041,072     $ (2,460,443)    $ 17,781,227     $ 15,700,144     $ 20,345,103
                                       ============     ============     ============     ============     ============
N SHARES:
Sold ..............................    $ 17,259,324     $  3,061,793                      $ 11,877,266     $  9,553,166
Issued as reinvestment of dividends         598,952          318,942                           284,072           75,809
Redeemed ..........................      (4,387,270)      (3,420,146)                       (9,822,808)      (2,642,577)
                                       ------------     ------------                      ------------     ------------
Net increase/(decrease) ...........    $ 13,471,006     $    (39,411)                     $  2,338,530     $  6,986,398
                                       ============     ============                      ============     ============
A SHARES:
Sold ..............................    $  2,216,675     $    512,110                      $  1,730,785     $    136,260
Issued as reinvestment of dividends          31,218           10,822                            21,618            2,333
Redeemed ..........................        (507,870)         (17,968)                         (266,073)          (6,388)
                                       ------------     ------------                      ------------     ------------
Net increase/(decrease) ...........    $  1,740,023     $    504,964                      $  1,486,330     $    132,205
                                       ============     ============                      ============     ============
B SHARES:
Sold ..............................    $    690,226     $    213,267                      $    297,252     $      2,511
Issued as reinvestment of dividends          11,206            3,351                               886               11
Redeemed ..........................         (19,353)         (10,592)                           (2,531)              --
                                       ------------     ------------                      ------------     ------------
Net increase/(decrease) ...........    $    682,079     $    206,026                      $    295,607     $      2,522
                                       ============     ============                      ============     ============


-----------------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................       2,369,554        1,537,033        1,516,335        4,882,753        4,447,454
Issued as reinvestment of dividends         178,907          214,092           33,378           61,255            9,023
Redeemed ..........................      (1,916,859)      (1,901,377)          (8,527)      (3,555,073)      (2,599,800)
                                       ------------     ------------     ------------     ------------     ------------
Net increase/(decrease) ...........         631,602         (150,252)       1,541,186        1,388,935        1,856,677
                                       ============     ============     ============     ============     ============
N SHARES:
Sold ..............................       1,009,510          181,225                         1,048,562          863,685
Issued as reinvestment of dividends          34,848           18,931                            25,239            6,865
Redeemed ..........................        (255,127)        (202,275)                         (871,439)        (237,659)
                                       ------------     ------------                      ------------     ------------
Net increase/(decrease) ...........         789,231           (2,119)                          202,362          632,891
                                       ============     ============                      ============     ============
A SHARES:
Sold ..............................         126,760           30,316                           152,996           12,401
Issued as reinvestment of dividends           1,806              638                             1,903              211
Redeemed ..........................         (29,615)          (1,059)                          (23,342)            (580)
                                       ------------     ------------                      ------------     ------------
Net increase/(decrease) ...........          98,951           29,895                           131,557           12,032
                                       ============     ============                      ============     ============
B SHARES:
Sold ..............................          39,536           12,647                            26,461              226
Issued as reinvestment of dividends             650              197                                78                1
Redeemed ..........................          (1,116)            (623)                             (227)              --
                                       ------------     ------------                      ------------     ------------
Net increase/(decrease) ...........          39,070           12,221                            26,312              227
                                       ============     ============                      ============     ============

  (1) For the period 09/23/02 (commencement of operations) to 12/31/02.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                               FIXED INCOME FUNDS
                                       ---------------------------------------------------------------
                                                                                  CONVERTIBLE
                                              TAX-EXEMPT BOND                     SECURITIES
                                                    FUND                              FUND
                                       -----------------------------     -----------------------------
                                           YEAR             YEAR             YEAR             YEAR
                                           ENDED            ENDED            ENDED            ENDED
                                         12/31/02         12/31/01         12/31/02         12/31/01
                                       ------------     ------------     ------------     ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................    $ 18,496,103     $ 15,215,689     $  3,339,742     $  4,933,779
Issued as reinvestment of dividends         109,998           71,208          705,988        1,854,943
Redeemed ..........................     (23,492,439)     (21,108,244)     (20,337,125)     (12,389,622)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........    $ (4,886,338)    $ (5,821,347)    $(16,291,395)    $ (5,600,900)
                                       ============     ============     ============     ============
N SHARES:
Sold ..............................    $ 27,029,564     $    758,178     $    159,779     $    135,107
Issued as reinvestment of dividends         201,882           29,930            9,132           14,858
Redeemed ..........................     (14,937,088)        (389,679)         (83,708)         (30,031)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........    $ 12,294,358     $    398,429     $     85,203     $    119,934
                                       ============     ============     ============     ============
A SHARES:
Sold ..............................    $  3,504,968     $    926,722     $      6,301     $    159,842
Issued as reinvestment of dividends          52,015           12,938            1,350            2,741
Redeemed ..........................        (149,702)        (134,320)         (95,807)         (25,199)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........    $  3,407,281     $    805,340     $    (88,156)    $    137,384
                                       ============     ============     ============     ============
B SHARES:
Sold ..............................    $    531,661     $    132,665
Issued as reinvestment of dividends           9,499            1,749
Redeemed ..........................          (4,367)              --
                                       ------------     ------------
Net increase/(decrease) ...........    $    536,793     $    134,414
                                       ============     ============



------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ..............................       1,696,235        1,441,666          190,804          237,084
Issued as reinvestment of dividends          10,079            6,720           41,623           92,046
Redeemed ..........................      (2,153,236)      (2,001,759)      (1,179,591)        (591,748)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........        (446,922)        (553,373)        (947,164)        (262,618)
                                       ============     ============     ============     ============
N SHARES:
Sold ..............................       2,470,946           71,697            9,213            6,079
Issued as reinvestment of dividends          18,310            2,825              548              738
Redeemed ..........................      (1,365,058)         (37,063)          (4,581)          (1,446)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........       1,124,198           37,459            5,180            5,371
                                       ============     ============     ============     ============
A SHARES:
Sold ..............................         317,473           87,227              351            7,766
Issued as reinvestment of dividends           4,747            1,216               80              148
Redeemed ..........................         (13,754)         (12,941)          (5,446)          (1,136)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........         308,466           75,502           (5,015)           6,778
                                       ============     ============     ============     ============
B SHARES:
Sold ..............................          48,263           12,506
Issued as reinvestment of dividends             869              164
Redeemed ..........................            (400)              --
                                       ------------     ------------
Net increase/(decrease) ...........          48,732           12,670
                                       ============     ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                             EQUITY FUNDS
                                     ---------------------------------------------------------------------------------------------
                                                                                EQUITY                           CORE
                                                EQUITY                          INCOME                          EQUITY
                                                 FUND                            FUND                            FUND
                                     -----------------------------   -----------------------------   -----------------------------
                                         YEAR            YEAR            YEAR             YEAR           YEAR             YEAR
                                        ENDED           ENDED           ENDED            ENDED          ENDED            ENDED
                                       12/31/02        12/31/01        12/31/02         12/31/01       12/31/02         12/31/01
                                     ------------    -------------   ------------     ------------   ------------     ------------
AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
Sold ..............................  $ 57,326,737    $ 109,377,667   $ 15,310,759     $ 17,943,744   $ 15,986,652     $ 37,303,212
Issued as reinvestment of dividends       782,266       11,027,254        442,432          195,889        919,212        2,780,481
Redeemed ..........................   (65,552,793)    (120,992,376)   (17,201,238)     (14,760,195)   (32,734,720)     (29,278,786)
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........  $ (7,443,790)   $    (587,455)  $ (1,448,047)    $  3,379,438   $(15,828,856)    $ 10,804,907
                                     ============    =============   ============     ============   ============     ============
N SHARES:
Sold ..............................  $  9,848,688    $  21,672,101   $    483,847     $    670,167   $    541,014     $  3,403,336
Issued as reinvestment of dividends        10,225          857,431         68,888           35,556         61,481          223,690
Redeemed ..........................   (11,866,569)     (20,954,014)      (648,020)      (1,331,279)    (1,291,923)      (3,332,898)
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........  $ (2,007,656)   $   1,575,518   $    (95,285)    $   (625,556)  $   (689,428)    $    294,128
                                     ============    =============   ============     ============   ============     ============
A SHARES:
Sold ..............................  $    149,168    $      61,881   $    113,794     $     65,887   $    226,262     $     68,021
Issued as reinvestment of dividends           237            8,237          4,475            2,339         10,571           27,166
Redeemed ..........................       (52,221)         (58,545)       (50,631)        (221,849)      (138,719)         (80,469)
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........  $     97,184    $      11,573   $     67,638     $   (153,623)  $     98,114     $     14,718
                                     ============    =============   ============     ============   ============     ============
B SHARES:
Sold ..............................  $    213,797    $      20,421   $     91,013     $     93,247   $     52,853     $     13,671
Issued as reinvestment of dividends            --               --            395               49            525              231
Redeemed ..........................            --               --             --               --         (3,165)              --
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........     $ 213,797    $      20,421   $     91,408     $     93,296   $     50,213     $     13,902
                                     ============    =============   ============     ============   ============     ============


----------------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ..............................     5,330,623        9,139,288      1,018,498        1,030,684        893,816        1,693,126
Issued as reinvestment of dividends        78,978          945,339         30,940           11,984         52,020          123,793
Redeemed ..........................    (6,289,238)     (10,262,443)    (1,144,779)        (863,644)    (1,849,745)      (1,345,800)
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........      (879,637)        (177,816)       (95,341)         179,024       (903,909)         471,119
                                     ============    =============   ============     ============   ============     ============
N SHARES:
Sold ..............................       865,436        1,803,083         31,812           37,910         29,639          159,857
Issued as reinvestment of dividends           878           73,215          4,817            2,173          3,503           10,058
Redeemed ..........................    (1,052,520)      (1,738,637)       (44,882)         (77,367)       (71,115)        (155,682)
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........      (186,206)         137,661         (8,253)         (37,284)       (37,973)          14,233
                                     ============    =============   ============     ============   ============     ============
A SHARES:
Sold ..............................        12,835            5,214          8,194            3,831         12,743            2,928
Issued as reinvestment of dividends            20              703            318              140            603            1,222
Redeemed ..........................        (4,888)          (4,682)        (3,789)         (12,367)        (9,210)          (3,654)
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........         7,967            1,235          4,723           (8,396)         4,136              496
                                     ============    =============   ============     ============   ============     ============
B SHARES:
Sold ..............................        22,941            1,788          6,897            5,293          2,997              619
Issued as reinvestment of dividends            --               --             29                3             30               10
Redeemed ..........................            --               --             --               --           (197)              --
                                     ------------    -------------   ------------     ------------   ------------     ------------
Net increase/(decrease) ...........        22,941            1,788          6,926            5,296          2,830              629
                                     ============    =============   ============     ============   ============     ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                               EQUITY FUNDS
                                     ----------------------------------------------------------------------------------------------
                                                SMALL-CAP                       SMALL-CAP
                                               OPPORTUNITY                        VALUE                             INDEX
                                                  FUND                             FUND                              FUND
                                     -------------------------------   ----------------------------   -----------------------------
                                         YEAR               YEAR           YEAR           YEAR            YEAR            YEAR
                                         ENDED              ENDED          ENDED          ENDED           ENDED           ENDED
                                       12/31/02           12/31/01       12/31/02        12/31/01        12/31/02        12/31/01
                                     -------------     -------------   ------------   -------------   -------------   -------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................  $  83,852,191     $ 142,742,834   $ 88,589,289   $ 142,289,900   $ 131,416,092   $ 115,443,069
Issued as reinvestment of dividends             --         4,160,474      2,170,579      12,325,211       5,456,445       9,249,174
Redeemed ..........................   (110,171,102)     (148,373,153)   (81,756,789)    (49,876,781)   (112,265,658)   (140,188,763)
                                     -------------     -------------   ------------   -------------   -------------   -------------
Net increase/(decrease) ...........  $ (26,318,911)    $  (1,469,845)  $  9,003,079   $ 104,738,330   $  24,606,879   $ (15,496,520)
                                     =============     =============   ============   =============   =============   =============
N SHARES:
Sold ..............................  $   9,968,769     $ 163,384,569   $  5,895,429   $  34,442,486   $   4,695,337   $  16,614,119
Issued as reinvestment of dividends             --           119,663         44,712         214,901         448,578         731,449
Redeemed ..........................     (2,988,025)     (163,286,714)    (4,288,509)    (32,398,150)     (6,715,335)    (14,061,632)
                                     -------------     -------------   ------------   -------------   -------------   -------------
Net increase/(decrease) ...........  $   6,980,744     $     217,518   $  1,651,632   $   2,259,237   $  (1,571,420)  $   3,283,936
                                     =============     =============   ============   =============   =============   =============
A SHARES:
Sold ..............................  $     739,465     $     207,665   $    575,858   $     355,916
Issued as reinvestment of dividends             --             1,030          6,486          19,182
Redeemed ..........................       (107,161)           (3,881)      (130,570)        (78,456)
                                     -------------     -------------   ------------   -------------
Net increase/(decrease) ...........  $     632,304     $     204,814   $    451,774   $     296,642
                                     =============     =============   ============   =============
B SHARES:
Sold ..............................  $     252,490     $      39,676   $    293,112   $     335,751   $     585,206   $      24,628
Issued as reinvestment of dividends             --                15          3,416          11,448           2,131             688
Redeemed ..........................        (29,008)               --        (62,116)        (29,655)             --              --
                                     -------------     -------------   ------------   -------------   -------------   -------------
Net increase/(decrease) ...........  $     223,482     $      39,691   $    234,412   $     317,544   $     587,337   $      25,316
                                     =============     =============   ============   =============   =============   =============


-----------------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ..............................      4,877,498         7,875,608      2,405,739       3,691,117       6,622,131       4,468,645
Issued as reinvestment of dividends             --           228,472         58,591         334,876         275,172         386,353
Redeemed ..........................     (6,703,716)       (8,272,336)    (2,365,141)     (1,312,293)     (5,368,798)     (5,489,011)
                                        ----------        ----------     ----------      ----------      ----------      ----------
Net increase/(decrease) ...........     (1,826,218)         (168,256)        99,189       2,713,700       1,528,505        (634,013)
                                        ==========        ==========     ==========      ==========      ==========      ==========
N SHARES:
Sold ..............................        638,082         9,420,046        160,823         916,071         239,195         631,331
Issued as reinvestment of dividends             --             6,663          1,201           5,851          22,425          30,579
Redeemed ..........................       (174,638)       (9,409,129)      (117,330)       (860,927)       (323,859)       (530,033)
                                        ----------        ----------     ----------      ----------      ----------      ----------
Net increase/(decrease) ...........        463,444            17,580         44,694          60,995         (62,239)        131,877
                                        ==========        ==========     ==========      ==========      ==========      ==========
A SHARES:
Sold ..............................         45,439            11,694         15,833           9,219
Issued as reinvestment of dividends             --                57            176             525
Redeemed ..........................         (7,243)             (212)        (4,183)         (2,088)
                                        ----------        ----------     ----------      ----------
Net increase/(decrease) ...........         38,196            11,539         11,826           7,656
                                        ==========        ==========     ==========      ==========
B SHARES:
Sold ..............................         15,738             2,346          8,318           8,687          30,550           1,055
Issued as reinvestment of dividends             --                 1             90             319             114              29
Redeemed ..........................         (1,970)               --         (1,831)           (766)             --              --
                                        ----------        ----------     ----------      ----------      ----------      ----------
Net increase/(decrease) ...........         13,768             2,347          6,577           8,240          30,664           1,084
                                        ==========        ==========     ==========      ==========      ==========      ==========


                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                                EQUITY FUNDS
                                       --------------------------------------------------------------------------------------------
                                                  LARGE-CAP                      SMALL-CAP
                                                 AGGRESSIVE                     AGGRESSIVE
                                                   GROWTH                         GROWTH                        TECHNOLOGY
                                                    FUND                           FUND                            FUND
                                       ----------------------------     ---------------------------     ---------------------------
                                           YEAR            YEAR            YEAR           PERIOD           YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                         12/31/02        12/31/01        12/31/02       12/31/01(1)      12/31/02        12/31/01
                                       ------------     -----------     -----------     -----------     -----------     -----------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................    $ 12,263,037     $ 3,348,272     $ 4,106,927     $ 8,278,973     $ 2,038,141     $ 4,666,088
Issued as reinvestment of dividends              --              --              --              --              --               2
Redeemed ..........................        (703,008)       (165,806)     (2,587,447)       (141,824)     (2,541,988)     (1,207,431)
                                       ------------     -----------     -----------     -----------     -----------     -----------
Net increase/(decrease) ...........    $ 11,560,029     $ 3,182,466     $ 1,519,480     $ 8,137,149     $  (503,847)    $ 3,458,659
                                       ============     ===========     ===========     ===========     ===========     ===========
N SHARES:
Sold ..............................
Issued as reinvestment of dividends
Redeemed ..........................

Net increase/(decrease) ...........

A SHARES:
Sold ..............................
Issued as reinvestment of dividends
Redeemed ..........................

Net increase/(decrease) ...........

B SHARES:
Sold ..............................    $        178     $     4,379     $     3,488     $     1,018     $     1,134     $       508
Issued as reinvestment of dividends              --              --              --              --              --              --
Redeemed ..........................              --              --              --              --              --              --
                                       ------------     -----------     -----------     -----------     -----------     -----------
Net increase/(decrease) ...........    $        178     $     4,379     $     3,488     $     1,018     $     1,134     $       508
                                       ============     ===========     ===========     ===========     ===========     ===========

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ..............................       2,923,716         418,003         441,906         829,527         466,053         568,223
Issued as reinvestment of dividends              --              --              --              --              --              --
Redeemed ..........................        (158,647)        (26,791)       (305,261)        (18,144)       (594,700)       (193,852)
                                       ------------     -----------     -----------     -----------     -----------     -----------
Net increase/(decrease) ...........       2,765,069         391,212         136,645         811,383        (128,647)        374,371
                                       ============     ===========     ===========     ===========     ===========     ===========
N SHARES:
Sold ..............................
Issued as reinvestment of dividends
Redeemed ..........................

Net increase/(decrease) ...........

A SHARES:
Sold ..............................
Issued as reinvestment of dividends
Redeemed ..........................

Net increase/(decrease) ...........

B SHARES:
Sold ..............................              42             668             403             109             264              76
Issued as reinvestment of dividends              --              --              --              --              --              --
Redeemed ..........................              --              --              --              --              --              --
                                       ------------     -----------     -----------     -----------     -----------     -----------
Net increase/(decrease) ...........              42             668             403             109             264              76
                                       ============     ===========     ===========     ===========     ===========     ===========

  (1) For the period 01/09/01 (Commencement of operations) to 12/31/01.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                              EQUITY FUNDS
                                       --------------------------------------------------------------------------------------------

                                                                                                                 EMERGING
                                                 BALANCED                     INTERNATIONAL                       MARKETS
                                                   FUND                           FUND                             FUND
                                       ----------------------------   -----------------------------   -----------------------------
                                          YEAR             YEAR           YEAR             YEAR           YEAR             YEAR
                                          ENDED            ENDED          ENDED            ENDED          ENDED            ENDED
                                        12/31/02         12/31/01       12/31/02         12/31/01       12/31/02         12/31/01
                                       -----------     ------------   ------------    -------------   ------------     ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................    $ 8,355,167     $  5,952,013   $ 46,989,959    $ 282,428,432   $ 72,596,440     $ 14,549,079
Issued as reinvestment of dividends      1,273,724        1,681,583        581,916          433,340         75,387          153,870
Redeemed ..........................     (9,078,415)     (10,142,546)   (61,093,723)    (312,670,093)   (10,520,149)      (6,676,793)
                                       -----------     ------------   ------------    -------------   ------------     ------------
Net increase/(decrease) ...........    $   550,476     $ (2,508,950)  $(13,521,848)   $ (29,808,321)  $ 62,151,678     $  8,026,156
                                       ===========     ============   ============    =============   ============     ============
N SHARES:
Sold ..............................    $   104,613     $    527,232   $ 18,298,569    $ 265,426,182   $    708,437     $ 19,330,041
Issued as reinvestment of dividends         43,530           56,851          2,875            3,796             --              315
Redeemed ..........................       (266,689)        (360,342)   (22,450,666)    (264,040,735)      (740,952)     (19,515,701)
                                       -----------     ------------   ------------    -------------   ------------     ------------
Net increase/(decrease) ...........    $  (118,546)    $    223,741   $ (4,149,222)   $   1,389,243   $    (32,515)    $   (185,345)
                                       ===========     ============   ============    =============   ============     ============
A SHARES:
Sold ..............................    $    39,543     $    175,085   $  3,130,874    $     101,932   $    226,910     $         --
Issued as reinvestment of dividends          6,196            6,238             --                2             --               17
Redeemed ..........................        (48,823)         (19,380)    (3,078,775)        (100,321)       (80,829)          (2,059)
                                       -----------     ------------   ------------    -------------   ------------     ------------
Net increase/(decrease) ...........    $    (3,084)    $    161,943   $     52,099    $       1,613   $    146,081     $     (2,042)
                                       ===========     ============   ============    =============   ============     ============
B SHARES:
Sold ..............................    $    80,267     $         --   $     10,383    $       1,100   $      9,250     $         --
Issued as reinvestment of dividends            766               --             12               --             --               --
Redeemed ..........................             --               --             --               --             --               --
                                       -----------     ------------   ------------    -------------   ------------     ------------
Net increase/(decrease) ...........    $    81,033     $         --   $     10,395    $       1,100   $      9,250     $         --
                                       ===========     ============   ============    =============   ============     ============


------------------------------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................        675,024          454,370      4,315,397       23,169,477     10,142,851        2,221,775
Issued as reinvestment of dividends        104,646          132,118         58,898           37,912         11,353           23,034
Redeemed ..........................       (745,730)        (781,727)    (5,362,120)     (25,575,057)    (1,531,126)      (1,054,412)
                                          --------         --------     ----------      -----------    -----------       ----------
Net increase/(decrease) ...........         33,940         (195,239)      (987,825)      (2,367,668)     8,623,078        1,190,397
                                          ========         ========     ==========      ===========    ===========       ==========
N SHARES:
Sold ..............................          8,337           40,405      1,657,610       21,753,707         95,772        2,980,440
Issued as reinvestment of dividends          3,578            4,466            290              331             --               47
Redeemed ..........................        (20,767)         (27,876)    (1,997,410)     (21,467,902)      (100,749)      (2,972,099)
                                          --------         --------     ----------      -----------    -----------       ----------
Net increase/(decrease) ...........         (8,852)          16,995       (339,510)         286,136         (4,977)           8,388
                                          ========         ========     ==========      ===========    ===========       ==========
A SHARES:
Sold ..............................          3,321           13,795        291,841            8,049         30,537               --
Issued as reinvestment of dividends            509              493             --               --             --                3
Redeemed ..........................         (3,926)          (1,560)      (291,441)          (7,980)       (13,622)            (304)
                                          --------         --------     ----------      -----------    -----------       ----------
Net increase/(decrease) ...........            (96)          12,728            400               69         16,915             (301)
                                          ========         ========     ==========      ===========    ===========       ==========
B SHARES:
Sold ..............................          6,475               --          1,009               88          1,250               --
Issued as reinvestment of dividends             64               --              1               --             --               --
Redeemed ..........................             --               --             --               --             --               --
                                          --------         --------     ----------      -----------    -----------       ----------
Net increase/(decrease) ...........          6,539               --          1,010               88          1,250               --
                                          ========         ========     ==========      ===========    ===========       ==========


                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


8.   INVESTMENT TRANSACTIONS


     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments and U.S. government securities) during the period ended December 31, 2002, were as follows:


                                                   PURCHASES           SALES
                                                 ------------       ------------
Short/Intermediate Bond Fund .............       $130,338,644       $ 96,195,111
Bond Fund ................................         84,564,764         79,336,254
Intermediate Government Bond Fund ........         16,991,575         12,431,904
High Yield Bond Fund .....................          7,045,414          5,722,458
Intermediate Tax-Exempt Bond Fund ........        198,152,979        139,268,676
Tax-Exempt Bond Fund .....................        106,086,010         97,381,755
Convertible Securities Fund ..............          4,952,608         32,531,327
Equity Fund ..............................        181,730,929        189,024,912
Equity Income Fund .......................         34,910,238         36,970,333
Core Equity Fund .........................         85,934,490        104,320,361
Small-Cap Opportunity Fund ...............        300,415,116        308,630,733
Small-Cap Value Fund .....................        351,770,734        338,971,349
Index Fund ...............................         24,825,310         42,241,227
Large-Cap Aggressive Growth Fund .........         13,495,294          2,310,307
Small-Cap Aggressive Growth Fund .........         10,865,031          8,961,247
Technology Fund ..........................          1,874,413          2,364,967
Balanced Fund ............................         30,315,723         26,574,607
International Fund .......................         33,828,082         59,450,842
Emerging Markets Fund ....................         81,956,742         24,008,941


     Purchases and sales of U.S. government securities (excluding short-term securities) of the non-Money Market Funds during the period ended December 31, 2002, were as follows:

                                                    PURCHASES           SALES
                                                   -----------       -----------
Short/Intermediate Bond Fund ...............       $55,446,585       $60,186,663
Bond Fund ..................................        63,698,421        57,773,629
Intermediate Government Bond Fund ..........        66,085,407        33,409,022
Balanced Fund ..............................         9,042,609         9,677,981

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


     At December 31, 2002, cost of investments and gross unrealized appreciation and depreciation on a tax basis for each non-Money Market Fund were as follows:

                                                                                    NET UNREALIZED
                                       COST OF        UNREALIZED      UNREALIZED     APPRECIATION
                                     INVESTMENTS     APPRECIATION   (DEPRECIATION)  (DEPRECIATION)
                                     ------------    ------------  --------------   --------------
Short/Intermediate Bond Fund ....    $248,989,675    $11,671,814    $ (4,440,274)    $  7,231,540
Bond Fund .......................     217,650,764     11,360,911      (3,385,800)       7,975,111
Intermediate Government Bond Fund      98,736,035      5,098,327        (590,181)       4,508,146
High Yield Bond Fund ............      17,898,579        643,636        (786,019)        (142,383)
Intermediate Tax-Exempt Bond Fund     235,616,792     21,216,538              --       21,216,538
Tax-Exempt Bond Fund ............     112,852,767     13,321,324         (22,783)      13,298,541
Convertible Securities Fund .....      11,401,616          6,732         (92,694)         (85,962)
Equity Fund .....................     270,797,302     18,301,921     (38,737,230)     (20,435,309)
Equity Income Fund ..............      48,446,837      3,953,294      (5,673,728)      (1,720,434)
Core Equity Fund ................     112,399,227      5,163,609     (16,653,311)     (11,489,702)
Small-Cap Opportunity Fund ......     320,708,634     49,689,123     (26,746,762)      22,942,361
Small-Cap Value Fund ............     226,071,495     15,769,596     (16,571,527)        (801,931)
Index Fund ......................     417,830,006     47,041,170     (91,946,987)     (44,905,817)
Large-Cap Aggressive Growth Fund       13,333,048         96,760        (523,228)        (426,468)
Small-Cap Aggressive Growth Fund        7,852,253        520,435      (1,101,443)        (581,008)
Technology Fund .................       2,287,187         55,488        (847,406)        (791,918)
Balanced Fund ...................      53,615,944      2,977,991      (4,262,867)      (1,284,876)
International Fund ..............     163,340,800      9,106,861     (30,707,203)     (21,600,342)
Emerging Markets Fund ...........      97,127,689      6,790,420      (7,122,944)        (332,524)


     Capital gains distributions during the year ended December 31, 2002, were as follows for tax purposes.


                                          EQUITY INCOME FUND   CORE EQUITY FUND
                                          ------------------   ----------------
                                              LONG-TERM           LONG-TERM
                                            CAPITAL GAINS        CAPITAL GAINS
                                          ------------------   ----------------
Institutional Shares ...................      $514,319           $1,879,698
N Shares ...............................        36,652               67,633
A Shares ...............................         3,089               10,282
B Shares ...............................           814                  525


                                          SMALL-CAP VALUE FUND    INDEX FUND
                                          --------------------  -------------
                                              LONG-TERM           LONG-TERM
                                            CAPITAL GAINS       CAPITAL GAINS
                                          --------------------  -------------
Institutional Shares ...................     $2,269,423          $5,949,182
N Shares ...............................         41,212             329,787
A Shares ...............................          5,333                  --
B Shares ...............................          3,825                 658

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


9.   COMPOSITION OF NET ASSETS


     At December 31, 2002, net assets of each Fund consisted of:

                                                   GOVERNMENT                         TAX-EXEMPT
                                                  MONEY MARKET    MONEY MARKET       MONEY MARKET
BOOK BASIS                                            FUND            FUND               FUND
                                                  ------------   ---------------   ---------------
Beneficial Interest at Par Value ...              $    761,383   $     8,909,128   $     1,104,802
Paid-in Capital ....................               760,621,889     8,900,219,081     1,103,696,845
Undistributed Net Investment Income                         --                (3)               --
Accumulated Net Realized Gain/(Loss)                    25,056          (541,901)         (183,337)
                                                  ------------   ---------------   ---------------
Net Assets .........................              $761,408,328   $ 8,908,586,305   $ 1,104,618,310
                                                  ============   ===============   ===============


                                                   GOVERNMENT                        TAX-EXEMPT
                                                  MONEY MARKET    MONEY MARKET      MONEY MARKET
TAX BASIS                                             FUND            FUND              FUND
                                                  ------------   ---------------   ---------------
Beneficial Interest at Par Value ..               $    761,383   $     8,909,128   $     1,104,802
Paid-in Capital ...................                760,621,889     8,900,219,081     1,103,696,845
Undistributed Net Investment Income                         --                (3)               --
Accumulated Short-Term Gain .......                     25,056            29,073                --
Capital Loss Carryforwards ........                         --                --            (1,796)
Post-October Losses ...............                         --          (570,974)         (181,541)
                                                  ------------   ---------------   ---------------
Net Assets ........................               $761,408,328   $ 8,908,586,305   $ 1,104,618,310
                                                  ============   ===============   ===============


                                                     SHORT/                         INTERMEDIATE
                                                  INTERMEDIATE                       GOVERNMENT        HIGH YIELD
BOOK BASIS                                          BOND FUND        BOND FUND        BOND FUND         BOND FUND
                                                 -------------     -------------     ------------     ------------
Beneficial Interest at Par Value ............     $     24,159      $     21,518       $     5,591     $     1,541
Paid-in Capital .............................      248,712,517       219,134,249        94,093,319      18,743,334
Undistributed Net Investment Income .........               --                --                (2)             --
Accumulated Net Realized Gain/(Loss) ........       (4,457,441)       (3,389,767)           16,195        (514,504)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........        7,051,852         7,498,986         4,455,161        (142,383)
                                                  ------------      ------------       -----------     -----------
Net Assets ..................................     $251,331,087      $223,264,986       $98,570,264     $18,087,988
                                                  ============      ============       ===========     ===========
TAX BASIS
Beneficial Interest at Par Value ............     $     24,158      $     21,518       $     5,591     $     1,541
Paid-in Capital .............................      248,712,517       219,134,249        94,093,319      18,743,334
Undistributed Net Investment Income .........               --                --                (2)             --
Accumulated Long-Term Capital Gain ..........               --                --            28,054              --
Capital Loss Carryforwards ..................       (4,637,128)       (3,396,959)               --        (514,504)
Post-October Losses .........................               --          (468,933)          (64,844)             --
Unrealized Appreciation/(Depreciation) on
   Investment Transactions ..................        7,231,540         7,975,111         4,508,146        (142,383)
                                                  ------------      ------------       -----------     -----------
Net Assets ..................................     $251,331,087      $223,264,986       $98,570,264     $18,087,988
                                                  ============      ============       ===========     ===========

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                  INTERMEDIATE                        CONVERTIBLE
                                                   TAX-EXEMPT       TAX-EXEMPT        SECURITIES         EQUITY
BOOK BASIS                                          BOND FUND         BOND FUND           FUND             FUND
                                                  ------------      ------------      ------------    -------------
Beneficial Interest at Par Value ............     $     22,516      $     11,647      $        690    $      27,805
Paid-in Capital .............................      237,943,642       113,665,866        22,846,700      302,869,313
Undistributed Net Investment Income .........               --                --            22,366           45,095
Accumulated Net Realized Gain/(Loss) ........         (725,479)         (824,262)      (11,392,516)     (34,803,942)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........       21,216,538        13,298,541           (85,962)     (18,335,440)
                                                  ------------      ------------      ------------    -------------
Net Assets ..................................     $258,457,217      $126,151,792      $ 11,391,278    $ 249,802,831
                                                  ============      ============       ===========     ============
TAX BASIS
Beneficial Interest at Par Value ............     $     22,516      $     11,647      $        690    $      27,805
Paid-in Capital .............................      237,943,642       113,665,866        22,846,700      302,869,313
Undistributed Net Investment Income .........               --                --            22,366           45,095
Capital Loss Carryforwards ..................         (725,479)         (824,262)       (6,019,804)     (22,712,152)
Post-October Losses .........................               --                --        (5,372,712)      (9,991,921)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions ..................       21,216,538        13,298,541           (85,962)     (20,435,309)
                                                  ------------      ------------      ------------    -------------
Net Assets ..................................     $258,457,217      $126,151,792      $ 11,391,278    $ 249,802,831
                                                  ============      ============      ============    =============



                                                     EQUITY            CORE            SMALL-CAP        SMALL-CAP
                                                     INCOME           EQUITY          OPPORTUNITY         VALUE
BOOK BASIS                                            FUND             FUND              FUND             FUND
                                                   -----------      ------------      ------------     ------------
Beneficial Interest at Par Value ............      $     3,727      $      6,534      $     22,405     $      6,998
Paid-in Capital .............................       50,032,183       114,161,700       344,072,058      235,790,996
Undistributed Net Investment Income .........           13,407            35,249                --           60,035
Accumulated Net Realized Gain/(Loss) ........       (1,579,613)         (437,713)      (28,423,911)     (14,735,321)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........       (1,717,244)      (11,052,976)       22,980,241        1,348,749
                                                   -----------      ------------      ------------     ------------
Net Assets ..................................      $46,752,460      $102,712,794      $338,650,793     $222,471,457
                                                   ===========      ============      ============     ============
TAX BASIS
Beneficial Interest at Par Value ............      $     3,727      $      6,534      $     22,405     $      6,998
Paid-in Capital .............................       50,032,183       114,161,700       344,072,058      235,790,996
Undistributed Net Investment Income .........           13,407            35,249                --           60,035
Capital Loss Carryforwards ..................         (624,601)             (987)      (28,386,031)      (6,158,670)
Post-October Losses .........................         (951,822)               --                --       (6,425,971)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions ..................       (1,720,434)      (11,489,702)       22,942,361         (801,931)
                                                   -----------      ------------      ------------     ------------
Net Assets ..................................      $46,752,460      $102,712,794      $338,650,793     $222,471,457
                                                   ===========      ============      ============     ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                     LARGE-CAP         SMALL-CAP
                                                                     AGGRESSIVE       AGGRESSIVE
                                                      INDEX            GROWTH           GROWTH          TECHNOLOGY
BOOK BASIS                                             FUND             FUND             FUND              FUND
                                                  ------------      ------------      ------------     ------------
Beneficial Interest at Par Value ............     $     20,603       $     3,159       $       949      $       455
Paid-in Capital .............................      419,236,067        14,756,415         9,621,280        4,960,513
Undistributed Net Investment Income .........           61,709                --                --               --
Accumulated Net Realized Gain/(Loss) ........       (2,020,925)       (1,434,478)       (1,759,666)      (2,701,715)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      (44,888,152)         (426,468)         (581,008)        (791,918)
                                                  ------------       -----------       -----------      -----------
Net Assets ..................................     $372,409,302       $12,898,628       $ 7,281,555      $ 1,467,335
                                                  ============       ===========       ===========      ===========
TAX BASIS
Beneficial Interest at Par Value ............     $     20,603       $     3,159       $       949      $       455
Paid-in Capital .............................      419,236,067        14,756,415         9,621,280        4,960,513
Undistributed Net Investment Income .........           61,709                --                --               --
Capital Loss Carryforwards ..................       (1,691,429)       (1,423,426)       (1,759,211)      (2,460,031)
Post-October Losses .........................         (311,831)          (11,052)             (455)        (241,684)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions ..................      (44,905,817)         (426,468)         (581,008)        (791,918)
                                                  ------------       -----------       -----------      -----------
Net Assets ..................................     $372,409,302       $12,898,628       $ 7,281,555      $ 1,467,335
                                                  ============       ===========       ===========      ===========



                                                                                       EMERGING
                                                    BALANCED       INTERNATIONAL       MARKETS
BOOK BASIS                                            FUND             FUND             FUND
                                                   -----------      ------------     ------------
Beneficial Interest at Par Value ............      $     4,267      $     14,513     $     14,605
Paid-in Capital .............................       54,330,393       209,238,526      112,360,767
Undistributed Net Investment Income .........           11,875             6,515           19,396
Accumulated Net Realized Gain/(Loss) ........       (4,252,462)      (45,526,388)     (14,973,726)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........         (846,610)      (21,480,061)        (332,524)
                                                   -----------      ------------     ------------
Net Assets ..................................      $49,247,463      $142,253,105     $ 97,088,518
                                                   ===========      ============     ============
TAX BASIS
Beneficial Interest at Par Value ............      $     4,267      $     14,513     $     14,605
Paid-in Capital .............................       54,330,393       209,238,526      112,360,767
Undistributed Net Investment Income .........           11,875            14,764           21,879
Capital Loss Carryforwards ..................       (3,073,568)      (43,489,091)     (14,958,050)
Post-October Losses .........................         (740,628)       (1,925,265)         (18,159)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions ..................       (1,284,876)      (21,600,342)        (332,524)
                                                   -----------      ------------     ------------
Net Assets ..................................      $49,247,463      $142,253,105     $ 97,088,518
                                                   ===========      ============     ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


     At December 31, 2002, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                EXPIRING DECEMBER 31
                                  -----------------------------------------------------------------------------------
                                   2005      2006        2007         2008         2009         2010         TOTAL
                                  ------  ----------  ----------   ----------  -----------   -----------  -----------
     Tax-Exempt Money Market
        Fund ...................  $   --  $       --  $    1,265   $      531  $        --   $        --  $     1,796
     Short/Intermediate
        Bond Fund ..............      --          --          --    1,503,684           --     3,133,444    4,637,128
     Bond Fund .................      --          --     128,032    1,661,935           --     1,606,992    3,396,959
     High Yield Bond Fund ......      --          --          --           --           --       514,504      514,504
     Intermediate Tax-Exempt
        Bond Fund ..............      --          --     549,553           --           --       175,926      725,479
     Tax-Exempt Bond Fund ......      --          --     824,262           --           --            --      824,262
     Convertible Securities Fund      --          --          --           --    3,844,603     2,175,201    6,019,804
     Equity Fund ...............      --          --          --           --    1,557,903    21,154,249   22,712,152
     Equity Income Fund ........      --          --          --           --           --       624,601      624,601
     Core Equity Fund ..........      --          --          --           --           --           987          987
     Small-Cap Opportunity
        Fund ...................      --          --          --           --   11,712,406    16,673,625   28,386,031
     Small-Cap Value Fund ......      --          --          --           --           --     6,158,670    6,158,670
     Index Fund ................      --          --          --           --           --     1,691,429    1,691,429
     Large-Cap Aggressive
        Growth Fund ............      --          --          --           --      484,014       939,412    1,423,426
     Small-Cap Aggressive
        Growth Fund ............                                                   358,932     1,400,279    1,759,211
     Technology Fund ...........                                                 1,262,648     1,197,383    2,460,031
     Balanced Fund .............                                                   723,310     2,350,258    3,073,568
     International Fund ........           1,268,678          --       19,547   21,497,210    20,703,656   43,489,091
     Emerging Markets Fund .....   1,563   5,010,413   1,655,798    1,808,572    2,138,899     4,342,805   14,958,050


     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

     The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase (decrease) in net investment income of $12,641, $72,975, $10,029, $348,908, $70,220, $(33,316), $(6,172), $(119,112), $(2,658), $4,732,
$(274,841), and $(110,871) for the Government Money Market Fund, the Money Market Fund, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Convertible Securities Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Index Fund, the Balanced Fund, the International Fund, and the Emerging Markets Fund, respectively. Accumulated net gain (loss) was adjusted by the same amount. Current year net investment losses of $2,069,266, $8,982, $32,640, and $18,413 were reclassified from undistributed net investment income to paid-in capital by the Small-Cap Opportunity Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund, respectively.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


10.  IN-KIND TRANSFER OF SECURITIES

     The following Funds issued shares of beneficial interest in a tax-free exchange for portfolio securities at their current value from collective investment funds managed by Harris Trust. The tax basis of the securities exchanged for the shares of the Funds was carried over to the respective Funds. The date of transfer, number of shares issued, the current value on the date of transfer and the unrealized gain (loss) on securities included in the transfer are as follows:

                                                          NUMBER
                                                         OF SHARES                         UNREALIZED
                                       DATE               ISSUED            VALUE         DEPRECIATION
                                ------------------       ---------       -----------     -------------
     Index Fund                 August 16, 2002          1,507,830       $28,814,628     $(11,189,402)
     High Yield Bond Fund       September 20, 2002       1,462,807        16,892,215         (963,648)


11.  CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     The Technology Fund invests primarily in a concentrated list of securities whose issuers are engaged in the research, development, manufacture, or distribution of technological products, services, processes, advances, or improvements. These investments may involve industry concentration and risks not typically associated with a more broadly diversified fund mandate, as a result of, among other factors, economic, regulatory, financial or market conditions significantly affecting that industry or group.

     Each of the  International  Fund and the  Emerging  Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

12.  LINE OF CREDIT

     The Trust, on behalf of each of the Funds, except for High Yield Bond Fund, Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, and the Technology Fund, has a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the ultimate parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the period ended December 31, 2002, none of the Funds had borrowings under the Credit Facility.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


13.  CHANGE IN AUDITOR (UNAUDITED)

     In November  2002,  KPMG LLP (KPMG)  succeeded  PricewaterhouseCoopers  LLP
(PwC) as the Funds' independent auditor. The Funds' selection of KPMG as its independent auditor was recommended by the Funds' Audit Committee and was approved by the Funds' Board of Trustees.

     The reports on the Financial Statements audited by PwC for the years ended December 31, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

14.  SUBSEQUENT EVENT

     The Board of Trustees of the Harris Insight Funds approved the following changes to the Harris Insight Convertible Securities Fund (the "Fund"), effective January 2, 2003. The investment objective and strategy of the Fund was changed to seeking to provide a high level of total return through a combination of income and capital appreciation. The Fund pursues that objective by investing all of its investable assets in shares of Harris Insight High Yield Bond Fund, which has the same investment objective. Concurrently, the Fund's name was changed to the Harris Insight High Yield Select Bond Fund, and the Fund's advisory agreement with HIM was terminated.

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS TRUST:

     We have audited the accompanying statements of net assets of the Harris Insight Government Money Market Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, Harris Insight Convertible Securities Fund, Harris Insight High Yield Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund, Harris Insight Tax-Exempt Bond Fund, Harris Insight International Fund, Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, Harris Insight Emerging Markets Fund, (eleven of the portfolios constituting the Harris Insight Funds Trust) and the statements of assets and liabilities, including the schedule of investments, of the Harris Insight Short/Intermediate Bond Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Equity Fund, Harris Insight Equity Income Fund, Harris Insight Core Equity Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Small-Cap Value Fund, Harris Insight Index Fund, Harris Insight Balanced Fund and the Harris Insight Technology Fund, (the eleven remaining portfolios constituting the Harris Insight Funds Trust), collectively "the Funds," as of December 31, 2002, and the related statements of operations, change in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Harris Insight Funds Trust as of December 31, 2002, the result of our operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/S/  LPMG LLP

Philadelphia, Pennsylvania


February 14, 2002

                                 FUND MANAGEMENT


     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 982-8782.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS IN           OTHER
NAME, (AGE AT 12/31/02),           TERM OF OFFICE (1)                                    FUND COMPLEX         TRUSTEESHIPS/
ADDRESS AND POSITION(S)              AND LENGTH OF    PRINCIPAL OCCUPATION(S)            OVERSEEN BY          DIRECTORSHIPS
WITH TRUST                           TIME SERVED       DURING PAST 5 YEARS                TRUSTEES           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (63)                 Since 1995         Chairman Emeritus, Jones Lang          22        Director, Florida Office
Chairman and Trustee                                  LaSalle, formerly named LaSalle                  Property Company, Inc. (real
  200 East Randolph Drive                             Partners Ltd. (real estate                       estate investment fund);
  Floor 43                                            investment manager and consulting                Trustee, Henderson Global
  Chicago, Illinois 60601                             firm).                                           Funds (7 Portfolios); and
                                                                                                       President, KCI Inc. (Private
                                                                                                       S Corporation investing in
                                                                                                       non-public investments).
------------------------------------------------------------------------------------------------------------------------------------

Edgar R. Fiedler (73)              Since 1995         Senior Fellow and Economic             22        Director or Trustee, The
Trustee                                               Counselor, The Conference Board.                 Scudder Funds (48 Portfolios)
  50023 Brogden                                                                                        and PEG Capital Management
  Chapel Hill, NC 27517                                                                                (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

Valerie B. Jarrett (46)            Since 1999         Executive Vice President, The          22        Director, USG Corporation
Trustee                                               Habitat Company (residential                     (building materials
  350 West Hubbard Street                             property developer), and Chairman                manufacturer) and The Chicago
  Chicago, Illinois 60610                             and Chief Executive Officer,                     Stock Exchange; and Trustee,
                                                      Chicago Transit Authority.                       University of Chicago.
------------------------------------------------------------------------------------------------------------------------------------

John W. McCarter, Jr. (64)         Since 1995         President and Chief Executive          22        Chairman, Divergence L.L.C.
Trustee                                               Officer, The Field Museum of                     (biotechnology firm);
  1400 South Lake Shore Drive                         Natural History; formerly Senior                 Director, W.W. Grainger, Inc.
  Chicago, Illinois 60605                             Vice President and Director,                     (industrial distributor) and
                                                      Booz-Allen & Hamilton, Inc.                      A.M. Castle, Inc. (metals
                                                      (consulting firm).                               distributor); and Trustee,
                                                                                                       Janus Adviser Series, Janus
                                                                                                       Aspen Series and Janus
                                                                                                       Investment Fund (52
                                                                                                       portfolios).
------------------------------------------------------------------------------------------------------------------------------------

Paula Wolff (57)                   Since 1998         Senior Executive, Chicago             22         Vice Chair, University of
Trustee                                               Metropolis 2020 (civic                           Chicago Board of Trustees;
  30 West Monroe Street                               organization), since 2000.                       Chair, University of Chicago
  18th Floor                                          President, Governors State                       Hospitals; and Director,
  Chicago, Illinois 60603                             University, prior thereto.                       Ariel Capital Management,
                                                                                                       Inc. (investment manager).

------------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Capaccio (46)             Since 2001         Senior Vice President, Harris Trust    N/A       N/A
President, Treasurer and Principal                    and Savings Bank.
  Financial and Accounting Officer
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------

Ishwar D. Gupta (59)               Since 2001         Senior Vice President, Harris Trust    N/A       N/A
Vice President and Assistant                          and Savings Bank.
  Secretary
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------

Merrill J. Sklenar (57)            Since 2001         Vice President, Harris Trust and       N/A       N/A
Vice President and Assistant                          Savings Bank.
  Secretary
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------

David C. Lebisky (30)              Since 2001         Assistant Vice President, PFPC Inc.    N/A       N/A
Secretary                                             (mutual fund administrator).
  103 Bellevue Parkway
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Ryan (61)                Since 2002         Vice President and Director of         N/A       N/A
Assistant Treasurer                                   Accounting, PFPC Inc.
  103 Bellevue Parkway
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------

1 Any Trustee  who, on December 6, 1995 was a Trustee of the Trust and had  attained  the age of 65,  shall retire at the end of the calendar  year in which the trustee  attains the age of 74 years.  Any other Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

The President,  Treasurer and Secretary shall each hold office until his successor  shall have been duly elected and qualified,  and all other officers shall hold office at the pleasure of the Trustees.

                             HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406
                            TELEPHONE: (800) 982-8782

INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISER
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT ACCOUNTANTS
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602


BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Trustees.

EDGAR R. FIEDLER
Trustee.

VALERIE B. JARRETT
Trustee.

JOHN W. MCCARTER, JR.
Trustee.

PAULA WOLFF
Trustee.


OFFICERS

PETER P. CAPACCIO
President, Treasurer, and Principal Financial and Accounting Officer

ISHWAR D. GUPTA
Vice President and Assistant Secretary

MERRILL J. SKLENAR
Vice President and Assistant Secretary

DAVID C. LEBISKY
Secretary

THOMAS J. RYAN
Assistant Treasurer

L. LINN SOLANO
Assistant Treasurer

           THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE
         SHAREHOLDERS OF THE HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED
          FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED
        OR PRECEDED BY A PROSPECTUS OF THE HARRIS INSIGHT FUNDS. PLEASE
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.




                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.






                                                                  HIF 1001 12/02